                            Nuveen Multistate Trust I

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07747

                            Nuveen Multistate Trust I
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                               Nuveen Investments
                              333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                              333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (312 917-7700)
                                                           --------------

                        Date of fiscal year end: May 31st
                                                 --------

                       Date of reporting period: May 31st
                                                ---------

Form N-CSR is to be use by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30c-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

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Nuveen Investments Municipal Bond Funds
--------------------------------------------------------------------------------
                                               Annual Report dated May 31, 2003
                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

[PHOTO]



Nuveen Arizona Municipal Bond Fund
Nuveen Colorado Municipal Bond Fund
Nuveen New Mexico Municipal Bond Fund



[LOGO] Nuveen Investments

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                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

[PHOTO]

Timothy R. Schwertfeger

                                 "No one knows
                                what the future
                               will bring, which
                                is why we think
                                a well-balanced
                               portfolio ... is
                                 an important
                                 component in
                                achieving your
                                   long-term
                               financial goals."
Dear Shareholder,

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with attractive tax-free monthly income and total return. For more specific information about the performance of your Fund, please see the Portfolio Manager's Comments and Fund Spotlight sections of this report.

With interest rates at historically low levels, many have begun to wonder whether interest rates will rise, and whether that possibility should cause them to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

I'd also like to direct your attention to the inside front cover of this report, which explains the quick and easy process to begin receiving Fund reports like this via e-mail and the internet. Thousands of Nuveen Investments Fund shareholders already have signed-up, and they are getting their Fund information faster and more conveniently than ever. I urge you to consider joining them.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

July 15, 2003



                            Annual Report l Page 1

  Portfolio Manager's Comments

  Portfolio manager Rick Huber examines economic and market conditions, key investment strategies, and the performance of the Arizona, Colorado and New Mexico Funds. Rick, who has 18 years of investment management experience, assumed primary management responsibility for these Funds in January 2003.

--------------------------------------------------------------------------------

What was the general condition of the U.S. economy and the municipal markets in these states during the twelve-month reporting period?

Nationally, the year ended May 31, 2003, was a period of slow economic growth, low inflation and low interest rates. In this environment, many fixed income investments, including municipal bonds, performed well. Insured and higher-rated bonds, in particular, showed generally strong returns as many investors sought quality in an uncertain economic environment.

The three states covered in this report presented a variety of economic and financial conditions during this twelve-month reporting period. For example, in Arizona there were some signs of improvement in the state's economy due to a healthy service sector and increased defense-related spending. The state is home to five major military bases and is benefiting from a number of new defense contracts. However, the manufacturing and high-tech sectors continued to contract and remain drags on the state economy. Tourism also remains weak. Arizona's financial position reflected a marked decline in sales and income tax collections over the past two years, as well as expenditure increases related to health and social services, corrections and education. One-time revenue adjustments covered a large budget shortfall in 2003, and reserves and rainy day funds are now depleted. While Arizona retained its A1/AA- ratings from Moody's and Standard & Poor's as of May 31, 2003, both rating agencies announced negative outlooks on the state during the reporting period.

Colorado's economy continued to contract during the twelve-month period, with employment declines in manufacturing, construction, finance and retail. Counterbalancing these trends, investment in telecom, computers and IT products advanced during the period. Colorado faces a budget shortfall estimated at $400 million in fiscal 2004, and state officials have indicated that discretionary state spending may have to be cut in order to balance the budget. The state is also considering issuing tobacco settlement securitization bonds and lottery revenue bonds to ease the budget crises. As of May 31, 2003, Standard & Poor's maintained its AA- rating with a negative outlook.

New Mexico has maintained relatively stable employment throughout the recent recession as defense spending protected the state from the worst of the downturn. The two national laboratories in Los Alamos and Sandia expect to expand payrolls as they remain important to national security. The Air Force is another large employer, with bases at Kirtland, Holloman, and Cannon. Offsetting these factors, the once rapidly growing telecommunication industry is expected to continued to drag on the economy. In addition, oil and gas production has declined sharply as prices continue to fall. Overall, the state's fiscal position is well managed and New Mexico was one of only four states that did not face a budget gap in its fiscal 2004 budget. At the end of the reporting period Moody's and Standard & Poor's maintained their state ratings of Aa1 and AA+, respectively.

Nationally, the municipal bond market saw record new issuance in 2002, and continued strong issuance during the first five months of 2003. Arizona and Colorado, relatively heavy issuers of new bonds in 2002, saw some fall off in new issue for the first five months of 2003 when compared with the same period in 2002. Historically, New

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                            Annual Report l Page 2

Class A Shares--
One-Year Total Returns as of 5/31/03

                -----------------------------------------------

                Nuveen Arizona Municipal Bond Fund/1/     9.23%
                Lipper Arizona Municipal Debt Funds
                category average/2/                       8.61%
                Lehman Brothers Municipal Bond Index/3/  10.36%
                -----------------------------------------------

                Nuveen Colorado Municipal Bond Fund/1/    8.70%
                Lipper Colorado Municipal Debt Funds
                category average/2/                       9.38%
                Lehman Brothers Municipal Bond Index/3/  10.36%
                -----------------------------------------------

                Nuveen New Mexico Municipal Bond Fund/1/  8.65%
                Lipper Other States Municipal Debt Funds
                category average/2/                       8.14%
                Lehman Brothers Municipal Bond Index/3/  10.36%
                -----------------------------------------------

Mexico does not have a large new issue supply, although the state's volume is up for January-May 2003 when compared with the same months in 2002.

How did the Funds perform during the twelve months ended May 31, 2003?

The accompanying chart provides performance information for the Funds (Class A shares at net asset value) for the year ended May 31, 2003. The chart also compares the Funds' performances to that of their peers (as measured by their Lipper category average) and to the overall municipal bond market (as measured by the Lehman Brothers Municipal Bond Index ("Lehman Index")).

Both the Arizona and New Mexico Funds were able to outperform their Lipper peer group averages, while the Colorado Fund return, though attractive, trailed the average of its Lipper group peers. All three Funds lagged the national Lehman Index for the period.

One factor weighing on the performance of the Colorado Fund was the decline in value of bonds backed by United Air Lines. Declining passenger traffic, rising costs and the company's bankruptcy have been well documented, and securities that rely on United revenues have suffered accordingly over the past 18 months. While we sold the majority of the Fund's United-backed holdings before the end of the reporting period, the poor performance of these bonds over these last twelve months had a direct impact on the Fund's total return.

In addition, there were two other factors contributing to each Fund's underperformance relative to the Lehman Index over the reporting period. First, each Fund's total return reflects the impact of management fees, while the Lehman Index is unmanaged. Second, each Fund had a shorter duration than the Lehman Index. During a period of falling interest rates, as was the case during much of the twelve-month period, a longer duration investment generally will be expected to perform better than a shorter duration investment assuming no special circumstances in either case. As of May 31, 2003, the duration of the Lehman Index was 7.80, compared with durations of between 6.65 and 6.98 for the Funds. Please see the Fund Spotlight pages for more detailed information on each Fund.

What strategies did you use to manage the Funds during the reporting period?

We managed these Funds with the same overall strategy that we use to manage all of our municipal bond funds. We followed a disciplined, research-driven approach with a view toward uncovering attractively valued bonds that we thought had above-average return potential.

During this reporting period, we sought to avoid excessive turnover in each of the portfolios. With interest rates at historic lows, we believed it generally made little sense to sell older investments issued at higher rates and buy new securities offering lower prevailing yields--reducing income

--------------------------------------------------------------------------------
1Performance figures are for Class A shares at net asset value as of May 31,
 2003. Current performance may be more or less than the performance shown.
2For each state, the Lipper peer group returns shown represent the average annualized total return for all reporting funds for the one-year period ended May 31, 2003. As of that date, the Lipper peer groups included 36 Arizona funds, 28 Colorado funds, and 62 Other State funds. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.
3The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

                            Annual Report l Page 3
and increasing our shareholders' capital gains exposure. Thus, we limited the Funds' trading activity to include only those transactions that, in our opinion, were in the best interest of our shareholders.

We also sought to take advantage of unique opportunities in each state.

Arizona

When the period began, we were focused on improving the Arizona Fund's yield and total-return potential. To do this, we sought to sell securities that we believed were likely to be called and looked to replace them with high-quality municipal bonds offering better call protection. With approximately 12 percent of the Fund's investments callable during 2003 and 2004, enhancing call protection was an ongoing concern throughout the twelve-month period. The Fund remained broadly diversified across multiple sectors, although multifamily housing was one area in which we were somewhat reluctant to add to our current allocation. This sector suffered as attractive interest rates led many traditional apartment dwellers to consider buying single-family homes.

Colorado

Trading activity in the Colorado Fund was very limited during the reporting period. We believed the Fund was generally well structured, with a well-diversified portfolio and offering good call protection. When available, we looked to buy health care bonds, which we believed offered compelling value, especially early in the period. As credit spreads for health care securities narrowed during the twelve-month period--indicating better bond performance--this helped offset some of the poor performance of the United Airlines-backed bonds.

New Mexico

In New Mexico, we looked for attractive opportunities in the long-intermediate part of the yield curve, where we believed the most value could be found. This meant purchasing securities due to mature in approximately 15 to 20 years. However, given the relatively small amount of New Mexico supply during the period, our opportunities were limited. As a result, about 16 percent of the Fund's portfolio was invested in bonds issued by U.S. territories such as Puerto Rico (territorial bonds offer the same tax-exempt status as do in-state bonds) as of May 31, 2003. If desirable New Mexico securities become available in the future, we expect to decrease the Fund's weighting in territorial paper and reinvest the proceeds accordingly.

What is your outlook for the municipal market and the Funds?

In the coming months, we do not expect to make major changes to the portfolios of any of these Funds. Although we think the economic growth will continue to be slow, we believe that each state's economic condition will improve as the national picture brightens.

As a result, we will work to position each Fund to perform well in a stable rate environment while mitigating as much as possible the risks inherent in a fixed-income portfolio should interest rates begin to rise. We believe the tax-free income and diversification potential offered by these Funds continue to make them attractive investments.


                            Annual Report l Page 4

     Growth of an Assumed $10,000 Investment

     Nuveen Arizona Municipal Bond Fund*

                                    [CHART]

              Nuveen Arizona    Nuveen Arizona
              Municipal Bond    Municipal Bond         Lehman Brothers
   Date         Fund (NAV)       Fund (Offer)       Municipal Bond Index
----------    --------------    --------------      --------------------
 5/31/1993        10,000            9,580                 10,000
 6/30/1993        10,186            9,758                 10,167
 7/31/1993        10,161            9,734                 10,180
 8/31/1993        10,416            9,978                 10,392
 9/30/1993        10,547           10,104                 10,510
10/31/1993        10,586           10,141                 10,530
11/30/1993        10,452           10,013                 10,438
12/31/1993        10,672           10,224                 10,658
 1/31/1994        10,834           10,379                 10,779
 2/28/1994        10,493           10,052                 10,500
 3/31/1994        10,049            9,627                 10,073
 4/30/1994        10,066            9,643                 10,159
 5/31/1994        10,192            9,764                 10,247
 6/30/1994        10,122            9,697                 10,184
 7/31/1994        10,317            9,884                 10,371
 8/31/1994        10,326            9,893                 10,407
 9/30/1994        10,156            9,729                 10,254
10/31/1994         9,986            9,567                 10,072
11/30/1994         9,794            9,382                  9,889
12/31/1994        10,075            9,651                 10,107
 1/31/1995        10,397            9,960                 10,396
 2/28/1995        10,757           10,305                 10,698
 3/31/1995        10,837           10,382                 10,821
 4/30/1995        10,824           10,370                 10,834
 5/31/1995        11,215           10,744                 11,180
 6/30/1995        11,007           10,544                 11,083
 7/31/1995        11,151           10,682                 11,188
 8/31/1995        11,286           10,812                 11,330
 9/30/1995        11,335           10,859                 11,402
10/31/1995        11,535           11,050                 11,567
11/30/1995        11,850           11,352                 11,759
12/31/1995        11,986           11,483                 11,872
 1/31/1996        12,016           11,511                 11,962
 2/29/1996        11,871           11,372                 11,881
 3/31/1996        11,653           11,164                 11,729
 4/30/1996        11,594           11,107                 11,696
 5/31/1996        11,688           11,197                 11,691
 6/30/1996        11,792           11,297                 11,818
 7/31/1996        11,909           11,408                 11,926
 8/31/1996        11,905           11,405                 11,924
 9/30/1996        12,087           11,579                 12,091
10/31/1996        12,206           11,693                 12,227
11/30/1996        12,434           11,912                 12,451
12/31/1996        12,359           11,840                 12,399
 1/31/1997        12,372           11,852                 12,422
 2/28/1997        12,492           11,967                 12,537
 3/31/1997        12,350           11,832                 12,370
 4/30/1997        12,460           11,937                 12,474
 5/31/1997        12,605           12,076                 12,661
 6/30/1997        12,739           12,204                 12,796
 7/31/1997        13,174           12,621                 13,151
 8/31/1997        13,019           12,472                 13,027
 9/30/1997        13,189           12,635                 13,182
10/31/1997        13,255           12,699                 13,266
11/30/1997        13,321           12,762                 13,345
12/31/1997        13,551           12,982                 13,540
 1/31/1998        13,700           13,124                 13,679
 2/28/1998        13,683           13,109                 13,683
 3/31/1998        13,665           13,092                 13,695
 4/30/1998        13,552           12,983                 13,634
 5/31/1998        13,812           13,232                 13,849
 6/30/1998        13,867           13,285                 13,903
 7/31/1998        13,886           13,302                 13,938
 8/31/1998        14,123           13,530                 14,154
 9/30/1998        14,312           13,711                 14,331
10/31/1998        14,294           13,693                 14,331
11/30/1998        14,336           13,734                 14,381
12/31/1998        14,359           13,756                 14,417
 1/31/1999        14,514           13,905                 14,589
 2/28/1999        14,420           13,815                 14,524
 3/31/1999        14,400           13,795                 14,545
 4/30/1999        14,469           13,861                 14,581
 5/31/1999        14,348           13,745                 14,497
 6/30/1999        14,035           13,445                 14,288
 7/31/1999        14,080           13,488                 14,339
 8/31/1999        13,904           13,320                 14,225
 9/30/1999        13,843           13,261                 14,230
10/31/1999        13,613           13,041                 14,077
11/30/1999        13,734           13,157                 14,226
12/31/1999        13,605           13,033                 14,119
 1/31/2000        13,490           12,923                 14,058
 2/29/2000        13,693           13,118                 14,221
 3/31/2000        14,043           13,453                 14,533
 4/30/2000        13,927           13,342                 14,447
 5/31/2000        13,810           13,230                 14,372
 6/30/2000        14,178           13,582                 14,753
 7/31/2000        14,398           13,794                 14,958
 8/31/2000        14,634           14,020                 15,188
 9/30/2000        14,557           13,946                 15,109
10/31/2000        14,699           14,082                 15,274
11/30/2000        14,773           14,152                 15,390
12/31/2000        15,109           14,475                 15,770
 1/31/2001        15,183           14,546                 15,926
 2/28/2001        15,245           14,604                 15,977
 3/31/2001        15,376           14,730                 16,121
 4/30/2001        15,185           14,547                 15,947
 5/31/2001        15,346           14,701                 16,119
 6/30/2001        15,493           14,842                 16,227
 7/31/2001        15,740           15,079                 16,467
 8/31/2001        16,018           15,345                 16,739
 9/30/2001        15,996           15,324                 16,682
10/31/2001        16,174           15,495                 16,881
11/30/2001        16,036           15,363                 16,739
12/31/2001        15,891           15,223                 16,580
 1/31/2002        16,116           15,439                 16,867
 2/28/2002        16,314           15,629                 17,071
 3/31/2002        15,996           15,325                 16,736
 4/30/2002        16,195           15,515                 17,063
 5/31/2002        16,276           15,593                 17,167
 6/30/2002        16,447           15,757                 17,348
 7/31/2002        16,664           15,964                 17,571
 8/31/2002        16,911           16,201                 17,782
 9/30/2002        17,265           16,540                 18,172
10/31/2002        16,908           16,198                 17,871
11/30/2002        16,761           16,057                 17,797
12/31/2002        17,120           16,401                 18,172
 1/31/2003        17,017           16,302                 18,126
 2/28/2003        17,283           16,558                 18,379
 3/31/2003        17,226           16,503                 18,390
 4/30/2003        17,339           16,611                 18,512
 5/31/2003        17,779           17,032                 18,946


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                            Annual Report l Page 5



     Growth of an Assumed $10,000 Investment

     Nuveen Colorado Municipal Bond Fund*

                                    [CHART]

                  Nuveen Colorado    Nuveen Colorado
                  Municipal Bond     Municipal Bond      Lehman Brothers
   Date             Fund (NAV)        Fund (Offer)    Municipal Bond Index
----------       ---------------     --------------   --------------------
 5/31/1993            10,000             9,580              10,000
 6/30/1993            10,169             9,742              10,167
 7/31/1993            10,201             9,772              10,180
 8/31/1993            10,464            10,024              10,392
 9/30/1993            10,603            10,158              10,510
10/31/1993            10,612            10,167              10,530
11/30/1993            10,447            10,008              10,438
12/31/1993            10,685            10,236              10,658
 1/31/1994            10,850            10,394              10,779
 2/28/1994            10,543            10,100              10,500
 3/31/1994            10,050             9,628              10,073
 4/30/1994            10,057             9,635              10,159
 5/31/1994            10,203             9,775              10,247
 6/30/1994            10,136             9,710              10,184
 7/31/1994            10,358             9,923              10,371
 8/31/1994            10,377             9,942              10,407
 9/30/1994            10,191             9,763              10,254
10/31/1994            10,015             9,595              10,072
11/30/1994             9,794             9,383               9,889
12/31/1994            10,064             9,642              10,107
 1/31/1995            10,358             9,923              10,396
 2/28/1995            10,671            10,223              10,698
 3/31/1995            10,713            10,263              10,821
 4/30/1995            10,731            10,280              10,834
 5/31/1995            11,176            10,707              11,180
 6/30/1995            11,059            10,594              11,083
 7/31/1995            11,124            10,657              11,188
 8/31/1995            11,258            10,785              11,330
 9/30/1995            11,310            10,835              11,402
10/31/1995            11,513            11,029              11,567
11/30/1995            11,762            11,268              11,759
12/31/1995            11,918            11,417              11,872
 1/31/1996            11,982            11,479              11,962
 2/29/1996            11,869            11,370              11,881
 3/31/1996            11,639            11,151              11,729
 4/30/1996            11,573            11,087              11,696
 5/31/1996            11,638            11,149              11,691
 6/30/1996            11,737            11,244              11,818
 7/31/1996            11,838            11,341              11,926
 8/31/1996            11,854            11,356              11,924
 9/30/1996            12,063            11,556              12,091
10/31/1996            12,238            11,724              12,227
11/30/1996            12,496            11,971              12,451
12/31/1996            12,429            11,907              12,399
 1/31/1997            12,446            11,923              12,422
 2/28/1997            12,549            12,022              12,537
 3/31/1997            12,443            11,920              12,370
 4/30/1997            12,546            12,019              12,474
 5/31/1997            12,713            12,179              12,661
 6/30/1997            12,956            12,412              12,796
 7/31/1997            13,501            12,934              13,151
 8/31/1997            13,354            12,793              13,027
 9/30/1997            13,485            12,918              13,182
10/31/1997            13,629            13,057              13,266
11/30/1997            13,671            13,097              13,345
12/31/1997            13,911            13,326              13,540
 1/31/1998            14,069            13,478              13,679
 2/28/1998            14,048            13,458              13,683
 3/31/1998            14,065            13,474              13,695
 4/30/1998            13,965            13,379              13,634
 5/31/1998            14,218            13,621              13,849
 6/30/1998            14,249            13,651              13,903
 7/31/1998            14,305            13,704              13,938
 8/31/1998            14,534            13,923              14,154
 9/30/1998            14,709            14,092              14,331
10/31/1998            14,699            14,082              14,331
11/30/1998            14,743            14,124              14,381
12/31/1998            14,759            14,140              14,417
 1/31/1999            14,910            14,284              14,589
 2/28/1999            14,829            14,207              14,524
 3/31/1999            14,818            14,195              14,545
 4/30/1999            14,861            14,236              14,581
 5/31/1999            14,752            14,132              14,497
 6/30/1999            14,450            13,843              14,288
 7/31/1999            14,451            13,844              14,339
 8/31/1999            14,257            13,659              14,225
 9/30/1999            14,148            13,553              14,230
10/31/1999            13,842            13,261              14,077
11/30/1999            13,929            13,344              14,226
12/31/1999            13,770            13,192              14,119
 1/31/2000            13,602            13,031              14,058
 2/29/2000            13,777            13,198              14,221
 3/31/2000            14,039            13,449              14,533
 4/30/2000            13,969            13,383              14,447
 5/31/2000            13,841            13,260              14,372
 6/30/2000            14,165            13,570              14,753
 7/31/2000            14,387            13,783              14,958
 8/31/2000            14,581            13,969              15,188
 9/30/2000            14,540            13,929              15,109
10/31/2000            14,676            14,060              15,274
11/30/2000            14,739            14,120              15,390
12/31/2000            15,041            14,409              15,770
 1/31/2001            15,119            14,484              15,926
 2/28/2001            15,198            14,560              15,977
 3/31/2001            15,309            14,666              16,121
 4/30/2001            15,192            14,554              15,947
 5/31/2001            15,364            14,719              16,119
 6/30/2001            15,492            14,841              16,227
 7/31/2001            15,804            15,141              16,467
 8/31/2001            16,150            15,472              16,739
 9/30/2001            16,078            15,402              16,682
10/31/2001            16,192            15,512              16,881
11/30/2001            16,088            15,412              16,739
12/31/2001            15,952            15,282              16,580
 1/31/2002            16,147            15,469              16,867
 2/28/2002            16,293            15,609              17,071
 3/31/2002            15,993            15,322              16,736
 4/30/2002            16,285            15,601              17,063
 5/31/2002            16,368            15,681              17,167
 6/30/2002            16,549            15,854              17,348
 7/31/2002            16,714            16,012              17,571
 8/31/2002            16,880            16,171              17,782
 9/30/2002            17,144            16,424              18,172
10/31/2002            16,803            16,097              17,871
11/30/2002            16,771            16,067              17,797
12/31/2002            17,136            16,416              18,172
 1/31/2003            17,070            16,353              18,126
 2/28/2003            17,321            16,593              18,379
 3/31/2003            17,271            16,546              18,390
 4/30/2003            17,440            16,708              18,512
 5/31/2003            17,791            17,044              18,946

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Growth of an Assumed $10,000 Investment

     Nuveen New Mexico Municipal Bond Fund*

                                    [CHART]

                  Nuveen             Nuveen
                New Mexico         New Mexico
              Municipal Bond     Municipal Bond        Lehman Brothers
   Date         Fund (NAV)        Fund (Offer)      Municipal Bond Index
----------    --------------     --------------     --------------------
 5/31/1993        10,000             9,580                 10,000
 6/30/1993        10,195             9,767                 10,167
 7/31/1993        10,173             9,745                 10,180
 8/31/1993        10,451            10,012                 10,392
 9/30/1993        10,616            10,171                 10,510
10/31/1993        10,642            10,195                 10,530
11/30/1993        10,483            10,043                 10,438
12/31/1993        10,720            10,270                 10,658
 1/31/1994        10,849            10,393                 10,779
 2/28/1994        10,540            10,097                 10,500
 3/31/1994        10,015             9,594                 10,073
 4/30/1994        10,039             9,617                 10,159
 5/31/1994        10,190             9,762                 10,247
 6/30/1994        10,078             9,655                 10,184
 7/31/1994        10,337             9,903                 10,371
 8/31/1994        10,331             9,897                 10,407
 9/30/1994        10,121             9,696                 10,254
10/31/1994         9,880             9,465                 10,072
11/30/1994         9,656             9,251                  9,889
12/31/1994         9,975             9,556                 10,107
 1/31/1995        10,317             9,884                 10,396
 2/28/1995        10,678            10,230                 10,698
 3/31/1995        10,738            10,287                 10,821
 4/30/1995        10,730            10,280                 10,834
 5/31/1995        11,134            10,666                 11,180
 6/30/1995        10,937            10,477                 11,083
 7/31/1995        11,031            10,568                 11,188
 8/31/1995        11,159            10,690                 11,330
 9/30/1995        11,219            10,748                 11,402
10/31/1995        11,417            10,937                 11,567
11/30/1995        11,624            11,136                 11,759
12/31/1995        11,753            11,260                 11,872
 1/31/1996        11,825            11,328                 11,962
 2/29/1996        11,745            11,251                 11,881
 3/31/1996        11,517            11,033                 11,729
 4/30/1996        11,437            10,957                 11,696
 5/31/1996        11,488            11,005                 11,691
 6/30/1996        11,617            11,130                 11,818
 7/31/1996        11,738            11,245                 11,926
 8/31/1996        11,718            11,226                 11,924
 9/30/1996        11,921            11,420                 12,091
10/31/1996        12,056            11,549                 12,227
11/30/1996        12,297            11,780                 12,451
12/31/1996        12,228            11,714                 12,399
 1/31/1997        12,219            11,706                 12,422
 2/28/1997        12,367            11,848                 12,537
 3/31/1997        12,188            11,676                 12,370
 4/30/1997        12,300            11,784                 12,474
 5/31/1997        12,510            11,985                 12,661
 6/30/1997        12,623            12,093                 12,796
 7/31/1997        13,059            12,510                 13,151
 8/31/1997        12,874            12,334                 13,027
 9/30/1997        13,039            12,492                 13,182
10/31/1997        13,142            12,590                 13,266
11/30/1997        13,233            12,677                 13,345
12/31/1997        13,475            12,909                 13,540
 1/31/1998        13,617            13,045                 13,679
 2/28/1998        13,593            13,023                 13,683
 3/31/1998        13,622            13,050                 13,695
 4/30/1998        13,547            12,978                 13,634
 5/31/1998        13,781            13,203                 13,849
 6/30/1998        13,823            13,242                 13,903
 7/31/1998        13,850            13,269                 13,938
 8/31/1998        14,047            13,457                 14,154
 9/30/1998        14,231            13,633                 14,331
10/31/1998        14,193            13,597                 14,331
11/30/1998        14,259            13,660                 14,381
12/31/1998        14,274            13,674                 14,417
 1/31/1999        14,405            13,800                 14,589
 2/28/1999        14,324            13,723                 14,524
 3/31/1999        14,337            13,735                 14,545
 4/30/1999        14,403            13,798                 14,581
 5/31/1999        14,295            13,695                 14,497
 6/30/1999        14,065            13,474                 14,288
 7/31/1999        14,092            13,500                 14,339
 8/31/1999        13,861            13,278                 14,225
 9/30/1999        13,793            13,213                 14,230
10/31/1999        13,573            13,003                 14,077
11/30/1999        13,671            13,097                 14,226
12/31/1999        13,567            12,997                 14,119
 1/31/2000        13,429            12,865                 14,058
 2/29/2000        13,597            13,026                 14,221
 3/31/2000        13,892            13,309                 14,533
 4/30/2000        13,836            13,255                 14,447
 5/31/2000        13,710            13,134                 14,372
 6/30/2000        14,023            13,434                 14,753
 7/31/2000        14,237            13,639                 14,958
 8/31/2000        14,452            13,845                 15,188
 9/30/2000        14,396            13,791                 15,109
10/31/2000        14,512            13,902                 15,274
11/30/2000        14,570            13,958                 15,390
12/31/2000        14,920            14,294                 15,770
 1/31/2001        15,023            14,392                 15,926
 2/28/2001        15,082            14,449                 15,977
 3/31/2001        15,201            14,562                 16,121
 4/30/2001        15,068            14,436                 15,947
 5/31/2001        15,232            14,593                 16,119
 6/30/2001        15,352            14,708                 16,227
 7/31/2001        15,577            14,923                 16,467
 8/31/2001        15,818            15,154                 16,739
 9/30/2001        15,713            15,054                 16,682
10/31/2001        15,880            15,213                 16,881
11/30/2001        15,744            15,083                 16,739
12/31/2001        15,608            14,953                 16,580
 1/31/2002        15,777            15,114                 16,867
 2/28/2002        15,978            15,307                 17,071
 3/31/2002        15,716            15,056                 16,736
 4/30/2002        15,965            15,294                 17,063
 5/31/2002        16,028            15,354                 17,167
 6/30/2002        16,169            15,490                 17,348
 7/31/2002        16,358            15,671                 17,571
 8/31/2002        16,516            15,822                 17,782
 9/30/2002        16,864            16,156                 18,172
10/31/2002        16,453            15,762                 17,871
11/30/2002        16,436            15,746                 17,797
12/31/2002        16,787            16,082                 18,172
 1/31/2003        16,642            15,943                 18,126
 2/28/2003        16,882            16,173                 18,379
 3/31/2003        16,881            16,172                 18,390
 4/30/2003        17,059            16,342                 18,512
 5/31/2003        17,414            16,682                 18,946

--------------------------------------------------------------------------------
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.
*The Index Comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, from many different states, and does not reflect any initial or ongoing expenses. An index is not available for direct investment. The Nuveen Funds returns include reinvestment of all dividends and distributions, and the Funds returns at offer depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be more or less than the performance shown.

--------------------------------------------------------------------------------
  Fund Spotlight as of 5/31/03                Nuveen Arizona Municipal Bond Fund
================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $11.35   $11.33   $11.33   $11.33
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0415  $0.0345  $0.0365  $0.0435
         --------------------------------------------------------------
         Latest Capital Gain/2/      $0.0214  $0.0214  $0.0214  $0.0214
         --------------------------------------------------------------
         Commencement Date          10/29/86  2/03/97  2/07/94  2/03/97
         --------------------------------------------------------------

                  Average Annual Total Returns as of 5/31/03/3/
                  A Shares                           NAV  Offer
                  ---------------------------------------------
                  1-Year                           9.23%  4.63%
                  ---------------------------------------------
                  5-Year                           5.18%  4.28%
                  ---------------------------------------------
                  10-Year                          5.92%  5.47%
                  ---------------------------------------------
                  B Shares                      w/o CDSC w/CDSC
                  ---------------------------------------------
                  1-Year                           8.43%  4.43%
                  ---------------------------------------------
                  5-Year                           4.39%  4.22%
                  ---------------------------------------------
                  10-Year                          5.36%  5.36%
                  ---------------------------------------------
                  C Shares                           NAV
                  ---------------------------------------------
                  1-Year                           8.56%
                  ---------------------------------------------
                  5-Year                           4.60%
                  ---------------------------------------------
                  10-Year                          5.33%
                  ---------------------------------------------
                  R Shares                           NAV
                  ---------------------------------------------
                  1-Year                           9.38%
                  ---------------------------------------------
                  5-Year                           5.37%
                  ---------------------------------------------
                  10-Year                          6.05%
                  ---------------------------------------------
                  Tax-Free Yields
                  A Shares                           NAV  Offer
                  ---------------------------------------------
                  Market Yield/4/                  4.39%  4.20%
                  ---------------------------------------------
                  SEC 30-Day Yield                 3.37%  3.23%
                  ---------------------------------------------
                  Taxable-Equivalent Yield/5/      4.92%  4.72%
                  ---------------------------------------------
                  B Shares                           NAV
                  ---------------------------------------------
                  Market Yield/4/                  3.65%
                  ---------------------------------------------
                  SEC 30-Day Yield                 2.78%
                  ---------------------------------------------
                  Taxable-Equivalent Yield/5/      4.06%
                  ---------------------------------------------
                  C Shares                           NAV
                  ---------------------------------------------
                  Market Yield/4/                  3.87%
                  ---------------------------------------------
                  SEC 30-Day Yield                 2.98%
                  ---------------------------------------------
                  Taxable-Equivalent Yield/5/      4.35%
                  ---------------------------------------------
                  R Shares                           NAV
                  ---------------------------------------------
                  Market Yield/4/                  4.61%
                  ---------------------------------------------
                  SEC 30-Day Yield                 3.72%
                  ---------------------------------------------
                  Taxable-Equivalent Yield/5/      5.43%
                  ---------------------------------------------

                            Average Annual Total Returns as of 6/30/03/3/
                            A Shares             NAV         Offer
                            ---------------------------------------------
                            1-Year             6.97%         2.49%
                            ---------------------------------------------
                            5-Year             4.87%         3.98%
                            ---------------------------------------------
                            10-Year            5.61%         5.16%
                            ---------------------------------------------
                            B Shares        w/o CDSC        w/CDSC
                            ---------------------------------------------
                            1-Year             6.18%         2.18%
                            ---------------------------------------------
                            5-Year             4.09%         3.92%
                            ---------------------------------------------
                            10-Year            5.06%         5.06%
                            ---------------------------------------------
                            C Shares             NAV
                            ---------------------------------------------
                            1-Year             6.41%
                            ---------------------------------------------
                            5-Year             4.28%
                            ---------------------------------------------
                            10-Year            5.03%
                            ---------------------------------------------
                            R Shares             NAV
                            ---------------------------------------------
                            1-Year             7.21%
                            ---------------------------------------------
                            5-Year             5.07%
                            ---------------------------------------------
                            10-Year            5.74%
                            ---------------------------------------------
Bond Credit Quality/6/
                                    [CHART]

AAA/U.S. Guaranteed  54%
AA                   14%
A                     7%
BBB                  17%
NR                    4%
BB or Lower           4%

                  Top Five Sectors/6/
                  U.S. Guaranteed                         21%
                  -------------------------------------------
                  Housing/Multifamily                     17%
                  -------------------------------------------
                  Healthcare                              13%
                  -------------------------------------------
                  Tax Obligation/Limited                  12%
                  -------------------------------------------
                  Tax Obligation/General                  11%
                  -------------------------------------------

                  Portfolio Statistics
                  Net Assets ($000)                  $110,641
                  -------------------------------------------
                  Average Effective Maturity (Years)    16.53
                  -------------------------------------------
                  Duration                               6.65
                  -------------------------------------------

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
1Paid June 2, 2003. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2003.
2Paid December 4, 2002. Capital gains and/or ordinary income distributions are subject to federal taxation.
3Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.
4The Market Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
5Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 31.5%.
6As a percentage of total holdings as of May 31, 2003. Holdings are subject to change.

                            Annual Report l Page 6

--------------------------------------------------------------------------------
  Fund Spotlight as of 5/31/03               Nuveen Colorado Municipal Bond Fund
================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.52   $10.53   $10.51   $10.52
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0385  $0.0325  $0.0340  $0.0405
         --------------------------------------------------------------
         Commencement Date           5/04/87  2/25/97  2/05/97  2/25/97
         --------------------------------------------------------------

                  Average Annual Total Returns as of 5/31/03/2/
                  A Shares                           NAV  Offer
                  ---------------------------------------------
                  1-Year                           8.70%  4.18%
                  ---------------------------------------------
                  5-Year                           4.59%  3.70%
                  ---------------------------------------------
                  10-Year                          5.93%  5.48%
                  ---------------------------------------------
                  B Shares                      w/o CDSC w/CDSC
                  ---------------------------------------------
                  1-Year                           7.93%  3.93%
                  ---------------------------------------------
                  5-Year                           3.83%  3.66%
                  ---------------------------------------------
                  10-Year                          5.39%  5.39%
                  ---------------------------------------------
                  C Shares                           NAV
                  ---------------------------------------------
                  1-Year                           8.14%
                  ---------------------------------------------
                  5-Year                           4.02%
                  ---------------------------------------------
                  10-Year                          5.43%
                  ---------------------------------------------
                  R Shares                           NAV
                  ---------------------------------------------
                  1-Year                           8.84%
                  ---------------------------------------------
                  5-Year                           4.80%
                  ---------------------------------------------
                  10-Year                          6.07%
                  ---------------------------------------------
                  Tax-Free Yields
                  A Shares                           NAV  Offer
                  ---------------------------------------------
                  Market Yield/3/                  4.39%  4.21%
                  ---------------------------------------------
                  SEC 30-Day Yield                 3.93%  3.76%
                  ---------------------------------------------
                  Taxable-Equivalent Yield/4/      5.74%  5.49%
                  ---------------------------------------------
                  B Shares                           NAV
                  ---------------------------------------------
                  Market Yield /3/                 3.70%
                  ---------------------------------------------
                  SEC 30-Day Yield                 3.35%
                  ---------------------------------------------
                  Taxable-Equivalent Yield/4/      4.89%
                  ---------------------------------------------
                  C Shares                           NAV
                  ---------------------------------------------
                  Market Yield/3/                  3.88%
                  ---------------------------------------------
                  SEC 30-Day Yield                 3.55%
                  ---------------------------------------------
                  Taxable-Equivalent Yield/4/      5.18%
                  ---------------------------------------------
                  R Shares                           NAV
                  ---------------------------------------------
                  Market Yield/3/                  4.62%
                  ---------------------------------------------
                  SEC 30-Day Yield                 4.30%
                  ---------------------------------------------
                  Taxable-Equivalent Yield/4/      6.28%
                  ---------------------------------------------

                            Average Annual Total Returns as of 6/30/03/2/
                            A Shares             NAV         Offer
                            ---------------------------------------------
                            1-Year             6.57%         2.08%
                            ---------------------------------------------
                            5-Year             4.36%         3.47%
                            ---------------------------------------------
                            10-Year            5.66%         5.20%
                            ---------------------------------------------
                            B Shares        w/o CDSC        w/CDSC
                            ---------------------------------------------
                            1-Year             5.83%         1.83%
                            ---------------------------------------------
                            5-Year             3.60%         3.44%
                            ---------------------------------------------
                            10-Year            5.13%         5.13%
                            ---------------------------------------------
                            C Shares             NAV
                            ---------------------------------------------
                            1-Year             6.03%
                            ---------------------------------------------
                            5-Year             3.79%
                            ---------------------------------------------
                            10-Year            5.16%
                            ---------------------------------------------
                            R Shares             NAV
                            ---------------------------------------------
                            1-Year             6.82%
                            ---------------------------------------------
                            5-Year             4.58%
                            ---------------------------------------------
                            10-Year            5.80%
                            ---------------------------------------------
Bond Credit Quality/5/
                                    [CHART]

AAA/U.S. Guaranteed  38%
AA                   22%
A                     9%
BBB                  15%
NR                   16%

                   Top Five Sectors/5/
                   Healthcare                             20%
                   ------------------------------------------
                   Tax Obligation/Limited                 19%
                   ------------------------------------------
                   U.S. Guaranteed                        15%
                   ------------------------------------------
                   Transportation                         10%
                   ------------------------------------------
                   Tax Obligation/General                  9%
                   ------------------------------------------

                   Portfolio Statistics
                   Net Assets ($000)                  $46,643
                   ------------------------------------------
                   Average Effective Maturity (Years)   17.31
                   ------------------------------------------
                   Duration                              6.83
                   ------------------------------------------

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
1Paid June 2, 2003. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2003.
2Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.
3The Market Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
4Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 31.5%.
5As a percentage of total holdings as of May 31, 2003. Holdings are subject to change.

                            Annual Report l Page 7

  Fund Spotlight as of 5/31/03             Nuveen New Mexico Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.66   $10.66   $10.67   $10.70
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0380  $0.0315  $0.0330  $0.0395
         --------------------------------------------------------------
         Latest Capital Gain/2/      $0.0002  $0.0002  $0.0002  $0.0002
         --------------------------------------------------------------
         Commencement Date           9/16/92  2/18/97  2/24/97  2/24/97
         --------------------------------------------------------------

                  Average Annual Total Returns as of 5/31/03/3/
                  A Shares                           NAV  Offer
                  ---------------------------------------------
                  1-Year                           8.65%  4.09%
                  ---------------------------------------------
                  5-Year                           4.79%  3.89%
                  ---------------------------------------------
                  10-Year                          5.71%  5.25%
                  ---------------------------------------------
                  B Shares                      w/o CDSC w/CDSC
                  ---------------------------------------------
                  1-Year                           7.84%  3.84%
                  ---------------------------------------------
                  5-Year                           4.01%  3.83%
                  ---------------------------------------------
                  10-Year                          5.15%  5.15%
                  ---------------------------------------------
                  C Shares                           NAV
                  ---------------------------------------------
                  1-Year                           8.13%
                  ---------------------------------------------
                  5-Year                           4.24%
                  ---------------------------------------------
                  10-Year                          5.22%
                  ---------------------------------------------
                  R Shares                           NAV
                  ---------------------------------------------
                  1-Year                           8.91%
                  ---------------------------------------------
                  5-Year                           5.00%
                  ---------------------------------------------
                  10-Year                          5.87%
                  ---------------------------------------------
                  Tax-Free Yields
                  A Shares                           NAV  Offer
                  ---------------------------------------------
                  Market Yield/4/                  4.28%  4.10%
                  ---------------------------------------------
                  SEC 30-Day Yield                 3.73%  3.57%
                  ---------------------------------------------
                  Taxable-Equivalent Yield/5/      5.61%  5.37%
                  ---------------------------------------------
                  B Shares                           NAV
                  ---------------------------------------------
                  Market Yield/4/                  3.55%
                  ---------------------------------------------
                  SEC 30-Day Yield                 3.15%
                  ---------------------------------------------
                  Taxable-Equivalent Yield/5/      4.74%
                  ---------------------------------------------
                  C Shares                           NAV
                  ---------------------------------------------
                  Market Yield/4/                  3.71%
                  ---------------------------------------------
                  SEC 30-Day Yield                 3.35%
                  ---------------------------------------------
                  Taxable-Equivalent Yield/5/      5.04%
                  ---------------------------------------------
                  R Shares                           NAV
                  ---------------------------------------------
                  Market Yield/4/                  4.43%
                  ---------------------------------------------
                  SEC 30-Day Yield                 4.10%
                  ---------------------------------------------
                  Taxable-Equivalent Yield/5/      6.17%
                  ---------------------------------------------

      Average Annual Total Returns as of 6/30/03/3/
      A Shares                                  NAV                   Offer
      -----------------------------------------------------------------------
      1-Year                                  7.07%                   2.60%
      -----------------------------------------------------------------------
      5-Year                                  4.61%                   3.71%
      -----------------------------------------------------------------------
      10-Year                                 5.44%                   4.98%
      -----------------------------------------------------------------------
      B Shares                             w/o CDSC                  w/CDSC
      -----------------------------------------------------------------------
      1-Year                                  6.28%                   2.28%
      -----------------------------------------------------------------------
      5-Year                                  3.82%                   3.65%
      -----------------------------------------------------------------------
      10-Year                                 4.88%                   4.88%
      -----------------------------------------------------------------------
      C Shares                                  NAV
      -----------------------------------------------------------------------
      1-Year                                  6.36%
      -----------------------------------------------------------------------
      5-Year                                  4.03%
      -----------------------------------------------------------------------
      10-Year                                 4.94%
      -----------------------------------------------------------------------
      R Shares                                  NAV
      -----------------------------------------------------------------------
      1-Year                                  7.23%
      -----------------------------------------------------------------------
      5-Year                                  4.83%
      -----------------------------------------------------------------------
      10-Year                                 5.60%
      -----------------------------------------------------------------------
Bond Credit Quality/6/
                                    [CHART]

AAA/U.S. Guaranteed  52%
AA                   14%
A                    19%
BBB                  10%
NR                    3%
BB or Lower           2%

                   Top Five Sectors/6/
                   Tax Obligation/Limited                 28%
                   ------------------------------------------
                   Housing/Single Family                  18%
                   ------------------------------------------
                   Education and Civic Organizations      17%
                   ------------------------------------------
                   Utilities                               8%
                   ------------------------------------------
                   Healthcare                              7%
                   ------------------------------------------

                   Portfolio Statistics
                   Net Assets ($000)                  $58,737
                   ------------------------------------------
                   Average Effective Maturity (Years)   20.29
                   ------------------------------------------
                   Duration                              6.98
                   ------------------------------------------

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
1Paid June 2, 2003. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2003.
2Paid December 4, 2002. Capital gains and/or ordinary income distributions are subject to federal taxation.
3Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.
4The Market Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
5Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 33.5%.
6As a percentage of total holdings as of May 31, 2003. Holdings are subject to change.

                            Annual Report l Page 8

Portfolio of Investments
NUVEEN ARIZONA MUNICIPAL BOND FUND
May 31, 2003

   Principal
Amount (000) Description
---------------------------------------------------------------------------------------------------------------------
             Consumer Discretionary - 0.9%

    $  1,000 Mesa Industrial Development Authority, Arizona, Industrial Revenue Bonds, TRW Vehicle Safety
              System Inc. Project, Series 1992, 7.250%, 10/15/04 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 1.0%

         250 Casa Grande, Arizona, Industrial Development Authority, Pollution Control Revenue Bonds, Frito-Lay
              Inc/PepsiCo, Series 1984, 6.650%, 12/01/14

         970 The Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Series 2002
              Refunding, 5.375%, 5/15/33
---------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 7.0%

         570 Arizona Educational Loan Marketing Corporation, Educational Loan Revenue Bonds, 1992 Series B,
              7.000%, 3/01/05 (Alternative Minimum Tax)

         100 Arizona Educational Loan Marketing Corporation, Educational Loan Revenue Bonds, 6.375%, 9/01/05
              (Alternative Minimum Tax)

       1,500 Student Loan Acquisition Authority of Arizona, Student Loan Revenue Bonds, Series 1994B,
              Subordinated Fixed Rate Bonds, 6.600%, 5/01/10 (Alternative Minimum Tax)

         500 Student Loan Acquisition Authority of Arizona, Student Loan Revenue Refunding Bonds,
              Senior Series 1999A-1, 5.900%, 5/01/24

       1,000 Industrial Development Authority of the City of Glendale, Arizona, Revenue Bonds, Midwestern
              University, Series 1998A, 5.375%, 5/15/28

         115 Industrial Development Authority of the City of Glendale, Arizona, Revenue Bonds, Midwestern
              University, Series 1996A, 6.000%, 5/15/16 - CONNIE LEE/AMBAC Insured

       1,730 Industrial Development Authority of the City of Glendale, Arizona, Revenue Bonds, Midwestern
              University, Series 2001A, 5.750%, 5/15/21

       1,400 Southern Arizona Capital Facilities Financing Corporation, Student Housing Revenue Bonds,
              La Aldea Project at the University of Arizona, Series 2002, 5.000%, 9/01/23 - MBIA Insured

         335 Yavapai County Community College District, Arizona, Revenue Bonds, Series 1993, 6.000%, 7/01/12
---------------------------------------------------------------------------------------------------------------------
             Healthcare - 13.1%

       2,750 Arizona Health Facilities Authority, Hospital Revenue Bonds, Phoenix Children's Hospital, Series 1999A,
              6.125%, 11/15/22

       2,050 Arizona Health Facilities Authority, Hospital System Revenue Bonds, John C. Lincoln Health Network,
              Series 2000, 6.875%, 12/01/20

       1,000 Arizona Health Facilities Authority, Revenue Bonds, Catholic Healthcare West, 1999 Series A,
              6.625%, 7/01/20

         830 Maricopa County, Arizona, Hospital Revenue and Refunding Bonds, Series 1997, Sun Health
              Corporation, 6.125%, 4/01/18

       2,000 Industrial Development Authority of the County of Maricopa, Arizona, Health Facility Revenue Bonds,
              Catholic Healthcare West Project, 1998 Series A, 5.000%, 7/01/16

       1,500 Industrial Development Authority of the City of Mesa, Arizona, Revenue Bonds, Discovery Health
              System, Series 1999A, 5.750%, 1/01/25 - MBIA Insured

             Industrial Development Authority of the City of Phoenix, Arizona, Hospital Revenue Bonds,
             John C. Lincoln Hospital and Health Center, Series 1994:
         500  6.000%, 12/01/10
         500  6.000%, 12/01/14

       2,500 Industrial Development Authority of the City of Scottsdale, Arizona, Hospital Revenue Bonds,
              Scottsdale Healthcare, Series 2001, 5.800%, 12/01/31

       1,055 Industrial Development Authority of the City of Winslow, Arizona, Hospital Revenue Bonds,
              Winslow Memorial Hospital Project, Series 1998, 5.500%, 6/01/22

                                                                                                          Optional Call
Description                                                                                                 Provisions*
------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary - 0.9%

Mesa Industrial Development Authority, Arizona, Industrial Revenue Bonds, TRW Vehicle Safety               No Opt. Call
 System Inc. Project, Series 1992, 7.250%, 10/15/04 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------
Consumer Staples - 1.0%

Casa Grande, Arizona, Industrial Development Authority, Pollution Control Revenue Bonds, Frito-Lay       6/03 at 103.00
 Inc/PepsiCo, Series 1984, 6.650%, 12/01/14

The Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Series 2002               5/12 at 100.00
 Refunding, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------
Education and Civic Organizations - 7.0%

Arizona Educational Loan Marketing Corporation, Educational Loan Revenue Bonds, 1992 Series B,           9/03 at 100.00
 7.000%, 3/01/05 (Alternative Minimum Tax)

Arizona Educational Loan Marketing Corporation, Educational Loan Revenue Bonds, 6.375%, 9/01/05          9/03 at 100.00
 (Alternative Minimum Tax)

Student Loan Acquisition Authority of Arizona, Student Loan Revenue Bonds, Series 1994B,                 5/04 at 102.00
 Subordinated Fixed Rate Bonds, 6.600%, 5/01/10 (Alternative Minimum Tax)

Student Loan Acquisition Authority of Arizona, Student Loan Revenue Refunding Bonds,                    11/09 at 102.00
 Senior Series 1999A-1, 5.900%, 5/01/24

Industrial Development Authority of the City of Glendale, Arizona, Revenue Bonds, Midwestern             5/08 at 101.00
 University, Series 1998A, 5.375%, 5/15/28

Industrial Development Authority of the City of Glendale, Arizona, Revenue Bonds, Midwestern             5/06 at 102.00
 University, Series 1996A, 6.000%, 5/15/16 - CONNIE LEE/AMBAC Insured

Industrial Development Authority of the City of Glendale, Arizona, Revenue Bonds, Midwestern             5/11 at 101.00
 University, Series 2001A, 5.750%, 5/15/21

Southern Arizona Capital Facilities Financing Corporation, Student Housing Revenue Bonds,                9/12 at 100.00
 La Aldea Project at the University of Arizona, Series 2002, 5.000%, 9/01/23 - MBIA Insured

Yavapai County Community College District, Arizona, Revenue Bonds, Series 1993, 6.000%, 7/01/12          7/03 at 101.00
------------------------------------------------------------------------------------------------------------------------
Healthcare - 13.1%

Arizona Health Facilities Authority, Hospital Revenue Bonds, Phoenix Children's Hospital, Series 1999A, 11/09 at 100.00
 6.125%, 11/15/22

Arizona Health Facilities Authority, Hospital System Revenue Bonds, John C. Lincoln Health Network,     12/10 at 102.00
 Series 2000, 6.875%, 12/01/20

Arizona Health Facilities Authority, Revenue Bonds, Catholic Healthcare West, 1999 Series A,             7/10 at 101.00
 6.625%, 7/01/20

Maricopa County, Arizona, Hospital Revenue and Refunding Bonds, Series 1997, Sun Health                  4/07 at 102.00
 Corporation, 6.125%, 4/01/18

Industrial Development Authority of the County of Maricopa, Arizona, Health Facility Revenue Bonds,      7/08 at 101.00
 Catholic Healthcare West Project, 1998 Series A, 5.000%, 7/01/16

Industrial Development Authority of the City of Mesa, Arizona, Revenue Bonds, Discovery Health           1/10 at 101.00
 System, Series 1999A, 5.750%, 1/01/25 - MBIA Insured

Industrial Development Authority of the City of Phoenix, Arizona, Hospital Revenue Bonds,
John C. Lincoln Hospital and Health Center, Series 1994:
 6.000%, 12/01/10                                                                                      12/03 at 102.00
 6.000%, 12/01/14                                                                                      12/03 at 102.00

Industrial Development Authority of the City of Scottsdale, Arizona, Hospital Revenue Bonds,            12/11 at 101.00
 Scottsdale Healthcare, Series 2001, 5.800%, 12/01/31

Industrial Development Authority of the City of Winslow, Arizona, Hospital Revenue Bonds,                6/08 at 101.00
 Winslow Memorial Hospital Project, Series 1998, 5.500%, 6/01/22

Description                                                                                             Ratings**
------------------------------------------------------------------------------------------------------------------
Consumer Discretionary - 0.9%

Mesa Industrial Development Authority, Arizona, Industrial Revenue Bonds, TRW Vehicle Safety                  N/R
 System Inc. Project, Series 1992, 7.250%, 10/15/04 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------
Consumer Staples - 1.0%

Casa Grande, Arizona, Industrial Development Authority, Pollution Control Revenue Bonds, Frito-Lay             A1
 Inc/PepsiCo, Series 1984, 6.650%, 12/01/14

The Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Series 2002                     A-
 Refunding, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------
Education and Civic Organizations - 7.0%

Arizona Educational Loan Marketing Corporation, Educational Loan Revenue Bonds, 1992 Series B,                Aa2
 7.000%, 3/01/05 (Alternative Minimum Tax)

Arizona Educational Loan Marketing Corporation, Educational Loan Revenue Bonds, 6.375%, 9/01/05               Aa2
 (Alternative Minimum Tax)

Student Loan Acquisition Authority of Arizona, Student Loan Revenue Bonds, Series 1994B,                      Aa1
 Subordinated Fixed Rate Bonds, 6.600%, 5/01/10 (Alternative Minimum Tax)

Student Loan Acquisition Authority of Arizona, Student Loan Revenue Refunding Bonds,                          Aaa
 Senior Series 1999A-1, 5.900%, 5/01/24

Industrial Development Authority of the City of Glendale, Arizona, Revenue Bonds, Midwestern                 BBB+
 University, Series 1998A, 5.375%, 5/15/28

Industrial Development Authority of the City of Glendale, Arizona, Revenue Bonds, Midwestern                  AAA
 University, Series 1996A, 6.000%, 5/15/16 - CONNIE LEE/AMBAC Insured

Industrial Development Authority of the City of Glendale, Arizona, Revenue Bonds, Midwestern                 BBB+
 University, Series 2001A, 5.750%, 5/15/21

Southern Arizona Capital Facilities Financing Corporation, Student Housing Revenue Bonds,                     AAA
 La Aldea Project at the University of Arizona, Series 2002, 5.000%, 9/01/23 - MBIA Insured

Yavapai County Community College District, Arizona, Revenue Bonds, Series 1993, 6.000%, 7/01/12              BBB+
------------------------------------------------------------------------------------------------------------------
Healthcare - 13.1%

Arizona Health Facilities Authority, Hospital Revenue Bonds, Phoenix Children's Hospital, Series 1999A,       Ba2
 6.125%, 11/15/22

Arizona Health Facilities Authority, Hospital System Revenue Bonds, John C. Lincoln Health Network,           BBB
 Series 2000, 6.875%, 12/01/20

Arizona Health Facilities Authority, Revenue Bonds, Catholic Healthcare West, 1999 Series A,                  BBB
 6.625%, 7/01/20

Maricopa County, Arizona, Hospital Revenue and Refunding Bonds, Series 1997, Sun Health                      Baa1
 Corporation, 6.125%, 4/01/18

Industrial Development Authority of the County of Maricopa, Arizona, Health Facility Revenue Bonds,           BBB
 Catholic Healthcare West Project, 1998 Series A, 5.000%, 7/01/16

Industrial Development Authority of the City of Mesa, Arizona, Revenue Bonds, Discovery Health                AAA
 System, Series 1999A, 5.750%, 1/01/25 - MBIA Insured

Industrial Development Authority of the City of Phoenix, Arizona, Hospital Revenue Bonds,
John C. Lincoln Hospital and Health Center, Series 1994:
 6.000%, 12/01/10                                                                                            BBB
 6.000%, 12/01/14                                                                                            BBB

Industrial Development Authority of the City of Scottsdale, Arizona, Hospital Revenue Bonds,                   A3
 Scottsdale Healthcare, Series 2001, 5.800%, 12/01/31

Industrial Development Authority of the City of Winslow, Arizona, Hospital Revenue Bonds,                     N/R
 Winslow Memorial Hospital Project, Series 1998, 5.500%, 6/01/22

                                                                                                                 Market
Description                                                                                                       Value
-----------------------------------------------------------------------------------------------------------------------
Consumer Discretionary - 0.9%

Mesa Industrial Development Authority, Arizona, Industrial Revenue Bonds, TRW Vehicle Safety            $     1,006,300
 System Inc. Project, Series 1992, 7.250%, 10/15/04 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------
Consumer Staples - 1.0%

Casa Grande, Arizona, Industrial Development Authority, Pollution Control Revenue Bonds, Frito-Lay              260,660
 Inc/PepsiCo, Series 1984, 6.650%, 12/01/14

The Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Series 2002                      851,524
 Refunding, 5.375%, 5/15/33
-----------------------------------------------------------------------------------------------------------------------
Education and Civic Organizations - 7.0%

Arizona Educational Loan Marketing Corporation, Educational Loan Revenue Bonds, 1992 Series B,                  572,126
 7.000%, 3/01/05 (Alternative Minimum Tax)

Arizona Educational Loan Marketing Corporation, Educational Loan Revenue Bonds, 6.375%, 9/01/05                 100,978
 (Alternative Minimum Tax)

Student Loan Acquisition Authority of Arizona, Student Loan Revenue Bonds, Series 1994B,                      1,602,585
 Subordinated Fixed Rate Bonds, 6.600%, 5/01/10 (Alternative Minimum Tax)

Student Loan Acquisition Authority of Arizona, Student Loan Revenue Refunding Bonds,                            538,815
 Senior Series 1999A-1, 5.900%, 5/01/24

Industrial Development Authority of the City of Glendale, Arizona, Revenue Bonds, Midwestern                  1,037,240
 University, Series 1998A, 5.375%, 5/15/28

Industrial Development Authority of the City of Glendale, Arizona, Revenue Bonds, Midwestern                    130,424
 University, Series 1996A, 6.000%, 5/15/16 - CONNIE LEE/AMBAC Insured

Industrial Development Authority of the City of Glendale, Arizona, Revenue Bonds, Midwestern                  1,896,980
 University, Series 2001A, 5.750%, 5/15/21

Southern Arizona Capital Facilities Financing Corporation, Student Housing Revenue Bonds,                     1,491,126
 La Aldea Project at the University of Arizona, Series 2002, 5.000%, 9/01/23 - MBIA Insured

Yavapai County Community College District, Arizona, Revenue Bonds, Series 1993, 6.000%, 7/01/12                 338,936
-----------------------------------------------------------------------------------------------------------------------
Healthcare - 13.1%

Arizona Health Facilities Authority, Hospital Revenue Bonds, Phoenix Children's Hospital, Series 1999A,       2,146,568
 6.125%, 11/15/22

Arizona Health Facilities Authority, Hospital System Revenue Bonds, John C. Lincoln Health Network,           2,271,400
 Series 2000, 6.875%, 12/01/20

Arizona Health Facilities Authority, Revenue Bonds, Catholic Healthcare West, 1999 Series A,                  1,092,940
 6.625%, 7/01/20

Maricopa County, Arizona, Hospital Revenue and Refunding Bonds, Series 1997, Sun Health                         873,608
 Corporation, 6.125%, 4/01/18

Industrial Development Authority of the County of Maricopa, Arizona, Health Facility Revenue Bonds,           1,972,540
 Catholic Healthcare West Project, 1998 Series A, 5.000%, 7/01/16

Industrial Development Authority of the City of Mesa, Arizona, Revenue Bonds, Discovery Health                1,689,825
 System, Series 1999A, 5.750%, 1/01/25 - MBIA Insured

Industrial Development Authority of the City of Phoenix, Arizona, Hospital Revenue Bonds,
John C. Lincoln Hospital and Health Center, Series 1994:
 6.000%, 12/01/10                                                                                              511,030
 6.000%, 12/01/14                                                                                              506,475

Industrial Development Authority of the City of Scottsdale, Arizona, Hospital Revenue Bonds,                  2,641,500
 Scottsdale Healthcare, Series 2001, 5.800%, 12/01/31

Industrial Development Authority of the City of Winslow, Arizona, Hospital Revenue Bonds,                       734,902
 Winslow Memorial Hospital Project, Series 1998, 5.500%, 6/01/22

----
9

Portfolio of Investments
NUVEEN ARIZONA MUNICIPAL BOND FUND (continued)
May 31, 2003

   Principal
Amount (000) Description
------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 16.9%

    $  2,830 Industrial Development Authority of the County of Maricopa, Arizona, Multifamily Housing Revenue
              Bonds, Arborwood Apartments Project, Series 1999B Subordinate, 6.700%, 10/01/29

       3,615 Industrial Development Authority of the County of Maricopa, Arizona, Multifamily Housing Revenue
              Bonds, GNMA Collateralized Villas at Augusta Project, Series 2000, 6.500%, 10/20/33

       2,470 Industrial Development Authority of the County of Maricopa, Arizona, Multifamily Housing Revenue
              Bonds, Syl-Mar Apartments Project, Series 2001, 6.100%, 4/20/36

         290 Phoenix Housing Finance Corporation, Arizona, Mortgage Revenue Refunding Bonds, FHA-Insured
              Mortgage Loans - Section 8 Assisted Projects, Series 1992A, 6.500%, 7/01/24 - MBIA Insured

       2,090 Industrial Development Authority of the City of Phoenix, Arizona, Multifamily Housing Revenue Bonds,
              Series 2001, GNMA Collateralized - Campaigne Place on Jackson Project, 5.700%, 6/20/31
              (Alternative Minimum Tax)

         995 Industrial Development Authority of the City of Phoenix, Arizona, Multifamily Housing Revenue Bonds,
              Liberty Cove Apartments, GNMA Collateralized, Series 2002A, 5.050%, 10/20/32

       1,300 Industrial Development Authority of the City of Phoenix, Arizona, Multifamily Housing Revenue Bonds,
              GNMA Collateralized Mortgage Loan, Camelback Crossings Apartments Project, Series 2000,
              6.350%, 9/20/35

       4,000 Industrial Development Authority of the County of Tucson, Arizona, Senior Living Facilities Revenue
              Bonds, The Christian Care Project, Series 2000A, 5.625%, 7/01/20 - RAAI Insured
------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 1.5%

       1,330 Industrial Development Authority of the County of Maricopa, Arizona, Single Family Mortgage Revenue
              Refunding Bonds, Mortgage-Backed Securities Program, Series 1998B, 6.200%, 12/01/30
              (Alternative Minimum Tax)

         130 Industrial Development Authority of the City of Phoenix, Arizona, Statewide Single Family Mortgage
              Revenue Bonds, Series 1995, 6.150%, 12/01/08 (Alternative Minimum Tax)

          35 Industrial Development Authority of the City of Phoenix, Arizona, Single Family Mortgage Revenue
              Bonds, Series 2000-1B, 7.350%, 6/01/31 (Alternative Minimum Tax)

          40 Industrial Development Authority of the County of Pima, Arizona, Single Family Mortgage Revenue
              Bonds, Series 1997A, 6.250%, 11/01/30 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------
             Industrials - 2.3%

       2,500 Yavapai County Industrial Development Authority, Arizona, Solid Waste Disposal Revenue Bonds,
              Waste Management Inc. Project, Series 2003B, 4.450%, 3/01/28 (Alternative Minimum Tax)
              (Mandatory put 3/01/08)
------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 1.5%

       1,475 Industrial Development Authority of the County of Cochise, Arizona, Tax-Exempt Mortgage Revenue
              Refunding Bonds, Series 1994A, GNMA Collateralized - Sierra Vista Care Center, 6.750%, 11/20/19
------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 10.3%

             Sierra Vista Unified School District No. 68 of Cochise County, Arizona, General Obligation Refunding
             Bonds, Series 1992:
         250  7.500%, 7/01/09 - FGIC Insured
         300  7.500%, 7/01/10 - FGIC Insured

       1,500 Washington Elementary School District No. 6 of Maricopa County, Arizona, General Obligation Bonds,
              Series 2002A Refunding, 5.375%, 7/01/15 - FSA Insured

         675 Peoria Unified School District No. 11 of Maricopa County, Arizona, Refunding Bonds, Second
              Series 1992, 0.000%, 7/01/06 - MBIA Insured

             Glendale Elementary School District No. 40 of Maricopa County, Arizona, School Improvement and
             Refunding Bonds, Series 1995:
         500  6.200%, 7/01/09 - FSA Insured
         750  6.250%, 7/01/10 - FSA Insured

         500 Gilbert Unified School District No. 41 of Maricopa County, Arizona, School Improvement Bonds,
              Project of 1993, Series 1995D, 6.250%, 7/01/15 - FSA Insured

                                                                                                        Optional Call
Description                                                                                               Provisions* Ratings**
--------------------------------------------------------------------------------------------------------------------------------
Housing/Multifamily - 16.9%

Industrial Development Authority of the County of Maricopa, Arizona, Multifamily Housing Revenue     10/09  at 102.00       N/R
 Bonds, Arborwood Apartments Project, Series 1999B Subordinate, 6.700%, 10/01/29

Industrial Development Authority of the County of Maricopa, Arizona, Multifamily Housing Revenue      10/10 at 105.00       Aaa
 Bonds, GNMA Collateralized Villas at Augusta Project, Series 2000, 6.500%, 10/20/33

Industrial Development Authority of the County of Maricopa, Arizona, Multifamily Housing Revenue      10/11 at 103.00       Aaa
 Bonds, Syl-Mar Apartments Project, Series 2001, 6.100%, 4/20/36

Phoenix Housing Finance Corporation, Arizona, Mortgage Revenue Refunding Bonds, FHA-Insured            7/03 at 100.00       AAA
 Mortgage Loans - Section 8 Assisted Projects, Series 1992A, 6.500%, 7/01/24 - MBIA Insured

Industrial Development Authority of the City of Phoenix, Arizona, Multifamily Housing Revenue Bonds,   6/11 at 102.00       Aaa
 Series 2001, GNMA Collateralized - Campaigne Place on Jackson Project, 5.700%, 6/20/31
 (Alternative Minimum Tax)

Industrial Development Authority of the City of Phoenix, Arizona, Multifamily Housing Revenue Bonds,  10/12 at 102.00       Aaa
 Liberty Cove Apartments, GNMA Collateralized, Series 2002A, 5.050%, 10/20/32

Industrial Development Authority of the City of Phoenix, Arizona, Multifamily Housing Revenue Bonds,   9/10 at 103.00       Aaa
 GNMA Collateralized Mortgage Loan, Camelback Crossings Apartments Project, Series 2000,
 6.350%, 9/20/35

Industrial Development Authority of the County of Tucson, Arizona, Senior Living Facilities Revenue    7/10 at 101.00        AA
 Bonds, The Christian Care Project, Series 2000A, 5.625%, 7/01/20 - RAAI Insured
--------------------------------------------------------------------------------------------------------------------------------
Housing/Single Family - 1.5%

Industrial Development Authority of the County of Maricopa, Arizona, Single Family Mortgage Revenue    6/08 at 108.00       Aaa
 Refunding Bonds, Mortgage-Backed Securities Program, Series 1998B, 6.200%, 12/01/30
 (Alternative Minimum Tax)

Industrial Development Authority of the City of Phoenix, Arizona, Statewide Single Family Mortgage     6/05 at 102.00       AAA
 Revenue Bonds, Series 1995, 6.150%, 12/01/08 (Alternative Minimum Tax)

Industrial Development Authority of the City of Phoenix, Arizona, Single Family Mortgage Revenue       6/10 at 105.00       AAA
 Bonds, Series 2000-1B, 7.350%, 6/01/31 (Alternative Minimum Tax)

Industrial Development Authority of the County of Pima, Arizona, Single Family Mortgage Revenue        5/07 at 102.00       AAA
 Bonds, Series 1997A, 6.250%, 11/01/30 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------------------
Industrials - 2.3%

Yavapai County Industrial Development Authority, Arizona, Solid Waste Disposal Revenue Bonds,            No Opt. Call       BBB
 Waste Management Inc. Project, Series 2003B, 4.450%, 3/01/28 (Alternative Minimum Tax)
 (Mandatory put 3/01/08)
--------------------------------------------------------------------------------------------------------------------------------
Long-Term Care - 1.5%

Industrial Development Authority of the County of Cochise, Arizona, Tax-Exempt Mortgage Revenue       12/04 at 102.00       AAA
 Refunding Bonds, Series 1994A, GNMA Collateralized - Sierra Vista Care Center, 6.750%, 11/20/19
--------------------------------------------------------------------------------------------------------------------------------
Tax Obligation/General - 10.3%

Sierra Vista Unified School District No. 68 of Cochise County, Arizona, General Obligation Refunding
Bonds, Series 1992:
 7.500%, 7/01/09 - FGIC Insured                                                                         No Opt. Call       AAA
 7.500%, 7/01/10 - FGIC Insured                                                                         No Opt. Call       AAA

Washington Elementary School District No. 6 of Maricopa County, Arizona, General Obligation Bonds,       No Opt. Call       AAA
 Series 2002A Refunding, 5.375%, 7/01/15 - FSA Insured

Peoria Unified School District No. 11 of Maricopa County, Arizona, Refunding Bonds, Second               No Opt. Call       AAA
 Series 1992, 0.000%, 7/01/06 - MBIA Insured

Glendale Elementary School District No. 40 of Maricopa County, Arizona, School Improvement and
Refunding Bonds, Series 1995:
 6.200%, 7/01/09 - FSA Insured                                                                        7/05 at 101.00       AAA
 6.250%, 7/01/10 - FSA Insured                                                                        7/05 at 101.00       AAA

Gilbert Unified School District No. 41 of Maricopa County, Arizona, School Improvement Bonds,          7/08 at 100.00       AAA
 Project of 1993, Series 1995D, 6.250%, 7/01/15 - FSA Insured

                                                                                                         Market
Description                                                                                               Value
---------------------------------------------------------------------------------------------------------------
Housing/Multifamily - 16.9%

Industrial Development Authority of the County of Maricopa, Arizona, Multifamily Housing Revenue     $2,538,538
 Bonds, Arborwood Apartments Project, Series 1999B Subordinate, 6.700%, 10/01/29

Industrial Development Authority of the County of Maricopa, Arizona, Multifamily Housing Revenue      4,077,865
 Bonds, GNMA Collateralized Villas at Augusta Project, Series 2000, 6.500%, 10/20/33

Industrial Development Authority of the County of Maricopa, Arizona, Multifamily Housing Revenue      2,702,402
 Bonds, Syl-Mar Apartments Project, Series 2001, 6.100%, 4/20/36

Phoenix Housing Finance Corporation, Arizona, Mortgage Revenue Refunding Bonds, FHA-Insured             290,432
 Mortgage Loans - Section 8 Assisted Projects, Series 1992A, 6.500%, 7/01/24 - MBIA Insured

Industrial Development Authority of the City of Phoenix, Arizona, Multifamily Housing Revenue Bonds,  2,247,900
 Series 2001, GNMA Collateralized - Campaigne Place on Jackson Project, 5.700%, 6/20/31
 (Alternative Minimum Tax)

Industrial Development Authority of the City of Phoenix, Arizona, Multifamily Housing Revenue Bonds,  1,019,736
 Liberty Cove Apartments, GNMA Collateralized, Series 2002A, 5.050%, 10/20/32

Industrial Development Authority of the City of Phoenix, Arizona, Multifamily Housing Revenue Bonds,  1,450,150
 GNMA Collateralized Mortgage Loan, Camelback Crossings Apartments Project, Series 2000,
 6.350%, 9/20/35

Industrial Development Authority of the County of Tucson, Arizona, Senior Living Facilities Revenue   4,341,280
 Bonds, The Christian Care Project, Series 2000A, 5.625%, 7/01/20 - RAAI Insured
---------------------------------------------------------------------------------------------------------------
Housing/Single Family - 1.5%

Industrial Development Authority of the County of Maricopa, Arizona, Single Family Mortgage Revenue   1,495,479
 Refunding Bonds, Mortgage-Backed Securities Program, Series 1998B, 6.200%, 12/01/30
 (Alternative Minimum Tax)

Industrial Development Authority of the City of Phoenix, Arizona, Statewide Single Family Mortgage      139,480
 Revenue Bonds, Series 1995, 6.150%, 12/01/08 (Alternative Minimum Tax)

Industrial Development Authority of the City of Phoenix, Arizona, Single Family Mortgage Revenue         38,053
 Bonds, Series 2000-1B, 7.350%, 6/01/31 (Alternative Minimum Tax)

Industrial Development Authority of the County of Pima, Arizona, Single Family Mortgage Revenue          40,420
 Bonds, Series 1997A, 6.250%, 11/01/30 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------
Industrials - 2.3%

Yavapai County Industrial Development Authority, Arizona, Solid Waste Disposal Revenue Bonds,         2,565,550
 Waste Management Inc. Project, Series 2003B, 4.450%, 3/01/28 (Alternative Minimum Tax)
 (Mandatory put 3/01/08)
---------------------------------------------------------------------------------------------------------------
Long-Term Care - 1.5%

Industrial Development Authority of the County of Cochise, Arizona, Tax-Exempt Mortgage Revenue       1,605,567
 Refunding Bonds, Series 1994A, GNMA Collateralized - Sierra Vista Care Center, 6.750%, 11/20/19
---------------------------------------------------------------------------------------------------------------
Tax Obligation/General - 10.3%

Sierra Vista Unified School District No. 68 of Cochise County, Arizona, General Obligation Refunding
Bonds, Series 1992:
 7.500%, 7/01/09 - FGIC Insured                                                                        320,240
 7.500%, 7/01/10 - FGIC Insured                                                                        390,048

Washington Elementary School District No. 6 of Maricopa County, Arizona, General Obligation Bonds,    1,797,330
 Series 2002A Refunding, 5.375%, 7/01/15 - FSA Insured

Peoria Unified School District No. 11 of Maricopa County, Arizona, Refunding Bonds, Second              642,803
 Series 1992, 0.000%, 7/01/06 - MBIA Insured

Glendale Elementary School District No. 40 of Maricopa County, Arizona, School Improvement and
Refunding Bonds, Series 1995:
 6.200%, 7/01/09 - FSA Insured                                                                         555,340
 6.250%, 7/01/10 - FSA Insured                                                                         833,783

Gilbert Unified School District No. 41 of Maricopa County, Arizona, School Improvement Bonds,           592,955
 Project of 1993, Series 1995D, 6.250%, 7/01/15 - FSA Insured

----
10

   Principal
Amount (000) Description
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

    $    135 Alhambra Elementary School District No. 68 of Maricopa County, Arizona, General Obligation Bonds,
              Series 1994A, 6.750%, 7/01/14 - AMBAC Insured

         310 Chandler Unified School District No. 80 of Maricopa County, Arizona, School Improvement and
              Refunding Bonds, Series 1994, 6.250%, 7/01/11 - FGIC Insured

       1,275 Fountain Hills Unified School District No. 98 of Maricopa County, Arizona, General Obligation Bonds,
              Series 1992, 0.000%, 7/01/06 - FGIC Insured

       1,000 Tucson Unified School District No. 1 of Pima County, Arizona, School Improvement Bonds, Project of
              1989, Series 1992D, 7.500%, 7/01/10 - FGIC Insured

         500 Tanque Verde Unified School District No. 13 of Pima County, Arizona, School Improvement and
              Refunding Bonds, Series 1994, 6.700%, 7/01/10 - FGIC Insured

         180 Tempe Union High School District No. 213 of Maricopa County, Arizona, General Obligation Bonds,
              Series 1994, 6.000%, 7/01/12 - FGIC Insured

       2,000 City of Tucson, Arizona, General Obligation Bonds, Series 2001B, 5.750%, 7/01/16
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 11.9%

         225 Arizona Municipal Financing Program, Certificates of Participation, Series 11, City of Goodyear Loan,
              8.000%, 8/01/17 - MBIA Insured

       1,155 State of Arizona, Arizona Transportation Board, Highway Revenue Bonds, Series 2003A,
              5.000%, 7/01/22

       1,000 Arizona Tourism and Sports Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project,
              Series 2003A, 5.375%, 7/01/23 - MBIA Insured

         965 Bullhead City, Arizona, Special Assessment Bonds, Series 1993, East Branch Sewer Improvement
              District, 6.100%, 1/01/13

          80 Eloy Municipal Property Corporation, Arizona, Municipal Facilities Revenue Bonds, Series 1992,
              7.000%, 7/01/11

         385 City of Flagstaff, Arizona, Junior Lien Street and Highway User Revenue Bonds, Series 1992,
              5.900%, 7/01/10 - FGIC Insured

       1,295 Industrial Development Authority of the County of Maricopa, Education Revenue Bonds, Arizona Charter
              Schools Project I, Series 2000A, 6.625%, 7/01/20

       1,500 Industrial Development Authority of the County of Maricopa, Arizona, Education Revenue Bonds,
              Horizon Community Learning Center Project, Series 2000, 6.350%, 6/01/26 - ACA Insured

       1,115 Maricopa County, Arizona, Stadium District Revenue Refunding Bonds, Series 2002, 5.375%, 6/01/17 -
              AMBAC Insured

             City of Peoria, Arizona, Improvement District No. 8801, North Valley Power Center, Improvement Bonds:
         425  7.300%, 1/01/12
         460  7.300%, 1/01/13

          35 City of Phoenix, Arizona, Junior Lien Street and Highway User Revenue Refunding Bonds, Series 1992,
              6.250%, 7/01/11

       1,000 Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2002D
              Refunding, 5.125%, 7/01/24

       2,550 City of Tempe, Arizona, Excise Tax Revenue Bonds, Series 2003 Refunding, 5.000%, 7/01/20
-------------------------------------------------------------------------------------------------------------------
             Telecommunication Services - 1.2%

         500 Industrial Development Authority of the County of Mohave, Arizona, Industrial Development Revenue
              Bonds, 1994 Series, Citizen Utilities Company Projects, 6.600%, 5/01/29 (Alternative Minimum Tax)

       1,000 Industrial Development Authority of the County of Yavapai, Arizona, Industrial Development Revenue
              Bonds, 1998 Series, Citizens Utilities Company Project, 5.450%, 6/01/33 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Transportation - 0.5%

         500 City of Phoenix, Arizona, Airport Revenue Bonds, Series 1994D, 6.400%, 7/01/12
              (Alternative Minimum Tax) - MBIA Insured

                                                                                                        Optional Call
Description                                                                                               Provisions* Ratings**
--------------------------------------------------------------------------------------------------------------------------------
Tax Obligation/General (continued)

Alhambra Elementary School District No. 68 of Maricopa County, Arizona, General Obligation Bonds,      7/04 at 102.00       AAA
 Series 1994A, 6.750%, 7/01/14 - AMBAC Insured

Chandler Unified School District No. 80 of Maricopa County, Arizona, School Improvement and              No Opt. Call       AAA
 Refunding Bonds, Series 1994, 6.250%, 7/01/11 - FGIC Insured

Fountain Hills Unified School District No. 98 of Maricopa County, Arizona, General Obligation Bonds,     No Opt. Call       AAA
 Series 1992, 0.000%, 7/01/06 - FGIC Insured

Tucson Unified School District No. 1 of Pima County, Arizona, School Improvement Bonds, Project of       No Opt. Call       AAA
 1989, Series 1992D, 7.500%, 7/01/10 - FGIC Insured

Tanque Verde Unified School District No. 13 of Pima County, Arizona, School Improvement and            7/04 at 102.00       AAA
 Refunding Bonds, Series 1994, 6.700%, 7/01/10 - FGIC Insured

Tempe Union High School District No. 213 of Maricopa County, Arizona, General Obligation Bonds,        7/04 at 101.00       AAA
 Series 1994, 6.000%, 7/01/12 - FGIC Insured

City of Tucson, Arizona, General Obligation Bonds, Series 2001B, 5.750%, 7/01/16                       7/11 at 100.00        AA
--------------------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited - 11.9%

Arizona Municipal Financing Program, Certificates of Participation, Series 11, City of Goodyear Loan,    No Opt. Call       AAA
 8.000%, 8/01/17 - MBIA Insured

State of Arizona, Arizona Transportation Board, Highway Revenue Bonds, Series 2003A,                   7/13 at 100.00       AAA
 5.000%, 7/01/22

Arizona Tourism and Sports Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project,        7/13 at 100.00       Aaa
 Series 2003A, 5.375%, 7/01/23 - MBIA Insured

Bullhead City, Arizona, Special Assessment Bonds, Series 1993, East Branch Sewer Improvement           7/03 at 103.00      Baa2
 District, 6.100%, 1/01/13

Eloy Municipal Property Corporation, Arizona, Municipal Facilities Revenue Bonds, Series 1992,         7/03 at 100.50       BBB
 7.000%, 7/01/11

City of Flagstaff, Arizona, Junior Lien Street and Highway User Revenue Bonds, Series 1992,              No Opt. Call       AAA
 5.900%, 7/01/10 - FGIC Insured

Industrial Development Authority of the County of Maricopa, Education Revenue Bonds, Arizona Charter   7/10 at 102.00      Baa3
 Schools Project I, Series 2000A, 6.625%, 7/01/20

Industrial Development Authority of the County of Maricopa, Arizona, Education Revenue Bonds,          6/07 at 102.00         A
 Horizon Community Learning Center Project, Series 2000, 6.350%, 6/01/26 - ACA Insured

Maricopa County, Arizona, Stadium District Revenue Refunding Bonds, Series 2002, 5.375%, 6/01/17 -     6/12 at 100.00       Aaa
 AMBAC Insured

City of Peoria, Arizona, Improvement District No. 8801, North Valley Power Center, Improvement Bonds:
 7.300%, 1/01/12                                                                                      7/03 at 101.00      BBB+
 7.300%, 1/01/13                                                                                      7/03 at 101.00      BBB+

City of Phoenix, Arizona, Junior Lien Street and Highway User Revenue Refunding Bonds, Series 1992,    7/03 at 101.00        A+
 6.250%, 7/01/11

Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2002D   7/12 at 100.00        A-
 Refunding, 5.125%, 7/01/24

City of Tempe, Arizona, Excise Tax Revenue Bonds, Series 2003 Refunding, 5.000%, 7/01/20               7/13 at 100.00       AA+
--------------------------------------------------------------------------------------------------------------------------------
Telecommunication Services - 1.2%

Industrial Development Authority of the County of Mohave, Arizona, Industrial Development Revenue     11/03 at 101.00       BBB
 Bonds, 1994 Series, Citizen Utilities Company Projects, 6.600%, 5/01/29 (Alternative Minimum Tax)

Industrial Development Authority of the County of Yavapai, Arizona, Industrial Development Revenue     6/07 at 101.00       BBB
 Bonds, 1998 Series, Citizens Utilities Company Project, 5.450%, 6/01/33 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------------------
Transportation - 0.5%

City of Phoenix, Arizona, Airport Revenue Bonds, Series 1994D, 6.400%, 7/01/12                         7/04 at 102.00       AAA
 (Alternative Minimum Tax) - MBIA Insured

                                                                                                          Market
Description                                                                                                Value
----------------------------------------------------------------------------------------------------------------
Tax Obligation/General (continued)

Alhambra Elementary School District No. 68 of Maricopa County, Arizona, General Obligation Bonds,     $  145,415
 Series 1994A, 6.750%, 7/01/14 - AMBAC Insured

Chandler Unified School District No. 80 of Maricopa County, Arizona, School Improvement and              382,230
 Refunding Bonds, Series 1994, 6.250%, 7/01/11 - FGIC Insured

Fountain Hills Unified School District No. 98 of Maricopa County, Arizona, General Obligation Bonds,   1,212,691
 Series 1992, 0.000%, 7/01/06 - FGIC Insured

Tucson Unified School District No. 1 of Pima County, Arizona, School Improvement Bonds, Project of     1,300,900
 1989, Series 1992D, 7.500%, 7/01/10 - FGIC Insured

Tanque Verde Unified School District No. 13 of Pima County, Arizona, School Improvement and              539,505
 Refunding Bonds, Series 1994, 6.700%, 7/01/10 - FGIC Insured

Tempe Union High School District No. 213 of Maricopa County, Arizona, General Obligation Bonds,          190,442
 Series 1994, 6.000%, 7/01/12 - FGIC Insured

City of Tucson, Arizona, General Obligation Bonds, Series 2001B, 5.750%, 7/01/16                       2,472,720
----------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited - 11.9%

Arizona Municipal Financing Program, Certificates of Participation, Series 11, City of Goodyear Loan,    312,485
 8.000%, 8/01/17 - MBIA Insured

State of Arizona, Arizona Transportation Board, Highway Revenue Bonds, Series 2003A,                   1,242,595
 5.000%, 7/01/22

Arizona Tourism and Sports Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project,        1,110,970
 Series 2003A, 5.375%, 7/01/23 - MBIA Insured

Bullhead City, Arizona, Special Assessment Bonds, Series 1993, East Branch Sewer Improvement             995,513
 District, 6.100%, 1/01/13

Eloy Municipal Property Corporation, Arizona, Municipal Facilities Revenue Bonds, Series 1992,            81,016
 7.000%, 7/01/11

City of Flagstaff, Arizona, Junior Lien Street and Highway User Revenue Bonds, Series 1992,              462,616
 5.900%, 7/01/10 - FGIC Insured

Industrial Development Authority of the County of Maricopa, Education Revenue Bonds, Arizona Charter   1,316,083
 Schools Project I, Series 2000A, 6.625%, 7/01/20

Industrial Development Authority of the County of Maricopa, Arizona, Education Revenue Bonds,          1,613,175
 Horizon Community Learning Center Project, Series 2000, 6.350%, 6/01/26 - ACA Insured

Maricopa County, Arizona, Stadium District Revenue Refunding Bonds, Series 2002, 5.375%, 6/01/17 -     1,269,249
 AMBAC Insured

City of Peoria, Arizona, Improvement District No. 8801, North Valley Power Center, Improvement Bonds:
 7.300%, 1/01/12                                                                                        431,273
 7.300%, 1/01/13                                                                                        466,872

City of Phoenix, Arizona, Junior Lien Street and Highway User Revenue Refunding Bonds, Series 1992,       35,837
 6.250%, 7/01/11

Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2002D   1,042,140
 Refunding, 5.125%, 7/01/24

City of Tempe, Arizona, Excise Tax Revenue Bonds, Series 2003 Refunding, 5.000%, 7/01/20               2,776,415
----------------------------------------------------------------------------------------------------------------
Telecommunication Services - 1.2%

Industrial Development Authority of the County of Mohave, Arizona, Industrial Development Revenue        501,035
 Bonds, 1994 Series, Citizen Utilities Company Projects, 6.600%, 5/01/29 (Alternative Minimum Tax)

Industrial Development Authority of the County of Yavapai, Arizona, Industrial Development Revenue       863,330
 Bonds, 1998 Series, Citizens Utilities Company Project, 5.450%, 6/01/33 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------
Transportation - 0.5%

City of Phoenix, Arizona, Airport Revenue Bonds, Series 1994D, 6.400%, 7/01/12                           533,240
 (Alternative Minimum Tax) - MBIA Insured

----
11

Portfolio of Investments
NUVEEN ARIZONA MUNICIPAL BOND FUND (continued)
May 31, 2003

   Principal
Amount (000) Description
---------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 20.9%

    $    300 Arizona Health Facilities Authority, Hospital System Revenue Refunding Bonds, Phoenix Baptist Hospital
              and Medical Center, Inc. and Medical Environments, Inc., Series 1992, 6.250%, 9/01/11 -
              MBIA Insured

         200 Arizona Municipal Finance Program, Certificates of Participation, Series 20, City of Goodyear, Loan,
              7.700%, 8/01/10 - MBIA Insured

         300 Hospital District No. One, Maricopa County, Arizona, Hospital Facilities Refunding Bonds, Series 1992B,
              6.250%, 6/01/10 (Pre-refunded to 6/01/04) - FGIC Insured

       1,000 Hospital District No. One, Maricopa County, Arizona, General Obligation Bonds, Series 1996,
              6.500%, 6/01/17 (Pre-refunded to 6/01/06)

         255 Maricopa County, Arizona, Hospital Revenue Bonds, Series 1980, St. Luke's Hospital Medical Center,
              8.750%, 2/01/10

       2,775 Industrial Development Authority of the County of Maricopa, Arizona, Hospital System Revenue
              Refunding Bonds, Samaritan Health Services, Series 1990A, 7.000%, 12/01/16 - MBIA Insured

      12,050 Industrial Development Authority of the County of Maricopa, Arizona, Single Family Mortgage Revenue
              Bonds, Series 1984, 0.000%, 2/01/16

         380 Alhambra Elementary School District No. 68 of Maricopa County, Arizona, General Obligation Bonds,
              Series 1994A, 6.750%, 7/01/14 (Pre-refunded to 7/01/04) - AMBAC Insured

             City of Phoenix Civic Improvement Corporation, Arizona, Junior Lien Wastewater System Revenue
             Bonds, Series 2000:
       1,290  6.125%, 7/01/14 (Pre-refunded to 7/01/10) - FGIC Insured
       1,000  6.250%, 7/01/17 (Pre-refunded to 7/01/10) - FGIC Insured

       8,065 Industrial Development Authorities of Tucson and Pima Counties, Arizona, Single Family Mortgage
              Revenue Bonds, Series 1983A, 0.000%, 12/01/14

         500 City of Tucson, Arizona, General Obligation Bonds, Series 1984-G, 6.250%, 7/01/18 (Pre-refunded to
              7/01/04) - FGIC Insured

         850 City of Tucson, Arizona, Certificates of Participation, Series 1994, 6.375%, 7/01/09 (Pre-refunded to
              7/01/04) - RAAI Insured
---------------------------------------------------------------------------------------------------------------------
             Utilities - 5.0%

       1,000 Arizona Power Authority, Power Resource Revenue Bonds, Special Obligation Crossover Refunding
              Series 2001, Hoover Uprating Project, 5.250%, 10/01/15

           5 Central Arizona Water Conservation District, Central Arizona Project, Contract Revenue Bonds,
              Series 1991B, 6.500%, 11/01/11

       2,000 Coconino County Pollution Control Corporation, Arizona, Pollution Control Revenue Bonds,
              Nevada Power Company Project, Series 1996, 6.375%, 10/01/36 (Alternative Minimum Tax)

       1,000 City of Mesa, Arizona, Utility System Revenue Bonds, Series 2002, 5.000%, 7/01/20 - FGIC Insured

         150 Industrial Development Authority of the County of Pima, Arizona, Industrial Development Lease
              Obligation Refunding Revenue Bonds, 1988 Series A, Irvington Project, 7.250%, 7/15/10 -
              FSA Insured

             Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Refunding
             Revenue Bonds, Salt River Project, 1993 Series A:
         500  5.750%, 1/01/10
         135  5.500%, 1/01/19

         500 Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Refunding
              Revenue Bonds, Salt River Project, 2002 Series A, 5.000%, 1/01/31

                                                                                                          Optional Call
Description                                                                                                 Provisions*
------------------------------------------------------------------------------------------------------------------------
U.S. Guaranteed - 20.9%

Arizona Health Facilities Authority, Hospital System Revenue Refunding Bonds, Phoenix Baptist Hospital   9/03 at 100.00
 and Medical Center, Inc. and Medical Environments, Inc., Series 1992, 6.250%, 9/01/11 -
 MBIA Insured

Arizona Municipal Finance Program, Certificates of Participation, Series 20, City of Goodyear, Loan,       No Opt. Call
 7.700%, 8/01/10 - MBIA Insured

Hospital District No. One, Maricopa County, Arizona, Hospital Facilities Refunding Bonds, Series 1992B,  6/04 at 101.00
 6.250%, 6/01/10 (Pre-refunded to 6/01/04) - FGIC Insured

Hospital District No. One, Maricopa County, Arizona, General Obligation Bonds, Series 1996,              6/06 at 101.00
 6.500%, 6/01/17 (Pre-refunded to 6/01/06)

Maricopa County, Arizona, Hospital Revenue Bonds, Series 1980, St. Luke's Hospital Medical Center,         No Opt. Call
 8.750%, 2/01/10

Industrial Development Authority of the County of Maricopa, Arizona, Hospital System Revenue               No Opt. Call
 Refunding Bonds, Samaritan Health Services, Series 1990A, 7.000%, 12/01/16 - MBIA Insured

Industrial Development Authority of the County of Maricopa, Arizona, Single Family Mortgage Revenue        No Opt. Call
 Bonds, Series 1984, 0.000%, 2/01/16

Alhambra Elementary School District No. 68 of Maricopa County, Arizona, General Obligation Bonds,        7/04 at 102.00
 Series 1994A, 6.750%, 7/01/14 (Pre-refunded to 7/01/04) - AMBAC Insured

City of Phoenix Civic Improvement Corporation, Arizona, Junior Lien Wastewater System Revenue
Bonds, Series 2000:
 6.125%, 7/01/14 (Pre-refunded to 7/01/10) - FGIC Insured                                               7/10 at 101.00
 6.250%, 7/01/17 (Pre-refunded to 7/01/10) - FGIC Insured                                               7/10 at 101.00

Industrial Development Authorities of Tucson and Pima Counties, Arizona, Single Family Mortgage            No Opt. Call
 Revenue Bonds, Series 1983A, 0.000%, 12/01/14

City of Tucson, Arizona, General Obligation Bonds, Series 1984-G, 6.250%, 7/01/18 (Pre-refunded to       7/04 at 101.00
 7/01/04) - FGIC Insured

City of Tucson, Arizona, Certificates of Participation, Series 1994, 6.375%, 7/01/09 (Pre-refunded to    7/04 at 100.00
 7/01/04) - RAAI Insured
------------------------------------------------------------------------------------------------------------------------
Utilities - 5.0%

Arizona Power Authority, Power Resource Revenue Bonds, Special Obligation Crossover Refunding              No Opt. Call
 Series 2001, Hoover Uprating Project, 5.250%, 10/01/15

Central Arizona Water Conservation District, Central Arizona Project, Contract Revenue Bonds,           11/03 at 100.00
 Series 1991B, 6.500%, 11/01/11

Coconino County Pollution Control Corporation, Arizona, Pollution Control Revenue Bonds,                10/06 at 102.00
 Nevada Power Company Project, Series 1996, 6.375%, 10/01/36 (Alternative Minimum Tax)

City of Mesa, Arizona, Utility System Revenue Bonds, Series 2002, 5.000%, 7/01/20 - FGIC Insured         7/11 at 100.00

Industrial Development Authority of the County of Pima, Arizona, Industrial Development Lease            7/03 at 102.50
 Obligation Refunding Revenue Bonds, 1988 Series A, Irvington Project, 7.250%, 7/15/10 -
 FSA Insured

Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Refunding
Revenue Bonds, Salt River Project, 1993 Series A:
 5.750%, 1/01/10                                                                                          No Opt. Call
 5.500%, 1/01/19                                                                                          No Opt. Call

Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Refunding       1/12 at 101.00
 Revenue Bonds, Salt River Project, 2002 Series A, 5.000%, 1/01/31

                                                                                                                      Market
Description                                                                                             Ratings**      Value
----------------------------------------------------------------------------------------------------------------------------
U.S. Guaranteed - 20.9%

Arizona Health Facilities Authority, Hospital System Revenue Refunding Bonds, Phoenix Baptist Hospital        AAA $  308,439
 and Medical Center, Inc. and Medical Environments, Inc., Series 1992, 6.250%, 9/01/11 -
 MBIA Insured

Arizona Municipal Finance Program, Certificates of Participation, Series 20, City of Goodyear, Loan,          AAA    256,262
 7.700%, 8/01/10 - MBIA Insured

Hospital District No. One, Maricopa County, Arizona, Hospital Facilities Refunding Bonds, Series 1992B,       AAA    318,585
 6.250%, 6/01/10 (Pre-refunded to 6/01/04) - FGIC Insured

Hospital District No. One, Maricopa County, Arizona, General Obligation Bonds, Series 1996,                 A3***  1,154,260
 6.500%, 6/01/17 (Pre-refunded to 6/01/06)

Maricopa County, Arizona, Hospital Revenue Bonds, Series 1980, St. Luke's Hospital Medical Center,            AAA    313,252
 8.750%, 2/01/10

Industrial Development Authority of the County of Maricopa, Arizona, Hospital System Revenue                  AAA  3,709,675
 Refunding Bonds, Samaritan Health Services, Series 1990A, 7.000%, 12/01/16 - MBIA Insured

Industrial Development Authority of the County of Maricopa, Arizona, Single Family Mortgage Revenue           AAA  7,259,523
 Bonds, Series 1984, 0.000%, 2/01/16

Alhambra Elementary School District No. 68 of Maricopa County, Arizona, General Obligation Bonds,             AAA    410,905
 Series 1994A, 6.750%, 7/01/14 (Pre-refunded to 7/01/04) - AMBAC Insured

City of Phoenix Civic Improvement Corporation, Arizona, Junior Lien Wastewater System Revenue
Bonds, Series 2000:
 6.125%, 7/01/14 (Pre-refunded to 7/01/10) - FGIC Insured                                                    AAA  1,592,789
 6.250%, 7/01/17 (Pre-refunded to 7/01/10) - FGIC Insured                                                    AAA  1,242,760

Industrial Development Authorities of Tucson and Pima Counties, Arizona, Single Family Mortgage               AAA  5,242,411
 Revenue Bonds, Series 1983A, 0.000%, 12/01/14

City of Tucson, Arizona, General Obligation Bonds, Series 1984-G, 6.250%, 7/01/18 (Pre-refunded to            AAA    533,030
 7/01/04) - FGIC Insured

City of Tucson, Arizona, Certificates of Participation, Series 1994, 6.375%, 7/01/09 (Pre-refunded to       AA***    898,884
 7/01/04) - RAAI Insured
----------------------------------------------------------------------------------------------------------------------------
Utilities - 5.0%

Arizona Power Authority, Power Resource Revenue Bonds, Special Obligation Crossover Refunding                  AA  1,182,320
 Series 2001, Hoover Uprating Project, 5.250%, 10/01/15

Central Arizona Water Conservation District, Central Arizona Project, Contract Revenue Bonds,                 AA-      5,021
 Series 1991B, 6.500%, 11/01/11

Coconino County Pollution Control Corporation, Arizona, Pollution Control Revenue Bonds,                       B-  1,824,440
 Nevada Power Company Project, Series 1996, 6.375%, 10/01/36 (Alternative Minimum Tax)

City of Mesa, Arizona, Utility System Revenue Bonds, Series 2002, 5.000%, 7/01/20 - FGIC Insured              AAA  1,071,690

Industrial Development Authority of the County of Pima, Arizona, Industrial Development Lease                 AAA    158,648
 Obligation Refunding Revenue Bonds, 1988 Series A, Irvington Project, 7.250%, 7/15/10 -
 FSA Insured

Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Refunding
Revenue Bonds, Salt River Project, 1993 Series A:
 5.750%, 1/01/10                                                                                              AA    591,275
 5.500%, 1/01/19                                                                                              AA    135,427

Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Refunding             AA    527,845
 Revenue Bonds, Salt River Project, 2002 Series A, 5.000%, 1/01/31

----
12

   Principal                                                                                                  Optional Call
Amount (000) Description                                                                                        Provisions*
----------------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 3.9%

             City of Cottonwood, Arizona, Sewer Revenue Refunding Bonds, Series 1992:
    $    500  6.900%, 7/01/03                                                                                  No Opt. Call
         100  7.000%, 7/01/06                                                                                7/03 at 100.00
         100  7.000%, 7/01/07                                                                                7/03 at 100.00

       2,600 City of Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, 7/12 at 100.00
              Series 2002, 5.000%, 7/01/26 - FGIC Insured

         800 Sedona, Arizona, Sewer Revenue Refunding Bonds, Series 1992, 7.000%, 7/01/12                    7/04 at 101.00
----------------------------------------------------------------------------------------------------------------------------
    $109,675 Total Long-Term Investments (cost $99,093,022) - 97.9%
----------------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 2.1%
             ---------------------------------------------------------------------------------------------------------------
             Net Assets - 100%
             ---------------------------------------------------------------------------------------------------------------

                                                                                                                Market
Description                                                                                     Ratings**        Value
----------------------------------------------------------------------------------------------------------------------
Water and Sewer - 3.9%

City of Cottonwood, Arizona, Sewer Revenue Refunding Bonds, Series 1992:
 6.900%, 7/01/03                                                                                    BBB- $    502,270
 7.000%, 7/01/06                                                                                    BBB-      100,451
 7.000%, 7/01/07                                                                                    BBB-      100,451

City of Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds,       AAA    2,744,612
 Series 2002, 5.000%, 7/01/26 - FGIC Insured

Sedona, Arizona, Sewer Revenue Refunding Bonds, Series 1992, 7.000%, 7/01/12                            A      854,445
----------------------------------------------------------------------------------------------------------------------
Total Long-Term Investments (cost $99,093,022) - 97.9%                                            108,291,250
----------------------------------------------------------------------------------------------------------------------

Other Assets Less Liabilities - 2.1%                                                                         2,349,264
----------------------------------------------------------------------------------------------------------------------
Net Assets - 100%                                                                                         $110,640,514
----------------------------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent auditors):
              Using the higher of Standard & Poor's or Moody's rating.
          *** Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
          N/R Investment is not rated.




                                See accompanying notes to financial statements.

----
13

Portfolio of Investments
NUVEEN COLORADO MUNICIPAL BOND FUND
May 31, 2003

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 4.7%

    $    500 Colorado Educational and Cultural Facilities Authority,      12/10 at 100.00        AA $  583,650
              School Revenue Bonds, Ave Maria School Project, Series
              2000, 6.125%, 12/01/25 - RAAI Insured

       1,500 Hyland Hills Park and Recreation District, Adams County,     12/06 at 101.00       N/R  1,615,755
              Colorado, Special Revenue Refunding and Improvement Bonds,
              Series 1996A, 6.750%, 12/15/15
--------------------------------------------------------------------------------------------------------------
             Healthcare - 19.3%

       1,000 Aspen Valley Hospital District, Pitkin County, Colorado,      4/10 at 100.00       N/R  1,091,720
              Revenue Bonds, Series 2000, 6.800%, 10/15/24

       1,000 Colorado Health Facilities Authority Revenue Bonds,           9/09 at 101.00       N/R    963,830
              Steamboat Springs Health Care Association Project, Series
              1999, 5.700%, 9/15/23

         500 Colorado Health Facilities Authority, Hospital Revenue       11/11 at 101.00        A-    559,450
              Bonds, PorterCare Adventist Health System Project, Series
              2001, 6.500%, 11/15/23

       1,000 Colorado Health Facilities Authority, Revenue Bonds, Vail     1/12 at 100.00       BBB  1,040,290
              Valley Medical Center Project, Series 2001, 5.800%, 1/15/27

       1,750 City of Colorado Springs, Colorado, Hospital Revenue Bonds,  12/10 at 101.00        A-  1,911,070
              Series 2000, 6.375%, 12/15/30

       1,000 Denver Health and Hospital Authority, Colorado, Health Care  12/11 at 100.00      BBB+  1,102,830
              Revenue Bonds, Series 2001A, 6.250%, 12/01/16

       2,200 Garfield County, Colorado, Hospital Revenue Bonds, Valley     5/13 at 100.00        AA  2,275,856
              View Hospital Association Project, Series 2003A, 5.000%,
              5/15/21 - RAAI Insured
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 8.7%

       1,265 Boulder County, Colorado, Multifamily Housing Refunding and   6/09 at 100.00       N/R  1,189,593
              Improvement Revenue Bonds, Thistle Community Housing
              Project, Series 1999, 6.375%, 6/01/29

         455 Colorado Housing and Finance Authority, Multifamily Housing   4/05 at 102.00       AA+    473,837
              Insured Mortgage Revenue Bonds, 1995 Series A, 6.650%,
              10/01/28 (Alternative Minimum Tax)

       1,300 City of Englewood, Colorado, Multifamily Housing Revenue     12/06 at 102.00      BBB+  1,336,660
              Refunding Bonds, Marks Apartments Project, Series 1996,
              6.650%, 12/01/26

       1,000 City of Lakewood, Colorado, Multifamily Housing Mortgage     10/05 at 102.00       AAA  1,048,260
              Revenue Bonds, FHA-Insured Mortgage Loan - The Heights by
              Marston Lake Project, Series, 1995, 6.650%, 10/01/25
              (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 3.8%

         530 Colorado Housing and Finance Authority, Single Family        10/09 at 105.00       Aa2    550,363
              Program Senior Bonds, 1999 Series C-3, 6.750%, 10/01/21

         605 Colorado Housing and Finance Authority, Single Family        10/09 at 105.00       Aa2    643,641
              Program Senior Bonds, 2000 Series A-2, 7.450%, 10/01/16
              (Alternative Minimum Tax)

         495 Colorado Housing and Finance Authority, Single Family         4/10 at 105.00        AA    529,863
              Program Senior Bonds, 2000 Senior C-3, 7.150%, 10/01/30

          70 Pueblo County, Colorado, Single Family Mortgage Revenue      11/04 at 102.00       AAA     70,299
              Refunding Bonds, GNMA and FNMA Mortgage-Backed Securities
              Program, Series 1994A, 7.050%, 11/01/27
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 6.2%

       1,000 Colorado Health Facilities Authority, First Mortgage          1/07 at 101.00       N/R  1,009,070
              Revenue Bonds, Christian Living Campus - Johnson Center
              Nursing Facility Refunding Project, Series 1997A, 7.050%,
              1/01/19

       1,000 Colorado Health Facilities Authority, Revenue Bonds,         12/12 at 100.00        AA  1,059,570
              Covenant Retirement Communities, Inc., Series 2002A,
              5.500%, 12/01/33 - RAAI Insured

         650 Colorado Health Facilities Authority, Health Facilities       9/09 at 102.00      Baa3    533,676
              Revenue Bonds, National Benevolent Association - Village
              at Skyline Project, Series 1999A, 6.375%, 9/01/29

         300 Colorado Health Facilities Authority, Health Facilities       3/10 at 101.00      Baa3    273,723
              Revenue Bonds, National Benevolent Association - Village
              at Skyline Project, Series 2000C, 7.000%, 3/01/24

----
14

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 9.2%

     $ 1,000 Central Platte Valley Metropolitan District, Colorado,          No Opt. Call       A-1 $1,102,880
              General Obligation Bonds, Series 2001A Refunding, 5.000%,
              12/01/31 (Mandatory put 12/01/09)

         500 El Paso County School District No. 38. Lewis Palmer,            No Opt. Call       Aa3    631,755
              Colorado, General Obligation Bonds, Series 2001 Refunding,
              6.000%, 12/01/21

       1,000 El Paso County School District No. 49, Falcon, Colorado,     12/11 at 100.00       AAA  1,151,150
              General Obligation Bonds, Series 2001, 5.500%, 12/01/17 -
              FGIC Insured

         250 Pitkin County, Colorado, General Obligation Open Space       12/04 at 102.00        A1    274,465
              Refunding and Improvement Bonds, Series 1994, 6.875%,
              12/01/24

       1,000 Commonwealth of Puerto Rico, Public Improvement General         No Opt. Call        A-  1,125,190
              Obligation Bonds, 2002 Series A, 5.500%, 7/01/29
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 18.2%

       1,000 Colorado Department of Transportation, Revenue Anticipation   6/12 at 101.00        AA  1,148,610
              Bonds, Series 2002, 5.375%, 6/15/17

         700 Colorado Department of Transportation, Revenue Anticipation     No Opt. Call       AAA    846,804
              Bonds, Series 2002B, 5.500%, 6/15/16 - MBIA Insured

       1,250 Colorado Educational and Cultural Facilities Authority,       9/11 at 100.00      Baa3  1,303,500
              Charter School Revenue Bonds, Bromley East Charter School
              Project, Series 2000A, 7.250%, 9/15/30

       1,000 Colorado Educational and Cultural Facilities Authority,      12/10 at 101.00       BBB  1,088,490
              Charter School Revenue Bonds, Academy Charter School
              Project, Douglas County School District Re. 1, Series
              2000, 6.875%, 12/15/20

       1,000 Lakewood Public Building Authority, Colorado, Certificates   12/10 at 100.00       AAA  1,132,240
              of Participation, Series 2000, 5.400%, 12/01/18 - AMBAC
              Insured

       1,000 Larimer County, Colorado, Sales and Use Tax Revenue Bonds,   12/12 at 100.00       AAA  1,152,710
              Fairgrounds and Events Center Project, Series 2002,
              5.500%, 12/15/18 - MBIA Insured

       1,000 Puerto Rico Highway and Transportation Authority,             7/12 at 100.00       AAA  1,057,940
              Transportation Revenue Bonds, Series D, 5.000%, 7/01/32 -
              FSA Insured

         750 City of Woodland Park, Colorado, Limited Sales Tax           12/03 at 101.00        AA    774,158
              Refunding Bonds, Series 1994B, 6.400%, 12/01/12 - RAAI
              Insured
--------------------------------------------------------------------------------------------------------------
             Transportation - 10.0%

       3,500 E-470 Public Highway Authority, Colorado, Senior Revenue       9/10 at 79.90       AAA  2,113,195
              Bonds, 2000 Series B, 0.000%, 9/01/14 - MBIA Insured

         900 Eagle County, Colorado, Air Terminal Corporation, Airport     5/06 at 101.00       N/R    900,702
              Terminal Project Revenue Bonds, Series 1996, 7.500%,
              5/01/21 (Alternative Minimum Tax)

         500 Eagle County, Colorado, Air Terminal Corporation, Airport     5/11 at 101.00       N/R    476,385
              Terminal Project Revenue Bonds, Series 2001, 7.000%,
              5/01/21

       1,000 Northwest Parkway Public Highway Authority, Colorado,         6/11 at 102.00       AAA  1,166,920
              Revenue Bonds, Senior Series 2001.A, 5.500%, 6/15/15 -
              AMBAC Insured
--------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 15.0%

       4,000 Arapahoe County, Colorado, Single Family Mortgage Revenue       No Opt. Call       AAA  3,190,280
              Bonds, Series 1984A, 0.000%, 9/01/10

         140 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    7/10 at 100.00       AAA    157,277
              Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
              (Pre-refunded to 7/01/10)

       1,000 State of Colorado, Department of Transportation, Revenue      6/10 at 100.50       AAA  1,220,570
              Anticipation Bonds, Series 2000, 6.000%, 6/15/15
              (Pre-refunded to 6/15/10) - AMBAC Insured

         900 City of Colorado Springs, Colorado, Utilities System            No Opt. Call       AAA  1,187,172
              Revenue Bonds, Series 1978B, 6.600%, 11/15/18

       1,000 Puerto Rico Highway and Transportation Authority,             7/10 at 101.00      A***  1,264,030
              Transportation Revenue Bonds, Series B, 6.500%, 7/01/27
              (Pre-refunded to 7/01/10)

----
15

Portfolio of Investments
NUVEEN COLORADO MUNICIPAL BOND FUND (continued)
May 31, 2003

   Principal                                                               Optional Call                Market
Amount (000) Description                                                     Provisions* Ratings**       Value
--------------------------------------------------------------------------------------------------------------
             Utilities - 2.4%

     $ 1,000 Platte River Power Authority, Colorado, Power Revenue        6/12 at 100.00       AA- $ 1,140,000
              Bonds, Series EE Refunding, 5.375%, 6/01/17
--------------------------------------------------------------------------------------------------------------
     $44,510 Total Long-Term Investments (cost $41,767,311) - 97.5%                                 45,469,429
--------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 2.5%                                                    1,173,759

             ------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                     $46,643,188

             ------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent auditors):
              Using the higher of Standard & Poor's or Moody's rating.
          *** Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
          N/R Investment is not rated.




                                See accompanying notes to financial statements.

----
16

Portfolio of Investments
NUVEEN NEW MEXICO MUNICIPAL BOND FUND
May 31, 2003

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 16.8%

     $ 1,500 New Mexico Educational Assistance Foundation, Education       9/11 at 100.00        A2 $1,554,930
              Loan Bonds, First Subordinate Series 2001B-1, 5.900%,
              9/01/31

         480 New Mexico Educational Assistance Foundation, Student Loan      No Opt. Call       Aaa    480,110
              Revenue Bonds, Senior 1995 Series IV-A1, 6.500%, 3/01/04
              (Alternative Minimum Tax)

       1,000 Puerto Rico Industrial, Tourist, Educational, Medical, and   12/12 at 101.00       BBB  1,049,220
              Environmental Control Facilities Financing Authority,
              Higher Education Revenue Bonds, Ana G. Mendez University
              System Project, Refunding Series 2002, 5.500%, 12/01/31

             City of Santa Fe, New Mexico, Educational Facilities
             Revenue Improvement and Refunding Revenue Bonds, College of
             Santa Fe Project, Series 1997:
         500  6.000%, 10/01/13                                            10/07 at 100.00      BBB-    525,295
         500  5.875%, 10/01/21                                            10/07 at 100.00      BBB-    509,415

       2,000 Regents of the University of New Mexico, System Revenue         No Opt. Call        AA  2,497,440
              Bonds, Series 1992A Refunding, 6.000%, 6/01/21

       2,000 Regents of the University of New Mexico, System Revenue       6/12 at 100.00        AA  2,127,400
              Bonds, Series 2002A Refunding and Improvement, Subordinate
              Lien, 5.000%, 6/01/22

       1,000 Regents of the University of New Mexico, System Revenue       6/13 at 100.00        AA  1,128,160
              Bonds, Subordinate Lien Series 2003A Refunding, 5.250%,
              6/01/18
--------------------------------------------------------------------------------------------------------------
             Healthcare - 6.9%

       1,000 New Mexico Hospital Equipment Loan Council, Hospital          6/08 at 101.00       Ba2    777,130
              Revenue Bonds, Series 1998, Memorial Medical Center, Inc.
              Project, 5.500%, 6/01/28

             New Mexico Hospital Equipment Loan Council, Hospital
             Revenue Bonds, Presbyterian Healthcare Services, Series
             2001A:
       2,000  5.750%, 8/01/15                                              8/11 at 101.00        A+  2,245,060
       1,000  5.500%, 8/01/30                                              8/11 at 101.00        A+  1,041,190
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 5.8%

       1,885 Bernalillo County, New Mexico, Multifamily Housing            6/09 at 101.00       N/R  1,767,923
              Refunding and Improvement Revenue Bonds, Series 1999, El
              Centro Senior Housing Complex, 5.850%, 6/15/29

         600 Bernalillo County, New Mexico, Multifamily Housing Revenue    6/11 at 100.00       Aaa    626,646
              Bonds, Vista Montana Apartments Project, Series 2001A,
              5.400%, 12/01/31 - MBIA Insured

       1,000 Las Cruces Housing Development Corporation, New Mexico,      10/03 at 102.00        A2  1,020,860
              Multifamily Mortgage Revenue Refunding Bonds, Series
              1993A, 6.400%, 10/01/19
--------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 17.8%

       1,440 New Mexico Mortgage Finance Authority, Single Family          7/06 at 102.00       AAA  1,506,730
              Mortgage Program Bonds, 1996 Series D1, 6.250%, 7/01/22

       1,175 New Mexico Mortgage Finance Authority, Single Family          7/07 at 102.00       AAA  1,229,955
              Mortgage Program Bonds, 1996 Series G-2, 6.200%, 7/01/28
              (Alternative Minimum Tax)

         750 New Mexico Mortgage Finance Authority, Single Family          7/07 at 102.00       AAA    798,023
              Mortgage Program Bonds, 1996 Series B-2, 6.300%, 7/01/28
              (Alternative Minimum Tax)

       1,215 New Mexico Mortgage Finance Authority, Single Family          7/05 at 102.00       AAA  1,276,746
              Mortgage Program Bonds, 1995 Series A, 6.650%, 7/01/26
              (Alternative Minimum Tax)

       1,875 New Mexico Mortgage Finance Authority, Single Family         11/09 at 101.50       AAA  2,161,013
              Mortgage Program Bonds, 2000 Series B, 7.000%, 9/01/31
              (Alternative Minimum Tax)

       2,050 New Mexico Mortgage Finance Authority, Single Family          1/10 at 102.50       AAA  2,335,627
              Mortgage Program Bonds, 2000 Series C-2, 6.950%, 9/01/31
              (Alternative Minimum Tax)

       1,060 New Mexico Mortgage Finance Authority, General Revenue        9/09 at 100.00        A+  1,135,302
              Office Building Bonds, Series 2000, 6.000%, 9/01/26

----
17

Portfolio of Investments
NUVEEN NEW MEXICO MUNICIPAL BOND FUND (continued)
May 31, 2003

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Long-Term Care - 0.9%

     $   500 Las Cruces, New Mexico, Health Facilities Revenue Refunding   6/03 at 102.00       AAA $   511,845
              Bonds, Series 1992, Evangelical Lutheran Good Samaritan
              Society Project, 6.450%, 12/01/17 - FSA Insured

          10 City of Socorro, New Mexico, Health Facilities Refunding      5/04 at 102.00       AAA      10,639
              Revenue Bonds, The Evangelical Lutheran Good Samaritan
              Society Project, Series 1994, 6.000%, 5/01/08 - AMBAC
              Insured
---------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 5.8%

             Grants/Cibola County School District 1, Cibola County, New
             Mexico, General Obligation School Building Bonds, Series
             1994:
         480  6.250%, 5/01/08                                              5/04 at 100.00      Baa2     499,776
         510  6.250%, 5/01/09                                              5/04 at 100.00      Baa2     532,930

       1,500 Commonwealth of Puerto Rico, Public Improvement General         No Opt. Call       AAA   1,815,885
              Obligation Bonds, Series 2002A, 5.500%, 7/01/19 - FGIC
              Insured

         500 Commonwealth of Puerto Rico, Public Improvement General         No Opt. Call        A-     562,595
              Obligation Bonds of 2002, Series A, 5.500%, 7/01/29
---------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 27.6%

       1,880 City of Albuquerque, New Mexico, Gross Receipts/Lodgers Tax     No Opt. Call       AAA   1,424,025
              Refunding and Improvement Revenue Bonds, Series 1991B,
              0.000%, 7/01/11 - FSA Insured

       2,000 Bernalillo County, New Mexico, Gross Receipts Tax Revenue    10/09 at 100.00        AA   2,154,140
              Bonds, Series 1999, 5.250%, 10/01/26

       1,510 Lincoln County, New Mexico, Gross Receipts Tax Revenue        6/12 at 100.00       Aaa   1,594,681
              Bonds, Series 2002 Refunding, 5.125%, 6/01/30 - AMBAC
              Insured

       1,365 New Mexico Finance Authority, Court Facilities Fee Revenue    6/11 at 100.00       AAA   1,494,088
              Bonds, Series 2002, 5.000%, 6/15/17 - MBIA Insured

       2,130 Puerto Rico Highway and Transportation Authority, Highway     7/16 at 100.00         A   2,326,045
              Revenue Bonds, Series 1996Y, 5.500%, 7/01/36

       1,000 Puerto Rico Public Finance Corporation, Commonwealth          2/12 at 100.00      BBB+   1,066,260
              Appropriation Bonds, 2002 Series E, 5.500%, 8/01/29

       1,000 San Juan County, New Mexico, Gross Receipts Tax Revenue       9/11 at 101.00       AAA   1,062,350
              Bonds, Subordinate Series 2001A, 5.125%, 9/15/26 - AMBAC
              Insured

       4,000 Santa Fe County, New Mexico, Correctional System Revenue        No Opt. Call       AAA   5,054,840
              Bonds, Series 1997, 6.000%, 2/01/27 - FSA Insured
---------------------------------------------------------------------------------------------------------------
             Transportation - 0.3%

         500 Puerto Rico Port Authority, Special Facilities Revenue        6/06 at 102.00      Caa2     195,015
              Bonds, 1996 Series A, American Airlines, Inc. Project,
              6.250%, 6/01/26 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 6.4%

       1,870 City of Albuquerque, New Mexico, Gross Receipts, Lodgers        No Opt. Call       AAA   1,426,623
              Tax Refunding and Improvement Revenue Bonds, Series 1991B,
              0.000%, 7/01/11 - FSA Insured

          90 Las Cruces, New Mexico, Joint Utility Refunding and           7/03 at 101.00     A1***      92,304
              Improvement Revenue Bonds, Series 1992, 6.250%, 7/01/12

       1,000 Puerto Rico Highway and Transportation Authority,             7/10 at 101.00      A***   1,264,030
              Transportation Revenue Bonds, Series B, 6.500%, 7/01/27
              (Pre-refunded to 7/01/10)

         500 County of Sandoval, New Mexico, Gross Receipts Tax Revenue   11/05 at 101.00    N/R***     575,170
              Bonds, Subordinate Series 1994, 7.150% 11/01/10
              (Pre-refunded to 11/01/05)

         327 Santa Fe County, New Mexico, Office and Training Facilities     No Opt. Call       Aaa     418,076
              Project Revenue Bonds, Series 1990, 9.000%, 7/01/07

----
18

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Utilities - 7.4%

     $ 1,500 City of Farmington, New Mexico, Pollution Control Revenue    10/09 at 102.00      BBB- $ 1,566,195
              Bonds, Public Service Company of New Mexico, 1999 Series
              A, 6.600%, 10/01/29 (Alternative Minimum Tax)

       1,000 City of Las Cruces South Central Solid Waste Authority, New   6/05 at 100.00        A3   1,037,830
              Mexico, Environmental Services Gross Receipts, Tax Project
              Revenue Bonds, Series 1995, 6.000%, 6/01/16

       1,000 Incorporated County of Los Alamos, New Mexico, Utility        7/04 at 102.00       AAA   1,067,620
              System Revenue Bonds, Series 1994A, 6.000%, 7/01/15 - FSA
              Insured

         135 Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/10 at 101.00       AAA     147,334
              Series HH, 5.250%, 7/01/29 - FSA Insured

         500 Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/12 at 101.00       AAA     540,170
              2002 Series II, 5.125%, 7/01/26 - FSA Insured
---------------------------------------------------------------------------------------------------------------
             Water and Sewer - 1.6%

       1,000 City of Albuquerque, New Mexico, Joint Water and Sewer          No Opt. Call       AAA     915,958
              System Revenue Bonds, Series 1990A, 0.000% 7/01/07 - FGIC
              Insured
---------------------------------------------------------------------------------------------------------------
     $53,837 Total Long-Term Investments (cost $52,447,380) - 97.3%                                  57,150,599
---------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 2.7%                                                     1,586,554

             -------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $58,737,153

             -------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent auditors):
              Using the higher of Standard & Poor's or Moody's rating.
          *** Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
          N/R Investment is not rated.



                                See accompanying notes to financial statements.

----
19

Statement of Assets and Liabilities
May 31, 2003


                                                                                                 Arizona     Colorado
----------------------------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $99,093,022, $41,767,311 and $52,447,380, respectively) $108,291,250  $45,469,429
Cash                                                                                            422,445      285,508
Receivables:
  Interest                                                                                    1,713,374      806,159
  Investments sold                                                                              695,000       25,000
  Shares sold                                                                                   114,292      398,630
Other assets                                                                                        727           54
----------------------------------------------------------------------------------------------------------------------
    Total assets                                                                            111,237,088   46,984,780
----------------------------------------------------------------------------------------------------------------------
Liabilities
Payable for shares redeemed                                                                      64,436      116,000
Accrued expenses:
  Management fees                                                                                51,161       21,545
  12b-1 distribution and service fees                                                            23,993       14,758
  Other                                                                                          58,199       25,897
Dividends payable                                                                               398,785      163,392
----------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                                           596,574      341,592
----------------------------------------------------------------------------------------------------------------------
Net assets                                                                                 $110,640,514  $46,643,188
----------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                                 $ 75,254,944  $32,732,169
Shares outstanding                                                                            6,630,827    3,110,879
Net asset value per share                                                                  $      11.35  $     10.52
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)                                          $      11.85  $     10.98
----------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                                 $  6,745,477  $ 6,310,409
Shares outstanding                                                                              595,302      599,324
Net asset value and offering price per share                                               $      11.33  $     10.53
----------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                                 $  9,288,864  $ 6,801,445
Shares outstanding                                                                              819,592      647,156
Net asset value and offering price per share                                               $      11.33  $     10.51
----------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                                 $ 19,351,229  $   799,165
Shares outstanding                                                                            1,707,444       75,947
Net asset value and offering price per share                                               $      11.33  $     10.52
----------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
----------------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                                            $101,569,908  $44,498,897
Undistributed (Over-distribution of) net investment income                                      (25,629)     (28,370)
Accumulated net realized gain (loss) from investments                                          (101,993)  (1,529,457)
Net unrealized appreciation of investments                                                    9,198,228    3,702,118
----------------------------------------------------------------------------------------------------------------------
Net assets                                                                                 $110,640,514  $46,643,188
----------------------------------------------------------------------------------------------------------------------

                                                                                             New Mexico
-------------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $99,093,022, $41,767,311 and $52,447,380, respectively) $57,150,599
Cash                                                                                           675,152
Receivables:
  Interest                                                                                   1,015,331
  Investments sold                                                                              30,000
  Shares sold                                                                                  154,380
Other assets                                                                                        66
-------------------------------------------------------------------------------------------------------
    Total assets                                                                            59,025,528
-------------------------------------------------------------------------------------------------------
Liabilities
Payable for shares redeemed                                                                      7,690
Accrued expenses:
  Management fees                                                                               27,195
  12b-1 distribution and service fees                                                           15,565
  Other                                                                                         34,844
Dividends payable                                                                              203,081
-------------------------------------------------------------------------------------------------------
    Total liabilities                                                                          288,375
-------------------------------------------------------------------------------------------------------
Net assets                                                                                 $58,737,153
-------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                                 $47,477,554
Shares outstanding                                                                           4,452,689
Net asset value per share                                                                  $     10.66
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)                                          $     11.13
-------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                                 $ 5,918,603
Shares outstanding                                                                             555,013
Net asset value and offering price per share                                               $     10.66
-------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                                 $ 4,614,585
Shares outstanding                                                                             432,611
Net asset value and offering price per share                                               $     10.67
-------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                                 $   726,411
Shares outstanding                                                                              67,894
Net asset value and offering price per share                                               $     10.70
-------------------------------------------------------------------------------------------------------

Net Assets Consist of:
----------------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                                            $55,729,341
Undistributed (Over-distribution of) net investment income                                     (16,890)
Accumulated net realized gain (loss) from investments                                       (1,678,517)
Net unrealized appreciation of investments                                                   4,703,219
-------------------------------------------------------------------------------------------------------
Net assets                                                                                 $58,737,153
-------------------------------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

----
20

Statement of Operations
Year Ended May 31, 2003

                                                                        Arizona    Colorado  New Mexico
-------------------------------------------------------------------------------------------------------
Investment Income                                                   $5,827,875  $2,529,068  $3,046,690
-------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                        584,801     247,907     309,785
12b-1 service fees - Class A                                           145,614      64,895      93,281
12b-1 distribution and service fees - Class B                           60,455      58,608      48,255
12b-1 distribution and service fees - Class C                           63,957      42,099      29,581
Shareholders' servicing agent fees and expenses                         69,480      27,936      32,602
Custodian's fees and expenses                                           53,342      33,133      37,165
Trustees' fees and expenses                                              2,638         360         238
Professional fees                                                       10,100       7,954       7,741
Shareholders' reports - printing and mailing expenses                   28,902      10,932      14,109
Federal and state registration fees                                      9,001       3,941       5,116
Other expenses                                                           5,252       3,750       4,004
-------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                           1,033,542     501,515     581,877
  Custodian fee credit                                                  (9,958)     (5,511)     (7,324)
-------------------------------------------------------------------------------------------------------
Net expenses                                                         1,023,584     496,004     574,553
-------------------------------------------------------------------------------------------------------
Net investment income                                                4,804,291   2,033,064   2,472,137
-------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investments                             (101,993)   (448,439)   (286,559)
Net change in unrealized appreciation (depreciation) of investments  4,529,442   2,073,211   2,465,519
-------------------------------------------------------------------------------------------------------
Net gain from investments                                            4,427,449   1,624,772   2,178,960
-------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                          $9,231,740  $3,657,836  $4,651,097
-------------------------------------------------------------------------------------------------------




                                See accompanying notes to financial statements.

----
21

Statement of Changes in Net Assets

                                                   Arizona                   Colorado                  New Mexico
                                         --------------------------  ------------------------  -------------------------
                                            Year Ended    Year Ended   Year Ended   Year Ended    Year Ended    Year Ended
                                               5/31/03       5/31/02      5/31/03      5/31/02       5/31/03       5/31/02
--------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                    $  4,804,291  $  4,938,733  $ 2,033,064  $ 2,103,396  $  2,472,137   $ 2,532,313
Net realized gain (loss) from
 investments                                 (101,993)      371,141     (448,439)    (236,265)     (286,559)     (205,682)
Net change in unrealized appreciation
 (depreciation) of investments              4,529,442       684,193    2,073,211      755,856     2,465,519       357,769
                                         ------------  ------------  -----------  -----------  ------------   -----------
--------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
 operations                                 9,231,740     5,994,067    3,657,836    2,622,987     4,651,097     2,684,400
                                         ------------  ------------  -----------  -----------  ------------   -----------
--------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                   (3,422,296)   (3,439,970)  (1,554,751)  (1,660,014)  (2,141,136)    (2,188,152)
 Class B                                     (251,919)     (223,976)    (251,053)    (254,754)    (194,424)      (166,639)
 Class C                                     (353,752)     (274,933)    (235,149)    (148,520)    (157,654)      (119,579)
 Class R                                     (914,740)     (996,729)     (41,886)     (41,703)     (31,302)       (26,194)
From accumulated net realized gains
 from investments:
 Class A                                     (141,708)     (287,782)          --           --            --            --
 Class B                                      (12,288)      (22,843)          --           --            --            --
 Class C                                      (16,865)      (26,247)          --           --            --            --
 Class R                                      (35,933)      (83,066)          --           --            --            --
                                         ------------  ------------  -----------  -----------  ------------   -----------
--------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
 distributions to shareholders             (5,149,501)   (5,355,546)  (2,082,839)  (2,104,991)   (2,524,516)   (2,500,564)
                                         ------------  ------------  -----------  -----------  ------------   -----------
--------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares           16,970,533    13,251,101    6,625,431    6,191,447     7,358,279     7,204,171
Net proceeds from shares issued to
 shareholders due to reinvestment of
 distributions                              2,121,541     2,263,946      827,949      801,988     1,036,793       989,004
                                         ------------  ------------  -----------  -----------  ------------   -----------
--------------------------------------------------------------------------------------------------------------------------
                                           19,092,074    15,515,047    7,453,380    6,993,435     8,395,072     8,193,175
Cost of shares redeemed                   (13,048,392)  (15,924,227)  (5,920,548)  (4,940,462)   (5,993,254)   (6,835,243)
                                         ------------  ------------  -----------  -----------  ------------   -----------
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from Fund share transactions               6,043,682      (409,180)   1,532,832    2,052,973     2,401,818     1,357,932
                                         ------------  ------------  -----------  -----------  ------------   -----------
--------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                 10,125,921       229,341    3,107,829    2,570,969     4,528,399     1,541,768
Net assets at the beginning of year       100,514,593   100,285,252   43,535,359   40,964,390    54,208,754    52,666,986
                                         ------------  ------------  -----------  -----------  ------------   -----------
--------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year            $110,640,514  $100,514,593  $46,643,188  $43,535,359  $ 58,737,153   $54,208,754
                                                       ------------               -----------                 -----------
--------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of)
 net investment income at the end of
 year                                    $    (25,629) $    108,320  $   (28,370) $    20,013  $    (16,890)  $    22,410
--------------------------------------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
22

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Arizona Municipal Bond Fund ("Arizona"), Nuveen Colorado Municipal Bond Fund ("Colorado") and Nuveen New Mexico Municipal Bond Fund ("New Mexico") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were organized as series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 2003, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2003, have been designated Exempt Interest Dividends.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.


----
23

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 2003.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                           Arizona
                                                     --------------------------------------------------
                                                            Year Ended                Year Ended
                                                              5/31/03                   5/31/02
                                                     ------------------------  ------------------------
                                                          Shares        Amount      Shares        Amount
--------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                               944,987  $ 10,574,127     562,460  $  6,174,513
  Class B                                               158,632     1,765,924     261,542     2,872,150
  Class C                                               261,865     2,907,794     245,482     2,697,687
  Class R                                               155,300     1,722,688     136,624     1,506,751
Shares issued to shareholders due to reinvestment of
 distributions:
  Class A                                               116,441     1,290,932     124,737     1,372,224
  Class B                                                 6,258        69,245       6,531        71,741
  Class C                                                14,062       155,717      13,082       143,601
  Class R                                                54,692       605,647      61,526       676,380
--------------------------------------------------------------------------------------------------------
                                                      1,712,237    19,092,074   1,411,984    15,515,047
--------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                              (788,425)   (8,754,322)   (845,645)   (9,309,118)
  Class B                                              (116,929)   (1,293,237)   (131,425)   (1,442,894)
  Class C                                              (140,401)   (1,555,300)   (110,843)   (1,217,197)
  Class R                                              (130,594)   (1,445,533)   (359,793)   (3,955,018)
--------------------------------------------------------------------------------------------------------
                                                     (1,176,349)  (13,048,392) (1,447,706)  (15,924,227)
--------------------------------------------------------------------------------------------------------
Net increase (decrease)                                 535,888  $  6,043,682     (35,722) $   (409,180)
--------------------------------------------------------------------------------------------------------


----
24

                                                                       Colorado
                                                     --------------------------------------------
                                                           Year Ended             Year Ended
                                                            5/31/03                5/31/02
                                                     ---------------------  ---------------------
                                                        Shares       Amount    Shares       Amount
--------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                             291,541  $ 3,013,307   312,890  $ 3,181,379
  Class B                                              73,209      755,710   138,017    1,407,148
  Class C                                             275,966    2,833,489   153,767    1,558,828
  Class R                                               2,219       22,925     4,215       44,092
Shares issued to shareholders due to reinvestment of
 distributions:
  Class A                                              57,740      593,767    57,314      583,785
  Class B                                              10,315      106,168    11,969      122,194
  Class C                                               8,882       91,274     5,964       60,699
  Class R                                               3,572       36,740     3,466       35,310
                                                     --------  -----------  --------  -----------
--------------------------------------------------------------------------------------------------
                                                      723,444    7,453,380   687,602    6,993,435
                                                     --------  -----------  --------  -----------
--------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                            (453,321)  (4,641,622) (379,574)  (3,847,245)
  Class B                                             (75,943)    (778,877)  (48,173)    (490,220)
  Class C                                             (38,333)    (391,317)  (58,208)    (587,309)
  Class R                                             (10,510)    (108,732)   (1,563)     (15,688)
                                                     --------  -----------  --------  -----------
--------------------------------------------------------------------------------------------------
                                                     (578,107)  (5,920,548) (487,518)  (4,940,462)
                                                     --------  -----------  --------  -----------
--------------------------------------------------------------------------------------------------
Net increase                                          145,337  $ 1,532,832   200,084  $ 2,052,973
--------------------------------------------------------------------------------------------------

                                                                      New Mexico
                                                     --------------------------------------------
                                                           Year Ended             Year Ended
                                                            5/31/03                5/31/02
                                                     ---------------------  ---------------------
                                                        Shares       Amount    Shares       Amount
--------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                             364,598  $ 3,797,479   463,385  $ 4,774,216
  Class B                                             196,384    2,049,981   126,319    1,307,407
  Class C                                             133,343    1,385,399   108,986    1,122,548
  Class R                                              12,069      125,420        --           --
Shares issued to shareholders due to reinvestment of
 distributions:
  Class A                                              81,462      847,749    82,006      846,342
  Class B                                               8,118       84,501     7,636       78,794
  Class C                                               7,334       76,355     3,727       38,430
  Class R                                               2,700       28,188     2,458       25,438
--------------------------------------------------------------------------------------------------
                                                      806,008    8,395,072   794,517    8,193,175
--------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                            (460,885)  (4,799,966) (607,425)  (6,267,495)
  Class B                                             (86,142)    (895,787)  (28,844)    (298,096)
  Class C                                             (28,854)    (297,501)  (26,109)    (269,652)
  Class R                                                  --           --        --           --
--------------------------------------------------------------------------------------------------
                                                     (575,881)  (5,993,254) (662,378)  (6,835,243)
--------------------------------------------------------------------------------------------------
Net increase                                          230,127  $ 2,401,818   132,139  $ 1,357,932
--------------------------------------------------------------------------------------------------


----
25

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities for the fiscal year ended May 31, 2003, were as follows:

                                      Arizona   Colorado New Mexico
             ------------------------------------------------------
             Purchases            $18,028,203 $6,434,722 $6,246,829
             Sales and maturities  14,572,036  5,160,739  4,291,190
             ------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At May 31, 2003, the cost of investments were as follows:

                        Arizona    Colorado  New Mexico
-------------------------------------------------------
Cost of investments $99,077,443 $41,765,465 $52,445,003
-------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2003, were as follows:

                                                Arizona    Colorado  New Mexico
-------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                             $10,755,796  $3,948,195  $5,299,379
  Depreciation                              (1,541,989)   (244,231)   (593,783)
-------------------------------------------------------------------------------
Net unrealized appreciation on investments $ 9,213,807  $3,703,964  $4,705,596
-------------------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at May 31, 2003, were as follows:

                                              Arizona    Colorado New Mexico
   -------------------------------------------------------------------------
   Undistributed net tax-exempt income       $357,607 $   133,177   $178,221
   Undistributed net ordinary income*              --          --         33
   Undistributed net long-term capital gains       --          --         --
   -------------------------------------------------------------------------

*Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended May 31, 2003, and May 31, 2002, was designated for purposes of the dividends paid deduction as follows:

2003                                              Arizona   Colorado New Mexico
-------------------------------------------------------------------------------
Distributions from net tax-exempt income       $4,949,553 $2,094,383 $2,528,559
Distributions from net ordinary income*            18,611         --      1,082
Distributions from net long-term capital gains    188,002         --         --
-------------------------------------------------------------------------------

2002                                              Arizona   Colorado New Mexico
-------------------------------------------------------------------------------
Distributions from net tax-exempt income       $4,936,238 $2,102,626 $2,497,024
Distributions from net ordinary income*                --         --         --
Distributions from net long-term capital gains    419,938         --         --
-------------------------------------------------------------------------------

*Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At May 31, 2003, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                  Arizona   Colorado New Mexico
                -----------------------------------------------
                Expiration Year:
                  2004           $     -- $       -- $  290,586
                  2005                 --         --         --
                  2006                 --         --         --
                  2007                 --         --         --
                  2008                 --    470,202    411,479
                  2009                 --    374,552    338,997
                  2010                 --     97,920         --
                  2011            101,993    220,292    309,022
                -----------------------------------------------
                Total            $101,993 $1,162,966 $1,350,084
                -----------------------------------------------


----
26

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2002 through May 31, 2003 (''post-October losses'') in accordance with Federal income tax regulations. The following post-October losses are treated as having arisen in the following year:

                               Colorado New Mexico
                             ---------------------
                               $366,491   $326,364
                             ---------------------

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. (formerly, The John Nuveen Company), each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

                 Average Daily Net Assets       Management Fee
                 ----------------------------------------------
                 For the first $125 million              .5500%
                 For the next $125 million               .5375
                 For the next $250 million               .5250
                 For the next $500 million               .5125
                 For the next $1 billion                 .5000
                 For the next $3 billion                 .4750
                 For net assets over $5 billion          .4500
                 ----------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

During the fiscal year ended May 31, 2003, Nuveen Investments, LLC (the "Distributor") (formerly, Nuveen Investments), a wholly owned subsidiary of Nuveen Investments, Inc., collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                              Arizona Colorado New Mexico
      -------------------------------------------------------------------
      Sales charges collected (unaudited)    $205,046  $48,528    $99,715
      Paid to authorized dealers (unaudited)  196,697   41,455     85,904
      -------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2003, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                           Arizona Colorado New Mexico
          ------------------------------------------------------------
          Commission advances (unaudited) $112,176  $52,178    $85,262
          ------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2003, the Distributor retained such 12b-1 fees as follows:

                                Arizona Colorado New Mexico
-----------------------------------------------------------
12b-1 fees retained (unaudited) $74,719  $66,439    $48,719
-----------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2003, as follows:

                          Arizona Colorado New Mexico
-----------------------------------------------------
CDSC retained (unaudited) $27,323  $24,050     $7,419
-----------------------------------------------------


----
27

6. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 1, 2003, to shareholders of record on June 9, 2003, as follows:

                                    Arizona Colorado New Mexico
                -----------------------------------------------
                Dividend per share:
                  Class A            $.0415   $.0385     $.0380
                  Class B             .0345    .0325      .0315
                  Class C             .0365    .0340      .0330
                  Class R             .0435    .0405      .0395
                -----------------------------------------------



----
28

Financial Highlights

Selected data for a share outstanding throughout each year:

Class (Commencement Date)
                                                      Investment Operations        Less Distributions
                                                   ---------------------------  -----------------------


ARIZONA


                                                                    Net
                                                              Realized/
                                                             Unrealized
                                         Beginning       Net    Invest-             Net                  Ending
                                               Net   Invest-       ment         Invest-                     Net
Year Ended                                   Asset      ment       Gain            ment  Capital          Asset     Total
May 31,                                      Value Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)
---------------------------------------------------------------------------------------------------------------------------
Class A (10/86)
 2003                                       $10.91      $.51      $ .47  $ .98    $(.52)   $(.02) $(.54) $11.35      9.23%
 2002                                        10.84       .53        .12    .65     (.53)    (.05)  (.58)  10.91      6.06
 2001                                        10.24       .54        .58   1.12     (.52)      --   (.52)  10.84     11.12
 2000                                        11.25       .52       (.94)  (.42)    (.52)    (.07)  (.59)  10.24     (3.75)
 1999                                        11.40       .53       (.09)   .44     (.54)    (.05)  (.59)  11.25      3.87
Class B (2/97)
 2003                                        10.89       .42        .48    .90     (.44)    (.02)  (.46)  11.33      8.43
 2002                                        10.83       .45        .11    .56     (.45)    (.05)  (.50)  10.89      5.20
 2001                                        10.23       .46        .59   1.05     (.45)      --   (.45)  10.83     10.33
 2000                                        11.24       .44       (.94)  (.50)    (.44)    (.07)  (.51)  10.23     (4.48)
 1999                                        11.39       .45       (.10)   .35     (.45)    (.05)  (.50)  11.24      3.12
Class C (2/94)
 2003                                        10.90       .45        .46    .91     (.46)    (.02)  (.48)  11.33      8.56
 2002                                        10.83       .47        .12    .59     (.47)    (.05)  (.52)  10.90      5.50
 2001                                        10.23       .48        .59   1.07     (.47)      --   (.47)  10.83     10.56
 2000                                        11.24       .46       (.94)  (.48)    (.46)    (.07)  (.53)  10.23     (4.28)
 1999                                        11.39       .47       (.09)   .38     (.48)    (.05)  (.53)  11.24      3.33
Class R (2/97)
 2003                                        10.90       .53        .47   1.00     (.55)    (.02)  (.57)  11.33      9.38
 2002                                        10.83       .56        .12    .68     (.56)    (.05)  (.61)  10.90      6.30
 2001                                        10.24       .56        .58   1.14     (.55)      --   (.55)  10.83     11.27
 2000                                        11.25       .54       (.94)  (.40)    (.54)    (.07)  (.61)  10.24     (3.53)
 1999                                        11.40       .56       (.10)   .46     (.56)    (.05)  (.61)  11.25      4.09
---------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                                                  Ratios/Supplemental Data
                                         --------------------------------------------------------------------------
                                                   Before Credit/         After          After Credit/
                                                   Reimbursement     Reimbursement(c)   Reimbursement(d)
ARIZONA                                          -----------------  -----------------  -----------------
                                                             Ratio              Ratio              Ratio
                                                            of Net             of Net             of Net
                                                           Invest-            Invest-            Invest-
                                                 Ratio of     ment  Ratio of     ment  Ratio of     ment
                                                 Expenses   Income  Expenses   Income  Expenses   Income
                                          Ending       to       to        to       to        to       to
                                             Net  Average  Average   Average  Average   Average  Average  Portfolio
Year Ended                                Assets      Net      Net       Net      Net       Net      Net   Turnover
May 31,                                    (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
--------------------------------------------------------------------------------------------------------------------
Class A (10/86)
 2003                                    $75,255      .92%    4.56%      .92%    4.56%      .91%    4.57%        14%
 2002                                     69,356      .92     4.85       .92     4.85       .91     4.86         16
 2001                                     70,642      .95     5.02       .95     5.02       .94     5.03         21
 2000                                     69,512     1.10     4.85      1.06     4.89      1.06     4.90         41
 1999                                     86,452      .93     4.57       .84     4.67       .84     4.67         16
Class B (2/97)
 2003                                      6,745     1.67     3.81      1.67     3.81      1.66     3.82         14
 2002                                      5,962     1.67     4.10      1.67     4.10      1.66     4.11         16
 2001                                      4,447     1.70     4.27      1.70     4.27      1.69     4.28         21
 2000                                      3,680     1.85     4.11      1.82     4.14      1.81     4.15         41
 1999                                      4,180     1.69     3.84      1.58     3.95      1.58     3.95         16
Class C (2/94)
 2003                                      9,289     1.47     4.01      1.47     4.01      1.46     4.02         14
 2002                                      7,454     1.46     4.30      1.46     4.30      1.46     4.31         16
 2001                                      5,809     1.50     4.47      1.50     4.47      1.49     4.48         21
 2000                                      5,290     1.65     4.31      1.61     4.34      1.60     4.35         41
 1999                                      6,426     1.48     4.03      1.39     4.12      1.39     4.12         16
Class R (2/97)
 2003                                     19,351      .72     4.76       .72     4.76       .71     4.77         14
 2002                                     17,742      .72     5.05       .72     5.05       .71     5.06         16
 2001                                     19,388      .75     5.22       .75     5.22       .74     5.23         21
 2000                                     19,076      .91     5.06       .87     5.09       .87     5.10         41
 1999                                     21,534      .73     4.78       .64     4.87       .63     4.87         16
--------------------------------------------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.




                                See accompanying notes to financial statements.

----
29

Selected data for a share outstanding throughout each year:

Class (Commencement Date)
                                                    Investment Operations        Less Distributions
                                                 ---------------------------  -----------------------


COLORADO



                                                                  Net
                                                            Realized/
                                       Beginning       Net Unrealized             Net                  Ending
                                             Net   Invest-    Invest-         Invest-                     Net
                                           Asset      ment  ment Gain            ment  Capital          Asset     Total
Year Ended May 31,                         Value Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)
-------------------------------------------------------------------------------------------------------------------------
Class A (5/87)
 2003                                     $10.15      $.48     $  .38  $ .86    $(.49)   $  --  $(.49) $10.52      8.70%
 2002                                      10.02       .52        .13    .65     (.52)      --   (.52)  10.15      6.53
 2001                                       9.50       .52        .51   1.03     (.51)      --   (.51)  10.02     11.00
 2000                                      10.68       .49      (1.14)  (.65)    (.50)    (.03)  (.53)   9.50     (6.18)
 1999                                      10.81       .50       (.10)   .40     (.50)    (.03)  (.53)  10.68      3.76
Class B (2/97)
 2003                                      10.16       .40        .39    .79     (.42)      --   (.42)  10.53      7.93
 2002                                      10.03       .44        .13    .57     (.44)      --   (.44)  10.16      5.78
 2001                                       9.52       .45        .50    .95     (.44)      --   (.44)  10.03     10.07
 2000                                      10.70       .42      (1.15)  (.73)    (.42)    (.03)  (.45)   9.52     (6.88)
 1999                                      10.82       .42       (.08)   .34     (.43)    (.03)  (.46)  10.70      3.11
Class C (2/97)
 2003                                      10.14       .42        .39    .81     (.44)      --   (.44)  10.51      8.14
 2002                                      10.01       .46        .13    .59     (.46)      --   (.46)  10.14      5.98
 2001                                       9.49       .47        .50    .97     (.45)      --   (.45)  10.01     10.41
 2000                                      10.67       .43      (1.14)  (.71)    (.44)    (.03)  (.47)   9.49     (6.73)
 1999                                      10.80       .44       (.10)   .34     (.44)    (.03)  (.47)  10.67      3.19
Class R (2/97)
 2003                                      10.16       .50        .38    .88     (.52)      --   (.52)  10.52      8.84
 2002                                      10.01       .54        .15    .69     (.54)      --   (.54)  10.16      6.98
 2001                                       9.50       .54        .50   1.04     (.53)      --   (.53)  10.01     11.10
 2000                                      10.69       .51      (1.15)  (.64)    (.52)    (.03)  (.55)   9.50     (6.08)
 1999                                      10.81       .52       (.08)   .44     (.53)    (.03)  (.56)  10.69      4.08
-------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                                                Ratios/Supplemental Data
                                       --------------------------------------------------------------------------
                                                 Before Credit/         After          After Credit/
                                                 Reimbursement     Reimbursement(c)   Reimbursement(d)
COLORADO                                       -----------------  -----------------  -----------------
                                                           Ratio              Ratio              Ratio
                                                          of Net             of Net             of Net
                                                         Invest-            Invest-            Invest-
                                               Ratio of     ment  Ratio of     ment  Ratio of     ment
                                               Expenses   Income  Expenses   Income  Expenses   Income
                                        Ending       to       to        to       to        to       to
                                           Net  Average  Average   Average  Average   Average  Average  Portfolio
                                        Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended May 31,                       (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------------------------------------------
Class A (5/87)
 2003                                  $32,732      .95%    4.66%      .95%    4.66%      .93%    4.68%        12%
 2002                                   32,638      .96     5.05       .96     5.05       .94     5.06         28
 2001                                   32,306     1.00     5.28      1.00     5.28       .99     5.29         33
 2000                                   32,448     1.26     4.94      1.26     4.94      1.25     4.95         54
 1999                                   39,189     1.03     4.54       .96     4.61       .96     4.62         23
Class B (2/97)
 2003                                    6,310     1.70     3.92      1.70     3.92      1.68     3.93         12
 2002                                    6,014     1.70     4.29      1.70     4.29      1.69     4.31         28
 2001                                    4,916     1.75     4.53      1.75     4.53      1.74     4.54         33
 2000                                    4,533     2.04     4.19      2.04     4.19      2.03     4.20         54
 1999                                    4,424     1.78     3.80      1.68     3.90      1.68     3.91         23
Class C (2/97)
 2003                                    6,801     1.49     4.11      1.49     4.11      1.48     4.12         12
 2002                                    4,064     1.49     4.50      1.49     4.50      1.48     4.51         28
 2001                                    2,995     1.55     4.73      1.55     4.73      1.54     4.74         33
 2000                                    3,113     1.89     4.38      1.89     4.38      1.88     4.39         54
 1999                                    2,464     1.58     4.00      1.49     4.10      1.49     4.10         23
Class R (2/97)
 2003                                      799      .75     4.87       .75     4.87       .74     4.88         12
 2002                                      819      .75     5.25       .75     5.25       .74     5.26         28
 2001                                      746      .81     5.47       .81     5.47       .80     5.48         33
 2000                                    1,342     1.11     5.16      1.11     5.16      1.10     5.17         54
 1999                                      864      .83     4.74       .76     4.81       .75     4.82         23
------------------------------------------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.



                                See accompanying notes to financial statements.

----
30

Selected data for a share outstanding throughout each year:


Class (Commencement Date)
                                                      Investment Operations       Less Distributions
                                                   ---------------------------  ----------------------


NEW MEXICO


                                                                    Net
                                                              Realized/
                                                             Unrealized
                                         Beginning       Net    Invest-             Net                 Ending
                                               Net   Invest-       ment         Invest-                    Net
                                             Asset      ment       Gain            ment  Capital         Asset     Total
Year Ended May 31,                           Value Income(a)     (Loss)   Total  Income    Gains  Total  Value Return(b)
--------------------------------------------------------------------------------------------------------------------------
Class A (9/92)
 2003                                       $10.27      $.47      $ .40  $ .87    $(.48)     $-- $(.48) $10.66      8.65%
 2002                                        10.23       .49        .04    .53     (.49)      --  (.49)  10.27      5.22
 2001...................................      9.66       .50        .56   1.06     (.49)      --  (.49)  10.23     11.11
 2000...................................     10.58       .47       (.90)  (.43)    (.49)      --  (.49)   9.66     (4.09)
 1999...................................     10.67       .49       (.09)   .40     (.49)      --  (.49)  10.58      3.74
Class B (2/97)
 2003                                        10.27       .39        .40    .79     (.40)      --  (.40)  10.66      7.84
 2002                                        10.23       .41        .04    .45     (.41)      --  (.41)  10.27      4.43
 2001...................................      9.66       .42        .56    .98     (.41)      --  (.41)  10.23     10.26
 2000...................................     10.57       .40       (.90)  (.50)    (.41)      --  (.41)   9.66     (4.75)
 1999...................................     10.67       .41       (.10)   .31     (.41)      --  (.41)  10.57      2.89
Class C (2/97)
 2003                                        10.27       .41        .41    .82     (.42)      --  (.42)  10.67      8.13
 2002                                        10.23       .43        .04    .47     (.43)      --  (.43)  10.27      4.61
 2001...................................      9.65       .44        .57   1.01     (.43)      --  (.43)  10.23     10.61
 2000...................................     10.58       .42       (.92)  (.50)    (.43)      --  (.43)   9.65     (4.71)
 1999...................................     10.67       .43       (.09)   .34     (.43)      --  (.43)  10.58      3.22
Class R (2/97)
 2003                                        10.30       .49        .41    .90     (.50)      --  (.50)  10.70      8.91
 2002                                        10.26       .51        .03    .54     (.50)      --  (.50)  10.30      5.39
 2001...................................      9.68       .52        .56   1.08     (.50)      --  (.50)  10.26     11.39
 2000...................................     10.60       .49       (.90)  (.41)    (.51)      --  (.51)   9.68     (3.89)
 1999...................................     10.70       .51       (.10)   .41     (.51)      --  (.51)  10.60      3.86
--------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                                                  Ratios/Supplemental Data
                                         --------------------------------------------------------------------------
                                                             Before Credit/         After          After Credit/
                                                             Reimbursement     Reimbursement(c)   Reimbursement(d)
NEW MEXICO                                                 -----------------  -----------------  -----------------
                                                             Ratio              Ratio              Ratio
                                                            of Net             of Net             of Net
                                                           Invest-            Invest-            Invest-
                                                 Ratio of     ment  Ratio of     ment  Ratio of     ment
                                                 Expenses   Income  Expenses   Income  Expenses   Income
                                          Ending       to       to        to       to        to       to
                                             Net  Average  Average   Average  Average   Average  Average  Portfolio
                                          Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended May 31,                         (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
--------------------------------------------------------------------------------------------------------------------
Class A (9/92)
 2003                                    $47,478      .93%    4.48%      .93%    4.48%      .92%    4.49%         8%
 2002                                     45,882      .95     4.76       .95     4.76       .94     4.77         22
 2001...................................  46,358      .99     4.92       .99     4.92       .97     4.93         10
 2000...................................  45,795     1.19     4.73      1.19     4.73      1.19     4.74         24
 1999...................................  56,315      .97     4.52       .91     4.58       .90     4.58         14
Class B (2/97)
 2003                                      5,919     1.68     3.73      1.68     3.73      1.66     3.74          8
 2002                                      4,485     1.70     4.01      1.70     4.01      1.69     4.02         22
 2001...................................   3,393     1.73     4.17      1.73     4.17      1.72     4.18         10
 2000...................................   2,717     1.97     3.98      1.97     3.98      1.96     3.98         24
 1999...................................   2,721     1.72     3.77      1.67     3.82      1.67     3.83         14
Class C (2/97)
 2003                                      4,615     1.47     3.93      1.47     3.93      1.46     3.95          8
 2002                                      3,295     1.50     4.20      1.50     4.20      1.48     4.21         22
 2001...................................   2,396     1.54     4.37      1.54     4.37      1.52     4.38         10
 2000...................................   2,321     1.76     4.18      1.76     4.18      1.75     4.18         24
 1999...................................   2,393     1.52     3.97      1.47     4.03      1.46     4.03         14
Class R (2/97)
 2003                                        726      .73     4.68       .73     4.68       .71     4.69          8
 2002                                        547      .75     4.96       .75     4.96       .74     4.97         22
 2001...................................     520      .79     5.12       .79     5.12       .77     5.13         10
 2000...................................     434     1.01     4.91      1.01     4.91      1.00     4.91         24
 1999...................................     479      .77     4.72       .71     4.78       .70     4.78         14
--------------------------------------------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.




                                See accompanying notes to financial statements.

----
31

Report of Independent Auditors


To the Board of Trustees and Shareholders of Nuveen Multistate Trust I:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Arizona Municipal Bond Fund, Nuveen Colorado Municipal Bond Fund and Nuveen New Mexico Municipal Bond Fund (each a series of the Nuveen Multistate Trust I, hereafter referred to as the "Funds") at May 31, 2003, the results of each of its operations for the year then ended, the changes in each of their net assets and the financial highlights for the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights of the Funds as of May 31, 2001 and for the periods then ended and prior were audited by other independent accountants who have ceased operations. Those independent accountants expressed an unqualified opinion on those statements in their report dated July 11, 2001.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
July 24, 2003


----
32

                                     Notes

----
33

--------------------------------------------------------------------------------
  Trustees and Officers
================================================================================

The management of the Fund, including general supervision of the duties performed for the Fund under the management agreement between Nuveen Advisory and the Fund, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at seven. None of the trustees who are not "interested" persons of the Fund has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                         Number of
                                                                                                       Portfolios in
Name,                       Position(s)      Year First  Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or  Including other Directorships                  Overseen by
and Address                 the Fund        Appointed(2) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:


--------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1994     Chairman and Director (since 1996) of Nuveen       140
3/28/49                     Board and                    Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive         Trustee                      LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                        (since 1996) of Nuveen Advisory Corp. and
                                                         Nuveen Institutional Advisory Corp.;
                                                         Chairman and Director (since 1997) of Nuveen
                                                         Asset Management, Inc.; Director (since
                                                         1996) of Institutional Capital Corporation;
                                                         Chairman and Director (since 1999) of
                                                         Rittenhouse Asset Management, Inc.; Chairman
                                                         of Nuveen Investments Advisers Inc. (since
                                                         2002).

Trustees who are not interested persons of the Funds:


--------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Trustee             1997     Private Investor and Management Consultant.        122
8/22/40
333 W. Wacker Drive
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993     Retired (August 1989) as Senior Vice               122
7/29/34                                                  President of The Northern Trust Company;
333 W. Wacker Drive                                      Director of the United Way of Highland
Chicago, IL 60606                                        Park-Highwood (since 2002).


--------------------------------------------------------------------------------------------------------------------
Anne E. Impellizzeri        Trustee             1994     Retired, formerly, Executive Director (since       122
1/26/33                                                  1998) of Manitoga/The Russel Wright Design
333 W. Wacker Drive                                      Center; prior thereto, President and Chief
Chicago, IL 60606                                        Executive Officer of Blanton-Peale Institute
                                                         (since 1990); prior thereto, Vice President,
                                                         Metropolitan Life Insurance Co.


--------------------------------------------------------------------------------------------------------------------
Peter R. Sawers             Trustee             1991     Adjunct Professor of Business and Economics,       122
4/3/33                                                   University of Dubuque, Iowa; formerly
333 W. Wacker Drive                                      (1991-2000) Adjunct Professor, Lake Forest
Chicago, IL 60606                                        Graduate School of Management, Lake Forest,
                                                         Illinois; prior thereto, Executive Director,
                                                         Towers Perrin Australia, a management
                                                         consulting firm; Chartered Financial
                                                         Analyst; Certified Management Consultant;
                                                         Director, Executive Service Corps of
                                                         Chicago, a not-for-profit organization.


--------------------------------------------------------------------------------------------------------------------
William J. Schneider        Trustee             1997     Senior Partner and Chief Operating Officer,        122
9/24/44                                                  Miller-Valentine Group, Vice President,
333 W. Wacker Drive                                      Miller-Valentine Realty, a development and
Chicago, IL 60606                                        contract company; Chair, Miami Valley
                                                         Hospital; Chair, Miami Valley Economic
                                                         Development Coalition; formerly, Member,
                                                         Community Advisory Board, National City
                                                         Bank, Dayton, Ohio and Business Advisory
                                                         Council, Cleveland Federal Reserve Bank.


--------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale         Trustee             1997     Executive Director, Gaylord and Dorothy            122
12/29/47                                                 Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                      thereto, Executive Director, Great Lakes
Chicago, IL 60606                                        Protection Fund (from 1990 to 1994).

----
34

--------------------------------------------------------------------------------

                                                                                                      Number of
                                                                                                    Portfolios in
Name,                 Position(s)         Year First  Principal Occupation(s)                       Fund Complex
Birthdate             Held with           Elected or  Including other Directorships                  Overseen by
and Address           the Fund           Appointed(3) During Past 5 Years                              Officer
-----------------------------------------------------------------------------------------------------------------

Officers of the Funds:


-----------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman  Chief                  1988     Managing Director (since 2002), Assistant          140
9/9/56                Administrative                  Secretary and Associate General Counsel,
333 W. Wacker Drive   Officer                         formerly, Vice President and Assistant
Chicago, IL 60606                                     General Counsel of Nuveen Investments, LLC;
                                                      Managing Director (since 2002), General
                                                      Counsel and Assistant Secretary, formerly,
                                                      Vice President of Nuveen Advisory Corp. and
                                                      Nuveen Institutional Advisory Corp.;
                                                      Managing Director (since 2002), Assistant
                                                      Secretary and Associate General Counsel,
                                                      formerly, Vice President (since 2000), of
                                                      Nuveen Asset Management, Inc.; Assistant
                                                      Secretary of Nuveen Investments, Inc. (since
                                                      1994); Assistant Secretary of NWQ Investment
                                                      Management Company, LLC (since 2002); Vice
                                                      President and Assistant Secretary of Nuveen
                                                      Investments Advisers Inc. (since 2002);
                                                      Managing Director, Associate General Counsel
                                                      and Assistant Secretary of Rittenhouse Asset
                                                      Management, Inc. (since May 2003); Chartered
                                                      Financial Analyst.


-----------------------------------------------------------------------------------------------------------------
Michael T. Atkinson   Vice President and     2000     Vice President (since 2002), formerly,             140
2/3/66                Assistant                       Assistant Vice President (since 2000),
333 W. Wacker Drive   Secretary                       previously, Associate of Nuveen Investments,
Chicago, IL 60606                                     LLC.


-----------------------------------------------------------------------------------------------------------------
Paul L. Brennan       Vice President         1999     Vice President (since 2002), formerly,             134
11/10/66                                              Assistant Vice President (since 1997), of
333 W. Wacker Drive                                   Nuveen Advisory Corp.; prior thereto,
Chicago, IL 60606                                     portfolio manager of Flagship Financial
                                                      Inc.; Chartered Financial Analyst and
                                                      Certified Public Accountant.


-----------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President and     1999     Vice President of Nuveen Investments, LLC          140
11/28/67              Treasurer                       (since 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                                   President (since 1997); Vice President and
Chicago, IL 60606                                     Treasurer of Nuveen Investments, Inc. (since
                                                      1999); Vice President and Treasurer of
                                                      Nuveen Advisory Corp. and Nuveen
                                                      Institutional Advisory Corp (since 1999);
                                                      Vice President and Treasurer of Nuveen Asset
                                                      Management, Inc. (since 2002) and of Nuveen
                                                      Investments Advisers Inc. (since 2002);
                                                      Assistant Treasurer of NWQ Investment
                                                      Management Company, LLC (since 2002);
                                                      Chartered Financial Analyst.


-----------------------------------------------------------------------------------------------------------------
Susan M. DeSanto      Vice President         2001     Vice President of Nuveen Advisory Corp.            140
9/8/54                                                (since 2001); previously, Vice President of
333 W. Wacker Drive                                   Van Kampen Investment Advisory Corp. (since
Chicago, IL 60606                                     1998); Vice President of Nuveen
                                                      Institutional Advisory Corp. (since 2002);
                                                      prior thereto, Assistant Vice President of
                                                      Van Kampen Investment Advisory Corp. (since
                                                      1994).


-----------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President and     2000     Vice President (since 2002) and Assistant          140
9/24/64               Secretary                       General Counsel (since 1998); formerly,
333 W. Wacker Drive                                   Assistant Vice President (since 1998) of
Chicago, IL 60606                                     Nuveen Investments, LLC; Vice President
                                                      (since 2002) and Assistant Secretary (since
                                                      1998), formerly Assistant Vice President of
                                                      Nuveen Advisory Corp. and Nuveen
                                                      Institutional Advisory Corp.


-----------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President         1998     Vice President of Nuveen Investments, LLC;         140
10/24/45                                              Vice President (since 1998) of Nuveen
333 W. Wacker Drive                                   Advisory Corp. and Nuveen Institutional
Chicago, IL 60606                                     Advisory Corp.


-----------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President         1995     Managing Director (since 2002) of Nuveen           140
3/2/64                                                Investments, LLC; Managing Director (since
333 W. Wacker Drive                                   2001), formerly Vice President of Nuveen
Chicago, IL 60606                                     Advisory Corp. and Nuveen Institutional
                                                      Advisory Corp. (since 1995); Managing
                                                      Director of Nuveen Asset Management, Inc.
                                                      (since 2001); Vice President of Nuveen
                                                      Investment Advisers Inc. (since 2002);
                                                      Chartered Financial Analyst.

----
97

================================================================================

                                                                                                        Number of
                                                                                                      Portfolios in
Name,                   Position(s)         Year First  Principal Occupation(s)                       Fund Complex
Birthdate               Held with           Elected or  Including other Directorships                  Overseen by
and Address             the Fund           Appointed(3) During Past 5 Years                              Officer
-------------------------------------------------------------------------------------------------------------------
Stephen D. Foy          Vice President and     1998     Vice President (since 1993) and Funds              140
5/31/54                 Controller                      Controller (since 1998) of Nuveen
333 W. Wacker Drive                                     Investments, LLC and Vice President and
Chicago, IL 60606                                       Funds Controller (since 1998) of Nuveen
                                                        Investments, Inc.; Certified Public
                                                        Accountant.


-------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell       Vice President         1988     Vice President of Nuveen Advisory Corp.;           134
7/5/55                                                  Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------------
Richard A. Huber        Vice President         1997     Vice President of Nuveen Institutional             134
3/26/63                                                 Advisory Corp. (since 1998) and Nuveen
333 W. Wacker Drive                                     Advisory Corp. (since 1997); prior
Chicago, IL 60606                                       thereto, Vice President and Portfolio
                                                        Manager of Flagship Financial, Inc.


-------------------------------------------------------------------------------------------------------------------
Steven J. Krupa         Vice President         1990     Vice President of Nuveen Advisory Corp.            134
8/21/57
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------------
David J. Lamb           Vice President         2000     Vice President (since 2000) of Nuveen              140
3/22/63                                                 Investments, LLC, previously Assistant Vice
333 W. Wacker Drive                                     President (since 1999); prior thereto,
Chicago, IL 60606                                       Associate of Nuveen Investments, LLC;
                                                        Certified Public Accountant.


-------------------------------------------------------------------------------------------------------------------
Tina M. Lazar           Vice President         2002     Vice President (since 1999), previously,           140
8/27/61                                                 Assistant Vice President (since 1993) of
333 W. Wacker Drive                                     Nuveen Investments, LLC.
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------------
Larry W. Martin         Vice President and     1988     Vice President, Assistant Secretary and            140
7/27/51                 Assistant                       Assistant General Counsel of Nuveen
333 W. Wacker Drive     Secretary                       Investments, LLC; Vice President and
Chicago, IL 60606                                       Assistant Secretary of Nuveen Advisory Corp.
                                                        and Nuveen Institutional Advisory Corp.;
                                                        Assistant Secretary of Nuveen Investments,
                                                        Inc. and (since 1997) Nuveen Asset
                                                        Management, Inc.; Vice President (since
                                                        2000), Assistant Secretary and Assistant
                                                        General Counsel (since 1998) of Rittenhouse
                                                        Asset Management, Inc.; Vice President and
                                                        Assistant Secretary of Nuveen Investments
                                                        Advisers Inc. (since 2002); Assistant
                                                        Secretary of NWQ Investment Management
                                                        Company, LLC (since 2002).


-------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV     Vice President         1996     Managing Director (since 2002) of Nuveen           140
7/7/65                                                  Investments, LLC; Managing Director (since
333 W. Wacker Drive                                     1997), formerly Vice President (since 1996)
Chicago, IL 60606                                       of Nuveen Advisory Corp. and Nuveen
                                                        Institutional Advisory Corp.; Managing
                                                        Director of Nuveen Asset Management, Inc.
                                                        (since 1999). Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------------
Thomas J. O'Shaughnessy Vice President         1999     Vice President (since 2002), formerly,             134
9/4/60                                                  Assistant Vice President (since 1998), of
333 W. Wacker Drive                                     Nuveen Advisory Corp.; prior thereto,
Chicago, IL 60606                                       portfolio manager.


-------------------------------------------------------------------------------------------------------------------
Thomas C. Spalding      Vice President         1982     Vice President of Nuveen Advisory Corp. and        134
7/31/51                                                 Nuveen Institutional Advisory Corp.;
333 W. Wacker Drive                                     Chartered Financial Analyst.
Chicago, IL 60606

(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of Nuveen Institutional Advisory Corp.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

----
36

--------------------------------------------------------------------------------
  Fund Information
================================================================================


   Fund Manager          Legal Counsel               Transfer Agent and
   Nuveen Advisory Corp. Morgan, Lewis & Bockius LLP Shareholder Services
   333 West Wacker Drive Washington, D.C.            Boston Financial
   Chicago, IL 60606                                 Data Services, Inc.
                         Independent Auditors        Nuveen Investor Services
                         PricewaterhouseCoopers LLP  P.O. Box 8530
                         Chicago, IL                 Boston, MA 02266-8530
                                                     (800) 257-8787
                         Custodian
                         State Street Bank & Trust
                         Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC Yield: A standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.



================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
37

--------------------------------------------------------------------------------



                          Serving

            Investors

                                  for Generations
--------------------------------------------------------------------------------

                                  Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

                                  Building on this tradition, we today offer a range of high quality equity and fixed income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

                                  Managing $80 billion in assets, Nuveen
                                  Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

                                  To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.



Distributed by

Nuveen Investments, LLC 333 West Wacker Drive Chicago, Illinois 60606 www.nuveen.com

MAN-MS2-0503D

--------------------------------------------------------------------------------


Nuveen Investments Municipal
Bond Fund
--------------------------------------------------------------------------------
                                               Annual Report dated May 31, 2003
                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

[PHOTO]



Nuveen Florida Municipal Bond Fund



[LOGO] Nuveen Investments

--

                                                                   ------------
  FASTER INFORMATION

      RECEIVE YOUR

         NUVEEN INVESTMENTS FUND REPORT

-----------

                                                          ---------------------
            ELECTRONICALLY


By registering for electronic delivery, you will receive an e-mail as soon as your Nuveen Investments Fund information is available. Click on the link and you will be taken directly to the report. Your Fund report can be viewed and saved on your computer. Your report will arrive faster via e-mail than by traditional mail.

Registering is easy and only takes a few minutes
(see instructions at right).

 SOME COMMON CONCERNS:
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COME FROM YOUR FINANCIAL ADVISOR OR BROKERAGE ACCOUNT,

follow the steps
outlined below:

1 Go to
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2 Refer to the address sheet that accompanied this report. Enter the personal
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several options. Select the New Enrollment-Create screen. Once there, enter
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If your Nuveen Investments Fund dividends and statements

COME DIRECTLY TO
YOU FROM NUVEEN INVESTMENTS,

follow the steps
outlined below:

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2 Select Access Your Account.
  Select the E-Report

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                                                 ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

[PHOTO]

Timothy R. Schwertfeger

                                 "No one knows
                                what the future
                               will bring, which
                                is why we think
                                a well-balanced
                               portfolio ... is
                                 an important
                                 component in
                                achieving your
                                   long-term
                               financial goals."
Dear Shareholder,

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with attractive tax-free monthly income and total return. For more specific information about the performance of your Fund, please see the Portfolio Manager's Comments and Fund Spotlight sections of this report.

With interest rates at historically low levels, many have begun to wonder whether interest rates will rise, and whether that possibility should cause them to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

I'd also like to direct your attention to the inside front cover of this report, which explains the quick and easy process to begin receiving Fund reports like this via e-mail and the internet. Thousands of Nuveen Investments Fund shareholders already have signed-up, and they are getting their Fund information faster and more conveniently than ever. I urge you to consider joining them.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

July 15, 2003



                            Annual Report l Page 1

  Portfolio Manager's Comments

  Portfolio manager Rick Huber examines economic and market conditions, key investment strategies, and the performance of the Fund. Rick, who has 18 years of investment management experience, assumed primary management responsibility for the Fund in January 2003.

--------------------------------------------------------------------------------

What factors had the greatest influence on the U.S. economy and the Florida municipal market during the reporting period?

Nationally, the year ended May 31, 2003, was a period of slow economic growth, low inflation and low interest rates. In this environment, many fixed income investments, including municipal bonds, performed well. Insured and higher-rated bonds, in particular, showed generally strong returns as many investors sought quality in an uncertain economic environment.

Because of the prevailing low interest rates, national municipal bond issuance set a record in 2002, up 27 percent over the previous year. Issuance in Florida was even more robust. The fourth-largest state issuer of municipal bonds, Florida saw its municipal issuance increase 33 percent in 2002. This strong pace has continued in 2003, with year-to-date issuance through May running ahead of same period in 2002.

Despite such strong supply, and the lack of a state income tax, investor demand has managed to keep pace. Besides preferring lower-risk securities, many fixed-income investors seem to have been attracted to the relatively high yields offered by quality municipal bonds at a time when the yields of many quality taxable investments were declining noticeably.

Florida's economy is generally healthy, led by business services, tourism and healthcare. However, trade, manufacturing and transportation are still losing jobs and continued to weigh down the state's economy. Housing markets were strong and home price appreciation continued to increase rapidly. Travel volume has improved based on accelerated demand for hotel, food service and entertainment. Florida's revenue base, dominated by sales taxes, remained relatively stable in contrast to trends for most other states. As of May 31, 2003, Moody's and Standard & Poor's maintained their Aa2/AA+ ratings for the state.

How did the Fund perform during the twelve months ended May 31, 2003?

The chart on the next page provides performance information for the Nuveen Florida Municipal Bond Fund (Class A shares at net asset value) for the year that ended May 31, 2003. The chart also compares the Fund's performance to that of its peers (as measured by its Lipper category average) and to the overall municipal bond market (as measured by the Lehman Brothers Municipal Bond Index ("Lehman Index")).

While the Fund provided a very attractive total return for the twelve-month period, its results trailed both its Lipper category average and the national Lehman Index.

A significant amount of this relative underperformance was due to the Fund's holdings of bonds backed by the revenues of private air carriers. The declining passenger traffic, rising costs and corporate bankruptcies in this sector have been well documented, and securities that rely on airline revenues have suffered accordingly over the past twelve month reporting period. While we sold the majority of our airline-backed holdings before the end of the reporting period, the poor performance of these bonds over the twelve month reporting period had a direct impact on the Fund's performance.

In addition, there were two other factors contributing to the Fund's underperformance relative to the Lehman Index over the reporting period. First, the Fund's total return reflects the impact of management fees, while the Lehman

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                            Annual Report l Page 2

Class A Shares -
One-Year Total Returns as of 5/31/03
--------------------------------------------------------------------------------

                 Nuveen Florida Municipal Bond Fund/1/    7.60%
                 Lipper Florida Municipal Debt Funds
                   category average/2/                    9.03%
                 Lehman Brothers Municipal Bond Index/3/ 10.36%
                 ----------------------------------------------

Index is unmanaged. Second, the Fund had a shorter duration than the Lehman Index. During a period of falling interest rates, as was the case during much of the twelve-month period, a longer duration investment generally will be expected to perform better than a shorter duration investment assuming no special circumstances in either case. As of May 31, 2003, the duration of the Lehman Index was 7.80, compared with 6.58 for the Fund.

What strategies did you use to manage the Fund during the reporting period?

We managed the Fund with the same overall strategy that we use to manage all of our municipal bond funds. We followed a disciplined, research-driven approach with a view toward uncovering attractively valued bonds that we thought had above-average return potential.

Given the uncertain economic environment through much of the reporting period, we looked to manage the Fund's risk by keeping a significant portion of its assets invested in high-quality municipal bonds. As of May 31, 2003, 60 percent of the Fund was invested in bonds rated AAA/U.S. guaranteed or AA, up from 53 percent the previous year.

We also sought to manage risk, especially early in the period, by reducing the Fund's holdings in highly volatile securities, such as zero-coupon bonds. Zero-coupon bonds are extremely sensitive to changes in interest rates and could be expected to lose value if rates were to suddenly rise.

In addition, increased call protection remained an important goal. During times of low interest rates, issuers are more likely to take advantage of a bond's call feature and refinance outstanding high-coupon debt. While we made some portfolio adjustments to reduce the Fund's call exposure, we tried not to purchase too many bonds with similar maturities or call dates, since this might actually increase the Fund's call risk over time.

Finally, we tried to avoid excessive turnover in the Fund. With interest rates at near-historic lows, we believed it generally made little sense to sell older investments issued at higher rates and buy new securities offering lower prevailing yields--all while increasing our shareholders' capital gains exposure. Thus, we limited the Fund's trading activity to include only those transactions that, in our opinion, were in the best interest of our shareholders.

What is your outlook for the municipal market and the Fund?

Overall, we believe the Florida economy is in better shape than many of its neighboring states. The state has traditionally been a popular retirement and tourist destination, and we anticipate this should continue to be the case.

In the coming months, we do not expect to make major changes to the Fund's portfolio. We will work to position the Fund to perform well in a stable rate environment while mitigating as much as possible the risks inherent in a fixed-income portfolio should interest rates begin to rise. We believe the tax-free income and diversification potential offered by this Fund continues to make it an attractive investment.



--------------------------------------------------------------------------------
1 Performance figures are for Class A shares at net asset value as of May 31,
  2003. Current performance may be more or less than the performance shown.
2 The Lipper peer group return shown represents the average annualized total return of the 62 funds in the Lipper Florida Municipal Debt Funds category for the one-year period ended May 31, 2003. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.
3 The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

                            Annual Report l Page 3

                            Annual Report l Page 4


     Growth of an Assumed $10,000 Investment

     Nuveen Florida Municipal Bond Fund*

                                    [CHART]

              Nuveen Florida            Nuveen Florida          Lehman Brothers
                Municipal                  Municipal               Municipal
             Bond Fund (NAV)           Bond Fund (Offer)          Bond Index

 5/31/93        $10,000                   $ 9,580                  $10,000
 6/30/93         10,177                     9,750                   10,167
 7/31/93         10,179                     9,752                   10,180
 8/31/93         10,453                    10,014                   10,392
 9/30/93         10,586                    10,141                   10,510
10/31/93         10,616                    10,170                   10,530
11/30/93         10,493                    10,052                   10,438
12/31/93         10,698                    10,248                   10,658
 1/31/94         10,853                    10,397                   10,779
 2/28/94         10,540                    10,098                   10,500
 3/31/94         10,075                     9,652                   10,073
 4/30/94         10,094                     9,670                   10,159
 5/31/94         10,202                     9,773                   10,247
 6/30/94         10,131                     9,706                   10,184
 7/31/94         10,299                     9,867                   10,371
 8/31/94         10,299                     9,867                   10,407
 9/30/94         10,178                     9,750                   10,254
10/31/94          9,998                     9,578                   10,072
11/30/94          9,795                     9,383                    9,889
12/31/94         10,098                     9,674                   10,107
 1/31/95         10,403                     9,966                   10,396
 2/28/95         10,644                    10,197                   10,698
 3/31/95         10,715                    10,265                   10,821
 4/30/95         10,713                    10,263                   10,834
 5/31/95         11,064                    10,600                   11,180
 6/30/95         10,947                    10,487                   11,083
 7/31/95         10,998                    10,537                   11,188
 8/31/95         11,124                    10,657                   11,330
 9/30/95         11,205                    10,734                   11,402
10/31/95         11,373                    10,895                   11,567
11/30/95         11,605                    11,118                   11,759
12/31/95         11,752                    11,259                   11,872
 1/31/96         11,804                    11,308                   11,962
 2/29/96         11,702                    11,210                   11,881
 3/31/96         11,472                    10,990                   11,729
 4/30/96         11,403                    10,924                   11,696
 5/31/96         11,412                    10,933                   11,691
 6/30/96         11,507                    11,024                   11,818
 7/31/96         11,604                    11,116                   11,926
 8/31/96         11,579                    11,093                   11,924
 9/30/96         11,765                    11,271                   12,091
10/31/96         11,907                    11,407                   12,227
11/30/96         12,115                    11,607                   12,451
12/31/96         12,056                    11,550                   12,399
 1/31/97         12,055                    11,549                   12,422
 2/28/97         12,153                    11,642                   12,537
 3/31/97         11,999                    11,495                   12,370
 4/30/97         12,110                    11,601                   12,474
 5/31/97         12,278                    11,762                   12,661
 6/30/97         12,389                    11,868                   12,796
 7/31/97         12,733                    12,198                   13,151
 8/31/97         12,612                    12,082                   13,027
 9/30/97         12,748                    12,213                   13,182
10/31/97         12,838                    12,298                   13,266
11/30/97         12,904                    12,362                   13,345
12/31/97         13,078                    12,529                   13,540
 1/31/98         13,194                    12,639                   13,679
 2/28/98         13,188                    12,634                   13,683
 3/31/98         13,220                    12,665                   13,695
 4/30/98         13,155                    12,603                   13,634
 5/31/98         13,345                    12,784                   13,849
 6/30/98         13,401                    12,838                   13,903
 7/31/98         13,445                    12,880                   13,938
 8/31/98         13,612                    13,040                   14,154
 9/30/98         13,742                    13,165                   14,331
10/31/98         13,724                    13,148                   14,331
11/30/98         13,794                    13,215                   14,381
12/31/98         13,803                    13,223                   14,417
 1/31/99         13,935                    13,350                   14,589
 2/28/99         13,892                    13,309                   14,524
 3/31/99         13,899                    13,315                   14,545
 4/30/99         13,931                    13,346                   14,581
 5/31/99         13,849                    13,267                   14,497
 6/30/99         13,676                    13,101                   14,288
 7/31/99         13,696                    13,121                   14,339
 8/31/99         13,548                    12,979                   14,225
 9/30/99         13,490                    12,923                   14,230
10/31/99         13,354                    12,793                   14,077
11/30/99         13,427                    12,863                   14,226
12/31/99         13,340                    12,780                   14,119
 1/31/00         13,254                    12,698                   14,058
 2/29/00         13,422                    12,858                   14,221
 3/31/00         13,697                    13,122                   14,533
 4/30/00         13,637                    13,064                   14,447
 5/31/00         13,550                    12,981                   14,372
 6/30/00         13,829                    13,248                   14,753
 7/31/00         14,014                    13,425                   14,958
 8/31/00         14,200                    13,603                   15,188
 9/30/00         14,138                    13,545                   15,109
10/31/00         14,243                    13,645                   15,274
11/30/00         14,306                    13,705                   15,390
12/31/00         14,593                    13,980                   15,770
 1/31/01         14,628                    14,014                   15,926
 2/28/01         14,735                    14,116                   15,977
 3/31/01         14,827                    14,205                   16,121
 4/30/01         14,608                    13,994                   15,947
 5/31/01         14,816                    14,194                   16,119
 6/30/01         14,954                    14,326                   16,227
 7/31/01         15,164                    14,527                   16,467
 8/31/01         15,404                    14,757                   16,739
 9/30/01         15,253                    14,612                   16,682
10/31/01         15,349                    14,704                   16,881
11/30/01         15,197                    14,558                   16,739
12/31/01         15,103                    14,468                   16,580
 1/31/02         15,274                    14,632                   16,867
 2/28/02         15,402                    14,755                   17,071
 3/31/02         15,247                    14,606                   16,736
 4/30/02         15,450                    14,801                   17,063
 5/31/02         15,533                    14,881                   17,167
 6/30/02         15,692                    15,033                   17,348
 7/31/02         15,775                    15,113                   17,571
 8/31/02         15,905                    15,237                   17,782
 9/30/02         16,142                    15,464                   18,172
10/31/02         15,796                    15,133                   17,871
11/30/02         15,786                    15,123                   17,797
12/31/02         16,136                    15,458                   18,172
 1/31/03         16,063                    15,388                   18,126
 2/28/03         16,257                    15,574                   18,379
 3/31/03         16,215                    15,534                   18,390
 4/30/03         16,379                    15,691                   18,512
 5/31/03         16,714                    16,012                   18,946






--------------------------------------------------------------------------------

The graph does not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.
*The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen Florida Municipal Bond Fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, from many different states, and does not reflect any initial or ongoing expenses. An index is not available for direct investment. The Nuveen Florida Municipal Bond Fund return includes reinvestment of all dividends and distributions, and the Fund return at offer depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be more or less than the performance shown.

--------------------------------------------------------------------------------
  Fund Spotlight as of 5/31/03                Nuveen Florida Municipal Bond Fund
================================================================================

               Quick
               Facts
                             A Shares B Shares C Shares R Shares
               -------------------------------------------------
               NAV             $10.46   $10.45   $10.45   $10.45
               -------------------------------------------------
               Latest
                Monthly
                Dividend/1/   $0.0405  $0.0340  $0.0360  $0.0425
               -------------------------------------------------
               Latest
                Capital
                Gain/2/       $0.0508  $0.0508  $0.0508  $0.0508
               -------------------------------------------------

                Commencement
                Date          6/15/90  2/03/97  9/14/95  2/03/97
               -------------------------------------------------

                  Average Annual Total Returns as of 5/31/03/3/
                  A Shares                           NAV  Offer
                  ---------------------------------------------
                  1-Year                           7.60%  3.09%
                  ---------------------------------------------
                  5-Year                           4.60%  3.71%
                  ---------------------------------------------
                  10-Year                          5.26%  4.81%
                  ---------------------------------------------
                  B Shares                      w/o CDSC w/CDSC
                  ---------------------------------------------
                  1-Year                           6.80%  2.80%
                  ---------------------------------------------
                  5-Year                           3.79%  3.62%
                  ---------------------------------------------
                  10-Year                          4.71%  4.71%
                  ---------------------------------------------
                  C Shares                           NAV
                  ---------------------------------------------
                  1-Year                           6.94%
                  ---------------------------------------------
                  5-Year                           4.01%
                  ---------------------------------------------
                  10-Year                          4.69%
                  ---------------------------------------------
                  R Shares                           NAV
                  ---------------------------------------------
                  1-Year                           7.86%
                  ---------------------------------------------
                  5-Year                           4.81%
                  ---------------------------------------------
                  10-Year                          5.40%
                  ---------------------------------------------
                  Tax-Free Yields
                  A Shares                           NAV  Offer
                  ---------------------------------------------
                  Market Yield /4/                 4.65%  4.45%
                  ---------------------------------------------
                  SEC 30-Day Yield                 3.86%  3.70%
                  ---------------------------------------------
                  Taxable-Equivalent Yield/5/      5.36%  5.14%
                  ---------------------------------------------
                  B Shares                           NAV
                  ---------------------------------------------
                  Market Yield /4/                 3.90%
                  ---------------------------------------------
                  SEC 30-Day Yield                 3.28%
                  ---------------------------------------------
                  Taxable-Equivalent Yield/5/      4.56%
                  ---------------------------------------------
                  C Shares                           NAV
                  ---------------------------------------------
                  Market Yield /4/                 4.13%
                  ---------------------------------------------
                  SEC 30-Day Yield                 3.48%
                  ---------------------------------------------
                  Taxable-Equivalent Yield/5/      4.83%
                  ---------------------------------------------
                  R Shares                           NAV
                  ---------------------------------------------
                  Market Yield /4/                 4.88%
                  ---------------------------------------------
                  SEC 30-Day Yield                 4.23%
                  ---------------------------------------------
                  Taxable-Equivalent Yield/5/      5.88%
                  ---------------------------------------------

                            Average Annual Total Returns as of 6/30/03/3/
                            A Shares             NAV         Offer
                            ---------------------------------------------
                            1-Year             5.70%         1.30%
                            ---------------------------------------------
                            5-Year             4.36%         3.46%
                            ---------------------------------------------
                            10-Year            5.00%         4.55%
                            ---------------------------------------------
                            B Shares        w/o CDSC        w/CDSC
                            ---------------------------------------------
                            1-Year             5.02%         1.02%
                            ---------------------------------------------
                            5-Year             3.58%         3.42%
                            ---------------------------------------------
                            10-Year            4.44%         4.44%
                            ---------------------------------------------
                            C Shares             NAV
                            ---------------------------------------------
                            1-Year             5.16%
                            ---------------------------------------------
                            5-Year             3.80%
                            ---------------------------------------------
                            10-Year            4.44%
                            ---------------------------------------------
                            R Shares             NAV
                            ---------------------------------------------
                            1-Year             5.95%
                            ---------------------------------------------
                            5-Year             4.58%
                            ---------------------------------------------
                            10-Year            5.13%
                            ---------------------------------------------

Bond Credit Quality/6/
                                    [CHART]

AAA/U.S. Guaranteed  48%
AA                   12%
A                    12%
BBB                  10%
NR                   17%
BB or Lower           1%

                  Top Five Sectors/6/
                  Healthcare                              20%
                  -------------------------------------------
                  Housing/Multifamily                     18%
                  -------------------------------------------
                  Tax Obligation/Limited                  11%
                  -------------------------------------------
                  U.S. Guaranteed                         10%
                  -------------------------------------------
                  Transportation                          10%
                  -------------------------------------------

                  Portfolio Statistics
                  Net Assets ($000)                  $383,819
                  -------------------------------------------
                  Average Effective Maturity (Years)    20.89
                  -------------------------------------------
                  Duration                               6.58
                  -------------------------------------------

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
1Paid June 2, 2003. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2003.
2Paid December 4, 2002. Capital gains and/or ordinary income distributions are subject to federal taxation.
3Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.
4The Market Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
5Based on the SEC 30-Day Yield and a federal income tax rate of 28%.
6As a percentage of total holdings as of May 31, 2003. Holdings are subject to change.

                            Annual Report l Page 5

Portfolio of Investments
NUVEEN FLORIDA MUNICIPAL BOND FUND
May 31, 2003

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 0.3%

    $  1,500 The Children's Trust Fund, Puerto Rico, Tobacco Settlement    5/12 at 100.00        A- $     1,276,845
              Asset-Backed Bonds, Series 2002 Refunding, 5.500%, 5/15/39
-------------------------------------------------------------------------------------------------------------------
             Healthcare - 19.7%

       3,550 Highlands County Health Facilities Authority, Florida,       11/11 at 101.00        A-       3,847,668
              Hospital Revenue Bonds, Adventist Health System/Sunbelt
              Obligated Group, Series 2001A, 6.000%, 11/15/31

       1,000 Highlands County Health Facilities Authority, Florida,       11/12 at 100.00        A-       1,031,950
              Hospital Revenue Bonds, Adventist Health System/Sunbelt
              Obligated Group, Series 2002B, 5.250%, 11/15/23

             Hillsborough County Industrial Development Authority,
             Florida, Hospital Revenue Bonds, Tampa General Hospital,
             Series 2003B:
       1,000  5.250%, 10/01/28                                            10/13 at 100.00      Baa1         996,450
       2,580  5.250%, 10/01/34                                            10/13 at 100.00      Baa1       2,569,190

       8,500 Jacksonville Economic Development Commission, Florida,       11/11 at 101.00        AA       9,078,510
              Revenue Bonds, Mayo Foundation Health Care Facilities,
              Series 2001A, 5.500%, 11/15/36

       1,750 Lakeland, Florida, Hospital Revenue Refunding Bonds,         11/06 at 102.00       AAA       1,848,735
              Lakeland Regional Medical Center Project, Series 1996,
              5.250%, 11/15/25 - MBIA Insured

       1,250 Martin County Health Facilities Authority, Florida,          11/12 at 101.00      BBB+       1,281,875
              Hospital Revenue Bonds, Martin Memorial Medical Center,
              Series 2002A Refunding, 5.875%, 11/15/32

       2,250 Miami Beach Health Facilities Authority, Florida, Hospital      No Opt. Call        BB       2,136,802
              Revenue Bonds, Mount Sinai Medical Center of Florida
              Project, Series 2001A, 6.125%, 11/15/11

       5,000 North Broward Hospital District, Florida, Improvement         1/11 at 101.00        A-       5,341,100
              Revenue Bonds, Series 2001, 6.000%, 1/15/31

             Orange County Health Facilities Authority, Florida,
             Hospital Revenue Bonds, Adventist Health System, Series
             2002:
       3,250  6.250%, 11/15/24                                            11/12 at 100.00        A-       3,574,968
       3,500  5.625%, 11/15/32                                            11/12 at 101.00        A-       3,678,360

      10,645 Orange County Health Facilities Authority, Florida,          11/05 at 102.00       AAA      11,514,377
              Hospital Revenue Bonds, Adventist Health System/ Sunbelt
              Obligated Group, Series 1995, 5.250%, 11/15/20 - AMBAC
              Insured

       5,000 Palm Beach County Health Facilities Authority, Florida,      12/11 at 101.00         A       5,247,600
              Hospital Revenue Refunding Bonds, BRCH Corporation
              Obligated Group, Series 2001, 5.625%, 12/01/31

             Pinellas County Health Facilities Authority, Florida,
             Revenue Bonds, Baycare Health System, Series 2003:
       7,000  5.750%, 11/15/27                                             5/13 at 100.00        A1       7,410,550
       3,000  5.500%, 11/15/33                                             5/13 at 100.00        A1       3,086,820

       5,000 South Broward Hospital District, Florida, Hospital Revenue    5/12 at 101.00       Aa3       5,344,700
              Bonds, Series 2002, 5.625%, 5/01/32

             South Miami Health Facilities Authority, Florida, Hospital
             Revenue Bonds, Baptist Health South Florida Group, Series
             2003:
       3,000  5.200%, 11/15/28                                             2/13 at 100.00       Aa3       3,073,800
       2,500  5.250%, 11/15/33 - AMBAC Insured                             2/13 at 100.00       AAA       2,685,100

       2,040 Tallahassee, Florida, Health Facilities Revenue Bonds,       12/10 at 100.00      Baa1       2,145,325
              Tallahassee Memorial HealthCare, Inc. Project, Series
              2000, 6.375%, 12/01/30
-------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 18.0%

         600 Broward County Housing Finance Authority, Florida,            2/05 at 102.00       AAA         632,412
              Multifamily Housing Revenue Refunding Bonds, Lakeside
              Apartments Project, Series 1995, 7.000%, 2/01/25

         250 Broward County Housing Finance Authority, Florida,            8/06 at 102.00       AAA         271,638
              Multifamily Housing Revenue Refunding Bonds, Boardwalk
              Apartments Project, Series 1996, 6.200%, 8/01/16

      11,150 Broward County Housing Finance Authority, Florida,            7/09 at 102.00       N/R      10,493,711
              Multifamily Housing Revenue Bonds, Pier Club Apartments
              Project, Series 1999, 7.000%, 7/01/34

       2,700 Duval County Housing Finance Authority, Florida,              4/05 at 102.00      BBB-       2,826,603
              Multifamily Housing Revenue Refunding Bonds, Greentree
              Place Project, Series 1995, 6.750%, 4/01/25 (Mandatory put
              4/01/15)

         535 Florida Housing Finance Agency, General Mortgage Revenue      6/03 at 102.00       AAA         546,428
              Refunding Bonds, Series 1992A, 6.400%, 6/01/24

----
6

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily (continued)

             Florida Housing Finance Agency, Housing Revenue Bonds,
             Antigua Club Apartments Project, Series 1995A-1:
    $  1,000  6.750%, 8/01/14 (Alternative Minimum Tax) - AMBAC Insured    2/05 at 102.00       AAA $     1,059,470
       5,000  6.875%, 8/01/26 (Alternative Minimum Tax) - AMBAC Insured    2/05 at 102.00       AAA       5,250,700

       1,115 Florida Housing Finance Agency, Housing Revenue Bonds,        2/05 at 102.00       AAA       1,170,906
              Brittany of Rosemont Apartments Project, Series 1995C-1,
              6.875%, 8/01/26 (Alternative Minimum Tax) - AMBAC Insured

             Florida Housing Finance Agency, Housing Revenue Bonds,
             Vineyards Project, Series 1995H:
       1,260  6.400%, 11/01/15                                            11/05 at 102.00      BBB-       1,317,758
       1,660  6.500%, 11/01/25                                            11/05 at 102.00      BBB-       1,731,181

       2,000 Florida Housing Finance Agency, Multifamily Housing Revenue   8/06 at 102.00       AAA       2,154,020
              Refunding Bonds, Players Club, Series 1991C, 6.200%,
              8/01/16

       3,500 Florida Housing Finance Agency, Housing Revenue Bonds,       10/06 at 102.00       AAA       3,743,040
              Villas of Capri Project, Series 1996H, 6.100%, 4/01/17
              (Alternative Minimum Tax)

       1,000 Florida Housing Finance Agency, Housing Revenue Bonds,        9/06 at 102.00       AAA       1,057,780
              Leigh Meadows Apartments Project, Series 1996N, 6.300%,
              9/01/36 (Alternative Minimum Tax) - AMBAC Insured

       1,000 Florida Housing Finance Agency, Housing Revenue Bonds,        9/06 at 102.00       AAA       1,057,780
              Stoddert Arms Apartments Project, Series 1996O, 6.300%,
              9/01/36 (Alternative Minimum Tax) - AMBAC Insured

       1,405 Florida Housing Finance Agency, Multifamily Housing Revenue   6/03 at 100.00       AAA       1,409,285
              Bonds, GNMA Collateralized, Driftwood Terrace Apartments
              Project, Series 1989I, 7.650%, 12/20/31 (Alternative
              Minimum Tax)

      10,000 Florida Housing Finance Agency, Housing Revenue Bonds,        7/08 at 102.00       N/R       9,297,500
              Whistlers Cove Apartments Project, Series 1998T-1, 6.500%,
              1/01/39 (Alternative Minimum Tax)

      10,000 Florida Housing Finance Corporation, Revenue Bonds,             No Opt. Call       N/R       9,975,300
              Pembroke Apartments, Series 2001B, 7.750%, 2/01/41

       1,000 Orange County Housing Finance Authority, Florida,            10/03 at 100.00        BB         983,700
              Multifamily Housing Revenue Bonds, Ashley Point Apartments
              Project, Series 1994A, 7.100%, 10/01/24 (Alternative
              Minimum Tax)

         750 Palm Beach County Housing Finance Authority, Florida,         6/08 at 102.00       N/R         773,655
              Multifamily Housing Revenue Bonds, Windsor Park Apartments
              Project, Florida Affordable Housing Guarantee Program,
              Series 1998, 5.900%, 6/01/38 (Alternative Minimum Tax)

      13,040 Palm Beach County Housing Finance Authority, Florida,         7/10 at 102.00       N/R      13,227,385
              Multifamily Housing Revenue Bonds, Saddlebrook Apartments
              Project, Series 2000A, 7.450%, 7/01/40 (Alternative
              Minimum Tax) (Mandatory put 7/01/30)
-------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 2.4%

       1,310 Clay County Housing Finance Authority, Florida, Single        3/05 at 102.00       Aaa       1,338,977
              Family Mortgage Revenue Bonds, Multi-County Program,
              Series 1995, 6.550%, 3/01/28 (Alternative Minimum Tax)

       1,000 Dade County Housing Finance Authority, Florida, Single        4/05 at 102.00       AAA       1,050,140
              Family Mortgage Revenue Bonds, Series 1995, 6.700%,
              4/01/28 (Alternative Minimum Tax)

         305 Duval County Housing Finance Authority, Florida, Single      10/04 at 102.00       Aaa         318,743
              Family Mortgage Revenue Bonds, GNMA Mortgage-Backed
              Securities Program, Series 1994, 6.550%, 10/01/15
              (Alternative Minimum Tax)

         555 Florida Housing Finance Agency, Single Family Mortgage        7/04 at 102.00       AAA         578,754
              Revenue Refunding Bonds, Series 1994A, 6.250%, 7/01/11

             Florida Housing Finance Agency, Single Family Mortgage
             Revenue Refunding Bonds, Series 1995A:
         520  6.550%, 7/01/14 (Alternative Minimum Tax)                    1/05 at 102.00       AAA         545,121
         525  6.650%, 1/01/24 (Alternative Minimum Tax)                    1/05 at 102.00       AAA         550,085

         650 Leon County Housing Finance Authority, Florida, Single          No Opt. Call       AAA         743,990
              Family Mortgage Revenue Bonds, Multi-County Program,
              Series 1995B, 7.300%, 1/01/28 (Alternative Minimum Tax)

         245 Manatee County Housing Finance Authority, Florida, Single    11/05 at 102.00       Aaa         257,145
              Family Mortgage Revenue Bonds, Series 1994, Subordinate
              Series 3, 7.600%, 11/01/26 (Alternative Minimum Tax)

       6,730 Orange County Housing Finance Authority, Florida, Homeowner    9/08 at 27.73       Aaa       1,404,686
              Revenue Bonds, Series 1999A-2, 0.000%, 3/01/31

----
7

Portfolio of Investments
NUVEEN FLORIDA MUNICIPAL BOND FUND (continued)
May 31, 2003

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Housing/Single Family (continued)

     $ 1,290 Orange County Housing Finance Authority, Florida, Homeowner   3/11 at 101.00       Aaa $     1,364,614
              Revenue Bonds, Series 2002A, 5.550%, 9/01/33 (Alternative
              Minimum Tax)

         240 Palm Beach County Housing Finance Authority, Florida,         9/03 at 100.00       Aaa         246,780
              Single Family Mortgage Revenue Bonds, Series 1990B,
              7.600%, 3/01/23

         770 Polk County Housing Finance Authority, Florida, Single        9/03 at 100.00       Aaa         771,324
              Family Mortgage Revenue Refunding Bonds, Series 1991A,
              7.150%, 9/01/23
-------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 6.4%

      10,000 Atlantic Beach, Florida, Healthcare Facilities Revenue       10/09 at 101.00         A      10,573,400
              Refunding Bonds, Fleet Landing Project, Series 1999,
              6.000%, 10/01/29 - ACA Insured

             Escambia County Health Facilities Authority, Florida,
             Revenue Bonds, Azalea Trace, Inc., Series 1997:
       1,000  6.000%, 1/01/15                                              1/07 at 102.00       N/R       1,010,320
       1,595  6.100%, 1/01/19                                              1/07 at 102.00       N/R       1,595,494

             Jacksonville Health Facilities Authority, Florida,
             Tax-Exempt Industrial Development Revenue Bonds, National
             Benevolent Association, Cypress Village Florida Project,
             Series 1996A:
         690  6.125%, 12/01/16                                            12/06 at 102.00      Baa3         610,415
       1,000  6.250%, 12/01/26                                            12/06 at 102.00      Baa3         823,940

       8,000 Palm Beach County Health Facilities Authority, Florida,      11/06 at 102.00      BBB+       8,195,760
              Retirement Community Revenue Bonds, Adult Communities
              Total Services, Inc. Obligated Group, Series 1996, 5.625%,
              11/15/20

             Sarasota County Health Facilities Authority, Florida,
             Refunding Bonds, Sunnyside Properties Project, Series 1995:
         600  5.500%, 5/15/04                                                No Opt. Call       N/R         609,912
         170  5.500%, 5/15/05                                                No Opt. Call       N/R         174,440
       1,000  6.000%, 5/15/10                                              5/06 at 102.00       N/R         984,370
-------------------------------------------------------------------------------------------------------------------
             Materials - 5.8%

       5,500 Escambia County, Florida, Pollution Control Revenue Bonds,    8/04 at 102.00       BBB       5,788,310
              Champion International Corporation Project, Series 1994,
              6.900%, 8/01/22 (Alternative Minimum Tax)

       4,350 Escambia County, Florida, Pollution Control Revenue Bonds,    9/06 at 102.00      Baa2       4,552,275
              Champion International Corporation Project, Series 1996,
              6.400%, 9/01/30 (Alternative Minimum Tax)

      10,000 Hillsborough County Industrial Development Authority,         4/10 at 101.00       N/R      10,218,600
              Florida, Exempt Facilities Revenue Bonds, National Gypsum
              Company, Apollo Beach Project, Series 2000B, 7.125%,
              4/01/30 (Alternative Minimum Tax)

       1,500 Nassau County, Florida, Pollution Control Revenue Refunding   7/03 at 102.00      BBB-       1,500,195
              Bonds, ITT Rayonier Inc. Project, Series 1993, 6.200%,
              7/01/15
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 6.8%

             Florida, Full Faith and Credit, Department of
             Transportation, Right-of-Way Acquisition and Bridge
             Construction Bonds, Series 2002:
       5,465  5.250%, 7/01/20                                              7/12 at 101.00       AA+       6,114,406
       5,180  5.000%, 7/01/31 - FGIC Insured                               7/12 at 101.00       AAA       5,480,544

       2,165 Florida, Full Faith and Credit, State Board of Education,       No Opt. Call       AA+       3,132,733
              Public Education Capital Outlay Bonds, Series 1985,
              9.125%, 6/01/14

       6,640 Florida, Full Faith and Credit, State Board of Education,     6/12 at 101.00       AAA       7,223,789
              Public Education Capital Outlay Bonds, Series 2002B
              Refunding, 5.000%, 6/01/21 - MBIA Insured

             Palm Beach County, Florida, General Obligation Bonds,
             Recreational and Cultural Facilities Program, Series 1999A:
       1,560  5.750%, 8/01/18                                              8/09 at 100.00       AAA       1,814,218
       1,970  5.750%, 8/01/19                                              8/09 at 100.00       AAA       2,291,031
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 10.9%

         850 Miami-Dade County, Florida, Beacon Tradeport Community        5/12 at 102.00        AA         927,401
              Development District, Special Assessment Bonds, Commercial
              Project, Series 2002A, 5.625%, 5/01/32 - RAAI Insured

----
8

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  5,000 Florida Department of Environmental Protection, Forever       7/13 at 101.00       AAA $ 5,688,400
              Revenue Bonds, Series 2003A, 5.000%, 7/01/16

       5,000 Hernando County, Florida, Criminal Justice Complex              No Opt. Call       AAA   7,121,600
              Financing Program, 1986 Series 1986, 7.650%, 7/01/16 -
              FGIC Insured

       3,000 Hillsborough County School District, Florida, Sales Tax      10/11 at 100.00       AAA   3,348,810
              Revenue Bonds, Series 2002, 5.375%, 10/01/20 - AMBAC
              Insured

       3,000 Jacksonville, Florida, Excise Taxes Revenue Bonds, Series    10/13 at 100.00       AAA   3,302,610
              2003C Refunding, 5.250%, 10/01/17 (Alternative Minimum
              Tax) (WI, settling 7/03/03) - MBIA Insured

       4,120 Jacksonville, Florida, Sales Tax Revenue Bonds, Better       10/13 at 100.00       AAA   4,632,116
              Jacksonville, Series 2003, 5.250%, 10/01/20 - MBIA Insured

       1,000 Miami Beach Redevelopment Agency, Florida, Tax Increment     12/04 at 102.00      Baa1   1,036,590
              Revenue Bonds, City Center/Historic Convention Village,
              Series 1993, 5.875%, 12/01/22 (Alternative Minimum Tax)

       3,760 Miami-Dade County, Florida, Industrial Development Revenue   10/10 at 102.00       AAA   4,091,933
              Bonds, BAC Funding Corporation Project, Series 2000A,
              5.375%, 10/01/30 - AMBAC Insured

       1,750 Northern Palm Beach County Improvement District, Florida,     8/09 at 101.00       N/R   1,803,725
              Water Control and Development Bonds, Unit of Development
              No. 9B, Series 1999, 6.000%, 8/01/29

       5,550 Okaloosa County, Florida, Fourth Cent Tourist Development    10/10 at 101.00       AAA   6,457,258
              Tax Revenue Bonds, Series 2000, 5.625%, 10/01/30 - AMBAC
              Insured

       1,245 Osceola County Industrial Development Authority, Florida,     8/11 at 101.00       AAA   1,313,774
              Industrial Development Revenue Bonds, P.M. Wells Charter
              School Project, Series 2001A, 5.000%, 8/01/26 - MBIA
              Insured

       2,115 Port St. Lucie, Florida, Sales Tax Revenue Bonds, Series      9/13 at 100.00       AAA   2,275,655
              2003, 5.000%, 9/01/23 - MBIA Insured
---------------------------------------------------------------------------------------------------------------
             Transportation - 9.6%

       6,000 Broward County, Florida, Airport System Revenue Bonds,       10/11 at 101.00       AAA   6,235,200
              Series 2001J-1, 5.250%, 10/01/26 (Alternative Minimum Tax)
              - AMBAC Insured

       4,000 Greater Orlando Aviation Authority, Florida, Airport         10/12 at 100.00       AAA   4,202,640
              Facilities Revenue Bonds, Series 2002B, 5.125%, 10/01/21
              (Alternative Minimum Tax) - FSA Insured

       1,000 Hillsborough County Aviation Authority, Florida, Tampa       10/06 at 102.00       AAA   1,131,970
              International Airport Revenue Bonds, Series 1996B, 5.875%,
              10/01/23 - FGIC Insured

       3,370 Hillsborough County Aviation Authority, Florida, Tampa       10/13 at 100.00       AAA   3,662,550
              International Airport Revenue Bonds, Series 2003B, 5.250%,
              10/01/18 (Alternative Minimum Tax) - MBIA Insured

      10,065 Lee County, Florida, Airport Revenue Bonds, Series 2000A,    10/10 at 101.00       AAA  11,071,299
              5.750%, 10/01/22 (Alternative Minimum Tax) - FSA Insured

       4,000 Miami-Dade County, Florida, Aviation Revenue Bonds, Miami    10/12 at 100.00       AAA   4,476,160
              International Airport, Series 2002, 5.750%, 10/01/20
              (Alternative Minimum Tax) - FGIC Insured

             Sanford Airport Authority, Florida, Industrial Development
             Revenue Bonds, Central Florida Terminals Inc. Project,
             Series 1995A:
       3,000  7.500%, 5/01/15 (Alternative Minimum Tax)                    5/06 at 102.00       N/R   2,924,580
       3,270  7.750%, 5/01/21 (Alternative Minimum Tax)                    5/06 at 102.00       N/R   3,215,391
---------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 10.2%

       1,000 Dade County, Florida, Aviation Revenue Bonds, Series 1992B,   6/03 at 102.00       AAA   1,024,240
              6.550%, 10/01/13 (Alternative Minimum Tax) (Pre-refunded
              to 6/30/03) - MBIA Insured

         255 Dade County, Florida, Special Obligation Bonds, Courthouse    4/04 at 102.00     A3***     271,244
              Center Project, Series 1994, 6.300%, 4/01/14 (Pre-refunded to 4/01/04)

       2,220 Dade County Health Facilities Authority, Florida, Hospital      No Opt. Call       AAA   2,682,248
              Revenue Bonds, Baptist Hospital of Miami Project, Series
              1991A, 5.750%, 5/01/21 - MBIA Insured

             Broward County Expressway Authority, Florida, Full Faith
             and Credit, General Obligation Bonds, Series 1984:
       4,000  9.875%, 7/01/09                                                No Opt. Call       AAA   5,355,480
       1,000  10.000%, 7/01/14                                               No Opt. Call       AAA   1,530,050

----
9

Portfolio of Investments
NUVEEN FLORIDA MUNICIPAL BOND FUND (continued)
May 31, 2003

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed (continued)

    $    335 Florida, Full Faith and Credit, State Board of Education,     6/03 at 100.00       AAA $    482,430
              Public Education Capital Outlay Bonds, Series 1985,
              9.125%, 6/01/14

       1,500 Florida Department of Corrections, Certificates of            8/04 at 102.00     AA***    1,615,590
              Participation, Gadsden County Facility, Series 1994,
              6.000%, 3/01/14 (Pre-refunded to 8/01/04)

      10,000 Lakeland, Florida, Energy System Revenue Bonds, Series       10/10 at 100.00       AAA   11,914,100
              2000B, 5.500%, 10/01/40 (Pre-refunded to 10/01/10) - MBIA
              Insured

         145 Orange County, Florida, Sales Tax Revenue Bonds, Series       7/03 at 100.00       AAA      182,468
              1989, 6.125%, 1/01/19 - FGIC Insured

       1,000 Orlando Utilities Commission, Florida, Water and Electric       No Opt. Call    Aa2***    1,310,650
              Subordinated Revenue Bonds, Series 1989D, 6.750%, 10/01/17

       4,000 Palm Beach County, Florida, Industrial Development Revenue   12/06 at 102.00      A***    4,755,440
              Bonds (Lourdes-Noreen McKeen Residence for Geriatric Care,
              Inc. Project), Series 1996, 6.625%, 12/01/26 (Pre-refunded to 12/01/06)

       5,000 Sunrise Lakes Phase 4 Recreation District, Florida, General   8/05 at 102.00    N/R***    5,670,950
              Obligation and Revenue Bonds, Series 1995A, 6.750%,
              8/01/24 (Pre-refunded to 8/01/05)

       2,000 Tampa, Florida, Allegany Health System Revenue Bonds, St.    12/04 at 102.00       AAA    2,200,040
              Joseph's Hospital, Inc. Issue, Series 1994, 6.500%,
              12/01/23 (Pre-refunded to 12/01/04) - MBIA Insured
----------------------------------------------------------------------------------------------------------------
             Utilities - 6.8%

       1,450 Gainesville, Florida, Utilities System Revenue Bonds,        10/13 at 100.00        AA    1,615,793
              Series 2003A, 5.250%, 10/01/21

       4,350 Hillsborough County Industrial Development Authority,        10/12 at 100.00      Baa1    4,334,166
              Florida, Pollution Control Revenue Bonds, Tampa Electric
              Company Project, Series 2002, 5.100%, 10/01/13

      10,020 JEA, Florida, St. John's River Power Park System, Revenue    10/11 at 100.00        AA   10,910,578
              Refunding Bonds, Series 2002, Issue 2, 17th Series,
              5.000%, 10/01/18

       4,135 Orlando, Florida, Utilities Commission, Water and Electric   10/12 at 100.00       Aa2    4,365,195
              Revenue Bonds, Series 2002C Refunding, 5.000%, 10/01/27

       8,000 Palm Beach County Solid Waste Authority, Florida, Revenue       No Opt. Call       AAA    4,881,360
              Bonds, Series 2002B, 0.000%, 10/01/15 - AMBAC Insured
----------------------------------------------------------------------------------------------------------------
             Water and Sewer - 2.8%

         705 Callaway/Bay County, Florida, Wastewater System Revenue       9/06 at 102.00       AAA      802,473
              Bonds, Series 1996A, 6.000%, 9/01/26 - FGIC Insured

       1,000 Davie, Florida, Water and Sewer Revenue Refunding and        10/03 at 101.00       AAA    1,023,930
              Improvement Bonds, Series 1992, 6.250%, 10/01/17 - AMBAC
              Insured

             Manatee County, Florida, Public Utilities Revenue Refunding
             and Improvement Bonds, Series 1991C:
       1,850  0.000%, 10/01/08 - MBIA Insured                                No Opt. Call       AAA    1,627,575
       2,800  0.000%, 10/01/09 - MBIA Insured                                No Opt. Call       AAA    2,363,172

       4,600 Port St. Lucie, Florida, Utility System Revenue Bonds,        9/11 at 100.00       AAA    4,869,191
              Series 2001, 5.125%, 9/01/31 - MBIA Insured
----------------------------------------------------------------------------------------------------------------
    $367,265 Total Long-Term Investments (cost $357,390,988) - 99.7%                                 382,723,513
----------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 0.3%                                                      1,095,133

             --------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $383,818,646

             --------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent auditors):
              Using the higher of Standard & Poor's or Moody's rating.
          *** Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
          N/R Investment is not rated.
         (WI)  Security purchased on a when-issued basis.

                                See accompanying notes to financial statements.

----
10

Statement of Assets and Liabilities
NUVEEN FLORIDA MUNICIPAL BOND FUND
May 31, 2003

   -------------------------------------------------------------------------
   Assets
   Investments, at market value (cost $357,390,988)            $382,723,513
   Cash                                                             641,553
   Receivables:
     Interest                                                     5,186,182
     Investments sold                                               251,065
     Shares sold                                                    262,343
   Other assets                                                      16,330
   -------------------------------------------------------------------------
       Total assets                                             389,080,986
   -------------------------------------------------------------------------
   Liabilities
   Payables:
     Investments purchased                                        3,157,650
     Shares redeemed                                                255,196
   Accrued expenses:
     Management fees                                                174,293
     12b-1 distribution and service fees                             91,424
     Other                                                          117,376
   Dividends payable                                              1,466,401
   -------------------------------------------------------------------------
       Total liabilities                                          5,262,340
   -------------------------------------------------------------------------
   Net assets                                                 $ 383,818,646
   -------------------------------------------------------------------------
   Class A Shares
   Net assets                                                 $ 247,569,011
   Shares outstanding                                            23,673,098
   Net asset value per share                                  $       10.46
   Offering price per share (net asset value per share plus
    maximum sales charge of 4.20% of offering price)          $       10.92
   -------------------------------------------------------------------------
   Class B Shares
   Net assets                                                 $  33,055,944
   Shares outstanding                                             3,162,918
   Net asset value and offering price per share               $       10.45
   -------------------------------------------------------------------------
   Class C Shares
   Net assets                                                 $  36,374,416
   Shares outstanding                                             3,480,042
   Net asset value and offering price per share               $       10.45
   -------------------------------------------------------------------------
   Class R Shares
   Net assets                                                  $ 66,819,275
   Shares outstanding                                             6,396,337
   Net asset value and offering price per share               $       10.45
   -------------------------------------------------------------------------

   Net Assets Consist of:
   -------------------------------------------------------------------------
   Capital paid-in                                            $ 372,079,320
   Undistributed (Over-distribution of) net investment income      (641,180)
   Accumulated net realized gain (loss) from investments        (12,952,019)
   Net unrealized appreciation of investments                    25,332,525
   -------------------------------------------------------------------------
   Net assets                                                 $ 383,818,646
   -------------------------------------------------------------------------

                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
11

Statement of Operations
NUVEEN FLORIDA MUNICIPAL BOND FUND
Year Ended May 31, 2003

--------------------------------------------------------------------------------
Investment Income                                                   $ 21,617,727
---------------------------------------------------------------------------------
Expenses
Management fees                                                        2,001,505
12b-1 service fees - Class A                                             490,612
12b-1 distribution and service fees - Class B                            290,249
12b-1 distribution and service fees - Class C                            237,709
Shareholders' servicing agent fees and expenses                          184,200
Custodian's fees and expenses                                            125,085
Trustees' fees and expenses                                                6,787
Professional fees                                                         21,547
Shareholders' reports - printing and mailing expenses                     46,931
Federal and state registration fees                                        6,703
Other expenses                                                            11,913
---------------------------------------------------------------------------------
Total expenses before custodian fee credit                             3,423,241
 Custodian fee credit                                                    (38,655)
---------------------------------------------------------------------------------
Net expenses                                                           3,384,586
---------------------------------------------------------------------------------
Net investment income                                                 18,233,141
---------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investments                            (12,100,973)
Net change in unrealized appreciation (depreciation) of investments   20,716,763
---------------------------------------------------------------------------------
Net gain from investments                                              8,615,790
---------------------------------------------------------------------------------
Net increase in net assets from operations                          $ 26,848,931
---------------------------------------------------------------------------------




                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12

Statement of Changes in Net Assets
NUVEEN FLORIDA MUNICIPAL BOND FUND

                                                                                        Year Ended    Year Ended
                                                                                           5/31/03       5/31/02
----------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                $ 18,233,141  $ 18,348,070
Net realized gain (loss) from investments                                             (12,100,973)    2,054,888
Net change in unrealized appreciation (depreciation) of investments                    20,716,763    (3,925,900)
----------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                             26,848,931    16,477,058
----------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                             (12,553,211)  (13,032,394)
  Class B                                                                              (1,329,660)   (1,143,288)
  Class C                                                                              (1,446,772)   (1,089,646)
  Class R                                                                              (3,468,155)   (3,345,660)
From accumulated net realized gains from investments:
  Class A                                                                              (1,205,491)           --
  Class B                                                                                (149,703)           --
  Class C                                                                                (157,742)           --
  Class R                                                                                (324,047)           --
----------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                             (20,634,781)  (18,610,988)
----------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                                       57,307,251    53,427,355
Net proceeds from shares issued to shareholders due to reinvestment of distributions    6,813,802     5,618,999
----------------------------------------------------------------------------------------------------------------
                                                                                       64,121,053    59,046,354
Cost of shares redeemed                                                               (44,894,456)  (39,655,322)
----------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                                19,226,597    19,391,032
----------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                             25,440,747    17,257,102
Net assets at the beginning of year                                                   358,377,899   341,120,797
----------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                        $383,818,646  $358,377,899
----------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of year        $   (641,180) $    (96,327)
----------------------------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Florida Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Fund was organized as a series of a predecessor trust prior to that date.

The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 2003, the Fund had outstanding when-issued purchase commitments of $3,157,650.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2003, have been designated Exempt Interest Dividends.

Flexible Sales Charge Program
The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.


--------------------------------------------------------------------------------
14

Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended May 31, 2003.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
The Fund has an agreement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                         Year Ended                Year Ended
                                                           5/31/03                   5/31/02
                                                  ------------------------  ------------------------
                                                       Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                          2,779,672  $ 28,698,676   3,222,359  $ 33,442,023
  Class B                                            781,086     8,051,774     769,265     7,947,677
  Class C                                          1,335,919    13,782,465     859,734     8,909,183
  Class R                                            655,346     6,774,336     301,829     3,128,472
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                            349,644     3,593,931     294,002     3,048,464
  Class B                                             32,951       338,339      23,057       238,744
  Class C                                             40,041       411,309      23,081       239,175
  Class R                                            240,423     2,470,223     201,974     2,092,616
-----------------------------------------------------------------------------------------------------
                                                   6,215,082    64,121,053   5,695,301    59,046,354
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (3,188,954)  (32,822,933) (2,983,269)  (30,850,421)
  Class B                                           (387,923)   (3,998,151)   (245,954)   (2,549,109)
  Class C                                           (418,671)   (4,292,659)   (290,837)   (3,008,339)
  Class R                                           (368,420)   (3,780,713)   (315,093)   (3,247,453)
-----------------------------------------------------------------------------------------------------
                                                  (4,363,968)  (44,894,456) (3,835,153)  (39,655,322)
-----------------------------------------------------------------------------------------------------
Net increase                                       1,851,114  $ 19,226,597   1,860,148  $ 19,391,032
-----------------------------------------------------------------------------------------------------

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities during the fiscal year ended May 31, 2003, aggregated $86,690,545 and $70,527,148, respectively.

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At May 31, 2003, the cost of investments owned was $357,349,784.

The net unrealized appreciation of investments at May 31, 2003, aggregated $25,373,729 of which $27,384,708 related to appreciated securities and $2,010,979 related to depreciated securities.


----
15

The tax components of undistributed net investment income and net realized gains at May 31, 2003, were as follows:

               --------------------------------------------------
               Undistributed net tax-exempt income       $784,019
               Undistributed net ordinary income*              --
               Undistributed net long-term capital gains       --
               --------------------------------------------------

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended May 31, 2003 and May 31, 2002, was designated for purposes of the dividends paid deduction as follows:

           2003
           ----------------------------------------------------------
           Distributions from net tax-exempt income       $18,869,250
           Distributions from net ordinary income*             44,976
           Distributions from net long-term capital gains   1,798,904
           ----------------------------------------------------------


           2002
           ----------------------------------------------------------
           Distributions from net tax-exempt income       $18,567,375
           Distributions from net ordinary income*                 --
           Distributions from net long-term capital gains          --
           ----------------------------------------------------------

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The Fund has elected to defer net realized losses from investments incurred from November 1, 2002 through May 31, 2003 ("post-October losses") in accordance with Federal income tax regulations. The Fund has $12,952,019 of post-October losses that are treated as having arisen in the following fiscal year.

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. (formerly, The John Nuveen Company), the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of the Fund as follows:

           Average Daily Net Assets                  Management Fee
           ---------------------------------------------------------
           For the first $125 million                         .5500%
           For the next $125 million                          .5375
           For the next $250 million                          .5250
           For the next $500 million                          .5125
           For the next $1 billion                            .5000
           For the next $3 billion                            .4750
           For net assets over $5 billion                     .4500
           ---------------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.


During the fiscal year ended May 31, 2003, Nuveen Investments, LLC (the "Distributor") (formerly, Nuveen Investments), a wholly owned subsidiary of Nuveen Investments, Inc., collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

           ---------------------------------------------------------
           Sales charges collected (unaudited)              $488,828
           Paid to authorized dealers (unaudited)            461,749
           ---------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2003, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

           ---------------------------------------------------------
           Commission advances (unaudited)                  $449,274
           ---------------------------------------------------------


----
16

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2003, the Distributor retained such 12b-1 fees as follows:

           ---------------------------------------------------------
           12b-1 fees retained (unaudited)                  $320,656
           ---------------------------------------------------------

The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2003, as follows:

            -------------------------------------------------------
            CDSC retained (unaudited)                       $87,681
            -------------------------------------------------------

6. Subsequent Event - Distributions to Shareholders

The Fund declared a dividend distribution from its tax-exempt net investment income which was paid on July 1, 2003, to shareholders of record on June 9, 2003, as follows:

--------------------------------------------------------------------------------

             Dividend per share:
              Class A                                        $.0405
              Class B                                         .0340
              Class C                                         .0360
              Class R                                         .0425
             ------------------------------------------------------




--------------------------------------------------------------------------------
17

Financial Highlights

Selected data for a share outstanding throughout each year:

Class (Commencement Date)
                                                     Investment Operations        Less Distributions
                                                 ----------------------------  -----------------------


FLORIDA


                                                                   Net
                                                             Realized/
                                                            Unrealized
                                       Beginning        Net    Invest-             Net                   Ending
                                             Net    Invest-       ment         Invest-                      Net
                                           Asset       ment       Gain            ment  Capital           Asset     Total
Year Ended May 31,                         Value Income (a)     (Loss)   Total  Income    Gains   Total   Value Return(b)
---------------------------------------------------------------------------------------------------------------------------
Class A (6/90)
 2003                                     $10.28       $.51      $ .25  $ .76    $(.53)   $(.05) $(.58) $10.46       7.60%
 2002                                      10.34        .54       (.05)   .49     (.55)      --   (.55)  10.28       4.84
 2001                                       9.97        .56        .36    .92     (.55)      --   (.55)  10.34       9.35
 2000                                      10.76        .54       (.77)  (.23)    (.55)    (.01)  (.56)   9.97      (2.17)
 1999                                      10.94        .55       (.14)   .41     (.55)    (.04)  (.59)  10.76       3.78
Class B (2/97)
 2003                                      10.27        .43        .25    .68     (.45)    (.05)  (.50)  10.45       6.80
 2002                                      10.33        .47       (.06)   .41     (.47)      --   (.47)  10.27       4.06
 2001                                       9.96        .48        .36    .84     (.47)      --   (.47)  10.33       8.53
 2000                                      10.77        .46       (.79)  (.33)    (.47)    (.01)  (.48)   9.96      (3.10)
 1999                                      10.95        .47       (.14)   .33     (.47)    (.04)  (.51)  10.77       3.05
Class C (9/95)
 2003                                      10.28        .45        .24    .69     (.47)    (.05)  (.52)  10.45       6.94
 2002                                      10.34        .49       (.05)   .44     (.50)      --   (.50)  10.28       4.29
 2001                                       9.97        .50        .36    .86     (.49)      --   (.49)  10.34       8.78
 2000                                      10.77        .48       (.78)  (.30)    (.49)    (.01)  (.50)   9.97      (2.79)
 1999                                      10.95        .49       (.14)   .35     (.49)    (.04)  (.53)  10.77       3.22
Class R (2/97)
 2003                                      10.27        .53        .25    .78     (.55)    (.05)  (.60)  10.45       7.86
 2002                                      10.33        .56       (.05)   .51     (.57)      --   (.57)  10.27       5.07
 2001                                       9.96        .58        .35    .93     (.56)      --   (.56)  10.33       9.54
 2000                                      10.76        .56       (.78)  (.22)    (.57)    (.01)  (.58)   9.96      (2.07)
 1999                                      10.94        .57       (.14)   .43     (.57)    (.04)  (.61)  10.76       4.01
---------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                                                 Ratios/Supplemental Data
                                       ---------------------------------------------------------------------------
                                                  Before Credit/         After          After Credit/
                                                  Reimbursement     Reimbursement(c)   Reimbursement(d)
FLORIDA                                         -----------------  -----------------  -----------------
                                                            Ratio              Ratio              Ratio
                                                           of Net             of Net             of Net
                                                          Invest-            Invest-            Invest-
                                                Ratio of     ment  Ratio of     ment  Ratio of     ment
                                                Expenses   Income  Expenses   Income  Expenses   Income
                                         Ending       to       to        to       to        to       to
                                            Net  Average  Average   Average  Average   Average  Average  Portfolio
                                         Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended May 31,                        (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
-------------------------------------------------------------------------------------------------------------------
Class A (6/90)
 2003                                  $247,569      .85%    4.96%      .85%    4.96%      .84%    4.97%        19%
 2002                                   244,023      .87     5.24       .87     5.24       .86     5.25         17
 2001                                   239,837      .88     5.42       .88     5.42       .87     5.43         22
 2000                                   250,178     1.02     5.27      1.02     5.27      1.01     5.28         18
 1999                                   297,505      .84     5.00       .84     5.00       .84     5.00         19
Class B (2/97)
 2003                                    33,056     1.60     4.21      1.60     4.21      1.59     4.22         19
 2002                                    28,120     1.62     4.49      1.62     4.49      1.61     4.50         17
 2001                                    22,629     1.63     4.67      1.63     4.67      1.62     4.68         22
 2000                                    17,476     1.79     4.52      1.79     4.52      1.78     4.53         18
 1999                                    15,768     1.59     4.25      1.59     4.25      1.59     4.25         19
Class C (9/95)
 2003                                    36,374     1.40     4.40      1.40     4.40      1.38     4.41         19
 2002                                    25,932     1.42     4.69      1.42     4.69      1.41     4.70         17
 2001                                    19,961     1.43     4.87      1.43     4.87      1.42     4.88         22
 2000                                    17,167     1.59     4.72      1.59     4.72      1.58     4.73         18
 1999                                    16,034     1.39     4.45      1.39     4.45      1.39     4.45         19
Class R (2/97)
 2003                                    66,819      .65     5.16       .65     5.16       .64     5.17         19
 2002                                    60,302      .67     5.44       .67     5.44       .66     5.45         17
 2001                                    58,694      .68     5.62       .68     5.62       .67     5.63         22
 2000                                    56,943      .83     5.47       .83     5.47       .82     5.48         18
 1999                                    61,496      .64     5.20       .64     5.20       .64     5.20         19
-------------------------------------------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.


                                See accompanying notes to financial statements.

----
18

Report of Independent Auditors


To the Board of Trustees and Shareholders of Nuveen Multistate Trust I:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Florida Municipal Bond Fund (a series of the Nuveen Multistate Trust I, hereafter referred to as the "Fund") at May 31, 2003, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund as of May 31, 2001 and for the periods then ended and prior were audited by other independent accountants who have ceased operations. Those independent accountants expressed an unqualified opinion on those statements in their report dated July 11, 2001.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
July 24, 2003


----
19

                                     Notes

--------------------------------------------------------------------------------
20

                                     Notes

--------------------------------------------------------------------------------
21

--------------------------------------------------------------------------------
  Trustees and Officers
================================================================================

The management of the Fund, including general supervision of the duties performed for the Fund under the management agreement between Nuveen Advisory and the Fund, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at seven. None of the trustees who are not "interested" persons of the Fund has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                         Number of
                                                                                                       Portfolios in
Name,                       Position(s)      Year First  Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or  Including other Directorships                  Overseen by
and Address                 the Fund        Appointed(2) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:


--------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1994     Chairman and Director (since 1996) of Nuveen       140
3/28/49                     Board and                    Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive         Trustee                      LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                        (since 1996) of Nuveen Advisory Corp. and
                                                         Nuveen Institutional Advisory Corp.;
                                                         Chairman and Director (since 1997) of Nuveen
                                                         Asset Management, Inc.; Director (since
                                                         1996) of Institutional Capital Corporation;
                                                         Chairman and Director (since 1999) of
                                                         Rittenhouse Asset Management, Inc.; Chairman
                                                         of Nuveen Investments Advisers Inc. (since
                                                         2002).

Trustees who are not interested persons of the Funds:


--------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Trustee             1997     Private Investor and Management Consultant.        122
8/22/40
333 W. Wacker Drive
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993     Retired (August 1989) as Senior Vice               122
7/29/34                                                  President of The Northern Trust Company;
333 W. Wacker Drive                                      Director of the United Way of Highland
Chicago, IL 60606                                        Park-Highwood (since 2002).


--------------------------------------------------------------------------------------------------------------------
Anne E. Impellizzeri        Trustee             1994     Retired, formerly, Executive Director (since       122
1/26/33                                                  1998) of Manitoga/The Russel Wright Design
333 W. Wacker Drive                                      Center; prior thereto, President and Chief
Chicago, IL 60606                                        Executive Officer of Blanton-Peale Institute
                                                         (since 1990); prior thereto, Vice President,
                                                         Metropolitan Life Insurance Co.


--------------------------------------------------------------------------------------------------------------------
Peter R. Sawers             Trustee             1991     Adjunct Professor of Business and Economics,       122
4/3/33                                                   University of Dubuque, Iowa; formerly
333 W. Wacker Drive                                      (1991-2000) Adjunct Professor, Lake Forest
Chicago, IL 60606                                        Graduate School of Management, Lake Forest,
                                                         Illinois; prior thereto, Executive Director,
                                                         Towers Perrin Australia, a management
                                                         consulting firm; Chartered Financial
                                                         Analyst; Certified Management Consultant;
                                                         Director, Executive Service Corps of
                                                         Chicago, a not-for-profit organization.


--------------------------------------------------------------------------------------------------------------------
William J. Schneider        Trustee             1997     Senior Partner and Chief Operating Officer,        122
9/24/44                                                  Miller-Valentine Group, Vice President,
333 W. Wacker Drive                                      Miller-Valentine Realty, a development and
Chicago, IL 60606                                        contract company; Chair, Miami Valley
                                                         Hospital; Chair, Miami Valley Economic
                                                         Development Coalition; formerly, Member,
                                                         Community Advisory Board, National City
                                                         Bank, Dayton, Ohio and Business Advisory
                                                         Council, Cleveland Federal Reserve Bank.


--------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale         Trustee             1997     Executive Director, Gaylord and Dorothy            122
12/29/47                                                 Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                      thereto, Executive Director, Great Lakes
Chicago, IL 60606                                        Protection Fund (from 1990 to 1994).

----
22

--------------------------------------------------------------------------------

                                                                                                      Number of
                                                                                                    Portfolios in
Name,                 Position(s)         Year First  Principal Occupation(s)                       Fund Complex
Birthdate             Held with           Elected or  Including other Directorships                  Overseen by
and Address           the Fund           Appointed(3) During Past 5 Years                              Officer
-----------------------------------------------------------------------------------------------------------------

Officers of the Funds:


-----------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman  Chief                  1988     Managing Director (since 2002), Assistant          140
9/9/56                Administrative                  Secretary and Associate General Counsel,
333 W. Wacker Drive   Officer                         formerly, Vice President and Assistant
Chicago, IL 60606                                     General Counsel of Nuveen Investments, LLC;
                                                      Managing Director (since 2002), General
                                                      Counsel and Assistant Secretary, formerly,
                                                      Vice President of Nuveen Advisory Corp. and
                                                      Nuveen Institutional Advisory Corp.;
                                                      Managing Director (since 2002), Assistant
                                                      Secretary and Associate General Counsel,
                                                      formerly, Vice President (since 2000), of
                                                      Nuveen Asset Management, Inc.; Assistant
                                                      Secretary of Nuveen Investments, Inc. (since
                                                      1994); Assistant Secretary of NWQ Investment
                                                      Management Company, LLC (since 2002); Vice
                                                      President and Assistant Secretary of Nuveen
                                                      Investments Advisers Inc. (since 2002);
                                                      Managing Director, Associate General Counsel
                                                      and Assistant Secretary of Rittenhouse Asset
                                                      Management, Inc. (since May 2003); Chartered
                                                      Financial Analyst.


-----------------------------------------------------------------------------------------------------------------
Michael T. Atkinson   Vice President and     2000     Vice President (since 2002), formerly,             140
2/3/66                Assistant                       Assistant Vice President (since 2000),
333 W. Wacker Drive   Secretary                       previously, Associate of Nuveen Investments,
Chicago, IL 60606                                     LLC.


-----------------------------------------------------------------------------------------------------------------
Paul L. Brennan       Vice President         1999     Vice President (since 2002), formerly,             134
11/10/66                                              Assistant Vice President (since 1997), of
333 W. Wacker Drive                                   Nuveen Advisory Corp.; prior thereto,
Chicago, IL 60606                                     portfolio manager of Flagship Financial
                                                      Inc.; Chartered Financial Analyst and
                                                      Certified Public Accountant.


-----------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President and     1999     Vice President of Nuveen Investments, LLC          140
11/28/67              Treasurer                       (since 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                                   President (since 1997); Vice President and
Chicago, IL 60606                                     Treasurer of Nuveen Investments, Inc. (since
                                                      1999); Vice President and Treasurer of
                                                      Nuveen Advisory Corp. and Nuveen
                                                      Institutional Advisory Corp (since 1999);
                                                      Vice President and Treasurer of Nuveen Asset
                                                      Management, Inc. (since 2002) and of Nuveen
                                                      Investments Advisers Inc. (since 2002);
                                                      Assistant Treasurer of NWQ Investment
                                                      Management Company, LLC (since 2002);
                                                      Chartered Financial Analyst.


-----------------------------------------------------------------------------------------------------------------
Susan M. DeSanto      Vice President         2001     Vice President of Nuveen Advisory Corp.            140
9/8/54                                                (since 2001); previously, Vice President of
333 W. Wacker Drive                                   Van Kampen Investment Advisory Corp. (since
Chicago, IL 60606                                     1998); Vice President of Nuveen
                                                      Institutional Advisory Corp. (since 2002);
                                                      prior thereto, Assistant Vice President of
                                                      Van Kampen Investment Advisory Corp. (since
                                                      1994).


-----------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President and     2000     Vice President (since 2002) and Assistant          140
9/24/64               Secretary                       General Counsel (since 1998); formerly,
333 W. Wacker Drive                                   Assistant Vice President (since 1998) of
Chicago, IL 60606                                     Nuveen Investments, LLC; Vice President
                                                      (since 2002) and Assistant Secretary (since
                                                      1998), formerly Assistant Vice President of
                                                      Nuveen Advisory Corp. and Nuveen
                                                      Institutional Advisory Corp.


-----------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President         1998     Vice President of Nuveen Investments, LLC;         140
10/24/45                                              Vice President (since 1998) of Nuveen
333 W. Wacker Drive                                   Advisory Corp. and Nuveen Institutional
Chicago, IL 60606                                     Advisory Corp.


-----------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President         1995     Managing Director (since 2002) of Nuveen           140
3/2/64                                                Investments, LLC; Managing Director (since
333 W. Wacker Drive                                   2001), formerly Vice President of Nuveen
Chicago, IL 60606                                     Advisory Corp. and Nuveen Institutional
                                                      Advisory Corp. (since 1995); Managing
                                                      Director of Nuveen Asset Management, Inc.
                                                      (since 2001); Vice President of Nuveen
                                                      Investment Advisers Inc. (since 2002);
                                                      Chartered Financial Analyst.

----
23

================================================================================

                                                                                                        Number of
                                                                                                      Portfolios in
Name,                   Position(s)         Year First  Principal Occupation(s)                       Fund Complex
Birthdate               Held with           Elected or  Including other Directorships                  Overseen by
and Address             the Fund           Appointed(3) During Past 5 Years                              Officer
-------------------------------------------------------------------------------------------------------------------
Stephen D. Foy          Vice President and     1998     Vice President (since 1993) and Funds              140
5/31/54                 Controller                      Controller (since 1998) of Nuveen
333 W. Wacker Drive                                     Investments, LLC and Vice President and
Chicago, IL 60606                                       Funds Controller (since 1998) of Nuveen
                                                        Investments, Inc.; Certified Public
                                                        Accountant.


-------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell       Vice President         1988     Vice President of Nuveen Advisory Corp.;           134
7/5/55                                                  Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------------
Richard A. Huber        Vice President         1997     Vice President of Nuveen Institutional             134
3/26/63                                                 Advisory Corp. (since 1998) and Nuveen
333 W. Wacker Drive                                     Advisory Corp. (since 1997); prior
Chicago, IL 60606                                       thereto, Vice President and Portfolio
                                                        Manager of Flagship Financial, Inc.


-------------------------------------------------------------------------------------------------------------------
Steven J. Krupa         Vice President         1990     Vice President of Nuveen Advisory Corp.            134
8/21/57
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------------
David J. Lamb           Vice President         2000     Vice President (since 2000) of Nuveen              140
3/22/63                                                 Investments, LLC, previously Assistant Vice
333 W. Wacker Drive                                     President (since 1999); prior thereto,
Chicago, IL 60606                                       Associate of Nuveen Investments, LLC;
                                                        Certified Public Accountant.


-------------------------------------------------------------------------------------------------------------------
Tina M. Lazar           Vice President         2002     Vice President (since 1999), previously,           140
8/27/61                                                 Assistant Vice President (since 1993) of
333 W. Wacker Drive                                     Nuveen Investments, LLC.
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------------
Larry W. Martin         Vice President and     1988     Vice President, Assistant Secretary and            140
7/27/51                 Assistant                       Assistant General Counsel of Nuveen
333 W. Wacker Drive     Secretary                       Investments, LLC; Vice President and
Chicago, IL 60606                                       Assistant Secretary of Nuveen Advisory Corp.
                                                        and Nuveen Institutional Advisory Corp.;
                                                        Assistant Secretary of Nuveen Investments,
                                                        Inc. and (since 1997) Nuveen Asset
                                                        Management, Inc.; Vice President (since
                                                        2000), Assistant Secretary and Assistant
                                                        General Counsel (since 1998) of Rittenhouse
                                                        Asset Management, Inc.; Vice President and
                                                        Assistant Secretary of Nuveen Investments
                                                        Advisers Inc. (since 2002); Assistant
                                                        Secretary of NWQ Investment Management
                                                        Company, LLC (since 2002).


-------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV     Vice President         1996     Managing Director (since 2002) of Nuveen           140
7/7/65                                                  Investments, LLC; Managing Director (since
333 W. Wacker Drive                                     1997), formerly Vice President (since 1996)
Chicago, IL 60606                                       of Nuveen Advisory Corp. and Nuveen
                                                        Institutional Advisory Corp.; Managing
                                                        Director of Nuveen Asset Management, Inc.
                                                        (since 1999). Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------------
Thomas J. O'Shaughnessy Vice President         1999     Vice President (since 2002), formerly,             134
9/4/60                                                  Assistant Vice President (since 1998), of
333 W. Wacker Drive                                     Nuveen Advisory Corp.; prior thereto,
Chicago, IL 60606                                       portfolio manager.


-------------------------------------------------------------------------------------------------------------------
Thomas C. Spalding      Vice President         1982     Vice President of Nuveen Advisory Corp. and        134
7/31/51                                                 Nuveen Institutional Advisory Corp.;
333 W. Wacker Drive                                     Chartered Financial Analyst.
Chicago, IL 60606

(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of Nuveen Institutional Advisory Corp.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

----
24

--------------------------------------------------------------------------------
  Fund Information
================================================================================


   Fund Manager          Legal Counsel               Transfer Agent and
   Nuveen Advisory Corp. Morgan, Lewis & Bockius LLP Shareholder Services
   333 West Wacker Drive Washington, D.C.            Boston Financial
   Chicago, IL 60606                                 Data Services, Inc.
                         Independent Auditors        Nuveen Investor Services
                         PricewaterhouseCoopers LLP  P.O. Box 8530
                         Chicago, IL                 Boston, MA 02266-8530
                                                     (800) 257-8787
                         Custodian
                         State Street Bank & Trust
                         Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC Yield: A standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.



================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
25

--------------------------------------------------------------------------------



                          Serving

            Investors

                                  for Generations
--------------------------------------------------------------------------------

                                  Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

                                  Building on this tradition, we today offer a range of high quality equity and fixed income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

                                  Managing $80 billion in assets, Nuveen
                                  Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

                                  To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.




Distributed by

Nuveen Investments, LLC 333 West Wacker Drive Chicago, Illinois 60606 www.nuveen.com

MAN-FL-0503D

--------------------------------------------------------------------------------


Nuveen Investments Municipal
Bond Funds
--------------------------------------------------------------------------------
                                               Annual Report dated May 31, 2003
                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

[PHOTO]



Nuveen Maryland Municipal Bond Fund
Nuveen Pennsylvania Municipal Bond Fund
Nuveen Virginia Municipal Bond Fund



[LOGO] Nuveen Investments

--

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                                                 ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

[PHOTO]

Timothy R. Schwertfeger

                                 "No one knows
                                what the future
                               will bring, which
                                is why we think
                                a well-balanced
                               portfolio ... is
                                 an important
                                 component in
                                achieving your
                                   long-term
                               financial goals."
Dear Shareholder,

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with attractive tax-free monthly income and total return. For more specific information about the performance of your Fund, please see the Portfolio Manager's Comments and Fund Spotlight sections of this report.

With interest rates at historically low levels, many have begun to wonder whether interest rates will rise, and whether that possibility should cause them to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

I'd also like to direct your attention to the inside front cover of this report, which explains the quick and easy process to begin receiving Fund reports like this via e-mail and the internet. Thousands of Nuveen Investments Fund shareholders already have signed-up, and they are getting their Fund information faster and more conveniently than ever. I urge you to consider joining them.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

July 15, 2003



                            Annual Report l Page 1

  Portfolio Manager's Comments

  Portfolio manager Paul Brennan examines economic and market conditions, key investment strategies, and the performance of the Funds. Paul, who has eleven years of investment management experience, has managed the Maryland and Virginia Funds since 1999 and assumed management responsibility for the Pennsylvania Fund in January 2003.

--------------------------------------------------------------------------------


What was the general condition of the U.S. economy and the municipal markets in these states during the twelve-month reporting period?

Nationally, the year ended May 31, 2003, was a period of slow economic growth, low inflation and low interest rates. In this environment, many fixed income investments, including municipal bonds, performed well. Insured and higher-rated bonds, in particular, showed generally strong returns as many investors sought quality in an uncertain economic environment.

The three states covered in this report presented a variety of economic and financial conditions during this twelve-month reporting period. For example, Maryland's economy has been stimulated by the vibrant Washington metro area and increased defense spending. Promising developments include renewed growth in the bioscience sector with several new facilities planned, house prices appreciating faster than the national average, and population growth that has accelerated in recent years. This good news was balanced by job losses in the retail, manufacturing and telecom sectors. Despite revenue shortfalls and expected operating deficits over the next few budgetary cycles, the state retained substantial reserves and debt levels seem manageable. As of May 31, 2003, Maryland maintained its Aaa/AAA ratings and stable outlook from both Moody's and Standard & Poor's, respectively.

Pennsylvania's economy continued to reflect the national economic slowdown. Most major industry sectors lost jobs, with only construction and services showing modest growth. The state's housing market held up well, fueled by affordability and healthy sales of existing homes. At the end of the reporting period, Pennsylvania had Aa2/AA ratings and stable outlooks from Moody's and Standard & Poor's.

Virginia's economy continued to improve during the reporting period. Employment grew, with local government and service industries leading the way. The state continues to benefit from above average home price appreciation and below average mortgage delinquencies. A sharp drop in state tax revenues coupled with expenditure pressures resulted in a nearly $2.0 billion revenue shortfall in the state's two-year (FY 2003 and FY 2004) budget. The gap was closed through a combination of cuts, use of one-time revenues and fee increases. Overall, Virginia's debt burden remained comparatively low. The state maintained its Aaa rating and negative outlook from Moody's and AAA rating and stable outlook from Standard & Poor's as of May 31, 2003.

Nationally, the municipal bond market saw record new issuance in 2002, and continued strong issuance during the first five months of 2003. New issue volume in Maryland and Virginia remained strong through the first five months of 2003, while Pennsylvania's new issue volume declined modestly when comparing January through May 2003 with the same period in 2002.

How did the Funds perform during the twelve months ended May 31, 2003?

The accompanying chart provides performance information for the Funds (Class A shares at net asset value) for the year ended May 31, 2003. The chart also compares the Funds' performances to those of their peers (as measured by their Lipper

                            Annual Report l Page 2


--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

Class A Shares -
One-Year Total Returns as of 5/31/03
--------------------------------------------------------------------------------

                Nuveen Maryland Municipal Bond Fund/1/    10.74%
                Lipper Maryland Municipal Debt Funds
                  category average/2/                      9.05%
                Lehman Brothers Municipal Bond Index/3/   10.36%
                ------------------------------------------------

                Nuveen Pennsylvania Municipal Bond
                  Fund/1/                                  9.36%
                Lipper Pennsylvania Municipal Debt Funds
                  category average/2/                      9.29%
                Lehman Brothers Municipal Bond Index/3/   10.36%
                ------------------------------------------------

                Nuveen Virginia Municipal Bond Fund/1/     9.26%
                Lipper Virginia Municipal Debt Funds
                  category average/2/                      9.22%
                Lehman Brothers Municipal Bond Index/3/   10.36%
                ------------------------------------------------

category average) and to the overall municipal bond market (as measured by the Lehman Brothers Municipal Bond Index ("Lehman Index").

All three Funds outperformed their Lipper peer group averages for the twelve-month period, while the Maryland Fund also surpassed the national Lehman Index.

In the Pennsylvania and Virginia Funds, there were two primary reasons for their underperformance relative to the Lehman Index over the reporting period. First, the Funds' total returns reflect the impact of management fees, while the Lehman Index is unmanaged. Second, both Funds had shorter durations than the Lehman Index. During a period of falling interest rates, as was the case during much of the twelve-month period, a longer duration investment generally will be expected to perform better than a shorter duration investment assuming no special circumstances in either case. As of May 31, 2003, the duration of the Lehman Index was 7.80, compared with 6.58 for the Pennsylvania Fund and
5.94 for the Virginia Fund.

In addition, several factors affected each Fund's performance: For example, the Maryland Fund was helped by holdings of bonds issued for Dimensions Health Corporation, a hospital system in Prince George's County. The valuation of these bonds benefited from the prospect of improvement in the issuer's financial position. Also helping Fund performance were inverse floating-rate securities tied to State of Maryland bonds. Generally, the prices of inverse floaters rise when interest rates decline, as was the case during much of the twelve-month reporting period.

Inverse floaters also helped the relative performance of the Virginia Fund, offsetting disappointing results from some tobacco-securitization and airline-backed holdings.

The Pennsylvania Fund benefited from investments in zero-coupon bonds, which also tend to do well during periods of falling interest rates.

What strategies did you use to manage the Funds during the reporting period?

We managed these three Funds with the same overall strategy that we use to manage all of our municipal bond funds. We followed a disciplined, research-driven approach with a view toward uncovering attractively valued bonds that we thought had above-average return potential.

During this reporting period, we sought to avoid excessive turnover in each of the portfolios. With interest rates at historic lows, we believed it generally made little sense to sell older investments issued at higher rates and buy new securities offering lower prevailing yields--reducing income and increasing our shareholders' capital gains exposure.

--------------------------------------------------------------------------------

/1/Performance figures are for Class A shares at net asset value as of May 31,
   2003. Current performance may be more or less than the performance shown. /2/For each state, the Lipper peer group averages shown represents the average annualized total return for all reporting funds for the year ended May 31, 2003. As of that date, the Lipper peer groups included 33 Maryland funds, 62 Pennsylvania funds, and 34 Virginia funds. All returns assume reinvestment of dividends and do not reflect any sales charges.
/3/The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.


                            Annual Report l Page 3

We also were watchful of the Fund's call risk. During times of low interest rates, issuers are more likely to take advantage of a bond's call feature and refinance outstanding high-coupon debt. Thus, we sought to reduce each Fund's exposure to bonds expected to be called in the near future. We were just as careful about how we reinvested the proceeds, since buying too many bonds with similar maturity or call dates might increase a Fund's reinvestment risk.

We also sought to take advantage of unique opportunities in each state.

Maryland

Throughout the period, we sought to increase our holdings in intermediate--and longer-term bonds while decreasing short-term investments. By investing in securities with more distant maturity or call dates, we wanted to take advantage of a steep yield curve--meaning that long-term bonds were offering significantly more attractive yields than shorter-term bonds. We had little trouble identifying new investment opportunities during the period, thanks to the healthy supply of new Maryland bond issues. In particular, we purchased the securities of several hospitals, a sector that represented a significant portion of the new supply.

Pennsylvania

With interest rates on municipal bonds near historic lows, we believed it was prudent to try to reduce the Fund's overall risk. Thus, we concentrated on adding insured or other high-quality bonds to the Fund. We also focused on reducing the Fund's duration as well as increasing its call protection. Trading activity was limited, though we did make a timely sale of bonds issued by Allegheny County Hospital Development Authority for West Penn Allegheny Health System. Health care securities tended to do very well during the period, and these bonds were no exception. Yet, in our opinion, this hospital system's fundamentals did not justify such rapid price appreciation. Working with Nuveen's research department, we sold the securities and reinvested the proceeds in bonds that we believed provided our shareholders with less future risk.

Virginia

As in the Maryland Fund, we looked to increase the Fund's intermediate- and long-term holdings while decreasing short-term investments. We were looking to keep duration relatively constant, while also taking advantage of the steep yield curve to provide added income opportunities for the Fund's shareholders. With a substantial number of new Virginia bonds to choose from, we took advantage of opportunities in a variety of sectors. New purchases included hospital, higher-education and government-backed securities. Although we generally favored high-quality bonds, we did invest in some nonrated issues when our research analysts identified attractive opportunities that we thought may benefit our shareholders.

What is your outlook for the municipal market and the Funds?

In the coming months, we do not expect to make major changes to the portfolios of any of these Funds. Although we think the economic growth will continue to be slow, we believe that each state's economic condition will improve as the national picture brightens. As a result, we will work to position each Fund to perform well in a stable rate environment while mitigating as much as possible the risks inherent in a fixed-income portfolio should interest rates begin to rise. We believe the tax-free income and diversification potential offered by these Funds continue to make them attractive investments.


                            Annual Report l Page 4

                            Annual Report l Page 5

     Growth of an Assumed $10,000 Investment

     Nuveen Maryland Municipal Bond Fund*

                                      [CHART]

            Nuveen Maryland        Nuveen Maryland         Lehman Brothers
               Municipal              Municipal               Municipal
           Bond Fund (Offer)       Bond Fund (NAV)           Bond Index
 5/31/93         9,580                 10,000                  10,000
 6/30/93         9,768                 10,196                  10,167
 7/31/93         9,778                 10,206                  10,180
 8/31/93         9,996                 10,434                  10,392
 9/30/93        10,109                 10,552                  10,510
10/31/93        10,118                 10,561                  10,530
11/30/93         9,982                 10,420                  10,438
12/31/93        10,157                 10,602                  10,658
 1/31/94        10,291                 10,742                  10,779
 2/28/94        10,018                 10,457                  10,500
 3/31/94         9,572                  9,992                  10,073
 4/30/94         9,582                 10,002                  10,159
 5/31/94         9,690                 10,115                  10,247
 6/30/94         9,642                 10,064                  10,184
 7/31/94         9,790                 10,219                  10,371
 8/31/94         9,811                 10,241                  10,407
 9/30/94         9,653                 10,076                  10,254
10/31/94         9,484                  9,900                  10,072
11/30/94         9,224                  9,628                   9,889
12/31/94         9,499                  9,915                  10,107
 1/31/95         9,785                 10,214                  10,396
 2/28/95        10,092                 10,534                  10,698
 3/31/95        10,207                 10,655                  10,821
 4/30/95        10,250                 10,699                  10,834
 5/31/95        10,562                 11,025                  11,180
 6/30/95        10,480                 10,940                  11,083
 7/31/95        10,555                 11,017                  11,188
 8/31/95        10,650                 11,117                  11,330
 9/30/95        10,703                 11,172                  11,402
10/31/95        10,841                 11,316                  11,567
11/30/95        11,000                 11,483                  11,759
12/31/95        11,107                 11,594                  11,872
 1/31/96        11,160                 11,650                  11,962
 2/29/96        11,097                 11,583                  11,881
 3/31/96        10,968                 11,449                  11,729
 4/30/96        10,958                 11,439                  11,696
 5/31/96        10,959                 11,440                  11,691
 6/30/96        11,036                 11,520                  11,818
 7/31/96        11,134                 11,622                  11,926
 8/31/96        11,134                 11,622                  11,924
 9/30/96        11,267                 11,761                  12,091
10/31/96        11,367                 11,865                  12,227
11/30/96        11,534                 12,040                  12,451
12/31/96        11,502                 12,006                  12,399
 1/31/97        11,502                 12,006                  12,422
 2/28/97        11,593                 12,101                  12,537
 3/31/97        11,493                 11,997                  12,370
 4/30/97        11,551                 12,058                  12,474
 5/31/97        11,689                 12,201                  12,661
 6/30/97        11,781                 12,298                  12,796
 7/31/97        12,046                 12,575                  13,151
 8/31/97        11,968                 12,493                  13,027
 9/30/97        12,085                 12,615                  13,182
10/31/97        12,157                 12,690                  13,266
11/30/97        12,216                 12,752                  13,345
12/31/97        12,370                 12,912                  13,540
 1/31/98        12,488                 13,035                  13,679
 2/28/98        12,488                 13,035                  13,683
 3/31/98        12,511                 13,060                  13,695
 4/30/98        12,453                 12,999                  13,634
 5/31/98        12,619                 13,173                  13,849
 6/30/98        12,667                 13,223                  13,903
 7/31/98        12,679                 13,235                  13,938
 8/31/98        12,859                 13,423                  14,154
 9/30/98        13,004                 13,574                  14,331
10/31/98        12,992                 13,562                  14,331
11/30/98        13,054                 13,626                  14,381
12/31/98        13,065                 13,638                  14,417
 1/31/99        13,188                 13,766                  14,589
 2/28/99        13,127                 13,703                  14,524
 3/31/99        13,127                 13,703                  14,545
 4/30/99        13,152                 13,729                  14,581
 5/31/99        13,079                 13,652                  14,497
 6/30/99        12,892                 13,457                  14,288
 7/31/99        12,905                 13,470                  14,339
 8/31/99        12,703                 13,260                  14,225
 9/30/99        12,628                 13,182                  14,230
10/31/99        12,412                 12,957                  14,077
11/30/99        12,515                 13,064                  14,226
12/31/99        12,400                 12,944                  14,119
 1/31/00        12,285                 12,823                  14,058
 2/29/00        12,466                 13,012                  14,221
 3/31/00        12,739                 13,297                  14,533
 4/30/00        12,699                 13,255                  14,447
 5/31/00        12,593                 13,145                  14,372
 6/30/00        12,895                 13,461                  14,753
 7/31/00        13,027                 13,598                  14,958
 8/31/00        13,212                 13,792                  15,188
 9/30/00        13,158                 13,735                  15,109
10/31/00        13,278                 13,860                  15,274
11/30/00        13,399                 13,986                  15,390
12/31/00        13,726                 14,328                  15,770
 1/31/01        13,806                 14,412                  15,926
 2/28/01        13,901                 14,510                  15,977
 3/31/01        14,010                 14,624                  16,121
 4/30/01        13,844                 14,451                  15,947
 5/31/01        14,024                 14,638                  16,119
 6/30/01        14,134                 14,754                  16,227
 7/31/01        14,315                 14,942                  16,467
 8/31/01        14,565                 15,204                  16,739
 9/30/01        14,468                 15,102                  16,682
10/31/01        14,622                 15,263                  16,881
11/30/01        14,509                 15,145                  16,739
12/31/01        14,396                 15,027                  16,580
 1/31/02        14,580                 15,220                  16,867
 2/28/02        14,768                 15,416                  17,071
 3/31/02        14,512                 15,149                  16,736
 4/30/02        14,745                 15,391                  17,063
 5/31/02        14,848                 15,499                  17,167
 6/30/02        15,024                 15,683                  17,348
 7/31/02        15,216                 15,883                  17,571
 8/31/02        15,393                 16,068                  17,782
 9/30/02        15,777                 16,468                  18,172
10/31/02        15,440                 16,117                  17,871
11/30/02        15,396                 16,071                  17,797
12/31/02        15,752                 16,443                  18,172
 1/31/03        15,633                 16,318                  18,126
 2/28/03        15,902                 16,599                  18,379
 3/31/03        15,887                 16,583                  18,390
 4/30/03        16,053                 16,756                  18,512
 5/31/03        16,443                 17,164                  18,946


================================================================================



     Growth of an Assumed $10,000 Investment

     Nuveen Pennsylvania Municipal Bond Fund*

                                      [CHART]

            Nuveen Pennsylvania       Nuveen Pennsylvania       Lehman Brothers
                  Municipal                 Municipal               Municipal
              Bond Fund (Offer)          Bond Fund (NAV)           Bond Index
 5/31/93           9,580                     10,000                  10,000
 6/30/93           9,765                     10,193                  10,167
 7/31/93           9,739                     10,165                  10,180
 8/31/93           9,973                     10,410                  10,392
 9/30/93          10,076                     10,518                  10,510
10/31/93          10,096                     10,539                  10,530
11/30/93          10,001                     10,440                  10,438
12/31/93          10,183                     10,630                  10,658
 1/31/94          10,290                     10,741                  10,779
 2/28/94          10,066                     10,507                  10,500
 3/31/94           9,731                     10,157                  10,073
 4/30/94           9,760                     10,188                  10,159
 5/31/94           9,839                     10,270                  10,247
 6/30/94           9,780                     10,209                  10,184
 7/31/94           9,969                     10,406                  10,371
 8/31/94           9,999                     10,438                  10,407
 9/30/94           9,851                     10,282                  10,254
10/31/94           9,692                     10,117                  10,072
11/30/94           9,521                      9,939                   9,889
12/31/94           9,755                     10,182                  10,107
 1/31/95           9,999                     10,438                  10,396
 2/28/95          10,250                     10,700                  10,698
 3/31/95          10,304                     10,755                  10,821
 4/30/95          10,314                     10,766                  10,834
 5/31/95          10,615                     11,081                  11,180
 6/30/95          10,511                     10,972                  11,083
 7/31/95          10,586                     11,050                  11,188
 8/31/95          10,714                     11,184                  11,330
 9/30/95          10,735                     11,206                  11,402
10/31/95          10,896                     11,374                  11,567
11/30/95          11,120                     11,607                  11,759
12/31/95          11,248                     11,741                  11,872
 1/31/96          11,323                     11,819                  11,962
 2/29/96          11,211                     11,702                  11,881
 3/31/96          11,026                     11,509                  11,729
 4/30/96          10,969                     11,449                  11,696
 5/31/96          11,022                     11,506                  11,691
 6/30/96          11,140                     11,629                  11,818
 7/31/96          11,249                     11,743                  11,926
 8/31/96          11,237                     11,730                  11,924
 9/30/96          11,424                     11,924                  12,091
10/31/96          11,545                     12,051                  12,227
11/30/96          11,710                     12,223                  12,451
12/31/96          11,672                     12,184                  12,399
 1/31/97          11,683                     12,195                  12,422
 2/28/97          11,794                     12,311                  12,537
 3/31/97          11,664                     12,175                  12,370
 4/30/97          11,764                     12,280                  12,474
 5/31/97          11,946                     12,469                  12,661
 6/30/97          12,082                     12,611                  12,796
 7/31/97          12,418                     12,962                  13,151
 8/31/97          12,319                     12,860                  13,027
 9/30/97          12,457                     13,004                  13,182
10/31/97          12,548                     13,099                  13,266
11/30/97          12,640                     13,194                  13,345
12/31/97          12,841                     13,404                  13,540
 1/31/98          12,969                     13,538                  13,679
 2/28/98          12,977                     13,546                  13,683
 3/31/98          13,010                     13,580                  13,695
 4/30/98          12,945                     13,512                  13,634
 5/31/98          13,149                     13,726                  13,849
 6/30/98          13,219                     13,798                  13,903
 7/31/98          13,175                     13,753                  13,938
 8/31/98          13,368                     13,954                  14,154
 9/30/98          13,523                     14,115                  14,331
10/31/98          13,479                     14,070                  14,331
11/30/98          13,524                     14,117                  14,381
12/31/98          13,541                     14,135                  14,417
 1/31/99          13,635                     14,233                  14,589
 2/28/99          13,587                     14,183                  14,524
 3/31/99          13,617                     14,214                  14,545
 4/30/99          13,673                     14,272                  14,581
 5/31/99          13,599                     14,195                  14,497
 6/30/99          13,395                     13,982                  14,288
 7/31/99          13,399                     13,986                  14,339
 8/31/99          13,178                     13,756                  14,225
 9/30/99          13,101                     13,676                  14,230
10/31/99          12,879                     13,443                  14,077
11/30/99          12,961                     13,529                  14,226
12/31/99          12,797                     13,358                  14,119
 1/31/00          12,625                     13,178                  14,058
 2/29/00          12,789                     13,350                  14,221
 3/31/00          13,104                     13,678                  14,533
 4/30/00          13,038                     13,610                  14,447
 5/31/00          12,891                     13,456                  14,372
 6/30/00          13,196                     13,774                  14,753
 7/31/00          13,461                     14,051                  14,958
 8/31/00          13,727                     14,328                  15,188
 9/30/00          13,674                     14,273                  15,109
10/31/00          13,802                     14,407                  15,274
11/30/00          13,877                     14,485                  15,390
12/31/00          14,177                     14,799                  15,770
 1/31/01          14,280                     14,906                  15,926
 2/28/01          14,384                     15,015                  15,977
 3/31/01          14,517                     15,154                  16,121
 4/30/01          14,364                     14,993                  15,947
 5/31/01          14,541                     15,179                  16,119
 6/30/01          14,706                     15,350                  16,227
 7/31/01          14,958                     15,613                  16,467
 8/31/01          15,182                     15,847                  16,739
 9/30/01          15,158                     15,822                  16,682
10/31/01          15,236                     15,904                  16,881
11/30/01          15,212                     15,879                  16,739
12/31/01          15,085                     15,747                  16,580
 1/31/02          15,269                     15,939                  16,867
 2/28/02          15,439                     16,116                  17,071
 3/31/02          15,189                     15,855                  16,736
 4/30/02          15,406                     16,081                  17,063
 5/31/02          15,471                     16,150                  17,167
 6/30/02          15,629                     16,314                  17,348
 7/31/02          15,772                     16,464                  17,571
 8/31/02          15,882                     16,578                  17,782
 9/30/02          16,177                     16,886                  18,172
10/31/02          15,947                     16,646                  17,871
11/30/02          15,900                     16,597                  17,797
12/31/02          16,211                     16,922                  18,172
 1/31/03          16,148                     16,856                  18,126
 2/28/03          16,383                     17,101                  18,379
 3/31/03          16,382                     17,100                  18,390
 4/30/03          16,555                     17,281                  18,512
 5/31/03          16,919                     17,661                  18,946




--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


     Growth of an Assumed $10,000 Investment

     Nuveen Virginia Municipal Bond Fund*

                                    [CHART]

                  Nuveen          Nuveen
                  Virginia        Virginia         Lehman
                  Municipal       Municipal        Brothers
                  Bond Fund       Bond Fund        Municipal
                  (Offer)         (NAV)            Bond Index

 5/31/1993         $ 9,580         $10,000         $10,000
 6/30/1993           9,757          10,185          10,167
 7/31/1993           9,768          10,196          10,180
 8/31/1993           9,993          10,431          10,392
 9/30/1993          10,128          10,572          10,510
10/31/1993          10,147          10,592          10,530
11/30/1993          10,047          10,488          10,438
12/31/1993          10,215          10,663          10,658
 1/31/1994          10,337          10,790          10,779
 2/28/1994          10,110          10,554          10,500
 3/31/1994           9,690          10,115          10,073
 4/30/1994           9,717          10,143          10,159
 5/31/1994           9,831          10,262          10,247
 6/30/1994           9,735          10,162          10,184
 7/31/1994           9,926          10,361          10,371
 8/31/1994           9,964          10,401          10,407
 9/30/1994           9,788          10,217          10,254
10/31/1994           9,614          10,036          10,072
11/30/1994           9,399           9,811           9,889
12/31/1994           9,653          10,076          10,107
 1/31/1995           9,947          10,383          10,396
 2/28/1995          10,228          10,677          10,698
 3/31/1995          10,288          10,739          10,821
 4/30/1995          10,296          10,747          10,834
 5/31/1995          10,616          11,082          11,180
 6/30/1995          10,504          10,964          11,083
 7/31/1995          10,574          11,038          11,188
 8/31/1995          10,676          11,144          11,330
 9/30/1995          10,735          11,206          11,402
10/31/1995          10,909          11,388          11,567
11/30/1995          11,113          11,600          11,759
12/31/1995          11,225          11,718          11,872
 1/31/1996          11,276          11,770          11,962
 2/29/1996          11,218          11,710          11,881
 3/31/1996          11,039          11,523          11,729
 4/30/1996          10,983          11,464          11,696
 5/31/1996          11,044          11,528          11,691
 6/30/1996          11,147          11,636          11,818
 7/31/1996          11,252          11,745          11,926
 8/31/1996          11,249          11,743          11,924
 9/30/1996          11,429          11,931          12,091
10/31/1996          11,536          12,041          12,227
11/30/1996          11,706          12,220          12,451
12/31/1996          11,673          12,184          12,399
 1/31/1997          11,695          12,207          12,422
 2/28/1997          11,792          12,309          12,537
 3/31/1997          11,668          12,179          12,370
 4/30/1997          11,787          12,304          12,474
 5/31/1997          11,952          12,476          12,661
 6/30/1997          12,061          12,589          12,796
 7/31/1997          12,385          12,928          13,151
 8/31/1997          12,303          12,843          13,027
 9/30/1997          12,425          12,970          13,182
10/31/1997          12,525          13,074          13,266
11/30/1997          12,602          13,155          13,345
12/31/1997          12,772          13,332          13,540
 1/31/1998          12,895          13,460          13,679
 2/28/1998          12,901          13,467          13,683
 3/31/1998          12,931          13,498          13,695
 4/30/1998          12,868          13,432          13,634
 5/31/1998          13,063          13,636          13,849
 6/30/1998          13,130          13,706          13,903
 7/31/1998          13,160          13,737          13,938
 8/31/1998          13,333          13,917          14,154
 9/30/1998          13,482          14,073          14,331
10/31/1998          13,464          14,055          14,331
11/30/1998          13,530          14,124          14,381
12/31/1998          13,548          14,142          14,417
 1/31/1999          13,650          14,248          14,589
 2/28/1999          13,617          14,214          14,524
 3/31/1999          13,621          14,218          14,545
 4/30/1999          13,662          14,261          14,581
 5/31/1999          13,580          14,175          14,497
 6/30/1999          13,410          13,998          14,288
 7/31/1999          13,414          14,002          14,339
 8/31/1999          13,268          13,850          14,225
 9/30/1999          13,223          13,802          14,230
10/31/1999          13,012          13,583          14,077
11/30/1999          13,118          13,693          14,226
12/31/1999          12,979          13,548          14,119
 1/31/2000          12,894          13,459          14,058
 2/29/2000          13,092          13,666          14,221
 3/31/2000          13,368          13,954          14,533
 4/30/2000          13,308          13,892          14,447
 5/31/2000          13,209          13,788          14,372
 6/30/2000          13,528          14,121          14,753
 7/31/2000          13,717          14,319          14,958
 8/31/2000          13,921          14,531          15,188
 9/30/2000          13,860          14,467          15,109
10/31/2000          13,971          14,584          15,274
11/30/2000          14,043          14,659          15,390
12/31/2000          14,386          15,017          15,770
 1/31/2001          14,459          15,093          15,926
 2/28/2001          14,559          15,197          15,977
 3/31/2001          14,686          15,330          16,121
 4/30/2001          14,528          15,165          15,947
 5/31/2001          14,698          15,342          16,119
 6/30/2001          14,800          15,449          16,227
 7/31/2001          14,985          15,642          16,467
 8/31/2001          15,198          15,865          16,739
 9/30/2001          15,079          15,740          16,682
10/31/2001          15,224          15,891          16,881
11/30/2001          15,131          15,794          16,739
12/31/2001          14,996          15,653          16,580
 1/31/2002          15,157          15,822          16,867
 2/28/2002          15,321          15,992          17,071
 3/31/2002          15,085          15,747          16,736
 4/30/2002          15,293          15,963          17,063
 5/31/2002          15,386          16,061          17,167
 6/30/2002          15,524          16,204          17,348
 7/31/2002          15,705          16,394          17,571
 8/31/2002          15,843          16,538          17,782
 9/30/2002          16,158          16,866          18,172
10/31/2002          15,813          16,506          17,871
11/30/2002          15,761          16,452          17,797
12/31/2002          16,118          16,825          18,172
 1/31/2003          15,962          16,661          18,126
 2/28/2003          16,236          16,948          18,379
 3/31/2003          16,226          16,938          18,390
 4/30/2003          16,427          17,148          18,512
 5/31/2003          16,811          17,548          18,946


--------------------------------------------------------------------------------
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.
*The Index Comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, from many different states, and does not reflect any initial or ongoing expenses. An index is not available for direct investment. The Nuveen Funds returns include reinvestment of all dividends and distributions, and the Funds returns at offer depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be more or less than the performance shown.

  Fund Spotlight as of 5/31/03               Nuveen Maryland Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.83   $10.84   $10.82   $10.85
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0380  $0.0315  $0.0335  $0.0400
         --------------------------------------------------------------
         Commencement Date           9/07/94  3/06/97  9/16/94  2/28/92
         --------------------------------------------------------------

                  Average Annual Total Returns as of 5/31/03/2/
                  A Shares                           NAV  Offer
                  ---------------------------------------------
                  1-Year                          10.74%  6.08%
                  ---------------------------------------------
                  5-Year                           5.44%  4.54%
                  ---------------------------------------------
                  10-Year                          5.55%  5.10%
                  ---------------------------------------------

                  B Shares                      w/o CDSC w/CDSC
                  ---------------------------------------------
                  1-Year                           9.81%  5.81%
                  ---------------------------------------------
                  5-Year                           4.66%  4.49%
                  ---------------------------------------------
                  10-Year                          4.96%  4.96%
                  ---------------------------------------------

                  C Shares                           NAV
                  ---------------------------------------------
                  1-Year                          10.08%
                  ---------------------------------------------
                  5-Year                           4.85%
                  ---------------------------------------------
                  10-Year                          4.92%
                  ---------------------------------------------

                  R Shares                           NAV
                  ---------------------------------------------
                  1-Year                          10.86%
                  ---------------------------------------------
                  5-Year                           5.63%
                  ---------------------------------------------
                  10-Year                          5.79%
                  ---------------------------------------------
                  Tax-Free Yields

                  A Shares                           NAV  Offer
                  ---------------------------------------------
                  Market Yield/3/                  4.21%  4.03%
                  ---------------------------------------------
                  SEC 30-Day Yield                 3.58%  3.43%
                  ---------------------------------------------
                  Taxable-Equivalent Yield/4/      5.23%  5.01%
                  ---------------------------------------------

                  B Shares                           NAV
                  ---------------------------------------------
                  Market Yield/3/                  3.49%
                  ---------------------------------------------
                  SEC 30-Day Yield                 2.99%
                  ---------------------------------------------
                  Taxable-Equivalent Yield/4/      4.36%
                  ---------------------------------------------

                  C Shares                           NAV
                  ---------------------------------------------
                  Market Yield/3/                  3.72%
                  ---------------------------------------------
                  SEC 30-Day Yield                 3.19%
                  ---------------------------------------------
                  Taxable-Equivalent Yield/4/      4.66%
                  ---------------------------------------------

                  R Shares                           NAV
                  ---------------------------------------------
                  Market Yield/3/                  4.42%
                  ---------------------------------------------
                  SEC 30-Day Yield                 3.94%
                  ---------------------------------------------
                  Taxable-Equivalent Yield/4/      5.75%
                  ---------------------------------------------

                            Average Annual Total Returns as of 6/30/03/2/
                            A Shares             NAV         Offer
                            ---------------------------------------------
                            1-Year             8.72%         4.18%
                            ---------------------------------------------
                            5-Year             5.22%         4.33%
                            ---------------------------------------------
                            10-Year            5.28%         4.83%
                            ---------------------------------------------

                            B Shares        w/o CDSC        w/CDSC
                            ---------------------------------------------
                            1-Year             7.91%         3.91%
                            ---------------------------------------------
                            5-Year             4.44%         4.27%
                            ---------------------------------------------
                            10-Year            4.70%         4.70%
                            ---------------------------------------------

                            C Shares             NAV
                            ---------------------------------------------
                            1-Year             8.07%
                            ---------------------------------------------
                            5-Year             4.65%
                            ---------------------------------------------
                            10-Year            4.64%
                            ---------------------------------------------

                            R Shares             NAV
                            ---------------------------------------------
                            1-Year             8.94%
                            ---------------------------------------------
                            5-Year             5.45%
                            ---------------------------------------------
                            10-Year            5.52%
                            ---------------------------------------------

Bond Credit Quality/5/
                                    [CHART]

AAA/U.S. Guaranteed  48%
AA                   22%
A                    10%
BBB                  13%
NR                    5%
BB or Lower           2%

                  Top Five Sectors/5/
                  Tax Obligation/Limited                   23%
                  --------------------------------------------
                  Healthcare                               16%
                  --------------------------------------------
                  Housing/Multifamily                      13%
                  --------------------------------------------
                  Educational and Civic Organizations      13%
                  --------------------------------------------
                  Tax Obligation/General                   12%
                  --------------------------------------------

                  Portfolio Statistics
                  Net Assets ($000)                   $105,209
                  --------------------------------------------
                  Average Effective Maturity (Years)     18.23
                  --------------------------------------------
                  Duration                                6.39
                  --------------------------------------------

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
1Paid June 2, 2003. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2003.
2Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one year total return.
3The Market Yield is an invetment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
4Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 31.5%.
5As a percentage of total holdings as of May 31, 2003. Holdings are subject to change.

                            Annual Report l Page 6

  Fund Spotlight as of 5/31/03           Nuveen Pennsylvania Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.60   $10.61   $10.57   $10.58
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0385  $0.0325  $0.0340  $0.0405
         --------------------------------------------------------------
         Commencement Date          10/29/86  2/03/97  2/02/94  2/03/97
         --------------------------------------------------------------

                  Average Annual Total Returns as of 5/31/03/2/
                  A Shares                           NAV  Offer
                  ---------------------------------------------
                  1-Year                           9.36%  4.72%
                  ---------------------------------------------
                  5-Year                           5.17%  4.27%
                  ---------------------------------------------
                  10-Year                          5.85%  5.39%
                  ---------------------------------------------

                  B Shares                      w/o CDSC w/CDSC
                  ---------------------------------------------
                  1-Year                           8.59%  4.59%
                  ---------------------------------------------
                  5-Year                           4.39%  4.22%
                  ---------------------------------------------
                  10-Year                          5.31%  5.31%
                  ---------------------------------------------

                  C Shares                           NAV
                  ---------------------------------------------
                  1-Year                           8.70%
                  ---------------------------------------------
                  5-Year                           4.56%
                  ---------------------------------------------
                  10-Year                          5.26%
                  ---------------------------------------------

                  R Shares                           NAV
                  ---------------------------------------------
                  1-Year                           9.52%
                  ---------------------------------------------
                  5-Year                           5.36%
                  ---------------------------------------------
                  10-Year                          5.97%
                  ---------------------------------------------
                  Tax-Free Yields

                  A Shares                           NAV  Offer
                  ---------------------------------------------
                  Market Yield/3/                  4.36%  4.18%
                  ---------------------------------------------
                  SEC 30-Day Yield                 3.71%  3.55%
                  ---------------------------------------------
                  Taxable-Equivalent Yield/4/      5.30%  5.07%
                  ---------------------------------------------

                  B Shares                           NAV
                  ---------------------------------------------
                  Market Yield/3/                  3.68%
                  ---------------------------------------------
                  SEC 30-Day Yield                 3.13%
                  ---------------------------------------------
                  Taxable-Equivalent Yield/4/      4.47%
                  ---------------------------------------------

                  C Shares                           NAV
                  ---------------------------------------------
                  Market Yield/3/                  3.86%
                  ---------------------------------------------
                  SEC 30-Day Yield                 3.33%
                  ---------------------------------------------
                  Taxable-Equivalent Yield/4/      4.76%
                  ---------------------------------------------

                  R Shares                           NAV
                  ---------------------------------------------
                  Market Yield/3/                  4.59%
                  ---------------------------------------------
                  SEC 30-Day Yield                 4.08%
                  ---------------------------------------------
                  Taxable-Equivalent Yield/4/      5.83%
                  ---------------------------------------------

                            Average Annual Total Returns as of 6/30/03/2/
                            A Shares             NAV         Offer
                            ---------------------------------------------
                            1-Year             7.62%         3.09%
                            ---------------------------------------------
                            5-Year             4.94%         4.04%
                            ---------------------------------------------
                            10-Year            5.59%         5.14%
                            ---------------------------------------------

                            B Shares        w/o CDSC        w/CDSC
                            ---------------------------------------------
                            1-Year             6.87%         2.87%
                            ---------------------------------------------
                            5-Year             4.16%         3.99%
                            ---------------------------------------------
                            10-Year            5.05%         5.05%
                            ---------------------------------------------

                            C Shares             NAV
                            ---------------------------------------------
                            1-Year             7.08%
                            ---------------------------------------------
                            5-Year             4.37%
                            ---------------------------------------------
                            10-Year            5.01%
                            ---------------------------------------------

                            R Shares             NAV
                            ---------------------------------------------
                            1-Year             7.88%
                            ---------------------------------------------
                            5-Year             5.14%
                            ---------------------------------------------
                            10-Year            5.72%
                            ---------------------------------------------

Bond Credit Quality/5/
                                    [CHART]

AAA/U.S. Guaranteed  53%
AA                   13%
A                     4%
BBB                  24%
NR                    5%
BB or Lower           1%

                  Top Five Sectors/5/
                  Education and Civic Organizations       24%
                  -------------------------------------------
                  U.S. Guaranteed                         12%
                  -------------------------------------------
                  Transportation                          12%
                  -------------------------------------------
                  Tax Obligation/General                  10%
                  -------------------------------------------
                  Healthcare                              10%
                  -------------------------------------------

                  Portfolio Statistics
                  Net Assets ($000)                  $162,686
                  -------------------------------------------
                  Average Effective Maturity (Years)    18.54
                  -------------------------------------------
                  Duration                               6.58
                  -------------------------------------------

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
1Paid June 2, 2003. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2003.
2Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.
3The Market Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
4Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 30%.
5As a percentage of total holdings as of May 31, 2003. Holdings are subject to change.

                            Annual Report l Page 7

  Fund Spotlight as of 5/31/03               Nuveen Virginia Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $11.06   $11.04   $11.04   $11.04
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0435  $0.0370  $0.0385  $0.0455
         --------------------------------------------------------------
         Latest Capital Gain/2/      $0.0155  $0.0155  $0.0155  $0.0155
         --------------------------------------------------------------
         Commencement Date           3/27/86  2/03/97 10/04/93  2/03/97
         --------------------------------------------------------------

                  Average Annual Total Returns as of 5/31/03/3/
                  A Shares                           NAV  Offer
                  ---------------------------------------------
                  1-Year                           9.26%  4.64%
                  ---------------------------------------------
                  5-Year                           5.18%  4.29%
                  ---------------------------------------------
                  10-Year                          5.79%  5.34%
                  ---------------------------------------------

                  B Shares                      w/o CDSC w/CDSC
                  ---------------------------------------------
                  1-Year                           8.49%  4.49%
                  ---------------------------------------------
                  5-Year                           4.38%  4.21%
                  ---------------------------------------------
                  10-Year                          5.22%  5.22%
                  ---------------------------------------------

                  C Shares                           NAV
                  ---------------------------------------------
                  1-Year                           8.67%
                  ---------------------------------------------
                  5-Year                           4.58%
                  ---------------------------------------------
                  10-Year                          5.20%
                  ---------------------------------------------

                  R Shares                           NAV
                  ---------------------------------------------
                  1-Year                           9.52%
                  ---------------------------------------------
                  5-Year                           5.38%
                  ---------------------------------------------
                  10-Year                          5.92%
                  ---------------------------------------------
                  Tax-Free Yields

                  A Shares                           NAV  Offer
                  ---------------------------------------------
                  Market Yield/4/                  4.72%  4.52%
                  ---------------------------------------------
                  SEC 30-Day Yield                 3.35%  3.21%
                  ---------------------------------------------
                  Taxable-Equivalent Yield/5/      4.93%  4.72%
                  ---------------------------------------------

                  B Shares                           NAV
                  ---------------------------------------------
                  Market Yield/4/                  4.02%
                  ---------------------------------------------
                  SEC 30-Day Yield                 2.75%
                  ---------------------------------------------
                  Taxable-Equivalent Yield/5/      4.04%
                  ---------------------------------------------

                  C Shares                           NAV
                  ---------------------------------------------
                  Market Yield/4/                  4.18%
                  ---------------------------------------------
                  SEC 30-Day Yield                 2.95%
                  ---------------------------------------------
                  Taxable-Equivalent Yield/5/      4.34%
                  ---------------------------------------------

                  R Shares                           NAV
                  ---------------------------------------------
                  Market Yield/4/                  4.95%
                  ---------------------------------------------
                  SEC 30-Day Yield                 3.70%
                  ---------------------------------------------
                  Taxable-Equivalent Yield/5/      5.44%
                  ---------------------------------------------

                            Average Annual Total Returns as of 6/30/03/3/
                            A Shares             NAV         Offer
                            ---------------------------------------------
                            1-Year             7.84%         3.30%
                            ---------------------------------------------
                            5-Year             4.98%         4.08%
                            ---------------------------------------------
                            10-Year            5.55%         5.10%
                            ---------------------------------------------

                            B Shares        w/o CDSC        w/CDSC
                            ---------------------------------------------
                            1-Year             6.98%         2.98%
                            ---------------------------------------------
                            5-Year             4.20%         4.04%
                            ---------------------------------------------
                            10-Year            4.99%         4.99%
                            ---------------------------------------------

                            C Shares             NAV
                            ---------------------------------------------
                            1-Year             7.16%
                            ---------------------------------------------
                            5-Year             4.41%
                            ---------------------------------------------
                            10-Year            4.96%
                            ---------------------------------------------

                            R Shares             NAV
                            ---------------------------------------------
                            1-Year             7.99%
                            ---------------------------------------------
                            5-Year             5.20%
                            ---------------------------------------------
                            10-Year            5.68%
                            ---------------------------------------------

Bond Credit Quality/6/
                                    [CHART]

AAA/U.S. Guaranteed  50%
AA                   19%
A                    12%
BBB                  12%
NR                    4%
BB or Lower           3%

                  Top Five Sectors/6/
                  Tax Obligation/Limited                  14%
                  -------------------------------------------
                  Water and Sewer                         12%
                  -------------------------------------------
                  Healthcare                              11%
                  -------------------------------------------
                  Tax Obligation/General                  10%
                  -------------------------------------------
                  Education and Civic Organizations       10%
                  -------------------------------------------

                  Portfolio Statistics
                  Net Assets ($000)                  $252,323
                  -------------------------------------------
                  Average Effective Maturity (Years)    18.27
                  -------------------------------------------
                  Duration                               5.94
                  -------------------------------------------

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
1Paid June 2, 2003. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2003.
2Paid December 4, 2002. Capital gains and/or ordinary income distributions are subject to federal taxation.
3Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.
4The Market Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
5Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 32%.
6As a percentage of total holdings as of May 31, 2003. Holdings are subject to change.

                            Annual Report l Page 8

Portfolio of Investments
NUVEEN MARYLAND MUNICIPAL BOND FUND
May 31, 2003

   Principal
Amount (000) Description
--------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 1.4%

    $  1,670 Puerto Rico, The Children's Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2002 Refunding,
              5.375%, 5/15/33
--------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 10.9%

             Maryland Economic Development Corporation, Student Housing Revenue Bonds, Collegiate Housing
             Foundation, University Courtyard Project, Series 1999A:
       1,250  5.750%, 6/01/19
         250  5.750%, 6/01/24

         600 Maryland Economic Development Corporation, Student Housing Revenue Bonds, University Village at
              Sheppard Pratt, Series 2001, 5.875%, 7/01/21 - ACA Insured

         500 Maryland Economic Development Corporation, Utility Infrastructure Revenue Bonds, University of
              Maryland, College Park Project, Series 2001, 5.375%, 7/01/16 - AMBAC Insured

         500 Maryland Health and Higher Educational Facilities Authority, Educational Facilities Leasehold Mortgage
              Revenue Bonds, McLean School Issue, Series 2001, 6.000%, 7/01/31

             Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Bullis School Issue,
             Series 2000:
         250  5.250%, 7/01/25 - FSA Insured
         500  5.250%, 7/01/30 - FSA Insured

             Maryland Health and Higher Educational Facilities Authority, Educational Facilities Mortgage Revenue
             Bonds Green Acres School Issue, Series 1998:
         665  5.300%, 7/01/18
       1,525  5.300%, 7/01/28

       1,000 Maryland Health and Higher Educational Facilities Authority, Revenue Refunding Bonds, Johns Hopkins
              University Issue, Series 1998, 5.125%, 7/01/20

         625 Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College
              of Art, Series 2001, 5.500%, 6/01/32

       1,500 Morgan State University, Maryland, Academic Fees and Auxiliary Facilities Fees, Revenue Refunding
              Bonds, Series 1993, 6.100%, 7/01/20 - MBIA Insured

         550 Morgan State University, Maryland, Academic and Auxiliary Fees Revenue Bonds, Series 2003A,
              5.000%, 7/01/20 - FGIC Insured

         750 University of Puerto Rico, University System Revenue Bonds, Series 2000O, 5.750%, 6/01/19 - MBIA
              Insured
--------------------------------------------------------------------------------------------------------------------
             Healthcare - 15.8%

       2,165 Gaithersburg, Maryland, Nursing Home Revenue Refunding Bonds, Shady Grove Adventist Nursing and
              Rehabilitation Center Project, Series 1992A, 6.500%, 9/01/12 - FSA Insured

       2,000 Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Kaiser Permanente,
              Series 1998A, 5.375%, 7/01/15

         750 Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland
              Medical System Issue, Series 2000, 6.750%, 7/01/30

       1,000 Maryland Health and Higher Educational Facilities Authority, Revenue Refunding Bonds, Francis Scott
              Key Medical Center Issue, Series 1993, 5.000%, 7/01/13 - FGIC Insured

         750 Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Greater Baltimore Medical
              Center, Series 2001, 5.000%, 7/01/34

         500 Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland
              Medical System, Series 2002, 6.000%, 7/01/22

       1,500 Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll County General
              Hospital, Series 2002, 5.800%, 7/01/32

       1,250 Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick Memorial
              Hospital, Series 2002, 5.125%, 7/01/35

         800 Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Union Hospital of Cecil
              County, Series 2002, 5.625%, 7/01/32

                                                                                                        Optional Call
Description                                                                                               Provisions* Ratings**
--------------------------------------------------------------------------------------------------------------------------------
Consumer Staples - 1.4%

Puerto Rico, The Children's Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2002 Refunding,  5/12 at 100.00        A-
 5.375%, 5/15/33
--------------------------------------------------------------------------------------------------------------------------------
Education and Civic Organizations - 10.9%

Maryland Economic Development Corporation, Student Housing Revenue Bonds, Collegiate Housing
Foundation, University Courtyard Project, Series 1999A:
 5.750%, 6/01/19                                                                                      6/09 at 102.00      Baa2
 5.750%, 6/01/24                                                                                      6/09 at 102.00      Baa2

Maryland Economic Development Corporation, Student Housing Revenue Bonds, University Village at        7/11 at 101.00         A
 Sheppard Pratt, Series 2001, 5.875%, 7/01/21 - ACA Insured

Maryland Economic Development Corporation, Utility Infrastructure Revenue Bonds, University of         7/11 at 100.00       AAA
 Maryland, College Park Project, Series 2001, 5.375%, 7/01/16 - AMBAC Insured

Maryland Health and Higher Educational Facilities Authority, Educational Facilities Leasehold Mortgage 7/08 at 102.00      BBB-
 Revenue Bonds, McLean School Issue, Series 2001, 6.000%, 7/01/31

Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Bullis School Issue,
Series 2000:
 5.250%, 7/01/25 - FSA Insured                                                                        1/11 at 101.00       AAA
 5.250%, 7/01/30 - FSA Insured                                                                        1/11 at 101.00       AAA

Maryland Health and Higher Educational Facilities Authority, Educational Facilities Mortgage Revenue
Bonds Green Acres School Issue, Series 1998:
 5.300%, 7/01/18                                                                                      7/06 at 102.00      BBB-
 5.300%, 7/01/28                                                                                      7/06 at 102.00      BBB-

Maryland Health and Higher Educational Facilities Authority, Revenue Refunding Bonds, Johns Hopkins    7/08 at 102.00        AA
 University Issue, Series 1998, 5.125%, 7/01/20

Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College 6/11 at 100.00      Baa1
 of Art, Series 2001, 5.500%, 6/01/32

Morgan State University, Maryland, Academic Fees and Auxiliary Facilities Fees, Revenue Refunding        No Opt. Call       AAA
 Bonds, Series 1993, 6.100%, 7/01/20 - MBIA Insured

Morgan State University, Maryland, Academic and Auxiliary Fees Revenue Bonds, Series 2003A,            7/13 at 100.00       AAA
 5.000%, 7/01/20 - FGIC Insured

University of Puerto Rico, University System Revenue Bonds, Series 2000O, 5.750%, 6/01/19 - MBIA       6/10 at 100.00       AAA
 Insured
--------------------------------------------------------------------------------------------------------------------------------
Healthcare - 15.8%

Gaithersburg, Maryland, Nursing Home Revenue Refunding Bonds, Shady Grove Adventist Nursing and          No Opt. Call       AAA
 Rehabilitation Center Project, Series 1992A, 6.500%, 9/01/12 - FSA Insured

Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Kaiser Permanente,         6/09 at 101.00         A
 Series 1998A, 5.375%, 7/01/15

Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland     7/10 at 101.00      Baa1
 Medical System Issue, Series 2000, 6.750%, 7/01/30

Maryland Health and Higher Educational Facilities Authority, Revenue Refunding Bonds, Francis Scott    7/03 at 102.00       AAA
 Key Medical Center Issue, Series 1993, 5.000%, 7/01/13 - FGIC Insured

Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Greater Baltimore Medical  7/11 at 100.00        A+
 Center, Series 2001, 5.000%, 7/01/34

Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland     7/12 at 100.00         A
 Medical System, Series 2002, 6.000%, 7/01/22

Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll County General     7/12 at 100.00      Baa1
 Hospital, Series 2002, 5.800%, 7/01/32

Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick Memorial         7/12 at 100.00        A3
 Hospital, Series 2002, 5.125%, 7/01/35

Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Union Hospital of Cecil    7/12 at 100.00        A3
 County, Series 2002, 5.625%, 7/01/32

                                                                                                           Market
Description                                                                                                 Value
-----------------------------------------------------------------------------------------------------------------
Consumer Staples - 1.4%

Puerto Rico, The Children's Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2002 Refunding,  $1,466,026
 5.375%, 5/15/33
-----------------------------------------------------------------------------------------------------------------
Education and Civic Organizations - 10.9%

Maryland Economic Development Corporation, Student Housing Revenue Bonds, Collegiate Housing
Foundation, University Courtyard Project, Series 1999A:
 5.750%, 6/01/19                                                                                       1,285,888
 5.750%, 6/01/24                                                                                         256,360

Maryland Economic Development Corporation, Student Housing Revenue Bonds, University Village at           661,494
 Sheppard Pratt, Series 2001, 5.875%, 7/01/21 - ACA Insured

Maryland Economic Development Corporation, Utility Infrastructure Revenue Bonds, University of            574,125
 Maryland, College Park Project, Series 2001, 5.375%, 7/01/16 - AMBAC Insured

Maryland Health and Higher Educational Facilities Authority, Educational Facilities Leasehold Mortgage    517,295
 Revenue Bonds, McLean School Issue, Series 2001, 6.000%, 7/01/31

Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Bullis School Issue,
Series 2000:
 5.250%, 7/01/25 - FSA Insured                                                                           270,155
 5.250%, 7/01/30 - FSA Insured                                                                           537,600

Maryland Health and Higher Educational Facilities Authority, Educational Facilities Mortgage Revenue
Bonds Green Acres School Issue, Series 1998:
 5.300%, 7/01/18                                                                                         684,777
 5.300%, 7/01/28                                                                                       1,540,006

Maryland Health and Higher Educational Facilities Authority, Revenue Refunding Bonds, Johns Hopkins     1,102,610
 University Issue, Series 1998, 5.125%, 7/01/20

Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College    651,469
 of Art, Series 2001, 5.500%, 6/01/32

Morgan State University, Maryland, Academic Fees and Auxiliary Facilities Fees, Revenue Refunding       1,918,545
 Bonds, Series 1993, 6.100%, 7/01/20 - MBIA Insured

Morgan State University, Maryland, Academic and Auxiliary Fees Revenue Bonds, Series 2003A,               605,578
 5.000%, 7/01/20 - FGIC Insured

University of Puerto Rico, University System Revenue Bonds, Series 2000O, 5.750%, 6/01/19 - MBIA          878,880
 Insured
-----------------------------------------------------------------------------------------------------------------
Healthcare - 15.8%

Gaithersburg, Maryland, Nursing Home Revenue Refunding Bonds, Shady Grove Adventist Nursing and         2,735,521
 Rehabilitation Center Project, Series 1992A, 6.500%, 9/01/12 - FSA Insured

Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Kaiser Permanente,          2,171,820
 Series 1998A, 5.375%, 7/01/15

Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland        845,423
 Medical System Issue, Series 2000, 6.750%, 7/01/30

Maryland Health and Higher Educational Facilities Authority, Revenue Refunding Bonds, Francis Scott     1,022,780
 Key Medical Center Issue, Series 1993, 5.000%, 7/01/13 - FGIC Insured

Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Greater Baltimore Medical     764,408
 Center, Series 2001, 5.000%, 7/01/34

Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland        557,580
 Medical System, Series 2002, 6.000%, 7/01/22

Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll County General      1,601,025
 Hospital, Series 2002, 5.800%, 7/01/32

Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick Memorial          1,284,775
 Hospital, Series 2002, 5.125%, 7/01/35

Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Union Hospital of Cecil       843,584
 County, Series 2002, 5.625%, 7/01/32

----
9

Portfolio of Investments
NUVEEN MARYLAND MUNICIPAL BOND FUND (continued)
May 31, 2003

   Principal
Amount (000) Description
-------------------------------------------------------------------------------------------------------------------
             Healthcare (continued)

    $  1,930 Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Kennedy Krieger Issue,
              Series 2003, 5.500%, 7/01/33

             Prince George's County, Maryland, Project and Revenue Refunding Bonds, Dimensions Health
             Corporation Issue, Series 1994:
         155  4.750%, 7/01/03
         295  4.850%, 7/01/04
       2,000  5.375%, 7/01/14

       1,000 Puerto Rico Industrial, Tourist, Educational, Medical, and Environmental Control Facilities Financing
              Authority, Hospital Revenue Bonds, Hospital Auxilio Mutuo Obligated Group Project, Series 1995A,
              6.250%, 7/01/16 - MBIA Insured
-------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 12.9%

         750 Baltimore County, Maryland, Mortgage Revenue Refunding Bonds, GNMA Collateralized, Cross Creek
              Apartments Project, Series 1998A, 5.250%, 10/20/33

       1,000 Baltimore City, Maryland, Mortgage Revenue Refunding Bonds, Series 1992, GNMA Collateralized,
              Tindeco Wharf Apartments Project, 6.700%, 12/20/28

       1,000 Howard County, Maryland, Mortgage Revenue Refunding Bonds, FHA-Insured Mortgage Loan, Howard
              Hills Townhouses Project, Series 1992, 6.400%, 7/01/24 - MBIA Insured

       2,000 Howard County, Maryland, Multifamily Housing Revenue Refunding Bonds, Chase Glen Project,
              Series 1994, 7.000%, 7/01/24 (Mandatory put 7/01/04)

         500 Maryland Department of Housing and Community Development, Housing Revenue Bonds, Series 1999A,
              5.350%, 7/01/41 (Alternative Minimum Tax)

       1,000 Maryland Department of Housing and Community Development, Housing Revenue Bonds, Series 1999B,
              6.250%, 7/01/32 (Alternative Minimum Tax)

       1,000 Maryland Department of Housing and Community Development, Multifamily Development Revenue
              Bonds, Auburn Manor Project, Series 1998 A, 5.300%, 10/01/28 (Alternative Minimum Tax)

       1,000 Montgomery County Housing Opportunities Commission, Maryland, Multifamily Housing Revenue
              Bonds, Series 1995A., 6.000%, 7/01/20

       1,420 Montgomery County Housing Opportunities Commission, Maryland, Multifamily Housing Development
              Bonds, Series 1998A, 5.250%, 7/01/29 (Alternative Minimum Tax)

       1,550 Prince George's County Housing Authority, Maryland, FHA-Insured, New Keystone Apartments,
              6.800%, 7/01/25 - MBIA Insured

         860 Prince George's County Housing Authority, Maryland, Mortgage Revenue Refunding Bonds, GNMA
              Collateralized, Foxglenn Apartments Project, Series 1998A, 5.450%, 11/20/14 (Alternative Minimum
              Tax)

       1,000 Prince George's County Housing Authority, Maryland, Mortgage Revenue Bonds, GNMA Collateralized,
              University Landing at Langley Apartments Project, Series 1999, 6.100%, 3/20/41 (Alternative
              Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 5.1%

         810 Maryland Department of Housing and Community Development, Residential Revenue Bonds,
              Series 2000B, 6.150%, 9/01/32 (Alternative Minimum Tax)

         355 Maryland Department of Housing and Community Development, Residential Revenue Bonds,
              Series 2000D, 6.250%, 9/01/32 (Alternative Minimum Tax)

       1,015 Maryland Department of Housing and Community Development, Residential Revenue Bonds, Series
              2000H, 5.800%, 9/01/32 (Alternative Minimum Tax)

       2,725 Prince George's County Housing Authority, Maryland, FHLMC/FNMA/GNMA Collateralized, Single
              Family Mortgage Revenue Bonds, Series 1997, 5.750%, 8/01/26 (Alternative Minimum Tax)

         100 Prince George's County Housing Authority, Maryland, FHLMC/FNMA/GNMA Collateralized Single
              Family Mortgage Revenue Bonds, Series 2000A, 6.150%, 8/01/19 (Alternative Minimum Tax)

                                                                                                        Optional Call
Description                                                                                               Provisions* Ratings**
--------------------------------------------------------------------------------------------------------------------------------
Healthcare (continued)

Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Kennedy Krieger Issue,     7/13 at 100.00      Baa2
 Series 2003, 5.500%, 7/01/33

Prince George's County, Maryland, Project and Revenue Refunding Bonds, Dimensions Health
Corporation Issue, Series 1994:
 4.750%, 7/01/03                                                                                        No Opt. Call        B3
 4.850%, 7/01/04                                                                                        No Opt. Call        B3
 5.375%, 7/01/14                                                                                      7/04 at 102.00        B3

Puerto Rico Industrial, Tourist, Educational, Medical, and Environmental Control Facilities Financing  1/05 at 102.00       AAA
 Authority, Hospital Revenue Bonds, Hospital Auxilio Mutuo Obligated Group Project, Series 1995A,
 6.250%, 7/01/16 - MBIA Insured
--------------------------------------------------------------------------------------------------------------------------------
Housing/Multifamily - 12.9%

Baltimore County, Maryland, Mortgage Revenue Refunding Bonds, GNMA Collateralized, Cross Creek        10/08 at 102.00       AAA
 Apartments Project, Series 1998A, 5.250%, 10/20/33

Baltimore City, Maryland, Mortgage Revenue Refunding Bonds, Series 1992, GNMA Collateralized,          6/03 at 102.00       AAA
 Tindeco Wharf Apartments Project, 6.700%, 12/20/28

Howard County, Maryland, Mortgage Revenue Refunding Bonds, FHA-Insured Mortgage Loan, Howard           7/03 at 101.50       AAA
 Hills Townhouses Project, Series 1992, 6.400%, 7/01/24 - MBIA Insured

Howard County, Maryland, Multifamily Housing Revenue Refunding Bonds, Chase Glen Project,              7/03 at 102.00      Baa2
 Series 1994, 7.000%, 7/01/24 (Mandatory put 7/01/04)

Maryland Department of Housing and Community Development, Housing Revenue Bonds, Series 1999A,         1/09 at 101.00       Aa2
 5.350%, 7/01/41 (Alternative Minimum Tax)

Maryland Department of Housing and Community Development, Housing Revenue Bonds, Series 1999B,         1/10 at 100.00       Aa2
 6.250%, 7/01/32 (Alternative Minimum Tax)

Maryland Department of Housing and Community Development, Multifamily Development Revenue             10/08 at 101.50       Aaa
 Bonds, Auburn Manor Project, Series 1998 A, 5.300%, 10/01/28 (Alternative Minimum Tax)

Montgomery County Housing Opportunities Commission, Maryland, Multifamily Housing Revenue              7/05 at 102.00       Aa2
 Bonds, Series 1995A., 6.000%, 7/01/20

Montgomery County Housing Opportunities Commission, Maryland, Multifamily Housing Development          7/08 at 101.00       Aaa
 Bonds, Series 1998A, 5.250%, 7/01/29 (Alternative Minimum Tax)

Prince George's County Housing Authority, Maryland, FHA-Insured, New Keystone Apartments,              7/03 at 101.00       AAA
 6.800%, 7/01/25 - MBIA Insured

Prince George's County Housing Authority, Maryland, Mortgage Revenue Refunding Bonds, GNMA            11/03 at 100.00       AAA
 Collateralized, Foxglenn Apartments Project, Series 1998A, 5.450%, 11/20/14 (Alternative Minimum
 Tax)

Prince George's County Housing Authority, Maryland, Mortgage Revenue Bonds, GNMA Collateralized,       9/09 at 102.00       AAA
 University Landing at Langley Apartments Project, Series 1999, 6.100%, 3/20/41 (Alternative
 Minimum Tax)
--------------------------------------------------------------------------------------------------------------------------------
Housing/Single Family - 5.1%

Maryland Department of Housing and Community Development, Residential Revenue Bonds,                   9/09 at 100.00       Aa2
 Series 2000B, 6.150%, 9/01/32 (Alternative Minimum Tax)

Maryland Department of Housing and Community Development, Residential Revenue Bonds,                   3/10 at 100.00       Aa2
 Series 2000D, 6.250%, 9/01/32 (Alternative Minimum Tax)

Maryland Department of Housing and Community Development, Residential Revenue Bonds, Series            9/10 at 100.00       Aa2
 2000H, 5.800%, 9/01/32 (Alternative Minimum Tax)

Prince George's County Housing Authority, Maryland, FHLMC/FNMA/GNMA Collateralized, Single             8/07 at 102.00       AAA
 Family Mortgage Revenue Bonds, Series 1997, 5.750%, 8/01/26 (Alternative Minimum Tax)

Prince George's County Housing Authority, Maryland, FHLMC/FNMA/GNMA Collateralized Single              8/10 at 100.00       AAA
 Family Mortgage Revenue Bonds, Series 2000A, 6.150%, 8/01/19 (Alternative Minimum Tax)

                                                                                                          Market
Description                                                                                                Value
----------------------------------------------------------------------------------------------------------------
Healthcare (continued)

Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Kennedy Krieger Issue,    $1,983,287
 Series 2003, 5.500%, 7/01/33

Prince George's County, Maryland, Project and Revenue Refunding Bonds, Dimensions Health
Corporation Issue, Series 1994:
 4.750%, 7/01/03                                                                                        151,331
 4.850%, 7/01/04                                                                                        244,467
 5.375%, 7/01/14                                                                                      1,363,460

Puerto Rico Industrial, Tourist, Educational, Medical, and Environmental Control Facilities Financing  1,089,360
 Authority, Hospital Revenue Bonds, Hospital Auxilio Mutuo Obligated Group Project, Series 1995A,
 6.250%, 7/01/16 - MBIA Insured
----------------------------------------------------------------------------------------------------------------
Housing/Multifamily - 12.9%

Baltimore County, Maryland, Mortgage Revenue Refunding Bonds, GNMA Collateralized, Cross Creek           778,065
 Apartments Project, Series 1998A, 5.250%, 10/20/33

Baltimore City, Maryland, Mortgage Revenue Refunding Bonds, Series 1992, GNMA Collateralized,          1,021,430
 Tindeco Wharf Apartments Project, 6.700%, 12/20/28

Howard County, Maryland, Mortgage Revenue Refunding Bonds, FHA-Insured Mortgage Loan, Howard           1,021,250
 Hills Townhouses Project, Series 1992, 6.400%, 7/01/24 - MBIA Insured

Howard County, Maryland, Multifamily Housing Revenue Refunding Bonds, Chase Glen Project,              2,043,200
 Series 1994, 7.000%, 7/01/24 (Mandatory put 7/01/04)

Maryland Department of Housing and Community Development, Housing Revenue Bonds, Series 1999A,           518,370
 5.350%, 7/01/41 (Alternative Minimum Tax)

Maryland Department of Housing and Community Development, Housing Revenue Bonds, Series 1999B,         1,082,170
 6.250%, 7/01/32 (Alternative Minimum Tax)

Maryland Department of Housing and Community Development, Multifamily Development Revenue              1,038,810
 Bonds, Auburn Manor Project, Series 1998 A, 5.300%, 10/01/28 (Alternative Minimum Tax)

Montgomery County Housing Opportunities Commission, Maryland, Multifamily Housing Revenue              1,049,880
 Bonds, Series 1995A., 6.000%, 7/01/20

Montgomery County Housing Opportunities Commission, Maryland, Multifamily Housing Development          1,471,333
 Bonds, Series 1998A, 5.250%, 7/01/29 (Alternative Minimum Tax)

Prince George's County Housing Authority, Maryland, FHA-Insured, New Keystone Apartments,              1,568,089
 6.800%, 7/01/25 - MBIA Insured

Prince George's County Housing Authority, Maryland, Mortgage Revenue Refunding Bonds, GNMA               860,869
 Collateralized, Foxglenn Apartments Project, Series 1998A, 5.450%, 11/20/14 (Alternative Minimum
 Tax)

Prince George's County Housing Authority, Maryland, Mortgage Revenue Bonds, GNMA Collateralized,       1,082,480
 University Landing at Langley Apartments Project, Series 1999, 6.100%, 3/20/41 (Alternative
 Minimum Tax)
----------------------------------------------------------------------------------------------------------------
Housing/Single Family - 5.1%

Maryland Department of Housing and Community Development, Residential Revenue Bonds,                     857,636
 Series 2000B, 6.150%, 9/01/32 (Alternative Minimum Tax)

Maryland Department of Housing and Community Development, Residential Revenue Bonds,                     384,785
 Series 2000D, 6.250%, 9/01/32 (Alternative Minimum Tax)

Maryland Department of Housing and Community Development, Residential Revenue Bonds, Series            1,081,584
 2000H, 5.800%, 9/01/32 (Alternative Minimum Tax)

Prince George's County Housing Authority, Maryland, FHLMC/FNMA/GNMA Collateralized, Single             2,883,295
 Family Mortgage Revenue Bonds, Series 1997, 5.750%, 8/01/26 (Alternative Minimum Tax)

Prince George's County Housing Authority, Maryland, FHLMC/FNMA/GNMA Collateralized Single                107,936
 Family Mortgage Revenue Bonds, Series 2000A, 6.150%, 8/01/19 (Alternative Minimum Tax)

----
10

   Principal
Amount (000) Description
--------------------------------------------------------------------------------------------------------------------
             Industrials - 0.5%

    $    500 Northeast Maryland Waste Disposal Authority, Resource Recovery Revenue Bonds, Baltimore RESCO
              Retrofit Project, Series 1998, 4.750%, 1/01/12 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 2.6%

         500 Carroll County, Maryland, Revenue Refunding Bonds, EMA Obligated Group Issue, Fairhaven and
              Copper Ridge, Series 1999A, 5.500%, 1/01/19 - RAAI Insured

         500 Carroll County, Maryland, Revenue Refunding Bonds, EMA Obligated Group Issue, Fairhaven and
              Copper Ridge, Series 1999A, 5.625%, 1/01/25 - RAAI Insured

       1,650 Maryland Economic Development Corporation, Revenue Bonds, Health and Mental Hygiene Providers
              Facilities Acquisition Program, Series 1996A, 7.625%, 4/01/21
--------------------------------------------------------------------------------------------------------------------
             Materials - 1.5%

       1,500 Mayor and City Council of Baltimore, Maryland, Port Facilities Revenue Bonds, Consolidation Coal Sales
              Company Project, Series 1984B, 6.500%, 10/01/11
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 11.5%

       1,000 Baltimore County Metropolitan District, Maryland, General Obligation Bonds, 67th Issue, Series 2001,
              5.000%, 6/01/25

       1,250 Baltimore County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2002,
              5.000%, 8/01/18

             Frederick County, Maryland, General Obligation Public Facilities Bonds, Series 2002:
       1,250  5.000%, 11/01/20
       1,250  5.000%, 11/01/21

         500 Frederick County, Maryland, Special Obligation Bonds, Villages of Lake Linganore Community
              Development Authority, Series 2001A, 5.600%, 7/01/20 - RAAI Insured

       1,000 Howard County, Maryland, General Obligation Public Improvement Project and Refunding Bonds,
              Series 2002A, 5.250%, 8/15/18

       3,000 Maryland, State and Local Facilities, PA-816-R RITES, Series 2001, 13.230%, 3/01/15 (IF)

         300 Northern Mariana Islands, General Obligation Bonds, Series 2000A, 6.000%, 6/01/20 - ACA Insured
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 22.0%

       1,250 Anne Arundel County, Maryland, Special Obligation Bonds, Arundel Mills Project, Series 1999,
              7.100%, 7/01/29

         730 Anne Arundel County, Maryland, Tax Increment Financing Revenue Bonds, Parole Town Center
              Project, Series 2002, 5.000%, 7/01/12

       1,000 Mayor and City Council of Baltimore, Maryland, Certificates of Participation, Emergency
              Telecommunications Facilities. Series 1997A, 5.000%, 10/01/17 - AMBAC Insured

       1,500 Mayor and City Council of Baltimore, Maryland, Convention Center Revenue Refunding Bonds,
              Series 1998, 5.000%, 9/01/19 - MBIA Insured

       1,000 Baltimore Board of School Commissioners, Maryland, City Public School System Revenue Bonds,
              Series 2003A, 5.000%, 5/01/17 (WI, settling 6/05/03)

       1,110 Maryland Department of Housing and Community Development, Infrastructure Financing Bonds,
              Series 2000A, 5.875%, 6/01/30 - MBIA Insured

       1,750 Maryland Department of Transportation, County Transportation Revenue Bonds, Series 2002,
              5.500%, 2/01/16

         935 Maryland Economic Development Corporation, Lease Revenue Bonds, Maryland Department of
              Transportation Headquarters Building, Series 2002, 5.375%, 6/01/19

         650 Maryland Economic Development Corporation, Lease Revenue Bonds, Montgomery County Town
              Square Parking Garage Project, Series 2002A, 5.000%, 9/15/16

         835 Maryland Department of Transportation, Project Certificates of Participation, Mass Transit
              Administration Project, Series 2000, 5.500%, 10/15/18 (Alternative Minimum Tax)

                                                                                                         Optional Call
Description                                                                                                Provisions* Ratings**
---------------------------------------------------------------------------------------------------------------------------------
Industrials - 0.5%

Northeast Maryland Waste Disposal Authority, Resource Recovery Revenue Bonds, Baltimore RESCO           1/09 at 101.00       BBB
 Retrofit Project, Series 1998, 4.750%, 1/01/12 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------------------
Long-Term Care - 2.6%

Carroll County, Maryland, Revenue Refunding Bonds, EMA Obligated Group Issue, Fairhaven and             1/09 at 101.00        AA
 Copper Ridge, Series 1999A, 5.500%, 1/01/19 - RAAI Insured

Carroll County, Maryland, Revenue Refunding Bonds, EMA Obligated Group Issue, Fairhaven and             1/09 at 101.00        AA
 Copper Ridge, Series 1999A, 5.625%, 1/01/25 - RAAI Insured

Maryland Economic Development Corporation, Revenue Bonds, Health and Mental Hygiene Providers           4/11 at 102.00       N/R
 Facilities Acquisition Program, Series 1996A, 7.625%, 4/01/21
---------------------------------------------------------------------------------------------------------------------------------
Materials - 1.5%

Mayor and City Council of Baltimore, Maryland, Port Facilities Revenue Bonds, Consolidation Coal Sales 10/03 at 102.00       AA-
 Company Project, Series 1984B, 6.500%, 10/01/11
---------------------------------------------------------------------------------------------------------------------------------
Tax Obligation/General - 11.5%

Baltimore County Metropolitan District, Maryland, General Obligation Bonds, 67th Issue, Series 2001,    6/11 at 101.00       AAA
 5.000%, 6/01/25

Baltimore County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2002,      8/12 at 100.00       AAA
 5.000%, 8/01/18

Frederick County, Maryland, General Obligation Public Facilities Bonds, Series 2002:
 5.000%, 11/01/20                                                                                     11/12 at 101.00        AA
 5.000%, 11/01/21                                                                                     11/12 at 101.00        AA

Frederick County, Maryland, Special Obligation Bonds, Villages of Lake Linganore Community              7/10 at 102.00        AA
 Development Authority, Series 2001A, 5.600%, 7/01/20 - RAAI Insured

Howard County, Maryland, General Obligation Public Improvement Project and Refunding Bonds,             2/12 at 100.00       AAA
 Series 2002A, 5.250%, 8/15/18

Maryland, State and Local Facilities, PA-816-R RITES, Series 2001, 13.230%, 3/01/15 (IF)                  No Opt. Call       Aaa

Northern Mariana Islands, General Obligation Bonds, Series 2000A, 6.000%, 6/01/20 - ACA Insured         6/10 at 100.00         A
---------------------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited - 22.0%

Anne Arundel County, Maryland, Special Obligation Bonds, Arundel Mills Project, Series 1999,            7/09 at 102.00       N/R
 7.100%, 7/01/29

Anne Arundel County, Maryland, Tax Increment Financing Revenue Bonds, Parole Town Center                  No Opt. Call       N/R
 Project, Series 2002, 5.000%, 7/01/12

Mayor and City Council of Baltimore, Maryland, Certificates of Participation, Emergency                10/07 at 102.00       AAA
 Telecommunications Facilities. Series 1997A, 5.000%, 10/01/17 - AMBAC Insured

Mayor and City Council of Baltimore, Maryland, Convention Center Revenue Refunding Bonds,               9/08 at 102.00       AAA
 Series 1998, 5.000%, 9/01/19 - MBIA Insured

Baltimore Board of School Commissioners, Maryland, City Public School System Revenue Bonds,             5/13 at 100.00       AA+
 Series 2003A, 5.000%, 5/01/17 (WI, settling 6/05/03)

Maryland Department of Housing and Community Development, Infrastructure Financing Bonds,               6/10 at 101.00       Aaa
 Series 2000A, 5.875%, 6/01/30 - MBIA Insured

Maryland Department of Transportation, County Transportation Revenue Bonds, Series 2002,                  No Opt. Call        AA
 5.500%, 2/01/16

Maryland Economic Development Corporation, Lease Revenue Bonds, Maryland Department of                  6/12 at 100.50       AA+
 Transportation Headquarters Building, Series 2002, 5.375%, 6/01/19

Maryland Economic Development Corporation, Lease Revenue Bonds, Montgomery County Town                  9/12 at 100.00       AA+
 Square Parking Garage Project, Series 2002A, 5.000%, 9/15/16

Maryland Department of Transportation, Project Certificates of Participation, Mass Transit             10/10 at 101.00       AA+
 Administration Project, Series 2000, 5.500%, 10/15/18 (Alternative Minimum Tax)

                                                                                                           Market
Description                                                                                                 Value
-----------------------------------------------------------------------------------------------------------------
Industrials - 0.5%

Northeast Maryland Waste Disposal Authority, Resource Recovery Revenue Bonds, Baltimore RESCO          $  498,585
 Retrofit Project, Series 1998, 4.750%, 1/01/12 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------
Long-Term Care - 2.6%

Carroll County, Maryland, Revenue Refunding Bonds, EMA Obligated Group Issue, Fairhaven and               542,115
 Copper Ridge, Series 1999A, 5.500%, 1/01/19 - RAAI Insured

Carroll County, Maryland, Revenue Refunding Bonds, EMA Obligated Group Issue, Fairhaven and               537,415
 Copper Ridge, Series 1999A, 5.625%, 1/01/25 - RAAI Insured

Maryland Economic Development Corporation, Revenue Bonds, Health and Mental Hygiene Providers           1,698,576
 Facilities Acquisition Program, Series 1996A, 7.625%, 4/01/21
-----------------------------------------------------------------------------------------------------------------
Materials - 1.5%

Mayor and City Council of Baltimore, Maryland, Port Facilities Revenue Bonds, Consolidation Coal Sales  1,536,375
 Company Project, Series 1984B, 6.500%, 10/01/11
-----------------------------------------------------------------------------------------------------------------
Tax Obligation/General - 11.5%

Baltimore County Metropolitan District, Maryland, General Obligation Bonds, 67th Issue, Series 2001,    1,063,520
 5.000%, 6/01/25

Baltimore County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2002,      1,391,263
 5.000%, 8/01/18

Frederick County, Maryland, General Obligation Public Facilities Bonds, Series 2002:
 5.000%, 11/01/20                                                                                      1,372,925
 5.000%, 11/01/21                                                                                      1,362,563

Frederick County, Maryland, Special Obligation Bonds, Villages of Lake Linganore Community                549,270
 Development Authority, Series 2001A, 5.600%, 7/01/20 - RAAI Insured

Howard County, Maryland, General Obligation Public Improvement Project and Refunding Bonds,             1,127,530
 Series 2002A, 5.250%, 8/15/18

Maryland, State and Local Facilities, PA-816-R RITES, Series 2001, 13.230%, 3/01/15 (IF)                4,940,010

Northern Mariana Islands, General Obligation Bonds, Series 2000A, 6.000%, 6/01/20 - ACA Insured           326,304
-----------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited - 22.0%

Anne Arundel County, Maryland, Special Obligation Bonds, Arundel Mills Project, Series 1999,            1,370,488
 7.100%, 7/01/29

Anne Arundel County, Maryland, Tax Increment Financing Revenue Bonds, Parole Town Center                  744,658
 Project, Series 2002, 5.000%, 7/01/12

Mayor and City Council of Baltimore, Maryland, Certificates of Participation, Emergency                 1,109,110
 Telecommunications Facilities. Series 1997A, 5.000%, 10/01/17 - AMBAC Insured

Mayor and City Council of Baltimore, Maryland, Convention Center Revenue Refunding Bonds,               1,643,580
 Series 1998, 5.000%, 9/01/19 - MBIA Insured

Baltimore Board of School Commissioners, Maryland, City Public School System Revenue Bonds,             1,114,560
 Series 2003A, 5.000%, 5/01/17 (WI, settling 6/05/03)

Maryland Department of Housing and Community Development, Infrastructure Financing Bonds,               1,287,334
 Series 2000A, 5.875%, 6/01/30 - MBIA Insured

Maryland Department of Transportation, County Transportation Revenue Bonds, Series 2002,                2,118,620
 5.500%, 2/01/16

Maryland Economic Development Corporation, Lease Revenue Bonds, Maryland Department of                  1,056,204
 Transportation Headquarters Building, Series 2002, 5.375%, 6/01/19

Maryland Economic Development Corporation, Lease Revenue Bonds, Montgomery County Town                    730,301
 Square Parking Garage Project, Series 2002A, 5.000%, 9/15/16

Maryland Department of Transportation, Project Certificates of Participation, Mass Transit                916,296
 Administration Project, Series 2000, 5.500%, 10/15/18 (Alternative Minimum Tax)

----
11

Portfolio of Investments
NUVEEN MARYLAND MUNICIPAL BOND FUND (continued)
May 31, 2003

   Principal                                            Optional Call               Market
Amount (000) Description                                  Provisions* Ratings**      Value
------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  1,760 Maryland Stadium Authority, Convention   12/04 at 102.00       AAA $1,909,019
              Center Expansion Lease Revenue Bonds,
              Series 1994, 5.875%, 12/15/12 - AMBAC
              Insured

       1,540 Maryland Stadium Authority, Montgomery    6/13 at 100.00       AA+  1,659,042
              County Conference Center Facilities,
              Lease Revenue Bonds, Series 2003,
              5.000%, 6/15/22

       1,470 Montgomery County, Maryland, Lease        6/12 at 100.00        AA  1,581,940
              Revenue Bonds, Metrorail Garage
              Projects, Series 2002, 5.000%, 6/01/21

         500 Montgomery County, Maryland, Special      7/12 at 101.00        AA    546,030
              Obligation Bonds, West Germantown
              Development District, Senior Series
              2002A, 5.375%, 7/01/20 - RAAI Insured

         500 New Baltimore City Board of School       11/10 at 100.00       AA+    564,730
              Commissioners, Maryland, School System
              Revenue Bonds, Series 2000, 5.125%,
              11/01/15

         700 Puerto Rico Highway and Transportation      No Opt. Call       AAA    847,413
              Authority, Highway Revenue Bonds,
              Series 2003AA, 5.500%, 7/01/19 - MBIA
              Insured

       1,000 Puerto Rico Municipal Finance Agency,     8/12 at 100.00       AAA  1,110,100
              2002 Series A, 5.250%, 8/01/21 - FSA
              Insured

       1,500 Virgin Islands Public Finance            10/10 at 101.00      BBB-  1,729,410
              Authority, Revenue Bonds, Virgin
              Islands Gross Receipts Taxes Loan
              Note, Series 1999A, 6.500%, 10/01/24

       1,000 Washington Suburban Sanitary District,    6/07 at 100.00       AAA  1,108,250
              Montgomery and Prince George's
              Counties, Maryland, General
              Construction Bonds, Series 1997,
              5.125%, 6/01/19
------------------------------------------------------------------------------------------
             Transportation - 2.0%

       1,000 Maryland Transportation Authority,        7/03 at 100.00        A+  1,003,460
              Revenue Bonds, Transportation
              Facilities Projects, Series 1992,
              5.750%, 7/01/15

         500 Puerto Rico Ports Authority, Special      6/06 at 102.00      Caa2    195,015
              Facilities Revenue Bonds, American
              Airlines, Inc. Project, Series 1996A,
              6.250%, 6/01/26 (Alternative Minimum
              Tax)

         900 District of Columbia Metropolitan Area    1/04 at 102.00       AAA    935,874
              Transit Authority, Gross Revenue
              Refunding Transit Bonds, Series 1993,
              5.250%, 7/01/14 - FGIC Insured
------------------------------------------------------------------------------------------
             U.S. Guaranteed - 6.5%

         750 Baltimore, Maryland, Water Projects and   7/08 at 101.00       AAA    835,620
              Revenue Refunding Bonds, Series 1998A,
              5.000%, 7/01/28 - FGIC Insured

         665 Baltimore, Maryland, Water Projects and     No Opt. Call       AAA    747,407
              Revenue Refunding Bonds, Series 1994A,
              5.000%, 7/01/24 - FGIC Insured

         250 Baltimore, Maryland, Water Projects and   7/10 at 100.00       AAA    304,587
              Revenue Refunding Bonds, Series 2000A,
              6.000%, 7/01/19 (Pre-refunded to
              7/01/10) - FSA Insured

             Puerto Rico, The Children's Trust Fund,
             Tobacco Settlement Asset-Backed Bonds,
             Series 2000:
         980  5.750%, 7/01/20 (Pre-refunded to         7/10 at 100.00       AAA  1,100,942
              7/01/10)
         250  6.000%, 7/01/26 (Pre-refunded to         7/10 at 100.00       AAA    305,858
              7/01/10)

       1,085 Maryland Transportation Authority,          No Opt. Call       AAA  1,355,002
              Revenue Refunding Bonds,
              Transportation Facilities Project,
              First Series 1978, 6.800%, 7/01/16

             Puerto Rico Infrastructure Financing
             Authority, Special Obligation Bonds,
             Series 2000A:
         750  5.500%, 10/01/20                        10/10 at 101.00       AAA    863,175
       1,175  5.500%, 10/01/40                        10/10 at 101.00       AAA  1,332,168
------------------------------------------------------------------------------------------
             Utilities - 2.4%

       1,000 Maryland Energy Financing                 9/05 at 102.00       N/R  1,026,570
              Administration, Limited Obligation
              Cogeneration Revenue Bonds, AES
              Warrior Run Project, Series 1995,
              7.400%, 9/01/19 (Alternative Minimum
              Tax)

       1,500 Prince George's County, Maryland,         7/03 at 102.00        A1  1,534,485
              Pollution Control Revenue Refunding
              Bonds, Potomac Electric Project, 1993
              Series, 6.375%, 1/15/23

----
12

   Principal                                            Optional Call                 Market
Amount (000) Description                                  Provisions* Ratings**        Value
--------------------------------------------------------------------------------------------
             Water and Sewer - 0.5%

    $    335 Baltimore, Maryland, Water Projects and     No Opt. Call       AAA $    374,493
              Revenue Refunding Bonds, Series 1994A,
              5.000%, 7/01/24 - FGIC Insured

         100 Maryland State Energy Financing          12/06 at 102.00        A-      108,522
              Administration, Solid Waste Disposal,
              Revenue Bonds, Wheelabrator Water
              Projects Baltimore LLC, Series 1996,
              6.450%, 12/01/16 (Alternative Minimum
              Tax)
--------------------------------------------------------------------------------------------
    $ 92,485 Total Long-Term Investments (cost                                   100,577,525
              $93,802,042) - 95.6%
--------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 1.9%

       2,000 Maryland Economic Development                               VMIG-1    2,000,000
              Corporation, Economic Development
              Revenue Bonds, American Societies,
              Variable Rate Demand Obligations,
              Series 2002A, 1.300%, 7/01/30+
--------------------------------------------------------------------------------------------
    $  2,000 Total Short-Term Investments (cost                                    2,000,000
              $2,000,000)
--------------------------------------------------------------------------------------------
------------
             Total Investments (cost $95,802,042) -                              102,577,525
              97.5%

             ------------------------------------------------------------------------------
             Other Assets Less Liabilities - 2.5%                                  2,631,285

             ------------------------------------------------------------------------------
             Net Assets - 100%                                                  $105,208,810

             ------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent auditors):
              Using the higher of Standard & Poor's or Moody's rating.
          (IF)Inverse floating rate security.
           N/RInvestment is not rated.
          (WI)Security purchased on a when-issued basis.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.




                                See accompanying notes to financial statements.

----
13

Portfolio of Investments
NUVEEN PENNSYLVANIA MUNICIPAL BOND FUND
May 31, 2003

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 23.5%

    $  4,000 Allegheny County Higher Education Building Authority,           No Opt. Call       AA- $      4,011,800
              Pennsylvania, Revenue Bonds, Carnegie Mellon University,
              Series 2002, 5.450%, 3/01/27

       3,000 Allegheny County Higher Education Building Authority,         2/06 at 102.00      Baa3        3,098,820
              Pennsylvania, College Revenue Bonds, Robert Morris
              College, Series 1996A, 6.250%, 2/15/26

       1,190 Allegheny County Higher Education Building Authority,           No Opt. Call      Baa3        1,255,486
              Pennsylvania, College Revenue Refunding Bonds, Robert
              Morris College, Series 1998A, 5.500%, 5/01/15

       1,300 Chester County Health and Education Facilities Authority,    10/08 at 102.00      BBB-        1,346,644
              Pennsylvania, College Revenue Bonds, Immaculata College,
              Series 1998, 5.600%, 10/15/18

       2,050 Chester County Health and Education Facilities Authority,    10/08 at 102.00      BBB-        2,088,212
              Pennsylvania, College Revenue Bonds, Immaculata College,
              Series 1998, 5.625%, 10/15/27

       4,015 Delaware County Authority, Pennsylvania, College Revenue     10/08 at 100.00      BBB-        3,980,431
              Refunding Bonds, Neumann College, Series 1998A, 5.375%,
              10/01/26

       6,075 Delaware County Authority, Pennsylvania, Student Housing      7/10 at 102.00       N/R        6,122,446
              Revenue Bonds, Collegiate Housing Foundation, Eastern
              College Project, Series 2000A, 8.250%, 7/01/29

       4,150 Pennsylvania Higher Educational Facilities Authority,         4/08 at 102.00      BBB-        4,263,046
              Geneva College Revenue Bonds, Series 1998, 5.375%, 4/01/15

       3,000 Pennsylvania Higher Educational Facilities Authority,         5/09 at 100.00        A-        3,271,290
              Drexel University Revenue Bonds, Series 1999, 6.000%,
              5/01/29

       7,000 Pennsylvania State University Bonds, Series 2002 Refunding,     No Opt. Call        AA        8,291,220
              5.250%, 8/15/13

         500 Union County Higher Educational Facilities Financing          4/13 at 100.00       Aa3          550,170
              Authority, Pennsylvania, Revenue Bonds, Bucknell
              University, Series 2002A, 5.250%, 4/01/22
--------------------------------------------------------------------------------------------------------------------
             Energy - 2.3%

       3,500 Pennsylvania Economic Development Financing Authority, Sun   12/04 at 102.00       BBB        3,709,020
              Company, Inc./R&M Project, Series 1994A, 7.600%, 12/01/24
              (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Healthcare - 9.7%

       2,500 Chester County Health and Educational Facilities Authority,   5/08 at 101.00       AA-        2,575,925
              Pennsylvania, Health System Revenue Bonds, Jefferson
              Health System, Series 1997B, 5.375%, 5/15/27

             Columbia County Hospital Authority, Pennsylvania, Health
             Care Revenue Bonds, Bloomsburg Hospital Obligated Group
             Project, Series 1999:
       3,735  5.850%, 6/01/24                                              6/09 at 100.00      BBB-        3,168,251
       1,000  5.900%, 6/01/29                                              6/09 at 100.00      BBB-          831,220

       1,585 Jeannette, Pennsylvania, Health Services Authority Hospital  11/06 at 102.00         B        1,428,561
              Revenue Bonds, Jeannette District Memorial Hospital,
              Series 1996A, 6.000%, 11/01/18

       1,985 Philadelphia Hospitals and Higher Education Facilities       11/03 at 101.00       BBB        1,992,424
              Authority, Pennsylvania, Hospital Revenue Refunding Bonds,
              Chestnut Hill Hospital, Series 1992, 6.500%, 11/15/22

       2,500 Philadelphia Hospitals and Higher Education Facilities        7/07 at 102.00       BBB        2,497,475
              Authority, Pennsylvania, Hospital Revenue Refunding Bonds,
              Jeanes Hospital Project, Series 1997, 5.875%, 7/01/17

             Pottsville Hospital Authority, Pennsylvania, Hospital
             Revenue Bonds, Pottsville Hospital and Warne Clinic, Series
             1998:
       1,265  5.250%, 7/01/10                                                No Opt. Call      BBB-        1,209,403
       2,250  5.625%, 7/01/24                                              7/08 at 100.00      BBB-        1,996,853
--------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 1.2%

         500 Bucks County Redevelopment Authority, Pennsylvania,           8/03 at 100.00       AAA          500,705
              Mortgage Revenue Refunding Bonds, Warminster Heights
              Section 8 Assisted FHA-Insured Project, Series 1992A,
              6.875%, 8/01/23

       1,360 Delaware County Industrial Development Authority,               No Opt. Call       AAA        1,472,635
              Pennsylvania, Multifamily Housing Revenue Bonds, Dare
              Townhouses Project, Series 2002A, 4.850%, 4/01/12
              (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 5.6%

         695 Allegheny County Residential Finance Authority,                 No Opt. Call       Aaa          147,722
              Pennsylvania, Single Family Mortgage Revenue Bonds, Series
              1994Z, 0.000%, 5/01/27 (Alternative Minimum Tax)

----
14

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Housing/Single Family (continued)

    $  2,500 Pennsylvania Housing Finance Agency, Single Family Mortgage   4/06 at 102.00       AA+ $      2,678,375
              Revenue Bonds, Series 1996-50A, 6.000%, 10/01/13

       1,705 Pennsylvania Housing Finance Agency, Single Family Mortgage   4/06 at 102.00       AA+        1,796,235
              Revenue Bonds, Series 1996-51, 6.375%, 4/01/28
              (Alternative Minimum Tax)

       1,565 Pittsburgh Urban Redevelopment Authority, Pennsylvania,       8/05 at 102.00         A        1,614,078
              Home Improvement Loan Bonds, Series 1995A, 6.375%, 8/01/18
              (Alternative Minimum Tax)

         995 Pittsburgh Urban Redevelopment Authority, Pennsylvania,       4/06 at 102.00       AAA        1,039,079
              Mortgage Revenue Bonds, Series 1996D, 6.250%, 10/01/17

         765 Pittsburgh Urban Redevelopment Authority, Pennsylvania,       4/07 at 102.00       AAA          819,606
              Mortgage Revenue Bonds, Series 1997A, 6.200%, 10/01/21
              (Alternative Minimum Tax)

       1,055 Pittsburgh Urban Redevelopment Authority, Pennsylvania,       4/04 at 102.00       AAA        1,089,288
              Mortgage Revenue Bonds, Series 1994A, 6.625%, 4/01/22
              (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Industrials - 2.6%

       3,000 Delaware County Industrial Development Authority,             1/08 at 102.00       BBB        3,095,340
              Pennsylvania, Resource Recovery Revenue Bonds, Series
              1997A Refunding, 6.200%, 7/01/19

       1,000 Pennsylvania Industrial Development Authority, Economic       7/12 at 101.00       AAA        1,146,210
              Development Revenue Bonds, Series 2002, 5.500%, 7/01/19 -
              AMBAC Insured
--------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 4.8%

       2,770 Allegheny County Residential Finance Authority,              10/05 at 100.00       AAA        2,907,807
              Pennsylvania, Mortgage Revenue Bonds,
              FHA-Insured Mortgage, Ladies Grand Army of the Republic
              Health Facility Project, Series 1995G, 6.350%, 10/01/36

       1,000 Butler County Industrial Development Authority,               6/03 at 102.00         A        1,022,980
              Pennsylvania, Health Center Revenue Refunding Bonds,
              Pittsburgh Lifetime Care Community Sherwood Oaks Project,
              Series 1993, 5.750%, 6/01/16 (Pre- refunded to 6/23/03)

             Chester County Health and Educational Facilities Authority,
             Pennsylvania, Mortgage Revenue Refunding Bonds, Tel Hai
             Obligated Group Project, Series 1998:
       1,000  5.400%, 6/01/18                                             12/08 at 100.00       BBB          917,010
       1,100  5.500%, 6/01/25                                             12/08 at 100.00       BBB          974,534

       2,000 Montgomery County Higher Education and Health Authority,      1/06 at 101.00       BBB        2,003,000
              Pennsylvania, Mortgage Revenue Bonds, Waverly Heights
              Project, Series 1996, 6.375%, 1/01/26
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 10.1%

       1,000 Central Bucks County School District, Pennsylvania, General   5/13 at 100.00       Aaa        1,070,000
              Obligation Bonds, Series 2003, 5.000%, 5/15/23 - MBIA
              Insured

       1,215 Centre County, Pennsylvania, General Obligation Bonds,        7/13 at 100.00       Aaa        1,388,235
             Series 2003, 5.250%, 7/01/17 - MBIA Insured

             Chichester School District, Delaware County, Pennsylvania,
             General Obligation Bonds, Series 1999:
       3,125  0.000%, 3/01/26 - FGIC Insured                                 No Opt. Call       AAA        1,049,156
       3,125  0.000%, 3/01/27 - FGIC Insured                                 No Opt. Call       AAA          998,844
       3,125  0.000%, 3/01/28 - FGIC Insured                                 No Opt. Call       AAA          944,000
       3,125  0.000%, 3/01/29 - FGIC Insured                                 No Opt. Call       AAA          892,688

             Girard School District, Erie County, Pennsylvania, General
             Obligation Bonds, Series 1999B:
       1,645  0.000%, 11/01/26 - FGIC Insured                                No Opt. Call       AAA          533,770
       1,635  0.000%, 11/01/28 - FGIC Insured                                No Opt. Call       AAA          476,390

       4,875 McKeesport Area School District, Allegheny County,              No Opt. Call       AAA        1,783,080
              Pennsylvania, General Obligation Bonds, Series 1997D,
              0.000%, 10/01/24 - MBIA Insured

       2,195 Montour School District, Allegheny County, Pennsylvania,        No Opt. Call       AAA        1,470,496
              General Obligation Bonds, Series 1993B, 0.000%, 1/01/14 -
              MBIA Insured

             Plum Borough School District, Allegheny County,
             Pennsylvania, General Obligation Bonds, Series 2001:
       1,745  5.200%, 9/15/23 - FGIC Insured                               9/11 at 100.00       AAA        1,882,227
       3,700  5.250%, 9/15/30 - FGIC Insured                               9/11 at 100.00       AAA        3,974,503

----
15

Portfolio of Investments
NUVEEN PENNSYLVANIA MUNICIPAL BOND FUND (continued)
May 31, 2003

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 6.3%

    $  4,500 Allegheny County Industrial Development Authority,           11/12 at 100.00       AAA $4,737,060
              Pennsylvania, Revenue Bonds, Guaranteed County Building
              Project, Series 2002A, 5.000%, 11/01/29 - MBIA Insured

       1,000 Allegheny County Redevelopment Authority, Pennsylvania, Tax  12/10 at 101.00       N/R  1,111,870
              Increment Finance Bonds, Waterfront Project, Series 2000A,
              6.300%, 12/15/18

         775 Delaware Valley Regional Finance Authority, Pennsylvania,       No Opt. Call       Aa2    942,912
              Local Government Revenue Bonds, Series 2002, 5.750%,
              7/01/17

       1,000 Harrisburg Parking Authority, Pennsylvania, Guaranteed        9/11 at 100.00       Aaa  1,058,680
              Revenue Refunding Bonds, Series 2001J, 5.000%, 9/01/22 -
              MBIA Insured

       1,000 Philadelphia Redevelopment Authority, Pennsylvania, Revenue   4/12 at 100.00       AAA  1,118,300
              Bonds, Neighborhood Transformation Initiative, Series
              2002A, 5.500%, 4/15/22 - FGIC Insured

       1,000 Puerto Rico Highway and Transportation Authority, Highway       No Opt. Call       AAA  1,205,850
              Revenue Bonds, Series 2003AA, 5.500%, 7/01/20 - MBIA
              Insured
--------------------------------------------------------------------------------------------------------------
             Transportation - 11.9%

       2,500 Philadelphia, Pennsylvania, Airport Revenue Bonds,            6/07 at 102.00       AAA  2,594,775
              Philadelphia Aiport System, Series 1997B, 5.400%, 6/15/27
              (Alternative Minimum Tax) - FGIC Insured

             Pittsburgh and Allegheny Counties Sports and Exhibition
             Authority, Pennsylvania, Parking Revenue Bonds, Series
             2001A:
       1,000  5.300%, 12/01/21 - AMBAC Insured                            12/06 at 100.00       Aaa  1,100,440
       4,500  5.375%, 12/01/30 - AMBAC Insured                            12/06 at 100.00       Aaa  4,896,000

       3,000 Pittsburgh Public Parking Authority, Pennsylvania, Parking    6/10 at 100.00       AAA  3,504,810
              System Revenue Bonds, Series 2000, 6.000%, 12/01/24 -
              AMBAC Insured

       4,535 Pittsburgh Public Parking Authority, Pennsylvania, Parking      No Opt. Call       AAA  5,232,211
              System Revenue Refunding Bonds, Series 2002, 5.000%,
              12/01/11 - AMBAC Insured

       2,000 Susquehanna Area Regional Airport Authority, Pennsylvania,    1/13 at 100.00       Aaa  2,082,620
              System Revenue Bonds, Series 2003B, 5.000%, 1/01/33 -
              AMBAC Insured
--------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 12.1%

       1,525 Allegheny County Hospital Development Authority,                No Opt. Call       AAA  2,011,780
              Pennsylvania, Hospital Revenue Bonds, Allegheny Valley
              Hospital, Sublessee, Series 1982Q, 7.000%, 8/01/15

       2,850 Deer Lakes School District, Allegheny County, Pennsylvania,   1/04 at 100.00       AAA  2,989,451
              General Obligation Bonds, Series 1995 6.350%, 1/15/14 -
              MBIA Insured

       1,320 Delaware County Authority, Pennsylvania, Health Facilities   12/06 at 102.00       Aaa  1,513,776
              Revenue Bonds, Mercy Health Corporation of Southeastern
              Pennsylvania (Obligated Group), Series 1996, 6.000%,
              12/15/26

             Mckeesport Area School District, Allegheny County,
             Pennsylvania, General Obligation Bonds,
             Series 1996A:
         760  6.000%, 10/01/25 (Pre-refunded to 10/01/06) - FSA Insured   10/06 at 100.00       AAA    871,264
       1,240  6.000%, 10/01/25 (Pre-refunded to 10/01/06) - FSA Insured   10/06 at 100.00       AAA  1,421,536

         750 Northeastern Pennsylvania Hospital and Education Authority,   2/05 at 100.00       AAA    819,855
              College Revenue Bonds, Guaranteed, Luzerne County
              Community College, 6.625%, 8/15/15 (Pre-refunded to
              2/15/05) - AMBAC Insured

       2,000 Pennsylvania Economic Development Financing Authority,       12/05 at 102.00    BBB***  2,332,060
              MacMillan Bloedel Limited Partnership, Exempt Facilities
              Revenue Bonds, Series 1995, 7.600%, 12/01/20 (Alternative
              Minimum Tax) (Pre-refunded to 12/01/05)

             Pennsylvania Intergovernmental Cooperative Authority,
             Special Tax Revenue Bonds, Philadelphia Funding Program,
             Series 1994:
       1,390  7.000%, 6/15/05 - FGIC Insured                                 No Opt. Call       AAA  1,554,215
       1,500  7.000%, 6/15/14 (Pre-refunded to 6/15/05) - FGIC Insured     6/05 at 100.00       AAA  1,676,880

         650 Philadelphia, Pennsylvania, Gas Works Revenue Bonds,            No Opt. Call       AAA    852,865
              Twelfth Series 1990B, 7.000%, 5/15/20 - MBIA Insured

       2,000 Philadelphia Hospitals and Higher Education Facilities          No Opt. Call   BBB+***  2,276,640
              Authority, Pennsylvania, Hospital Revenue Refunding Bonds,
              Pennsylvania Hospital, Series 1996, 6.250%, 7/01/06

----
16

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed (continued)

    $    935 The Municipal Authority of the Borough of West View,            No Opt. Call       AAA $     1,365,334
              Allegheny County, Pennsylvania, Special Obligation Bonds,
              Series of 1985A, 9.500%, 11/15/14
-------------------------------------------------------------------------------------------------------------------
             Utilities - 4.0%

       1,875 Allegheny County Industrial Development Authority,              No Opt. Call       AAA       2,025,544
              Pennsylvania, Pollution Control Revenue Refunding Bonds,
              Duquesne Light Company Project, Series 1999A, 4.350%,
              12/01/13 - AMBAC Insured

         550 Lehigh County Industrial Development Authority,               8/05 at 102.00       AAA         611,243
              Pennsylvania, Pollution Control Revenue Refunding Bonds,
              Pennsylvania Power and Light Company Project, Series
              1995A, 6.150%, 8/01/29 - MBIA Insured

       1,000 Northampton County Industrial Development Authority,          7/05 at 102.00       AAA       1,096,290
              Pennsylvania, Pollution Control Revenue Refunding Bonds,
              Metropolitan Edison Company Project, Series 1995A 6.100%,
              7/15/21 - MBIA Insured

       2,650 Philadelphia, Pennsylvania, Gas Works Revenue Bonds, 1998     8/13 at 100.00       AAA       2,786,846
              Resolution, Fourth Series 2002, 5.000%, 8/01/32 - FSA
              Insured
-------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 4.3%

       5,000 Delaware County Industrial Development Authority, Water      10/12 at 100.00       AAA       5,279,000
              Facilities Revenue Bonds, Philadelphia Water Company
              Project, Series 2001, 5.350%, 10/01/31 (Alternative
              Minimum Tax) - AMBAC Insured

       1,500 Luzerne County Industrial Development Authority,             12/04 at 102.00       AAA       1,651,945
              Pennsylvania, Exempt Facilities Revenue Refunding Bonds,
              Pennsylvania Gas and Water Company Project, Series 1994A,
              7.000%, 12/01/17 (Alternative Minimum Tax) - AMBAC Insured
-------------------------------------------------------------------------------------------------------------------
    $166,425 Total Long-Term Investments (cost $149,946,787) - 98.4%                                    160,098,742
-------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 1.6%                                                         2,587,536

             -----------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $   162,686,278

             -----------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent auditors):
              Using the higher of Standard & Poor's or Moody's rating.
          *** Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
          N/R Investment is not rated.



                                See accompanying notes to financial statements.

----
17

Portfolio of Investments
NUVEEN VIRGINIA MUNICIPAL BOND FUND
May 31, 2003

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Consumer Staples - 1.0%

    $  2,265 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    5/12 at 100.00        A- $1,988,353
              Asset-Backed Bonds, Series 2002 Refunding, 5.375%, 5/15/33

         500 James City County Industrial Development Authority,           4/07 at 101.00        A+    529,285
              Virginia, Sewerage and Solid Waste Disposal Facilities,
              Revenue Bonds, Anheuser Busch Project, Series 1997,
              6.000%, 4/01/32 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 8.5%

       2,000 Alexandria Industrial Development Authority, Virginia,        1/09 at 101.00        A1  2,188,880
              Educational Facilities Revenue Bonds, Episcopal High
              School, Series 1999, 5.875%, 1/01/29

       1,500 Alexandria Industrial Development Authority, Virginia,       10/10 at 101.00       AAA  1,757,355
              Fixed Rate Revenue Bonds, Institute for Defense Analyses,
              Series 2000A, 5.900%, 10/01/30 - AMBAC Insured

             Danville Industrial Development Authority, Virginia,
             Student Housing Revenue Bonds, Collegiate Housing
             Foundation, Averett College Project, Series 1999A:
         680  6.875%, 6/01/20                                              6/09 at 102.00       N/R    669,970
       1,910  7.000%, 6/01/30                                              6/09 at 102.00       N/R  1,881,541

             Loudoun County Industrial Development Authority, Virginia,
             University Facilities Revenue Refunding Bonds, George
             Washington University, Series 1992:
         500  6.250%, 5/15/12                                             11/03 at 101.00        A2    506,960
       2,225  6.250%, 5/15/22                                             11/03 at 101.00        A2  2,251,099

       1,000 Portsmouth, Virginia, Golf Course System Revenue Bonds,       5/07 at 102.00        AA  1,033,830
              Series 1998, 5.000%, 5/01/23 - RAAI Insured

       2,000 Prince William County Park Authority, Virginia, Park         10/09 at 101.00        A3  2,151,400
              Facilities Revenue Refunding and Improvement Bonds, Series
              1999, 6.000%, 10/15/28

       1,500 Rockbridge County Industrial Development Authority,           7/11 at 100.00       Ba1  1,467,150
              Virginia, Virginia Horse Center Revenue and Refunding
              Bonds, Series 2001C, 6.850%, 7/15/21

       1,250 Rockingham County Industrial Development Authority,          10/03 at 102.00      Baa3  1,253,788
              Virginia, Educational Facilities Revenue Bonds,
              Bridgewater College, Series 1993, 6.000%, 10/01/23

             Staunton Industrial Development Authority, Virginia,
             Educational Facilities Revenue Bonds, Mary Baldwin College,
             Series 1996:
         350  5.900%, 11/01/03                                               No Opt. Call       N/R    355,572
         370  6.000%, 11/01/04                                               No Opt. Call       N/R    389,455

       1,250 University of Puerto Rico, University System Revenue Bonds,   6/10 at 100.00       AAA  1,464,800
              Series 2000O, 5.750%, 6/01/19 - MBIA Insured

       2,000 Virginia College Building Authority, Educational Facilities  10/03 at 101.00      BBB+  2,044,300
              Revenue Bonds, Roanoke College Project, Series 1992
              Refunding, 6.625%, 10/15/12

         420 Virginia College Building Authority, Educational Facilities   1/04 at 102.00        AA    438,648
              Revenue Bonds, Washington and Lee University Project,
              Series 1994, 5.750%, 1/01/14

       1,250 Virginia College Building Authority, Educational Facilities   7/08 at 101.00        AA  1,296,813
              Revenue Refunding Bonds, Marymount University Project,
              Series 1998, 5.125%, 7/01/28 - RAAI Insured

             Winchester Industrial Development Authority, Virginia,
             Educational Facilities First Mortgage Revenue Bonds,
             Shenandoah University Project, Series 1994:
         180  6.700%, 10/01/14 - RAAI Insured                             10/04 at 102.00        AA    194,774
          95  6.750%, 10/01/19 - RAAI Insured                             10/04 at 102.00        AA    103,193
--------------------------------------------------------------------------------------------------------------
             Healthcare - 10.9%

       2,060 Albemarle County Industrial Development Authority,           10/03 at 102.00        A2  2,115,290
              Virginia, Hospital Revenue Refunding Bonds, Martha
              Jefferson Hospital, Series 1993, 5.875%, 10/01/13

       1,500 Albemarle County Industrial Development Authority,           10/12 at 100.00        A2  1,534,680
              Virginia, Hospital Revenue Bonds, Martha Jefferson
              Hospital, Series 2002, 5.250%, 10/01/35

       2,000 Fredericksburg Industrial Development Authority, Virginia,    6/07 at 102.00       AAA  2,109,360
              Hospital Facilities Revenue Refunding Bonds, MediCorp
              Health System Obligated Group, Series 1996, 5.250%,
              6/15/23 - AMBAC Insured

       1,500 Fredericksburg Industrial Development Authority, Virginia,    6/12 at 100.00        A3  1,530,420
              Revenue Bonds, Medicorp Health System, Series 2002B,
              5.125%, 6/15/33

----
18

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Healthcare (continued)

    $  1,110 Giles County Industrial Development Authority, Virginia,     12/05 at 102.00       BBB $1,083,138
              Exempt Facility Revenue Bonds, Hoechst Celanese Project,
              Series 1995, 5.950%, 12/01/25 (Alternative Minimum Tax)

       3,250 Hanover County Industrial Development Authority, Virginia,      No Opt. Call       AAA  4,149,113
              Hospital Revenue Bonds, Memorial Regional Medical Center
              Project at Hanover Medical Park, Guaranteed by Bon Secours
              Health System Obligated Group Projects, Series 1995,
              6.375%, 8/15/18 - MBIA Insured

       2,000 Hanover County Industrial Development Authority, Virginia,    8/05 at 102.00       AAA  2,179,180
              Hospital Revenue Bonds, Bon Secours Health System
              Obligated Group Projects, Series 1995, 5.500%,
              8/15/25 - MBIA Insured

       2,000 Henrico County Economic Development Authority, Virginia,     11/12 at 100.00        A-  2,121,240
              Revenue Bonds, Bon Secours Health System Inc., Series
              2002A, 5.600%, 11/15/30

       1,450 Loudoun County Industrial Development Authority, Virginia,    6/12 at 101.00      BBB-  1,528,590
              Hospital Center Revenue Bonds, Series 2002A, 6.000%,
              6/01/22

       1,250 Lynchburg Industrial Development Authority, Virginia,         1/08 at 101.00        A+  1,272,450
              Healthcare Facilities Revenue Refunding Bonds, Centra
              Health, Series 1998, 5.200%, 1/01/28

       2,710 Manassas Industrial Development Authority, Virginia,          4/13 at 100.00        A2  2,779,945
              Hospital Revenue Bonds, Prince William Hospital, Series
              2002, 5.250%, 4/01/33

       1,500 Medical College of Virginia Hospitals Authority, General      7/08 at 102.00       AAA  1,582,065
              Revenue Bonds, Series 1998, 5.125%, 7/01/23 - MBIA Insured

         350 Richmond Industrial Development Authority, Virginia,          8/03 at 100.00       AA-    351,582
              Revenue Bonds, Richmond Metropolitan Blood Service, Series
              1991, 7.125%, 2/01/11

       2,785 Roanoke County Industrial Development Authority, Virginia,    7/12 at 100.00       AAA  3,137,832
              Hospital Revenue Bonds, Carilion Health System, Series
              2002A, 5.500%, 7/01/19 - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 5.6%

         990 Arlington County Industrial Development Authority,            5/10 at 100.00       Aaa  1,079,407
              Virginia, Multifamily Housing Revenue Bonds, Patrick Henry
              Apartments Project, Series 2000, 6.050%, 11/01/32
              (Alternative Minimum Tax) (Mandatory put 11/01/20)

       1,105 Arlington County Industrial Development Authority,           11/10 at 102.00       AAA  1,214,870
              Virginia, Multifamily Housing Mortgage Revenue Bonds,
              Berkeley Apartments, Series 2000, 5.850%, 12/01/20
              (Alternative Minimum Tax)

       1,045 Chesterfield County Industrial Development Authority,         4/12 at 102.00       Aa2  1,109,006
              Virginia, Multifamily Housing Revenue Bonds, GNMA
              Mortgage-Backed Securities Program, Fore Courthouse Senior
              Apartments Project, Series 2002A, 5.600%, 10/20/31
              (Alternative Minimum Tax)

       1,200 Fairfax County Redevelopment and Housing Authority,           9/06 at 102.00       AAA  1,257,948
              Virginia, Revenue Refunding Bonds, FHA-Insured Mortgage
              Housing for the Elderly, Little River Glen, Series 1996,
              6.100%, 9/01/26

       3,665 Henrico County Economic Development Authority, Virginia,      7/09 at 102.00       AAA  4,224,499
              Beth Sholom Assisted Living Revenue Bonds, GNMA
              Mortgage-Backed Securities Financing, Series 1999A,
              6.000%, 7/20/39

       1,000 Lynchburg Redevelopment and Housing Authority, Virginia,      4/10 at 102.00       AAA  1,064,530
              Vistas Revenue Bonds - GNMA Mortgage- Backed Securities
              Financing, Series 2000A, 6.200%, 1/20/40 (Alternative
              Minimum Tax)

         480 Suffolk Redevelopment and Housing Authority, Virginia,        7/03 at 102.00      Baa2    488,928
              Multifamily Housing Revenue Refunding Bonds, Chase
              Heritage at Dulles Project, Series 1994, 7.000%, 7/01/24
              (Mandatory put 7/01/04)

       2,955 Virginia Beach Development Authority, Virginia, Multifamily  10/14 at 102.00       N/R  2,961,944
              Residential Rental Housing Revenue Bonds, Hamptons and
              Hampton Court Apartments Project, Series 1999, 7.500%,
              10/01/39 (Alternative Minimum Tax)

          15 Virginia Housing Development Authority, Multifamily Housing  11/03 at 100.00       AA+     15,062
              Bonds, Series 1991F, 7.000%, 5/01/04

         610 Virginia Housing Development Authority, Rental Housing        6/06 at 100.00       AA+    622,859
              Bonds, Series 2001L, 5.000%, 12/01/20
--------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 2.3%

       1,000 Puerto Rico Housing Finance Authority, Home Mortgage          6/13 at 100.00       AAA  1,020,240
              Revenue Bonds, Mortgage-Backed Securities Program, Series
              2003A, 4.875%, 6/01/34 (Alternative Minimum Tax)

       4,500 Virginia Housing Development Authority, Commonwealth          7/11 at 100.00       AAA  4,724,640
              Mortgage Bonds, Series 2001H, Subseries H-1, 5.350%,
              7/01/31 - MBIA Insured

----
19

Portfolio of Investments
NUVEEN VIRGINIA MUNICIPAL BOND FUND (continued)
May 31, 2003

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Industrials - 1.6%

    $  2,250 Charles City County Industrial Development Authority,           No Opt. Call       BBB $2,338,448
              Virginia, Solid Waste Disposal Facility, Revenue Refunding
              Bonds, USA Waste of Virginia, Inc. Project, Series 1999,
              4.875%, 2/01/09 (Alternative Minimum Tax)

       2,000 Industrial Development Authority, Virginia, Solid Waste         No Opt. Call       BB-  1,780,400
              Disposal Facility, Revenue Bonds, Browning- Ferris
              Industries of South Atlantic, Inc. Project, Series 1996A,
              5.450%, 1/01/14 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 1.0%

       1,000 Chesterfield County Health Center Commission, Virginia,      12/06 at 102.00       AAA  1,061,050
              Mortgage Revenue Bonds, GNMA Collateralized, Lucy Corr
              Nursing Home Project, Series 1996, 5.875%, 12/01/21

         500 Fairfax County Redevelopment and Housing Authority,          12/06 at 103.00       AAA    534,780
              Virginia, Multifamily Housing Revenue Refunding Bonds,
              FHA-Insured Mortgage Loan, Paul Spring Retirement Center,
              Series 1996A, 6.000%, 12/15/28

         850 Henrico County Industrial Development Authority, Virginia,    7/03 at 102.00       AAA    869,661
              Nursing Facility Insured-Mortgage Revenue Refunding Bonds,
              Cambridge Manor Nursing Home, Series 1993, 5.875%, 7/01/19
--------------------------------------------------------------------------------------------------------------
             Materials - 4.9%

       2,500 Bedford County Industrial Development Authority, Virginia,    2/08 at 102.00       Ba3  1,886,750
              Industrial Development Revenue Refunding Bonds, Nekoosa
              Packaging Corporation, Series 1998, 5.600%, 12/01/25
              (Alternative Minimum Tax)

       2,000 Bedford County Industrial Development Authority, Virginia,   12/09 at 101.00       Ba3  1,663,960
              Industrial Development Revenue Refunding Bonds, Nekoosa
              Packaging Corporation, Series 1999, 6.300%, 12/01/25
              (Alternative Minimum Tax)

       2,000 Covington-Allegheny County Industrial Development             9/04 at 102.00       BBB  2,062,640
              Authority, Virginia, Pollution Control Facilities Revenue
              Refunding Bonds, Westvaco Corporation Project, Series
              1994, 6.650%, 9/01/18

       3,545 Isle of Wight County Industrial Development Authority,        4/04 at 102.00       BBB  3,677,548
              Virginia, Solid Waste Disposal Facilities, Revenue Bonds,
              Union Camp Corporation Project, Series 1994, 6.550%,
              4/01/24 (Alternative Minimum Tax)

       3,000 Isle of Wight County Industrial Development Authority,        5/07 at 102.00       BBB  3,066,960
              Virginia, Solid Waste Disposal Facilities Revenue Bonds,
              Union Camp Corporation Project, Series 1997, 6.100%,
              5/01/27 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 10.3%

       2,500 Bristol, Virginia, General Obligation Bonds, Series 2003,     3/13 at 100.00       AAA  2,663,700
              5.000%, 3/01/25 - FSA Insured

       1,285 Charlottesville, Virginia, General Obligation Public            No Opt. Call       AAA  1,274,322
              Improvement Bonds, Series 2003 Refunding, 3.000%, 7/15/13
              (WI, settling 6/05/03)

       1,965 Chesapeake, Virginia, General Obligation Water and Sewer      6/13 at 100.00        AA  2,123,163
              Bonds, Series 2003B, 5.000%, 6/01/22 (WI, settling 6/19/03)

         480 Chesterfield, Virginia, General Obligation Public             1/11 at 100.00       AAA    519,384
             Improvement Bonds, Series 2001, 5.000%, 1/15/21

             Hampton, Virginia, General Obligation Public Improvement
             Bonds, Series 2000:
       1,500  5.750%, 2/01/17                                              2/10 at 102.00        AA  1,765,785
       1,685  6.000%, 2/01/20                                              2/10 at 102.00        AA  2,007,678

       2,630 Loudoun County, Virginia, General Obligation Public           1/10 at 101.00       AA+  2,881,112
              Improvement Bonds, Series 2000B, 5.250%, 1/01/21

       1,625 Loudoun County, Virginia, General Obligation Public           5/12 at 100.00       AA+  1,806,334
              Improvement Bonds, Series 2002A, 5.250%, 5/01/20

       2,355 Newport News, Virginia, General Obligation Bonds, General     7/13 at 100.00        AA  2,624,341
              Improvement and Water Projects, Series 2002A, 5.000%,
              7/01/18

             Newport News, Virginia, General Obligation Bonds, Series
             2003B:
       1,000  5.000%, 11/01/14 (WI, settling 6/03/03)                     11/13 at 100.00        AA  1,150,550
       1,855  5.000%, 11/01/16 (WI, settling 6/03/03)                     11/13 at 100.00        AA  2,097,003

       1,555 Northern Mariana Islands, General Obligation Bonds, Series    6/10 at 100.00         A  1,691,342
              2000A, 6.000%, 6/01/20 - ACA Insured

       1,000 Pittsylvania County, Virginia, General Obligation Bonds,      3/11 at 102.00         A  1,064,680
              Series 2001, 5.125%, 3/01/23

       1,000 Roanoke, Virginia, General Obligation Public Improvement     10/12 at 101.00        AA  1,121,950
              Bonds, Series 2002A, 5.000%, 10/01/17

       1,000 Virginia Beach, Virginia, General Obligation Public           6/11 at 101.00       AA+  1,086,290
              Improvement Bonds, Series 2001, 5.000%, 6/01/20

----
20

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 14.2%

    $    750 Bristol Utility System, Virginia, General Obligation         11/12 at 102.00       AAA $  808,553
              Revenue Bonds, Series of 2002, 5.000%, 11/01/24 -
              FSA Insured

       2,000 Brunswick County Industrial Development Authority,            7/06 at 102.00       AAA  2,248,640
              Virginia, Correctional Facility, Lease Revenue Bonds,
              Series 1996, 5.500%, 7/01/17 - MBIA Insured

       1,000 Caroline County, Virginia, Industrial Development             6/12 at 102.00       Aaa  1,071,620
              Authority, Lease Revenue Bonds, Series 2002,
              5.125%, 6/15/34 - AMBAC Insured

         860 Fairfax County Economic Development Authority, Virginia,      9/09 at 102.00        AA  1,027,425
              Parking Revenue Bonds, Vienna II Metrorail Station
              Project, First Series 1999, 6.000%, 9/01/18

       1,000 Greater Richmond Convention Center Authority, Virginia,       6/10 at 101.00        A-  1,140,470
              Hotel Tax Revenue Bonds, Convention Center Expansion
              Project, Series 2000, 6.125%, 6/15/20

       1,000 Hampton Roads Regional Jail Authority, Virginia, Regional     7/06 at 102.00       AAA  1,115,460
              Jail Facility, Revenue Bonds, Series 1996A, 5.500%,
              7/01/24 - MBIA Insured

       1,000 Harrisonburg, Virginia, Public Recreational Facility,        12/10 at 102.00       AAA  1,149,640
              General Obligation and Revenue Bonds, Series 2000, 5.750%,
              12/01/29 - FSA Insured

         750 Loudoun County, Virginia, Certificates of Participation,        No Opt. Call       AAA    907,275
              Series 1990E, 7.200%, 10/01/10 - AMBAC Insured

       1,000 Middlesex County Industrial Development Authority,            8/09 at 102.00       AAA  1,184,790
              Virginia, Lease Revenue Bonds, School Facilities Project,
              Series 1999, 6.000%, 8/01/24 - MBIA Insured

         675 Norfolk Redevelopment and Housing Authority, Virginia,       11/09 at 102.00       AA+    771,370
              Educational Facility Revenue Bonds, State Board for
              Community Colleges, Tidewater Community College Downtown
              Campus, Series 1999, 5.500%, 11/01/19

       1,000 Northampton County and Towns Joint Industrial Development     2/13 at 101.00        AA  1,032,090
              Authority, Virginia, Lease Revenue Bonds, County Capital
              Projects, Series 2002, 5.000%, 2/01/33 - RAAI Insured

             Prince William County, Industrial Development Authority,
             Virginia, Lease Revenue Bonds, ATCC Project, Series 1996:
       2,000  6.000%, 2/01/14                                              2/06 at 102.00       Aa3  2,126,140
       1,000  6.000%, 2/01/18                                              2/06 at 102.00       Aa3  1,052,170

       1,575 Prince William County, Maryland, Lease Participation          6/12 at 100.00       Aa2  1,759,842
              Certificates, Series 2002, 5.250%, 12/01/18

       1,500 Puerto Rico Highway and Transportation Authority, Highway       No Opt. Call       AAA  1,815,885
              Revenue Bonds, Series 2003AA, 5.500%, 7/01/19 - MBIA
              Insured

       1,000 Puerto Rico Highway and Transportation Authority,             7/10 at 101.00       AAA  1,185,190
              Transportation Revenue Bonds, Series 2000B,
              5.750%, 7/01/19 - MBIA Insured

             Puerto Rico Public Buildings Authority, Guaranteed
             Government Facilities Revenue Refunding Bonds, Series 2002D:
         500  5.250%, 7/01/27                                              7/12 at 100.00        A-    524,765
       1,800  5.250%, 7/01/36                                              7/12 at 100.00        A-  1,876,788

       1,000 Puerto Rico Public Finance Corporation, Commonwealth            No Opt. Call       AAA  1,201,080
              Appropriation Bonds, 2002 Series E,
              5.500%, 8/01/27 - AMBAC Insured

       2,000 Spotsylvania County Industrial Development Authority,         1/13 at 100.00       AAA  2,137,760
              Pennsylvania, Lease Revenue Bonds, School Facilities
              Project, Series 2003, 5.000%, 1/15/23 - AMBAC Insured

       2,000 Virgin Islands Public Finance Authority, Revenue Bonds,      10/10 at 101.00      BBB-  2,305,880
              Virgin Islands Gross Receipts Taxes Loan Note, Series
              1999A, 6.500%, 10/01/24

       2,000 Virginia College Building Authority, Educational Facilities   2/12 at 100.00       AA+  2,135,380
              Revenue Bonds, 21st Century College and Equipment Program,
              Series 2002A, 5.000%, 2/01/22

       1,000 Virginia Transportation Board, Transportation Revenue         5/07 at 101.00       AA+  1,096,550
              Bonds, U.S. Route 58 Corridor Development Program, Series
              1997C Refunding, 5.125%, 5/15/19

       1,500 Virginia Public Building Authority, Public Facilities         8/10 at 100.00       AA+  1,761,090
              Revenue Bonds, Series 2000A, 5.750%, 8/01/16

             Virginia Resources Authority, Infrastructure Revenue Bonds,
             Pooled Loan Bond Program, Series 2002A:
       1,650  5.000%, 5/01/20                                              5/11 at 101.00        AA  1,785,333
         620  5.000%, 5/01/21                                              5/11 at 101.00        AA    666,351

----
21

Portfolio of Investments
NUVEEN VIRGINIA MUNICIPAL BOND FUND (continued)
May 31, 2003

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Transportation - 9.3%

    $    750 Charlottesville-Albemarle Airport Authority, Virginia,       12/05 at 102.00       BBB $  786,743
              Airport Revenue Refunding Bonds, Series 1995,
              6.125%, 12/01/13 (Alternative Minimum Tax)

       1,250 Chesapeake, Virginia, Chesapeake Expressway Toll Road         7/09 at 101.00      Baa2  1,339,900
              Revenue Bonds, Series 1999A, 5.625%, 7/15/19

             Loudoun County Industrial Development Authority, Virginia,
             Air Cargo Facility Revenue Bonds, Washington Dulles Air
             Cargo, Series 1992:
       2,180  7.000%, 1/01/09 (Alternative Minimum Tax)                    7/03 at 100.00       N/R  2,180,153
         600  6.500%, 1/01/09 (Alternative Minimum Tax)                    1/06 at 102.00       N/R    593,670

             Metropolitan Washington Airports Authority, Virginia,
             Airport System Revenue Bonds, Series 2001B:
       1,475  5.000%, 10/01/26 - MBIA Insured                             10/11 at 101.00       AAA  1,547,260
       1,250  5.000%, 10/01/31 - MBIA Insured                             10/11 at 101.00       AAA  1,303,438

       1,160 Metropolitan Washington Airports Authority, Virginia,        10/04 at 102.00       AAA  1,233,231
              Airport System Revenue Bonds, Series 1994A, 5.750%,
              10/01/20 (Alternative Minimum Tax) - MBIA Insured

         900 Metropolitan Washington Airports Authority, Virginia,        10/07 at 101.00       Aa3    943,002
              Airport System Revenue Bonds, Series 1997B,
              5.500%, 10/01/23 (Alternative Minimum Tax)

         225 Metropolitan Washington Airports Authority, Virginia,        10/08 at 101.00       Aa3    228,881
              Airport System Revenue Bonds, Series 1998A, 5.000%,
              10/01/28

       3,000 Norfolk Airport Authority, Virginia, Airport Revenue Bonds,   7/11 at 100.00       AAA  3,168,900
              Series 2001A, 5.125%, 7/01/31 - FGIC Insured

             Pocahontas Parkway Association, Virginia, Route 895
             Connector Toll Road Senior Lien Revenue Bonds, Series 1998A:
       5,000  0.000%, 8/15/16                                               8/08 at 64.81      Baa3  1,578,950
       5,500  5.500%, 8/15/28                                              8/08 at 102.00      Baa3  3,724,985

       1,750 Puerto Rico Ports Authority, Special Facilities Revenue       6/06 at 102.00      Caa2    682,553
              Bonds, American Airlines, Inc. Project, Series 1996A,
              6.250%, 6/01/26 (Alternative Minimum Tax)

       1,730 Richmond Metropolitan Authority, Virginia, Expressway           No Opt. Call       AAA  2,013,253
              Revenue Refunding Bonds, Series 1998,
              5.250%, 7/15/22 - FGIC Insured

       1,000 Virginia Port Authority, Port Facilities Revenue Bonds,       7/07 at 101.00       AAA  1,091,570
              Series 1997, 5.500%, 7/01/24 (Alternative Minimum
              Tax) - MBIA Insured

       1,000 Virginia Resources Authority, Airport Revolving Fund          2/11 at 100.00       Aa2  1,078,720
              Revenue Bonds, Series 2001A, 5.250%, 8/01/23
--------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 8.4%

       1,180 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    7/10 at 100.00       AAA  1,325,624
              Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
              (Pre-refunded to 7/01/10)

         150 Fairfax County, Virginia, Water Authority, Water Revenue      4/07 at 102.00       AAA    176,201
              Refunding Bonds, Series 1992, 6.000%, 4/01/22
              (Pre-refunded to 4/01/07)

         500 Hampton Industrial Development Authority, Virginia,          11/06 at 100.00    Aa2***    582,180
              Hospital Revenue Refunding Bonds, Sentara Hampton General
              Hospital, Series 1994A, 6.500%, 11/01/12 (Pre-refunded
              to11/01/06)

       2,000 Henrico County Industrial Development Authority, Virginia,    8/05 at 102.00     AA***  2,288,380
              Public Facility Lease Revenue Bonds, Henrico County
              Regional Jail Project, Series 1994, 7.000%, 8/01/13
              (Pre-refunded to 8/01/05)

       2,000 Peninsula Ports Authority, Virginia, Health Care Facilities   8/06 at 100.00   BBB+***  2,171,220
              Revenue Refunding Bonds, Mary Immaculate Project, Series
              1994, 7.000%, 8/01/17 (Pre-refunded to 8/01/06)

       2,250 Prince William County Industrial Development Authority,      10/05 at 102.00       Aaa  2,585,993
              Virginia, Hospital Facility Revenue Bonds, Potomac
              Hospital Corporation of Prince William, Series 1995,
              6.850%, 10/01/25 (Pre-refunded to 10/01/05)

       2,500 Prince William County Park Authority, Virginia, Revenue      10/04 at 102.00    N/R***  2,744,050
              Bonds, Series 1994, 6.875%, 10/15/16 (Pre-refunded to
              10/15/04)

             Puerto Rico Infrastructure Financing Authority, Special
             Obligation Bonds, Series 2000A:
         500  5.500%, 10/01/32                                            10/10 at 101.00       AAA    566,565
       1,500  5.500%, 10/01/40                                            10/10 at 101.00       AAA  1,700,640

       1,500 Richmond Redevelopment and Housing Authority, Virginia,       3/05 at 102.00       AAA  1,676,625
              Project Revenue Bonds, Old Manchester Project, Series
              1994, 6.800%, 3/01/15 (Pre-refunded to 3/01/05) - CAP
              GTY/FSA Insured

----
22

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed (continued)

    $    580 Virginia College Building Authority, Educational Facilities   1/04 at 102.00       AAA  $  607,602
              Revenue Bonds, Washington and Lee University Project,
              Series 1994, 5.750%, 1/01/14 (Pre-refunded to 1/01/04)

       1,000 Virginia Public School Authority, School Financing Bonds,     8/04 at 102.00    Aa1***   1,079,380
              1991 Resolution, Series 1994A, 6.200%, 8/01/13
              (Pre-refunded to 8/01/04)

       1,000 Virginia Resources Authority, Water and Sewer System         10/07 at 100.00     AA***   1,153,950
              Revenue Bonds, Sussex County Project, Series 1995A,
              5.600%, 10/01/25 (Pre-refunded to 10/01/07)

             Winchester Industrial Development Authority, Virginia,
             Educational Facilities First Mortgage Revenue Bonds,
             Shenandoah University Project, Series 1994:
       1,620  6.700%, 10/01/14 (Pre-refunded to 10/01/04) - RAAI Insured  10/04 at 102.00     AA***   1,772,701
         680  6.750%, 10/01/19 (Pre-refunded to 10/01/04) - RAAI Insured  10/04 at 102.00     AA***     744,546
---------------------------------------------------------------------------------------------------------------
             Utilities - 7.6%

       2,000 Mecklenburg County Industrial Development Authority,         10/12 at 100.00      BBB-   2,069,280
              Virginia, Exempt Facility Revenue Bonds, UAE LP Project,
              Series 2002 Refunding, 6.500%, 10/15/17

       4,335 Puerto Rico Electric Power Authority, Power Revenue Bonds,      No Opt. Call       AAA   5,893,042
              Drivers Series 147, 11.920%, 1/01/09 (IF)

             Richmond, Virginia, Public Utility Revenue Bonds, Series
             2002 Refunding:
       1,500  5.000%, 1/15/27 - FSA Insured                                1/12 at 100.00       AAA   1,580,895
       4,800  5.000%, 1/15/33 - FSA Insured                                1/12 at 100.00       AAA   5,037,984

       1,000 Russell County Industrial Development Authority, Virginia,   11/03 at 100.00      Baa2   1,005,250
              Pollution Control Revenue Bonds, Appalachian Power Company
              Project, Series 1990G, 7.700%, 11/01/07

       1,500 Virginia Southeastern Public Service Authority, Senior        7/03 at 102.00        A-   1,536,390
              Revenue Bonds, Regional Solid Waste System, Series 1993,
              6.000%, 7/01/13 (Alternative Minimum Tax) (Pre-refunded to
              7/03/03)

       1,960 Prince William County Resources Authority, Virginia, Solid    4/05 at 102.00        AA   2,059,862
              Waste Disposal System Revenue Refunding Bonds, Series
              1995A, 5.500%, 4/01/15
---------------------------------------------------------------------------------------------------------------
             Water and Sewer - 11.8%

       1,000 Fairfax County, Virginia, Sewer Revenue Bonds, Series 1996,   7/06 at 102.00       AAA   1,128,720
              5.875%, 7/15/28 - MBIA Insured

       1,000 Fairfax County Water Authority, Virginia, Water Refunding       No Opt. Call       AAA   1,138,290
              Revenue Bonds, Series 1997, 5.000%, 4/01/21

       2,045 Fairfax County Water Authority, Virginia, Water Refunding     4/07 at 102.00       AAA   2,354,593
              Revenue Bonds, Series 1992, 6.000%, 4/01/22

             Fairfax County Water Authority, Virginia, Water Revenue
             Bonds, Series 2002 Refunding:
       1,925  5.375%, 4/01/21                                              4/12 at 100.00       AAA   2,148,358
       1,000  5.000%, 4/01/27                                              4/12 at 100.00       AAA   1,055,470

       1,000 Frederick-Winchester Service Authority, Virginia, Regional   10/03 at 102.00       AAA   1,034,070
              Sewer System Revenue Refunding Bonds, Series 1993, 5.750%,
              10/01/15 - AMBAC Insured

       1,395 Henry County Public Service Authority, Virginia, Water and      No Opt. Call       AAA   1,682,231
              Sewer Revenue Bonds, Series 2001 Refunding, 5.500%,
              11/15/19 - FSA Insured

       1,500 Leesburg, Virginia, Utility System Revenue Refunding Bonds,   7/07 at 102.00       AAA   1,612,380
              Series 1997, 5.125%, 7/01/22 -  MBIA Insured

       1,000 Loudoun County Sanitation Authority, Virginia, Water and      1/07 at 102.00       AAA   1,042,920
              Sewer System Revenue Refunding Bonds, Series 1996, 5.125%,
              1/01/26 - FGIC Insured

       2,900 Prince William County Service Authority, Virginia, Water      7/08 at 101.00       AAA   2,946,603
              and Sewer System Revenue Refunding Bonds, Series 1997,
              4.750%, 7/01/29 - FGIC Insured

       2,000 Spotsylvania County, Virginia, Water and Sewer System         6/07 at 102.00       AAA   2,192,640
              Revenue Bonds, Series 1997, 5.400%, 6/01/27 - MBIA Insured

       1,270 Upper Occoquan Sewerage Authority, Virginia, Regional         1/04 at 102.00       AAA   1,317,790
              Sewerage System Revenue Refunding Bonds, Series 1993,
              5.000%, 7/01/21 - FGIC Insured

         750 Virginia Beach, Virginia, Storm Water Utility Revenue         9/10 at 101.00       Aa3     890,985
              Bonds, Series 2000, 6.000%, 9/01/20

       1,000 Virginia Resources Authority, Sewer System Revenue Bonds,    10/05 at 102.00        AA   1,056,010
              1995 Series A, (Hopewell Regional Wastewater Treatment
              Facility Project), 6.000%, 10/01/25 (Alternative Minimum
              Tax)

----
23

Portfolio of Investments
NUVEEN VIRGINIA MUNICIPAL BOND FUND (continued)
May 31, 2003

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Water and Sewer (continued)

    $  1,000 Virginia Resources Authority, Clean Water State Revolving    10/10 at 100.00       AAA $  1,152,670
              Fund Revenue Bonds, Series 1999, 5.625%, 10/01/22

             Virginia Resources Authority, Clean Water State Revolving
             Fund Revenue Bonds, Series 2000, RITES, Series PA790R:
         500  13.870%, 10/01/14 (IF)                                      10/10 at 100.00       AAA      773,005
         410  13.870%, 10/01/15 (IF)                                      10/10 at 100.00       AAA      633,864
       1,900  13.870%, 10/01/16 (IF)                                      10/10 at 100.00       AAA    2,937,419

       2,485 Virginia Resources Authority, Water and Sewer System          5/11 at 101.00        AA    2,723,652
              Revenue Bonds, Caroline County Public Improvements
              Project, Series 2001, 5.250%, 5/01/21
----------------------------------------------------------------------------------------------------------------
    $233,440 Total Long-Term Investments (cost $230,077,366) - 97.4%                                 245,608,591
----------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 1.2%

       3,100 Loudoun County Industrial Development Authority, Virginia,                        A-1+    3,100,000
              Variable Rate Demand Revenue Bonds, Howard Hughes Medical
              Institute, Series 2003E, 1.300%, 2/15/38+
----------------------------------------------------------------------------------------------------------------
    $  3,100 Total Short-Term Investments (cost $3,100,000)                                            3,100,000
----------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $233,177,366) - 98.6%                                           248,708,591

             --------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.4%                                                      3,614,141

             --------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $252,322,732

             --------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent auditors):
              Using the higher of Standard & Poor's or Moody's rating.
          *** Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
         (IF) Inverse floating rate security.
          N/R Investment is not rated.
         (WI)  Security purchased on a when-issued basis.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.



                                See accompanying notes to financial statements.

----
24

Statement of Assets and Liabilities
May 31, 2003

                                                        Maryland   Pennsylvania      Virginia
----------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $95,802,042,    $102,577,525   $160,098,742   $248,708,591
 $149,946,787 and $233,177,366, respectively)
Cash                                                    619,860        520,060      3,636,354
Receivables:
 Interest                                             1,888,841      2,603,928      3,939,388
 Investments sold                                     1,225,073             --      3,647,375
 Shares sold                                            501,934        235,316        379,204
Other assets                                                577            932          1,377
----------------------------------------------------------------------------------------------
   Total assets                                     106,813,810    163,458,978    260,312,289
----------------------------------------------------------------------------------------------
Liabilities
Payables:
 Investments purchased                                1,119,582             --      6,608,375
 Shares redeemed                                          8,000         12,654        150,154
Accrued expenses:
 Management fees                                         48,429         74,842        115,015
 12b-1 distribution and service fees                     25,709         35,216         57,246
 Other                                                   44,585         66,521         85,111
Dividends payable                                       358,695        583,467        973,656
----------------------------------------------------------------------------------------------
   Total liabilities                                  1,605,000        772,700      7,989,557
----------------------------------------------------------------------------------------------
Net assets                                         $105,208,810   $162,686,278   $252,322,732
----------------------------------------------------------------------------------------------
Class A Shares
Net assets                                         $ 34,068,919   $ 69,120,024   $154,508,906
Shares outstanding                                    3,146,811      6,523,180     13,972,583
Net asset value per share                          $      10.83   $      10.60   $      11.06
Offering price per share (net asset value per
 share plus
 maximum sales charge of 4.20% of offering price)  $      11.30   $      11.06   $      11.54
----------------------------------------------------------------------------------------------
Class B Shares
Net assets                                         $ 15,124,669   $ 12,746,869   $ 21,241,766
Shares outstanding                                    1,395,057      1,201,797      1,924,384
Net asset value and offering price per share       $      10.84   $      10.61   $      11.04
----------------------------------------------------------------------------------------------
Class C Shares
Net assets                                         $ 13,048,548   $ 21,579,172   $ 23,053,555
Shares outstanding                                    1,205,692      2,040,712      2,088,141
Net asset value and offering price per share       $      10.82   $      10.57   $      11.04
----------------------------------------------------------------------------------------------
Class R Shares
Net assets                                         $ 42,966,674   $ 59,240,213   $ 53,518,505
Shares outstanding                                    3,958,846      5,597,356      4,848,859
Net asset value and offering price per share       $      10.85   $      10.58   $      11.04
----------------------------------------------------------------------------------------------

Net Assets Consist of:
-------------------------------------------------------------------------------------------
Capital paid-in                                    $ 98,534,752   $154,594,698   $236,306,831
Undistributed (Over-distribution of) net                118,311
 investment income                                                    (154,043)       332,790
Accumulated net realized gain (loss) from              (219,736)
 investments                                                        (1,906,332)       151,888
Net unrealized appreciation of investments            6,775,483     10,151,955     15,531,225
----------------------------------------------------------------------------------------------
Net assets                                         $105,208,810   $162,686,278   $252,322,732
----------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
25

Statement of Operations
Year Ended May 31, 2003

                                                                       Maryland Pennsylvania      Virginia
-----------------------------------------------------------------------------------------------------------
Investment Income                                                   $5,243,233  $ 8,551,064   $13,555,270
-----------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                        528,373      845,123     1,292,142
12b-1 service fees - Class A                                            62,432      133,618       293,940
12b-1 distribution and service fees - Class B                          120,232      114,120       177,354
12b-1 distribution and service fees - Class C                           78,236      128,782       149,891
Shareholders' servicing agent fees and expenses                         90,805      150,749       179,231
Custodian's fees and expenses                                           40,813       56,315        82,985
Trustees' fees and expenses                                              1,543        2,020         4,953
Professional fees                                                        9,992       14,213        15,287
Shareholders' reports - printing and mailing expenses                   13,098       23,413        35,546
Federal and state registration fees                                      9,641        4,929         5,780
Other expenses                                                           5,129        6,556         8,425
-----------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                             960,294    1,479,838     2,245,534
  Custodian fee credit                                                 (14,786)     (12,776)      (26,361)
-----------------------------------------------------------------------------------------------------------
Net expenses                                                           945,508     1,467,062    2,219,173
-----------------------------------------------------------------------------------------------------------
Net investment income                                                4,297,725    7,084,002    11,336,097
-----------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investments                                     443,920      516,426     1,002,017
Net change in unrealized appreciation (depreciation) of investments  5,028,981    6,212,203     8,707,308
-----------------------------------------------------------------------------------------------------------
Net gain from investments                                            5,472,901     6,728,629    9,709,325
-----------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                          $9,770,626   $13,812,631  $21,045,422
-----------------------------------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

----
26

Statement of Changes in Net Assets

                                                                             Maryland                   Pennsylvania
                                                                    -------------------------    --------------------------
                                                                       Year Ended    Year Ended     Year Ended     Year Ended
                                                                          5/31/03       5/31/02        5/31/03        5/31/02
-------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                               $  4,297,725   $ 4,111,373   $  7,084,002   $  7,177,991
Net realized gain (loss) from investments                                443,920        (3,695)       516,426        (59,280)
Net change in unrealized appreciation (depreciation) of investments    5,028,981       720,416      6,212,203      1,439,011
-------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                             9,770,626     4,828,094     13,812,631      8,557,722
-------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                             (1,439,726)   (1,349,897)   (3,156,093)     (3,249,217)
  Class B                                                               (487,068)     (350,286)     (482,466)       (468,224)
  Class C                                                               (425,734)     (291,550)     (714,142)       (542,609)
  Class R                                                             (2,023,328)   (2,039,633)   (2,892,361)     (3,045,843)
From accumulated net realized gains from investments:
  Class A                                                                     --            --             --             --
  Class B                                                                     --            --             --             --
  Class C                                                                     --            --             --             --
  Class R                                                                     --            --             --             --
-------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders             (4,375,856)   (4,031,366)    (7,245,062)    (7,305,893)
-------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                      18,563,568    13,819,772     22,986,216     20,589,954
Net proceeds from shares issued to shareholders due to reinvestment
 of distributions                                                      2,702,231     2,556,534      3,646,795      3,465,191
-------------------------------------------------------------------------------------------------------------------------------
                                                                      21,265,799    16,376,306     26,633,011     24,055,145
Cost of shares redeemed                                               (9,586,207)   (8,315,057)   (17,595,061)   (13,386,527)
-------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions               11,679,592     8,061,249      9,037,950     10,668,618
-------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                            17,074,362     8,857,977     15,605,519     11,920,447
Net assets at the beginning of year                                   88,134,448    79,276,471    147,080,759    135,160,312
-------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                       $105,208,810   $88,134,448   $162,686,278   $147,080,759
-------------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment
 income at the end of year                                          $    118,311   $   196,842   $   (154,043)  $     (9,940)
-------------------------------------------------------------------------------------------------------------------------------

                                                                             Virginia
                                                                    --------------------------
                                                                       Year Ended    Year Ended
                                                                          5/31/03       5/31/02
------------------------------------------------------------------------------------------------
Operations
Net investment income                                               $ 11,336,097  $ 11,287,527
Net realized gain (loss) from investments                              1,002,017       414,572
Net change in unrealized appreciation (depreciation) of investments    8,707,308    (1,491,828)
------------------------------------------------------------------------------------------------
Net increase in net assets from operations                            21,045,422    10,210,271
------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                             (7,278,003)   (6,989,712)
  Class B                                                               (788,828)     (630,453)
  Class C                                                               (877,724)     (721,256)
  Class R                                                             (2,690,006)   (2,698,733)
From accumulated net realized gains from investments:
  Class A                                                               (211,858)           --
  Class B                                                                (26,399)           --
  Class C                                                                (28,739)           --
  Class R                                                                (74,965)           --
------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders            (11,976,522)  (11,040,154)
------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                      34,584,560    35,495,641
Net proceeds from shares issued to shareholders due to reinvestment
 of distributions                                                      5,471,728     5,007,762
------------------------------------------------------------------------------------------------
                                                                      40,056,288    40,503,403
Cost of shares redeemed                                              (22,686,278)  (30,802,220)
------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions               17,370,010     9,701,183
------------------------------------------------------------------------------------------------
Net increase in net assets                                            26,438,910     8,871,300
Net assets at the beginning of year                                  225,883,822   217,012,522
------------------------------------------------------------------------------------------------
Net assets at the end of year                                       $252,322,732  $225,883,822
------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment
 income at the end of year                                          $    332,790  $    671,676
------------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
27

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Maryland Municipal Bond Fund ("Maryland"), Nuveen Pennsylvania Municipal Bond Fund ("Pennsylvania") and Nuveen Virginia Municipal Bond Fund ("Virginia") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were organized as series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 2003, Maryland and Virginia had outstanding when-issued purchase commitments of $1,119,582 and $6,608,375, respectively. There were no such outstanding purchase commitments in Pennsylvania.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2003, have been designated Exempt Interest Dividends.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.


----
28

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the fiscal year ended May 31, 2003, Maryland and Virginia invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are marked to market daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond. Pennsylvania did not invest in any such securities during the fiscal year ended May 31, 2003.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


2. Fund Shares

Transactions in Fund shares were as follows:

                                                                        Maryland
                                                     ----------------------------------------------
                                                           Year Ended                Year Ended
                                                             5/31/03                   5/31/02
                                                     ----------------------    ----------------------
                                                         Shares       Amount       Shares       Amount
                                                     ---------  -----------
------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                              680,204  $ 7,145,680      526,752  $ 5,395,529
  Class B                                              453,285    4,762,685      464,940    4,759,741
  Class C                                              504,192    5,287,218      241,490    2,473,957
  Class R                                              130,061    1,367,985      115,935    1,190,545
Shares issued to shareholders due to reinvestment of
 distributions:
  Class A                                               84,958      890,121       89,869      920,724
  Class B                                               19,825      208,152       15,235      156,253
  Class C                                               21,773      228,383       14,202      145,471
  Class R                                              130,919    1,375,575      129,870    1,334,086
------------------------------------------------------------------------------------------------------
                                                     2,025,217   21,265,799    1,598,293   16,376,306
------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                             (467,406)  (4,905,352)    (346,000)  (3,533,764)
  Class B                                             (110,389)  (1,156,315)     (85,698)    (877,537)
  Class C                                              (94,078)    (990,516)     (78,255)    (799,572)
  Class R                                             (240,736)  (2,534,024)    (303,241)  (3,104,184)
------------------------------------------------------------------------------------------------------
                                                      (912,609)  (9,586,207)    (813,194)  (8,315,057)
------------------------------------------------------------------------------------------------------
Net increase                                         1,112,608  $11,679,592      785,099  $ 8,061,249
------------------------------------------------------------------------------------------------------


----
29

                                                                        Pennsylvania
                                                     --------------------------------------------------
                                                            Year Ended                 Year Ended
                                                              5/31/03                    5/31/02
                                                     ------------------------   ------------------------
                                                          Shares        Amount       Shares        Amount
---------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                               823,671  $  8,475,740      829,014  $  8,479,370
  Class B                                               227,380     2,348,846      386,913     3,949,642
  Class C                                               846,423     8,720,062      482,014     4,914,100
  Class R                                               334,539     3,441,568      318,195     3,246,842
Shares issued to shareholders due to reinvestment of
 distributions:
  Class A                                               135,841     1,399,001      126,012     1,286,277
  Class B                                                16,761       172,882       15,174       155,120
  Class C                                                24,021       247,125       15,758       160,627
  Class R                                               177,686     1,827,787      182,698     1,863,167
---------------------------------------------------------------------------------------------------------
                                                      2,586,322    26,633,011    2,355,778    24,055,145
---------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                              (789,306)   (8,120,547)    (596,732)   (6,091,945)
  Class B                                              (191,734)   (1,970,130)    (189,704)   (1,941,043)
  Class C                                              (213,233)   (2,200,958)    (125,188)   (1,268,490)
  Class R                                              (515,096)   (5,303,426)    (401,557)   (4,085,049)
---------------------------------------------------------------------------------------------------------
                                                     (1,709,369)  (17,595,061)  (1,313,181)  (13,386,527)
---------------------------------------------------------------------------------------------------------
Net increase                                            876,953  $  9,037,950    1,042,597  $ 10,668,618
---------------------------------------------------------------------------------------------------------

                                                                          Virginia
                                                     --------------------------------------------------
                                                            Year Ended                Year Ended
                                                              5/31/03                   5/31/02
                                                     ------------------------  ------------------------
                                                          Shares        Amount      Shares        Amount
--------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                             1,955,750  $ 21,079,405   2,273,719  $ 24,334,238
  Class B                                               458,648     4,937,447     455,698     4,872,774
  Class C                                               614,995     6,619,300     380,986     4,068,781
  Class R                                               180,389     1,948,408     207,950     2,219,848
Shares issued to shareholders due to reinvestment of
 distributions:
  Class A                                               284,291     3,060,692     268,892     2,884,185
  Class B                                                36,711       394,569      26,245       281,039
  Class C                                                27,804       298,854      20,631       220,918
  Class R                                               159,846     1,717,613     151,382     1,621,620
--------------------------------------------------------------------------------------------------------
                                                      3,718,434    40,056,288   3,785,503    40,503,403
--------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                            (1,599,629)  (17,239,498) (1,961,333)  (20,974,472)
  Class B                                              (118,873)   (1,275,678)   (160,741)   (1,713,145)
  Class C                                              (147,178)   (1,577,784)   (258,567)   (2,759,283)
  Class R                                              (240,988)   (2,593,318)   (500,973)   (5,355,320)
--------------------------------------------------------------------------------------------------------
                                                     (2,106,668)  (22,686,278) (2,881,614)  (30,802,220)
                                                     ----------  ------------
--------------------------------------------------------------------------------------------------------
Net increase                                          1,611,766  $ 17,370,010     903,889  $  9,701,183
--------------------------------------------------------------------------------------------------------



----
30

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities for the fiscal year ended May 31, 2003, were as follows:

                        Maryland Pennsylvania    Virginia
---------------------------------------------------------
Purchases            $19,560,659  $28,831,681 $51,476,498
Sales and maturities  11,402,633   21,743,631  37,455,218
---------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At May 31, 2003, the cost of investments were as follows:

                                  Maryland Pennsylvania     Virginia
           ---------------------------------------------------------
           Cost of investments $95,705,144 $149,879,921 $232,897,588
           ---------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2003, were as follows:

                                               Maryland Pennsylvania      Virginia
----------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                             $ 7,978,232   $11,458,164  $20,492,974
  Depreciation                              (1,105,851)   (1,239,343)  (4,681,971)
----------------------------------------------------------------------------------
Net unrealized appreciation on investments $ 6,872,381   $10,218,821  $15,811,003
----------------------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at May 31, 2003, were as follows:

                                             Maryland Pennsylvania   Virginia
   --------------------------------------------------------------------------
   Undistributed net tax-exempt income       $376,342     $362,161 $1,003,901
   Undistributed net ordinary income*             117          400     22,767
   Undistributed net long-term capital gains       --           --    151,887
   --------------------------------------------------------------------------

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended May 31, 2003 and May 31, 2002, was designated for purposes of the dividends paid deduction as follows:

2003                                             Maryland Pennsylvania    Virginia
----------------------------------------------------------------------------------
Distributions from net tax-exempt income       $4,368,894   $7,289,834 $11,601,368
Distributions from net ordinary income*                --           --          --
Distributions from net long-term capital gains         --           --     341,961
----------------------------------------------------------------------------------

2002                                             Maryland Pennsylvania    Virginia
----------------------------------------------------------------------------------
Distributions from net tax-exempt income       $3,989,243   $7,241,033 $10,981,924
Distributions from net ordinary income*                --       14,074       4,217
Distributions from net long-term capital gains         --           --          --
----------------------------------------------------------------------------------

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At May 31, 2003, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                      Maryland Pennsylvania
                     --------------------------------------
                     Expiration year:
                       2008           $     --   $  255,353
                       2009             98,490    1,457,958
                       2010            121,246      193,021
                     --------------------------------------
                     Total            $219,736   $1,906,332
                     --------------------------------------



----
31

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. (formerly, The John Nuveen Company), each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

                 Average Daily Net Assets       Management Fee
                 ----------------------------------------------
                 For the first $125 million              .5500%
                 For the next $125 million               .5375
                 For the next $250 million               .5250
                 For the next $500 million               .5125
                 For the next $1 billion                 .5000
                 For the next $3 billion                 .4750
                 For net assets over $5 billion          .4500
                 ----------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

During the fiscal year ended May 31, 2003, Nuveen Investments, LLC (the "Distributor") (formerly, Nuveen Investments), a wholly owned subsidiary of Nuveen Investments, Inc., collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                            Maryland Pennsylvania Virginia
     ---------------------------------------------------------------------
     Sales charges collected (unaudited)    $173,678     $196,120 $338,660
     Paid to authorized dealers (unaudited)  158,827      169,093  299,745
     ---------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2003, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                         Maryland Pennsylvania Virginia
         --------------------------------------------------------------
         Commission advances (unaudited) $242,185     $147,866 $285,024
         --------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2003, the Distributor retained such 12b-1 fees as follows:

                                         Maryland Pennsylvania Virginia
         --------------------------------------------------------------
         12b-1 fees retained (unaudited) $130,820     $140,513 $187,541
         --------------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2003, as follows:

                                      Maryland Pennsylvania Virginia
            --------------------------------------------------------
            CDSC retained (unaudited)  $35,323      $27,687  $31,626
            --------------------------------------------------------


----
32

6. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 1, 2003, to shareholders of record on June 9, 2003, as follows:

                                   Maryland Pennsylvania Virginia
               --------------------------------------------------
               Dividend per share:
                 Class A             $.0380       $.0385   $.0435
                 Class B              .0315        .0325    .0370
                 Class C              .0335        .0340    .0385
                 Class R              .0400        .0405    .0455
               --------------------------------------------------



----
33

Financial Highlights

Selected data for a share outstanding throughout each year:

Class (Commencement Date)
                                                     Investment Operations        Less Distributions
                                                  ---------------------------  -----------------------


MARYLAND


                                                                   Net
                                                             Realized/
                                                            Unrealized
                                        Beginning       Net    Invest-             Net                  Ending
                                              Net   Invest-       ment         Invest-                     Net
                                            Asset      ment       Gain            ment  Capital          Asset     Total
Year Ended May 31,                          Value Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)
--------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2003                                      $10.24      $.48      $ .60  $1.08    $(.49)   $  --  $(.49) $10.83     10.74%
 2002                                       10.14       .50        .09    .59     (.49)      --   (.49)  10.24      5.88
 2001                                        9.55       .48        .58   1.06     (.47)      --   (.47)  10.14     11.36
 2000                                       10.46       .47       (.86)  (.39)    (.49)    (.03)  (.52)   9.55     (3.71)
 1999                                       10.56       .49       (.11)   .38     (.48)      --   (.48)  10.46      3.65
Class B (3/97)
 2003                                       10.26       .40        .59    .99     (.41)      --   (.41)  10.84      9.81
 2002                                       10.15       .42        .10    .52     (.41)      --   (.41)  10.26      5.18
 2001                                        9.56       .41        .58    .99     (.40)      --   (.40)  10.15     10.53
 2000                                       10.47       .40       (.86)  (.46)    (.42)    (.03)  (.45)   9.56     (4.44)
 1999                                       10.56       .41       (.10)   .31     (.40)      --   (.40)  10.47      2.95
Class C (9/94)
 2003                                       10.24       .42        .59   1.01     (.43)      --   (.43)  10.82     10.08
 2002                                       10.14       .44        .09    .53     (.43)      --   (.43)  10.24      5.32
 2001                                        9.56       .43        .57   1.00     (.42)      --   (.42)  10.14     10.64
 2000                                       10.46       .42       (.86)  (.44)    (.43)    (.03)  (.46)   9.56     (4.16)
 1999                                       10.56       .43       (.11)   .32     (.42)      --   (.42)  10.46      3.07
Class R (2/92)
 2003                                       10.27       .50        .59   1.09     (.51)      --   (.51)  10.85     10.86
 2002                                       10.16       .52        .10    .62     (.51)      --   (.51)  10.27      6.20
 2001                                        9.58       .50        .57   1.07     (.49)      --   (.49)  10.16     11.41
 2000                                       10.48       .49       (.85)  (.36)    (.51)    (.03)  (.54)   9.58     (3.43)
 1999                                       10.58       .51       (.11)   .40     (.50)      --   (.50)  10.48      3.82
--------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                                                 Ratios/Supplemental Data
                                        --------------------------------------------------------------------------
                                                  Before Credit/         After          After Credit/
                                                  Reimbursement     Reimbursement(c)   Reimbursement(d)
MARYLAND                                        -----------------  -----------------  -----------------
                                                            Ratio              Ratio              Ratio
                                                           of Net             of Net             of Net
                                                          Invest-            Invest-            Invest-
                                                Ratio of     ment  Ratio of     ment  Ratio of     ment
                                                Expenses   Income  Expenses   Income  Expenses   Income
                                         Ending       to       to        to       to        to       to
                                            Net  Average  Average   Average  Average   Average  Average  Portfolio
                                         Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended May 31,                        (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
-------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2003                                   $34,069      .93%    4.53%      .93%    4.53%      .91%    4.55%        12%
 2002                                    29,178      .97     4.84       .97     4.84       .96     4.85          4
 2001                                    26,137     1.00     4.82      1.00     4.82       .98     4.84         28
 2000                                    22,694     1.13     4.79      1.12     4.79      1.11     4.81         19
 1999                                    22,093     1.02     4.57       .95     4.63       .95     4.64         29
Class B (3/97)
 2003                                    15,125     1.68     3.78      1.68     3.78      1.66     3.79         12
 2002                                    10,588     1.72     4.08      1.72     4.08      1.71     4.09          4
 2001                                     6,474     1.74     4.08      1.74     4.08      1.73     4.09         28
 2000                                     4,694     1.87     4.04      1.87     4.04      1.85     4.05         19
 1999                                     4,732     1.77     3.84      1.71     3.90      1.71     3.90         29
Class C (9/94)
 2003                                    13,049     1.48     3.98      1.48     3.98      1.46     3.99         12
 2002                                     7,925     1.52     4.28      1.52     4.28      1.51     4.29          4
 2001                                     6,046     1.55     4.28      1.55     4.28      1.53     4.29         28
 2000                                     5,290     1.68     4.25      1.68     4.25      1.66     4.27         19
 1999                                     4,089     1.57     4.03      1.51     4.10      1.50     4.10         29
Class R (2/92)
 2003                                    42,967      .73     4.73       .73     4.73       .71     4.75         12
 2002                                    40,444      .77     5.03       .77     5.03       .76     5.05          4
 2001                                    40,619      .80     5.03       .80     5.03       .78     5.04         28
 2000                                    38,840      .92     4.98       .92     4.99       .90     5.00         19
 1999                                    44,411      .82     4.77       .75     4.83       .75     4.83         29
-------------------------------------------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.



                                See accompanying notes to financial statements.

----
34

Selected data for a share outstanding throughout each year:


Class (Commencement Date)
                                                     Investment Operations        Less Distributions
                                                  ---------------------------  -----------------------


PENNSYLVANIA


                                                                   Net
                                                             Realized/
                                                            Unrealized
                                        Beginning       Net    Invest-             Net                  Ending
                                              Net   Invest-       ment         Invest-                     Net
                                            Asset      ment       Gain            ment  Capital          Asset     Total
Year Ended May 31,                          Value Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)
--------------------------------------------------------------------------------------------------------------------------
Class A (10/86)
 2003                                      $10.16      $.48     $  .45  $ .93    $(.49)   $  --  $(.49) $10.60      9.36%
 2002                                       10.06       .51        .11    .62     (.52)      --   (.52)  10.16      6.39
 2001                                        9.38       .53        .66   1.19     (.51)      --   (.51)  10.06     12.81
 2000                                       10.45       .50      (1.03)  (.53)    (.51)    (.03)  (.54)   9.38     (5.21)
 1999                                       10.68       .53       (.17)   .36     (.53)    (.06)  (.59)  10.45      3.42
Class B (2/97)
 2003                                       10.17       .40        .46    .86     (.42)      --   (.42)  10.61      8.59
 2002                                       10.07       .44        .11    .55     (.45)      --   (.45)  10.17      5.54
 2001                                        9.40       .46        .65   1.11     (.44)      --   (.44)  10.07     11.97
 2000                                       10.47       .42      (1.03)  (.61)    (.43)    (.03)  (.46)   9.40     (5.91)
 1999                                       10.70       .45       (.17)   .28     (.45)    (.06)  (.51)  10.47      2.66
Class C (2/94)
 2003                                       10.14       .42        .44    .86     (.43)      --   (.43)  10.57      8.70
 2002                                       10.04       .46        .11    .57     (.47)      --   (.47)  10.14      5.74
 2001                                        9.37       .48        .65   1.13     (.46)      --   (.46)  10.04     12.21
 2000                                       10.44       .44      (1.03)  (.59)    (.45)    (.03)  (.48)   9.37     (5.73)
 1999                                       10.68       .47       (.17)   .30     (.48)    (.06)  (.54)  10.44      2.80
Class R (2/97)
 2003                                       10.15       .50        .44    .94     (.51)      --   (.51)  10.58      9.52
 2002                                       10.05       .54        .11    .65     (.55)      --   (.55)  10.15      6.53
 2001                                        9.38       .55        .65   1.20     (.53)      --   (.53)  10.05     13.01
 2000                                       10.44       .51      (1.01)  (.50)    (.53)    (.03)  (.56)   9.38     (4.93)
 1999                                       10.68       .55       (.17)   .38     (.56)    (.06)  (.62)  10.44      3.55
--------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                                                 Ratios/Supplemental Data
                                        --------------------------------------------------------------------------
                                                            Before Credit/         After          After Credit/
                                                            Reimbursement     Reimbursement(c)   Reimbursement(d)
PENNSYLVANIA                                              -----------------  -----------------  -----------------
                                                            Ratio              Ratio              Ratio
                                                           of Net             of Net             of Net
                                                          Invest-            Invest-            Invest-
                                                Ratio of     ment  Ratio of     ment  Ratio of     ment
                                                Expenses   Income  Expenses   Income  Expenses   Income
                                         Ending       to       to        to       to        to       to
                                            Net  Average  Average   Average  Average   Average  Average  Portfolio
                                         Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended May 31,                        (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
-------------------------------------------------------------------------------------------------------------------
Class A (10/86)
 2003                                   $69,120      .92%    4.63%      .92%    4.63%      .91%    4.63%        15%
 2002                                    64,526      .97     5.04       .97     5.04       .96     5.05         16
 2001                                    60,278     1.00     5.37      1.00     5.37       .98     5.38         21
 2000                                    55,564     1.12     5.04      1.10     5.06      1.09     5.07         16
 1999                                    70,865      .94     4.75       .69     5.00       .69     5.00         18
Class B (2/97)
 2003                                    12,747     1.66     3.87      1.66     3.87      1.66     3.88         15
 2002                                    11,691     1.72     4.28      1.72     4.28      1.71     4.29         16
 2001                                     9,440     1.75     4.62      1.75     4.62      1.73     4.63         21
 2000                                     7,809     1.89     4.30      1.87     4.32      1.86     4.32         16
 1999                                     7,966     1.69     4.02      1.45     4.25      1.45     4.26         18
Class C (2/94)
 2003                                    21,579     1.46     4.08      1.46     4.08      1.45     4.09         15
 2002                                    14,028     1.52     4.47      1.52     4.47      1.51     4.49         16
 2001                                    10,152     1.55     4.82      1.55     4.82      1.53     4.83         21
 2000                                     9,672     1.66     4.49      1.64     4.52      1.63     4.52         16
 1999                                    13,167     1.49     4.21      1.25     4.45      1.24     4.46         18
Class R (2/97)
 2003                                    59,240      .72     4.83       .72     4.83       .71     4.83         15
 2002                                    56,836      .77     5.24       .77     5.24       .76     5.25         16
 2001                                    55,290      .80     5.57       .80     5.57       .78     5.58         21
 2000                                    51,788      .94     5.24       .91     5.26       .91     5.27         16
 1999                                    61,044      .74     4.95       .49     5.20       .49     5.20         18
-------------------------------------------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.



                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
35

Selected data for a share outstanding throughout each year:

Class (Commencement Date)
                                                   Investment Operations        Less Distributions
                                                ---------------------------  -----------------------


VIRGINIA


                                                                 Net
                                                           Realized/
                                                          Unrealized
                                      Beginning       Net    Invest-             Net                   Ending
                                            Net   Invest-       ment         Invest-                      Net
                                          Asset      ment       Gain            ment  Capital           Asset     Total
Year Ended May 31,                        Value Income(a)     (Loss)   Total  Income    Gains   Total   Value Return(b)
-------------------------------------------------------------------------------------------------------------------------
Class A (3/86)
 2003                                    $10.65      $.52      $ .44  $ .96    $(.53)   $(.02) $(.55) $11.06       9.26%
 2002                                     10.69       .55       (.06)   .49     (.53)      --   (.53)  10.65       4.69
 2001                                     10.10       .54        .58   1.12     (.53)      --   (.53)  10.69      11.27
 2000                                     10.93       .53       (.83)  (.30)    (.52)    (.01)  (.53)  10.10      (2.72)
 1999                                     11.06       .53       (.10)   .43     (.53)    (.03)  (.56)  10.93       3.95
Class B (2/97)
 2003                                     10.63       .44        .45    .89     (.46)    (.02)  (.48)  11.04       8.49
 2002                                     10.67       .46       (.05)   .41     (.45)      --   (.45)  10.63       3.93
 2001                                     10.10       .46        .56   1.02     (.45)      --   (.45)  10.67      10.26
 2000                                     10.93       .45       (.82)  (.37)    (.45)    (.01)  (.46)  10.10      (3.44)
 1999                                     11.06       .45       (.10)   .35     (.45)    (.03)  (.48)  10.93       3.20
Class C (10/93)
 2003                                     10.63       .46        .44    .90     (.47)    (.02)  (.49)  11.04       8.67
 2002                                     10.67       .49       (.06)   .43     (.47)      --   (.47)  10.63       4.13
 2001                                     10.10       .48        .57   1.05     (.48)      --   (.48)  10.67      10.50
 2000                                     10.92       .47       (.81)  (.34)    (.47)    (.01)  (.48)  10.10      (3.16)
 1999                                     11.06       .47       (.11)   .36     (.47)    (.03)  (.50)  10.92       3.30
Class R (2/97)
 2003                                     10.63       .54        .45    .99     (.56)    (.02)  (.58)  11.04       9.52
 2002                                     10.67       .57       (.05)   .52     (.56)      --   (.56)  10.63       4.93
 2001                                     10.10       .56        .56   1.12     (.55)      --   (.55)  10.67      11.32
 2000                                     10.93       .55       (.82)  (.27)    (.55)    (.01)  (.56)  10.10      (2.49)
 1999                                     11.06       .56       (.10)   .46     (.56)    (.03)  (.59)  10.93       4.18
-------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                                                Ratios/Supplemental Data
                                      ----------------------------------------------------------------------------
                                                            Before Credit/         After          After Credit/
                                                            Reimbursement     Reimbursement(c)   Reimbursement(d)
VIRGINIA                                                  -----------------  -----------------  -----------------
                                                            Ratio              Ratio              Ratio
                                                           of Net             of Net             of Net
                                                          Invest-            Invest-            Invest-
                                                Ratio of     ment  Ratio of     ment  Ratio of     ment
                                                Expenses   Income  Expenses   Income  Expenses   Income
                                         Ending       to       to        to       to        to       to
                                            Net  Average  Average   Average  Average   Average  Average  Portfolio
                                         Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended May 31,                        (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
-------------------------------------------------------------------------------------------------------------------
Class A (3/86)
 2003                                 $154,509       .88%    4.82%      .88%    4.82%      .87%    4.84%        16%
 2002                                  141,987       .89     5.08       .89     5.08       .88     5.09         11
 2001                                  136,248       .91     5.14       .91     5.14       .90     5.14         17
 2000                                  125,522      1.00     5.07      1.00     5.07       .99     5.08         22
 1999                                  138,941       .89     4.78       .86     4.81       .86     4.81         15
Class B (2/97)
 2003                                   21,242      1.63     4.07      1.63     4.07      1.62     4.08         16
 2002                                   16,461      1.64     4.33      1.64     4.33      1.63     4.34         11
 2001                                   13,094      1.66     4.38      1.66     4.38      1.65     4.39         17
 2000                                   10,713      1.75     4.32      1.75     4.32      1.75     4.33         22
 1999                                   10,419      1.64     4.02      1.61     4.05      1.61     4.06         15
Class C (10/93)
 2003                                   23,054      1.43     4.27      1.43     4.27      1.42     4.28         16
 2002                                   16,933      1.44     4.53      1.44     4.53      1.43     4.54         11
 2001                                   15,468      1.46     4.59      1.46     4.59      1.45     4.59         17
 2000                                   14,263      1.55     4.53      1.55     4.53      1.54     4.53         22
 1999                                   17,679      1.44     4.23      1.41     4.26      1.41     4.26         15
Class R (2/97)
 2003                                   53,519       .68     5.02       .68     5.02       .67     5.04         16
 2002                                   50,502       .69     5.28       .69     5.28       .68     5.29         11
 2001                                   52,203       .71     5.34       .71     5.34       .71     5.34         17
 2000                                   50,403       .80     5.27       .80     5.27       .79     5.28         22
 1999                                   56,728       .69     4.98       .66     5.01       .66     5.02         15
-------------------------------------------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.




                                See accompanying notes to financial statements.

----
36

Report of Independent Auditors


To the Board of Trustees and Shareholders of Nuveen Multistate Trust I:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Maryland Municipal Bond Fund, Nuveen Pennsylvania Municipal Bond Fund and Nuveen Virginia Municipal Bond Fund (each a series of the Nuveen Multistate Trust I, hereafter referred to as the "Funds") at May 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds as of May 31, 2001 and for the periods then ended and prior were audited by other independent accountants who have ceased operations. Those independent accountants expressed an unqualified opinion on those statements in their report dated July 11, 2001.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
July 24, 2003


----
37

--------------------------------------------------------------------------------
  Trustees and Officers
================================================================================

The management of the Fund, including general supervision of the duties performed for the Fund under the management agreement between Nuveen Advisory and the Fund, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at seven. None of the trustees who are not "interested" persons of the Fund has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                         Number of
                                                                                                       Portfolios in
Name,                       Position(s)      Year First  Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or  Including other Directorships                  Overseen by
and Address                 the Fund        Appointed(2) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:


--------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1994     Chairman and Director (since 1996) of Nuveen       140
3/28/49                     Board and                    Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive         Trustee                      LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                        (since 1996) of Nuveen Advisory Corp. and
                                                         Nuveen Institutional Advisory Corp.;
                                                         Chairman and Director (since 1997) of Nuveen
                                                         Asset Management, Inc.; Director (since
                                                         1996) of Institutional Capital Corporation;
                                                         Chairman and Director (since 1999) of
                                                         Rittenhouse Asset Management, Inc.; Chairman
                                                         of Nuveen Investments Advisers Inc. (since
                                                         2002).

Trustees who are not interested persons of the Funds:


--------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Trustee             1997     Private Investor and Management Consultant.        122
8/22/40
333 W. Wacker Drive
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993     Retired (August 1989) as Senior Vice               122
7/29/34                                                  President of The Northern Trust Company;
333 W. Wacker Drive                                      Director of the United Way of Highland
Chicago, IL 60606                                        Park-Highwood (since 2002).


--------------------------------------------------------------------------------------------------------------------
Anne E. Impellizzeri        Trustee             1994     Retired, formerly, Executive Director (since       122
1/26/33                                                  1998) of Manitoga/The Russel Wright Design
333 W. Wacker Drive                                      Center; prior thereto, President and Chief
Chicago, IL 60606                                        Executive Officer of Blanton-Peale Institute
                                                         (since 1990); prior thereto, Vice President,
                                                         Metropolitan Life Insurance Co.


--------------------------------------------------------------------------------------------------------------------
Peter R. Sawers             Trustee             1991     Adjunct Professor of Business and Economics,       122
4/3/33                                                   University of Dubuque, Iowa; formerly
333 W. Wacker Drive                                      (1991-2000) Adjunct Professor, Lake Forest
Chicago, IL 60606                                        Graduate School of Management, Lake Forest,
                                                         Illinois; prior thereto, Executive Director,
                                                         Towers Perrin Australia, a management
                                                         consulting firm; Chartered Financial
                                                         Analyst; Certified Management Consultant;
                                                         Director, Executive Service Corps of
                                                         Chicago, a not-for-profit organization.


--------------------------------------------------------------------------------------------------------------------
William J. Schneider        Trustee             1997     Senior Partner and Chief Operating Officer,        122
9/24/44                                                  Miller-Valentine Group, Vice President,
333 W. Wacker Drive                                      Miller-Valentine Realty, a development and
Chicago, IL 60606                                        contract company; Chair, Miami Valley
                                                         Hospital; Chair, Miami Valley Economic
                                                         Development Coalition; formerly, Member,
                                                         Community Advisory Board, National City
                                                         Bank, Dayton, Ohio and Business Advisory
                                                         Council, Cleveland Federal Reserve Bank.


--------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale         Trustee             1997     Executive Director, Gaylord and Dorothy            122
12/29/47                                                 Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                      thereto, Executive Director, Great Lakes
Chicago, IL 60606                                        Protection Fund (from 1990 to 1994).

----
38

--------------------------------------------------------------------------------

                                                                                                      Number of
                                                                                                    Portfolios in
Name,                 Position(s)         Year First  Principal Occupation(s)                       Fund Complex
Birthdate             Held with           Elected or  Including other Directorships                  Overseen by
and Address           the Fund           Appointed(3) During Past 5 Years                              Officer
-----------------------------------------------------------------------------------------------------------------

Officers of the Funds:


-----------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman  Chief                  1988     Managing Director (since 2002), Assistant          140
9/9/56                Administrative                  Secretary and Associate General Counsel,
333 W. Wacker Drive   Officer                         formerly, Vice President and Assistant
Chicago, IL 60606                                     General Counsel of Nuveen Investments, LLC;
                                                      Managing Director (since 2002), General
                                                      Counsel and Assistant Secretary, formerly,
                                                      Vice President of Nuveen Advisory Corp. and
                                                      Nuveen Institutional Advisory Corp.;
                                                      Managing Director (since 2002), Assistant
                                                      Secretary and Associate General Counsel,
                                                      formerly, Vice President (since 2000), of
                                                      Nuveen Asset Management, Inc.; Assistant
                                                      Secretary of Nuveen Investments, Inc. (since
                                                      1994); Assistant Secretary of NWQ Investment
                                                      Management Company, LLC (since 2002); Vice
                                                      President and Assistant Secretary of Nuveen
                                                      Investments Advisers Inc. (since 2002);
                                                      Managing Director, Associate General Counsel
                                                      and Assistant Secretary of Rittenhouse Asset
                                                      Management, Inc. (since May 2003); Chartered
                                                      Financial Analyst.


-----------------------------------------------------------------------------------------------------------------
Michael T. Atkinson   Vice President and     2000     Vice President (since 2002), formerly,             140
2/3/66                Assistant                       Assistant Vice President (since 2000),
333 W. Wacker Drive   Secretary                       previously, Associate of Nuveen Investments,
Chicago, IL 60606                                     LLC.


-----------------------------------------------------------------------------------------------------------------
Paul L. Brennan       Vice President         1999     Vice President (since 2002), formerly,             134
11/10/66                                              Assistant Vice President (since 1997), of
333 W. Wacker Drive                                   Nuveen Advisory Corp.; prior thereto,
Chicago, IL 60606                                     portfolio manager of Flagship Financial
                                                      Inc.; Chartered Financial Analyst and
                                                      Certified Public Accountant.


-----------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President and     1999     Vice President of Nuveen Investments, LLC          140
11/28/67              Treasurer                       (since 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                                   President (since 1997); Vice President and
Chicago, IL 60606                                     Treasurer of Nuveen Investments, Inc. (since
                                                      1999); Vice President and Treasurer of
                                                      Nuveen Advisory Corp. and Nuveen
                                                      Institutional Advisory Corp (since 1999);
                                                      Vice President and Treasurer of Nuveen Asset
                                                      Management, Inc. (since 2002) and of Nuveen
                                                      Investments Advisers Inc. (since 2002);
                                                      Assistant Treasurer of NWQ Investment
                                                      Management Company, LLC (since 2002);
                                                      Chartered Financial Analyst.


-----------------------------------------------------------------------------------------------------------------
Susan M. DeSanto      Vice President         2001     Vice President of Nuveen Advisory Corp.            140
9/8/54                                                (since 2001); previously, Vice President of
333 W. Wacker Drive                                   Van Kampen Investment Advisory Corp. (since
Chicago, IL 60606                                     1998); Vice President of Nuveen
                                                      Institutional Advisory Corp. (since 2002);
                                                      prior thereto, Assistant Vice President of
                                                      Van Kampen Investment Advisory Corp. (since
                                                      1994).


-----------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President and     2000     Vice President (since 2002) and Assistant          140
9/24/64               Secretary                       General Counsel (since 1998); formerly,
333 W. Wacker Drive                                   Assistant Vice President (since 1998) of
Chicago, IL 60606                                     Nuveen Investments, LLC; Vice President
                                                      (since 2002) and Assistant Secretary (since
                                                      1998), formerly Assistant Vice President of
                                                      Nuveen Advisory Corp. and Nuveen
                                                      Institutional Advisory Corp.


-----------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President         1998     Vice President of Nuveen Investments, LLC;         140
10/24/45                                              Vice President (since 1998) of Nuveen
333 W. Wacker Drive                                   Advisory Corp. and Nuveen Institutional
Chicago, IL 60606                                     Advisory Corp.


-----------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President         1995     Managing Director (since 2002) of Nuveen           140
3/2/64                                                Investments, LLC; Managing Director (since
333 W. Wacker Drive                                   2001), formerly Vice President of Nuveen
Chicago, IL 60606                                     Advisory Corp. and Nuveen Institutional
                                                      Advisory Corp. (since 1995); Managing
                                                      Director of Nuveen Asset Management, Inc.
                                                      (since 2001); Vice President of Nuveen
                                                      Investment Advisers Inc. (since 2002);
                                                      Chartered Financial Analyst.

----
39

================================================================================

                                                                                                        Number of
                                                                                                      Portfolios in
Name,                   Position(s)         Year First  Principal Occupation(s)                       Fund Complex
Birthdate               Held with           Elected or  Including other Directorships                  Overseen by
and Address             the Fund           Appointed(3) During Past 5 Years                              Officer
-------------------------------------------------------------------------------------------------------------------
Stephen D. Foy          Vice President and     1998     Vice President (since 1993) and Funds              140
5/31/54                 Controller                      Controller (since 1998) of Nuveen
333 W. Wacker Drive                                     Investments, LLC and Vice President and
Chicago, IL 60606                                       Funds Controller (since 1998) of Nuveen
                                                        Investments, Inc.; Certified Public
                                                        Accountant.


-------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell       Vice President         1988     Vice President of Nuveen Advisory Corp.;           134
7/5/55                                                  Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------------
Richard A. Huber        Vice President         1997     Vice President of Nuveen Institutional             134
3/26/63                                                 Advisory Corp. (since 1998) and Nuveen
333 W. Wacker Drive                                     Advisory Corp. (since 1997); prior
Chicago, IL 60606                                       thereto, Vice President and Portfolio
                                                        Manager of Flagship Financial, Inc.


-------------------------------------------------------------------------------------------------------------------
Steven J. Krupa         Vice President         1990     Vice President of Nuveen Advisory Corp.            134
8/21/57
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------------
David J. Lamb           Vice President         2000     Vice President (since 2000) of Nuveen              140
3/22/63                                                 Investments, LLC, previously Assistant Vice
333 W. Wacker Drive                                     President (since 1999); prior thereto,
Chicago, IL 60606                                       Associate of Nuveen Investments, LLC;
                                                        Certified Public Accountant.


-------------------------------------------------------------------------------------------------------------------
Tina M. Lazar           Vice President         2002     Vice President (since 1999), previously,           140
8/27/61                                                 Assistant Vice President (since 1993) of
333 W. Wacker Drive                                     Nuveen Investments, LLC.
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------------
Larry W. Martin         Vice President and     1988     Vice President, Assistant Secretary and            140
7/27/51                 Assistant                       Assistant General Counsel of Nuveen
333 W. Wacker Drive     Secretary                       Investments, LLC; Vice President and
Chicago, IL 60606                                       Assistant Secretary of Nuveen Advisory Corp.
                                                        and Nuveen Institutional Advisory Corp.;
                                                        Assistant Secretary of Nuveen Investments,
                                                        Inc. and (since 1997) Nuveen Asset
                                                        Management, Inc.; Vice President (since
                                                        2000), Assistant Secretary and Assistant
                                                        General Counsel (since 1998) of Rittenhouse
                                                        Asset Management, Inc.; Vice President and
                                                        Assistant Secretary of Nuveen Investments
                                                        Advisers Inc. (since 2002); Assistant
                                                        Secretary of NWQ Investment Management
                                                        Company, LLC (since 2002).


-------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV     Vice President         1996     Managing Director (since 2002) of Nuveen           140
7/7/65                                                  Investments, LLC; Managing Director (since
333 W. Wacker Drive                                     1997), formerly Vice President (since 1996)
Chicago, IL 60606                                       of Nuveen Advisory Corp. and Nuveen
                                                        Institutional Advisory Corp.; Managing
                                                        Director of Nuveen Asset Management, Inc.
                                                        (since 1999). Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------------
Thomas J. O'Shaughnessy Vice President         1999     Vice President (since 2002), formerly,             134
9/4/60                                                  Assistant Vice President (since 1998), of
333 W. Wacker Drive                                     Nuveen Advisory Corp.; prior thereto,
Chicago, IL 60606                                       portfolio manager.


-------------------------------------------------------------------------------------------------------------------
Thomas C. Spalding      Vice President         1982     Vice President of Nuveen Advisory Corp. and        134
7/31/51                                                 Nuveen Institutional Advisory Corp.;
333 W. Wacker Drive                                     Chartered Financial Analyst.
Chicago, IL 60606

(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of Nuveen Institutional Advisory Corp.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

----
40

  Fund Information

================================================================================


   Fund Manager          Legal Counsel               Transfer Agent and
   Nuveen Advisory Corp. Morgan, Lewis & Bockius LLP Shareholder Services
   333 West Wacker Drive Washington, D.C.            Boston Financial
   Chicago, IL 60606                                 Data Services, Inc.
                         Independent Auditors        Nuveen Investor Services
                         PricewaterhouseCoopers LLP  P.O. Box 8530
                         Chicago, IL                 Boston, MA 02266-8530
                                                     (800) 257-8787
                         Custodian
                         State Street Bank & Trust
                         Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.


Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.


SEC Yield: A standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.



================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
41

--------------------------------------------------------------------------------



                          Serving

            Investors

                                  for Generations
--------------------------------------------------------------------------------

                                  Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

                                  Building on this tradition, we today offer a range of high quality equity and fixed income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

                                  Managing $80 billion in assets, Nuveen
                                  Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

                                  To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.



Distributed by

Nuveen Investments, LLC 333 West Wacker Drive Chicago, Illinois 60606 www.nuveen.com

MAN-MS1-0503D

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 1. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5-6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's Disclosure Controls and Procedures are effective, based on our evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of our evaluation.

ITEM 10. EXHIBITS

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment hereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) in the exact form set forth below: EX-99.CERT Attached hereto.

(c) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002. EX-99.906CERT attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust I
             --------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                          -------------------------------------------
                         Jessica R. Droeger
                         Vice President and Secretary

Date August 1, 2003
     ----------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          -------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (Principal Executive Officer)

Date August 1, 2003
     ----------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                          -------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (Principal Financial Officer)

Date August 1, 2003
     ----------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.